UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT	06082
(Address of principal executive offices)	(Zip code)

Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant's telephone number, including area code:	(860) 562-1000

Date of fiscal year end:	9/30/2020

Date of reporting period:	9/30/2020

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Premier Funds

September 30, 2020

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

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MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“We encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors.”

September 30, 2020

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended September 30, 2020 (the “fiscal year”). U.S. stocks and international stocks both experienced gains in the fiscal year despite the global economic recession brought on by the COVID-19 crisis. A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude. U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that market conditions are cyclical and subject to change anytime. In MassMutual’s view, the market environment that ensued from the pandemic (with stocks largely selling off and then, for the most part, recovering) underscores the importance of maintaining a long-term perspective and avoiding reacting to current events. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long run. Investing for retirement doesn’t happen overnight. Most people save and invest for retirement throughout their working years. Although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your retirement income goals.

●

Keep contributing. While it’s impossible to control how your investments perform, you can control how often and how much you save. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors can help boost their retirement savings, regardless of the investment environment.*

●

Invest continually. Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

*Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking the right steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

We live mutual, every day

MassMutual believes that humanity brings out the best in one another. That’s why, for nearly 170 years, through ups and downs and good times and bad, we have continually believed that we are stronger when we rely on one another. That’s also why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma
President

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2020

Market Highlights

●	For the reporting period from October 1, 2019 through September 30, 2020, U.S. stocks were up over 15%, despite the global economic recession brought on by the COVID-19 crisis.

●

The first quarter of 2020 was one of the most difficult quarters on record for the markets. COVID-19 fears turned to reality as “social distancing,” shuttered businesses, and the associated lost economic activity became the new norm.

●

A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude.

●

Foreign stocks in developed markets and emerging markets also experienced gains in the fiscal year, aided by increasing economic activity in the second half of the year and the weakening of the U.S. dollar.

●	U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

Market Environment

Global stock investors experienced significant levels of volatility for the fiscal year beginning October 1, 2019. U.S. stocks rose steadily until mid-February 2020, when the severity of the COVID-19 crisis was becoming apparent with rising case counts, hospitalizations, and deaths. Investor sentiment quickly turned negative, with March 2020 marking the end of the 11-year bull market. The S&P 500® Index* fell 34% from its February high to its March low, as the reality that the COVID-19 crisis had stalled the global economy and the imminence of a recession became evident.

Investors started the second quarter of 2020 facing increasing COVID-19 deaths, record unemployment levels, and expectations for an unprecedented decline in economic activity. Despite this, global markets ultimately recorded one of their best quarters ever. Investors responded positively to the massive amounts of monetary and fiscal stimulus. In addition, progress in combating COVID-19 and increasing economic activity, with the transition back to work for many, fueled the market turnaround. Central banks supported bond market liquidity and kept interest rates low through government and corporate bond purchases. Better-than-expected second quarter corporate earnings, a strong rebound in housing demand, and progress on COVID-19 therapeutics and vaccine research helped to tamp down investor concerns and drove many stocks, especially in the information technology sector, to new highs in the third quarter of 2020.

Global political tensions lessened significantly in the fiscal year, reducing market volatility up until the COVID-19 crisis emerged. In December 2019, a phase one trade agreement was reached between the U.S. and China. In the agreement, the U.S. agreed to roll back tariffs and China agreed to increase intellectual property protections, increase agricultural purchases, and open its markets to more U.S. firms. Similarly, the U.S., Mexico, and Canada reached a new trade agreement that opened up Mexico and Canada to more exports and strengthened intellectual property protection. In Europe, a Brexit agreement was reached in December 2019 that resulted in Britain’s departure from the European Union on January 31, 2020, and allowed investors to set aside concerns regarding European Union stability for the time being.

The broad market S&P 500 delivered a strong 15.15% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 5.70%. The technology-heavy NASDAQ Composite Index was one of the biggest winners, up 40.96% for the fiscal year. Small- and mid-cap stocks underperformed their larger peers, as small caps barely broke even – while growth stocks outperformed their value counterparts by over 40% during the period.

Seven of 11 sectors delivered positive returns for the fiscal year, led by information technology, consumer discretionary, health care, and communication services, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst performer for the fiscal year, down over 45%. The financial, real estate, and utilities sectors also ended in negative territory.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Premier Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, significantly trailed their domestic peers, ending the fiscal year barely in positive territory, up 0.49%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared significantly better, ending up 10.54% for the period. Developed international and emerging-market stocks benefited from increasing economic activity in the second half of the fiscal year and the weakening U.S. dollar.

Bond yields fell sharply during the fiscal year, with the 10-year U.S. Treasury bond yield falling from a high of 1.94% in October 2019 to a low of 0.69% at the close of the period. Falling yields generally produce rising bond prices; consequently, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 6.98%. Investment-grade corporate bonds also advanced. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 7.90% gain. The Bloomberg Barclays U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 3.25%, despite rising corporate bankruptcies.

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s subadviser is Barings LLC (Barings). The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 0.56%, underperforming the 1.02% return of the FTSE 3-Month Treasury Bill Index (the “benchmark”), which measures daily performance of 3 month US Treasury bills.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve (the Fed) decreased the federal funds target rate several times during the year ended September 30, 2020, from a range of 1.50% to 1.75%, to 0.00% to 0.25% – largely as a result of the market volatility brought on by the global pandemic. Prolonged lockdowns were cited as having an adverse effect on the economy and, as a result, the Fed took a more accommodative stance as the economy moved into recessionary territory. Normally, interest rates are ratcheted up or down in 0.25% increments, based upon the Fed’s view of the underlying economy; however, the unforeseen global pandemic caused the Fed to act quickly and sharply in early 2020.

LIBOR (London Interbank Offered Rate, which is an interest rate used in the short-term international interbank market) rates decreased, with 1-month LIBOR down 1.87% to 0.15% over the year – and 3-month LIBOR down 1.85% to 0.23% over the 12-month period. The sharp unexpected decrease in LIBOR had a negative effect on Fund performance due to the number of adjustable rate issues in the Fund that were tied to LIBOR.

At period-end, the curve out to one year is extremely flat, with no expected rate hike on the horizon. Consequently, there is little impetus to extend the duration of the Fund at this time until the yield curve steepens.

Subadviser outlook

Market trends finished the period showing modest signs of improvement. Security valuations have moved modestly higher and spreads have moved tighter since the volatility experienced in March. Due to what Barings believes is still a positive technical backdrop of strong market demand for risk assets, many segments have proved resilient in battling the headwinds of the resurgence in new issue volume and growing macro concerns. In Fund management’s view, all eyes are now on the U.S. Congress as the economy awaits an additional round of fiscal stimulus. Without a meaningful agreement reached in Congress, however, Barings believes that the continuation and path of this recovery seem somewhat in question heading toward the end of 2020. Facing a still uncertain environment leading into the fourth quarter, the Fund is maintaining a defensive stance and Fund management is remaining diligent to its fundamental bottom-up process of capital preservation.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Discount Notes	67.7%
Repurchase Agreement	12.6%
U.S. Treasury Bonds & Notes	19.8%
Total Short-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Class R5	10/03/1994	0.56%	0.74%	0.37%
FTSE 3-Month Treasury Bill Index		1.02%	1.16%	0.61%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 1.15%, underperforming the 3.62% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), which measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Over the course of the 12-month period, the U.S. Treasury curve between 3 months and 3 years remained flat and, as a result, the Fund held a shorter duration positioning, relative to the benchmark. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall.) Bond duration and maturity positioning detracted from the Fund’s performance for the period; at period-end, the duration of the Fund stood at 0.46 years. An underweight to U.S. Treasuries also detracted from Fund performance.

Asset-backed securities (ABS) was a top detractor from the Fund’s performance for the year ended September 30, 2020. During the period, the Fund held an overweight allocation to the sector, relative to the benchmark. The asset class underwent significant spread widening over the period as a result of the market volatility experienced in March 2020. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.) As of period-end, spreads in most COVID-impacted securitized sectors had not fully recovered to pre-pandemic levels. Similarly, the secondary oil & gas producers and gas pipeline industries detracted from performance over the period. Finally, CMBS and residential mortgage-backed securities (RMBS) also hindered the Fund’s returns.

Turning to the positive, the Fund’s allocation to corporate credit was a top positive contributor, as investment-grade and high-yield bonds rated BB helped to drive the Fund’s performance for the period. Fund holdings in the banking, insurance, and metals/mining sectors were the best performers. On the other hand, real estate investment trusts (REITs), leasing, and secondary oil & gas producers were among the top detractors.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. They may also be used as a substitute for a direct investment. In aggregate, these positions positively contributed to performance over the period.

Subadviser outlook

Market trends finished the period showing modest signs of improvement. Security valuations have moved modestly higher and spreads have moved tighter since the volatility experienced in March. Due to what Barings believes is still a positive technical backdrop of strong market demand for risk assets, many segments have proved resilient in battling the headwinds of the resurgence in new issue volume and growing macro concerns. In Fund management’s view, all eyes are now on the U.S. Congress as the economy awaits an additional round of fiscal stimulus. Without a meaningful agreement reached in Congress,

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

however, Barings believes that the continuation and path of this recovery seems somewhat in question heading toward the end of 2020. Facing a still uncertain environment leading into the fourth quarter, the Fund is maintaining a defensive stance and Fund management is remaining diligent to its fundamental bottom-up process of capital preservation.

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Non-U.S. Government Agency Obligations	52.3%
Corporate Debt	41.0%
U.S. Government Agency Obligations and Instrumentalities	1.0%
U.S. Treasury Obligations	0.4%
Municipal Obligations	0.2%
Purchased Options	0.1%
Total Long-Term Investments	95.0%
Short-Term Investments and Other Assets and Liabilities	5.0%
Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/03/2010	Since Inception 04/01/2014
Class I	12/03/2010	1.26%	2.30%		2.32%
Class R5	10/03/1994	1.15%	2.18%	2.11%
Service Class	01/01/1998	1.00%	2.06%	2.02%
Administrative Class	05/03/1999	0.94%	1.99%	1.93%
Class R4	04/01/2014	0.79%	1.84%			1.73%
Class A	01/01/1998	0.71%	1.74%	1.68%
Class A (sales load deducted)*	01/01/1998	-1.81%	1.23%	1.42%
Class R3	12/31/2002	0.53%	1.57%	1.46%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		3.62%	1.82%	1.30%	1.34%	1.63%

*	Class A (sales load deducted) returns include the 2.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 9.92%, underperforming the 10.08% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were down for the year-to-date 2020, as unadjusted Headline CPI came in at 1.3% for the month of August, down from 2.3% at year-end 2019. (The Consumer Price Index [CPI] measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices. Headline CPI includes food and energy.) Core CPI decreased to 1.7% for the month of August, down from 2.3% at year-end 2019. Core CPI is running slightly below the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate detracted from Fund performance during the period.

In addition to TIPS, the Fund also invested in high-quality, income-producing securities, including asset-backed and money market securities. The income earned by these asset classes contributed positively over the reporting period. Allocations to asset-backed securities (ABS) and high-quality commercial paper were the main drivers of performance. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, and credit card debt. Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) Security selections in auto loans and student loans within the ABS sector were contributors to the Fund’s performance during the period.

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement Fund manager views. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) During the period, Fund management used total rate of return index inflation swaps, Treasury futures, CPI swaps, credit default swaps to hedge whole business ABS exposure, CMBX as a proxy for commercial

MassMutual Premier Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited) (Continued)

mortgage-backed securities, and interest rate swaptions. (An interest rate swaption is an over-the-counter option that grants its owner the right but not the obligation to enter an underlying interest rate swap.) The Fund’s use of derivatives marginally contributed to its performance over the reporting period.

Subadviser outlook

Uncertainty looms regarding reopening the economy, as President Trump tested positive for COVID-19 mere weeks before Election Day. The Bureau of Labor Statistics reported the addition of 661,000 jobs in September, signaling decelerating job growth despite the fact that, as of this writing, about half of the jobs lost from the spring shutdown of the economy have been regained. Fundamentals have shown mixed sentiments, with positive data for home sales, durable goods orders, and capital goods orders – while factory orders and ISM manufacturing data have disappointed. Fund management anticipates that jobs could continue to materialize as employees are called back to work and the economy’s gross domestic product (GDP) stabilizes, albeit possibly at a slower rate than in recent months.

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Non-U.S. Government Agency Obligations	60.5%
U.S. Treasury Obligations	21.9%
U.S. Government Agency Obligations and Instrumentalities	4.5%
Purchased Options	0.2%
Municipal Obligations	0.0%
Total Long-Term Investments	87.1%
Short-Term Investments and Other Assets and Liabilities	12.9%
Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 03/01/2011	Since Inception 04/01/2014
Class I	03/01/2011	9.93%	4.79%		3.78%
Class R5	12/31/2003	9.92%	4.70%	3.53%
Service Class	12/31/2003	9.82%	4.57%	3.42%
Administrative Class	12/31/2003	9.70%	4.48%	3.30%
Class R4	04/01/2014	9.51%	4.33%			3.31%
Class A	12/31/2003	9.42%	4.22%	3.08%
Class A (sales load deducted)*	12/31/2003	4.77%	3.32%	2.63%
Class R3	12/31/2003	9.20%	4.05%	2.86%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		10.08%	4.61%	3.57%	3.69%	3.66%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 6.16%, underperforming the 6.98% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, agency mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, ABS was a top detractor from the Fund’s performance. During the period, the Fund held an overweight allocation to the sector, relative to the benchmark. The asset class underwent significant spread widening over the period as a result of the market volatility experienced in March 2020. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.) As of period-end, spreads in most COVID-impacted securitized sectors had not fully recovered to pre-pandemic levels. Similarly, the secondary oil & gas producers and gas pipeline industries detracted from performance over the period. Finally, CMBS and residential mortgage-backed securities (RMBS) also hindered the Fund’s returns.

On the positive side, the Fund’s overweight to investment-grade corporate bonds contributed to performance for the period, as did investments in the insurance, integrated oil, and financial industries. Within securitized sectors, agency MBS helped to drive the Fund’s full-period results, although the Fund held an underweight stake in the sector. An allocation to high-quality, short-weighted average life collateralized loan obligations (CLOs) contributed positively to performance. The Fund had approximately a 4% to 5% allocation to the out-of-index sector.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.) Most derivatives are used for hedging, speculation, or both. They may also be used as a substitute for a direct investment. In aggregate, these positions positively contributed to performance over the period.

Subadviser outlook

Market trends finished the period showing modest signs of improvement. Security valuations have moved modestly higher and spreads have moved tighter since the volatility experienced in March. Due to what Barings believes is still a positive technical backdrop of strong market demand for risk assets, many segments have proved resilient in battling the headwinds of the resurgence in new issue volume and growing macro concerns. In Fund management’s view, all eyes are now on the U.S. Congress as the economy awaits an additional round of fiscal stimulus. Without a meaningful agreement reached in Congress, however, Barings believes that the continuation and path of this recovery seems somewhat in question heading toward the end of 2020. Facing a still uncertain environment leading into the fourth quarter, the Fund is maintaining a defensive stance and Fund management is remaining diligent to its fundamental bottom-up process of capital preservation.

At period-end, the Fund remained overweight in the corporate and securitized sectors, relative to liquid products, such as governments and agencies.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Corporate Debt	39.7%
Non-U.S. Government Agency Obligations	32.4%
U.S. Government Agency Obligations and Instrumentalities	23.0%
U.S. Treasury Obligations	3.0%
Sovereign Debt Obligations	0.7%
Municipal Obligations	0.3%
Preferred Stock	0.2%
Purchased Options	0.2%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/03/2010	Since Inception 04/01/2014
Class I	12/03/2010	6.28%	4.29%		4.08%
Class R5	10/03/1994	6.16%	4.18%	3.76%
Service Class	01/01/1998	6.06%	4.07%	3.67%
Administrative Class	05/03/1999	5.94%	3.97%	3.58%
Class R4	04/01/2014	5.80%	3.82%			3.48%
Class A	01/01/1998	5.70%	3.72%	3.32%
Class A (sales load deducted)*	01/01/1998	1.21%	2.82%	2.87%
Class R3	12/31/2002	5.54%	3.57%	3.11%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	4.18%	3.64%	3.80%	4.01%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 5.30%, underperforming the 6.98% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, agency mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, ABS was a top detractor from the Fund’s performance. During the period, the Fund held an overweight allocation to the sector, relative to the benchmark. The asset class underwent significant spread widening over the period as a result of the market volatility experienced in March 2020. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.) As of period-end, spreads in most COVID-impacted securitized sectors had not fully recovered to pre-pandemic levels. Similarly, the secondary oil & gas producers and gas pipeline industries detracted from performance over the period. Finally, CMBS and residential mortgage-backed securities (RMBS) also hindered the Fund’s returns.

On the positive side, the Fund’s overweight to investment-grade corporate bonds contributed to performance for the period. Corporate assets rebounded on the back of swift monetary implementation from the U.S. Federal Reserve, which was positive for the sector. The corporate market has seen a significant recovery since peak spread levels in March 2020. Outperformance for the sector was a result of the Fund’s overweight allocation.

Within securitized sectors, agency MBS helped to drive the Fund’s full-period results, although the Fund held an underweight stake in the sector. An allocation to high-quality, short-weighted average life collateralized loan obligations (CLOs) contributed positively to performance. The Fund had approximately a 4% to 5% allocation to the out-of-index sector.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.) Most derivatives are used for hedging, speculation, or both. They may also be used as a substitute for a direct investment. In aggregate, these positions positively contributed to performance over the period.

Subadviser outlook

Market trends finished the period showing modest signs of improvement. Security valuations have moved modestly higher and spreads have moved tighter since the volatility experienced in March. Due to what Barings believes is still a positive technical backdrop of strong market demand for risk assets, many segments have proved resilient in battling the headwinds of the resurgence in new issue volume and growing macro concerns. In Fund management’s view, all eyes are now on the U.S. Congress as the economy awaits an additional round of fiscal stimulus. Without a meaningful agreement reached in Congress, however, Barings believes that the continuation and path of this recovery seems somewhat in question heading toward the end of 2020. Facing a still uncertain environment leading into the fourth quarter, the Fund is maintaining a defensive stance and Fund management is remaining diligent to its fundamental bottom-up process of capital preservation.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

At period-end, the Fund remained overweight in the corporate and securitized sectors, relative to liquid products, such as governments and agencies.

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Corporate Debt	47.0%
Non-U.S. Government Agency Obligations	29.7%
U.S. Government Agency Obligations and Instrumentalities	16.6%
U.S. Treasury Obligations	2.7%
Sovereign Debt Obligations	0.8%
Purchased Options	0.2%
Preferred Stock	0.1%
Common Stock	0.0%
Warrants	0.0%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/03/2010	Since Inception 04/01/2014
Class I	12/03/2010	5.43%	4.49%		4.63%
Class R5	05/03/1999	5.30%	4.39%	4.11%
Service Class	05/03/1999	5.20%	4.28%	4.03%
Administrative Class	05/03/1999	5.10%	4.18%	3.96%
Class R4	04/01/2014	5.05%	4.03%			3.54%
Class A	05/03/1999	4.96%	3.95%	3.70%
Class A (sales load deducted)*	05/03/1999	0.50%	3.05%	3.25%
Class R3	04/01/2014	4.61%	3.75%			3.26%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	4.18%	3.64%	3.80%	4.01%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Service Class shares returned -0.48%, underperforming the 3.25% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, puttable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one year period ended September 30, 2020, the U.S. high-yield bond market finished the fiscal year with largely positive performance, despite the historic sell-off in March due to the COVID-19 pandemic and the resulting global economic shutdown.

Returns were mostly positive across industries, after the broad bounce-back from the steep declines of March 2020. Exceptions to this included the real estate investment trust (REIT) and services sectors, which were down modestly, although the energy and transportation sectors were the most substantial detractors. The top contributors for the period were the consumer cyclical and consumer noncyclical sectors. Higher-quality bonds significantly outperformed their lower-quality counterparts, with credits rated CCC and below ending in negative territory, while single-Bs were modestly positive, and double-Bs exhibited notable strength given the risk-off sentiment for much of the period.

As it relates to the Fund, benchmark-relative performance was primarily driven by the underperformance of Fund holdings in April of 2020. As crude oil prices sharply rebounded following the sell-off in March, the Fund’s positioning within the energy sector and its underweight allocation to that market segment resulted in the Fund not realizing the extent of the recovery from the March downturn that the benchmark did. For the reporting period, an underweight position and individual credit performance across energy names was the largest detractor from the Fund’s relative performance. Positive contributors included the communications and technology sectors, due to strong credit selection in each. Across ratings, the Fund was hindered by idiosyncratic credit events and a bias toward lower quality.

With respect to Fund holdings, the largest detractors during the reporting period were American Airlines, the world’s largest passenger airline; Fieldwood Energy, a private exploration and production company with operations focused in the Gulf of Mexico; and Tullow Oil, a U.K.-based, independent public exploration and production company that focuses primarily in offshore regions of Africa. The Fund’s top-performing holdings were Ford Motor Company, one of the world’s largest automobile manufacturers; Sprint, a U.S.-based wireless operator; and JBS USA, an American protein producer that mainly processes beef and pork.

Subadviser outlook

While Barings expects earnings to generally be supportive over the coming months, it believes that the lack of a fiscal package could lead to higher volatility in the market until the post-election period in the U.S. Barings is concerned that a contested U.S. presidential election could be a substantial negative for the market in the near term. Going into 2021, Barings likes the setup for risk assets. The prospect of additional stimulus and the increased likelihood that one or more vaccines have the potential to help the economy begin to turn the corner, in Barings’ view. And while Treasury rates could move higher in the interim, Barings believes that inflation will remain in check, providing room for spread levels to tighten from current levels. Further, Barings is

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

beginning to see the emergence of increased M&A activity, which will initially be supportive for spreads. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.)

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Corporate Debt	92.6%
Bank Loans	3.3%
Common Stock	0.1%
Warrants	0.0%
Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%
Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 03/01/2011	Since Inception 04/01/2014
Class I	03/01/2011	-0.28%	5.72%		6.37%
Class R5	11/01/2004	-0.28%	5.60%	6.74%
Service Class	09/05/2000	-0.48%	5.49%	6.65%
Administrative Class	11/01/2004	-0.55%	5.41%	6.53%
Class R4	04/01/2014	-0.75%	5.24%			3.78%
Class A	11/01/2004	-0.81%	5.14%	6.26%
Class A (sales load deducted)*	11/01/2004	-6.27%	3.95%	5.66%
Class R3	11/01/2004	-0.96%	4.98%	6.06%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index		3.25%	6.79%	6.47%	6.02%	4.70%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 9.29%, underperforming the 15.15% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market, and outperforming, by a wide margin, the 0.49% return of the MSCI EAFE Index (the “international component’s benchmark”), which measures the performance of equity securities in the large- and mid-cap segments of developed markets, excluding the U.S. and Canada. The international component’s benchmark is free float-adjusted market-capitalization weighted. The Fund’s Class R5 shares outperformed the 6.98% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Additionally, the Fund’s Class R5 shares outperformed the 8.99% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and underperformed the 11.67% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

U.S. stocks outperformed both the international component’s benchmark and the bond component’s benchmark for the year ended September 30, 2020. The Fund held an overweight allocation to U.S. equities relative to bonds, which helped to drive performance during the reporting period. U.S. stocks have been the best-performing asset class because the companies that have been leading the business transformation to cloud computing and artificial intelligence are mainly U.S. large-cap firms. These companies have done particularly well relative to others during the pandemic, as when the world went virtual, they had the platforms in place, ready to go.

With respect to the Fund’s specific stock holdings, the oil refining company Phillips 66 was trading at 10 times earnings before the pandemic – a 50% discount to the rest of the market. However, the pandemic slowed the economy, particularly transportation. Consequently, Phillips’ earnings expectations for 2020 declined 60%. The Fund held an overweight stake in Phillips during the reporting period, and the stock was down 47%, which hurt performance. The Fund’s underweight position in Boeing, the aircraft manufacturer, helped performance. Boeing had been struggling prior to the pandemic due to the shutdown of their 737 Max airplanes over safety concerns. The onset of the pandemic cut air travel to a fraction of its peak levels and airlines subsequently cut their aircraft orders. Boeing currently has no earnings and negative cash flow. It fell 55% during the period, and the Fund’s underweight stake proved beneficial.

The Fund occasionally uses derivatives. The equity portion of the Fund had a slight gain from derivative use during the reporting period. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.) Most derivatives are used for hedging, speculation, or both. The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures in the fixed income component.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser discussion of factors that contributed to the Fund’s bond component performance

In the fixed income component, the Fund’s overweight to investment-grade corporate bonds, relative to the bond component’s benchmark, was a positive contributor to performance. Within securitized sectors, agency MBS contributed positively to returns, while CMBS and residential mortgage-backed securities (RMBS) detracted. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes. Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.)

With respect to the Fund’s use of derivative instruments in the fixed income component, in the aggregate, those positions positively contributed to performance over the period.

Subadviser outlook

With rates so low, it is natural to ponder if the bond portion of the Fund can continue to provide the stability and return enhancement it has over the past 10 years. Barings realizes that the expected return of a bond portfolio may be only a few percentage points, given the low starting yields, but Barings believes the fixed income component of the Fund allows the Fund to continue to be overweight in stocks, since the bond positioning smooths out the bumps when stocks fall out of favor. Given the attractiveness of stocks and the buffer bonds provide, Barings continues to believe in this strategy.

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/20
Common Stock	55.2%
Corporate Debt	12.7%
Non-U.S. Government Agency Obligations	10.0%
U.S. Government Agency Obligations and Instrumentalities	7.9%
Mutual Funds	7.7%
U.S. Treasury Obligations	3.1%
Sovereign Debt Obligations	0.2%
Municipal Obligations	0.1%
Preferred Stock	0.1%
Purchased Options	0.1%
Rights	0.0%
Warrants	0.0%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	9.49%	8.92%		7.11%
Class R5	10/03/1994	9.29%	8.79%	8.51%
Service Class	01/01/1998	9.22%	8.69%	8.38%
Administrative Class	05/03/1999	9.13%	8.58%	8.24%
Class R4	04/01/2014	8.94%	8.42%		6.61%
Class A	01/01/1998	8.80%	8.31%	7.98%
Class A (sales load deducted)*	01/01/1998	2.81%	7.09%	7.38%
Class R3	04/01/2014	8.66%	8.16%		6.35%
S&P 500 Index#		15.15%	14.15%	13.74%	11.67%
MSCI EAFE Index		0.49%	5.26%	4.62%	2.26%
Bloomberg Barclays U.S. Aggregate Bond Index		6.98%	4.18%	3.64%	4.01%
Lipper Balanced Fund Index+		8.99%	8.26%	7.93%	6.59%
Custom Balanced Index		11.67%	9.60%	9.06%	7.95%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

#	Benchmark.

+	as of 7/01/2011

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Value Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser considers to be undervalued. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings).

*

The Fund is sponsored solely by MassMutual. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 1000® Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell 1000® Value” and “Russell®” are trade marks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Service Class shares returned -7.54%, underperforming the -5.03% return of the Russell 1000 Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Companies that are cyclical in nature tend to be in the value universe because the market will pay less for earnings that go up and down with the cycle. The pandemic hit these industries’ earnings the hardest because economic growth fell so dramatically. During the reporting period, large-cap value stocks declined by 5%, while their growth counterparts rose by 3%. The pandemic is just the latest in a series of woes that have befallen cyclical stocks. Before the pandemic, they were hit by the trade war, and before that, the slow growth following the Great Financial Crisis. This series of setbacks, in tandem with the rise of growth stocks, has driven cyclicals down to some of their lowest relative valuation levels in 50 years.

With respect to the Fund’s specific stock holdings, the oil refining company Phillips 66 was trading at 10 times earnings before the pandemic – a 50% discount to the rest of the market. However, the pandemic slowed the economy, particularly transportation. Consequently, Phillips’ earnings expectations for 2020 declined 60%. The Fund held an overweight stake, relative to the benchmark, in Phillips during the reporting period, and the stock was down 47%, which hurt performance.

With respect to semiconductor stocks, their earnings tend to follow the economic cycle, so they often are in the value universe. Fund holding Micron Technologies’ stock price traded at seven times its annual earnings at the beginning of the reporting period. This made it one of the cheapest stocks in the large-cap universe. During the pandemic, expectations for the company’s 2020 earnings actually rose, as did the stock’s price, and this helped performance due to the Fund’s overweight allocation to Micron Technologies.

Subadviser outlook

The value universe is made up of stocks that have earnings, cash flows, or book value that are valued less by the market, so investors get those earnings cheaper. The companies that make up this universe tend to be in unglamorous sectors or those that are experiencing problems. Lately, banks, energy, and travel and leisure companies have made up a disproportionate share of the value universe. Over the past 50 years, it has paid to buy stocks cheap and wait for their prospects to improve and be noticed by the market. However, since the Great Financial Crisis, world growth has been slower than in the past and the hoped-for turn in profitability has not been strong enough to get investors to notice. Investors have been far more interested in owning digital companies that are growing rapidly and have tremendous room to continue growing in the future.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Barings believes that, as with most investment insights, there is a tendency of taking a good idea too far. Barings believes that, for the past 10 years, investors have underpriced the advantage of compounding high-profit margins. The same holds true for the capital-heavy cyclicals that are so out of favor; these industries are important and although their growth has been muted, in Barings’ view, the introduction of robotics may boost margins in the years to come, giving them margins closer to today’s growth stock darlings.

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/20
Johnson & Johnson	2.7%
JPMorgan Chase & Co.	2.2%
Verizon Communications, Inc.	2.0%
Berkshire Hathaway, Inc. Class B	2.0%
Pfizer, Inc.	2.0%
Intel Corp.	1.9%
Cisco Systems, Inc.	1.6%
Comcast Corp. Class A	1.5%
Walmart, Inc.	1.4%
Bank of America Corp.	1.4%
18.7%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	23.3%
Financial	21.6%
Industrial	13.0%
Communications	11.1%
Consumer, Cyclical	10.8%
Technology	8.7%
Utilities	4.9%
Energy	3.4%
Basic Materials	3.0%
Mutual Funds	0.1%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-7.26%	5.90%		4.37%
Class R5	11/01/2004	-7.34%	5.80%	8.83%
Service Class	12/19/2000	-7.54%	5.66%	8.70%
Administrative Class	11/01/2004	-7.62%	5.58%	8.59%
Class R4	04/01/2014	-7.70%	5.43%		3.90%
Class A	11/01/2004	-7.77%	5.32%	8.32%
Class A (sales load deducted)*	11/01/2004	-12.84%	4.14%	7.71%
Class R3	11/01/2004	-7.98%	5.16%	8.10%
Russell 1000 Value Index		-5.03%	7.66%	9.95%	5.88%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 12.10%, underperforming the 15.15% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

A moderate underweight exposure to the information technology sector, relative to the benchmark, as well as stock selection within that sector, were the primary drivers of the Fund’s underperformance during the reporting period. A moderate overweight to the financials sector was also a detractor, although this was offset by strong stock selection in that sector. Stock selection in the energy sector was a secondary detractor. In addition to the strong stock selection in financials, strong stock selection in the consumer discretionary, real estate, and industrials sectors also contributed to the Fund’s performance.

Stocks that were the key individual detractors from the Fund’s relative performance included Apple (not owning it), Suncor, Magellan, and Capital One Financial. Apple is the largest weight in the benchmark and has been one of the top performers. The Fund eliminated Apple from its portfolio prior to the reporting period on concerns over flattening growth rates – and Invesco’s view that the addressable market for the iPhone had peaked. Suncor, an integrated energy company, and Magellan, which is primarily a refined products pipeline company, significantly underperformed the broad market, in tandem with the rest of the energy sector. The energy sector experienced significantly negative returns despite the benchmark gaining over 15% during the period. The Fund eliminated its position in Suncor during the period. Capital One Financial underperformed after the unemployment picture quickly deteriorated in March 2020 due to COVID-19-related concerns about consumers’ ability to make payments on their credit cards and other loans. Of the larger U.S. banks, Capital One is considered to have the most exposure to the health of the consumer.

The Fund holdings that were top individual contributors to the Fund’s relative returns during the reporting period included Microsoft, Amazon, and UnitedHealth. Microsoft and Amazon were already benefiting from strong execution and various tailwinds that accelerated due to pandemic – including the increased need and importance of technology, including cloud services, to work from home. Microsoft experienced continued momentum for its commercial cloud offerings, while continuing to report strong revenue growth and operating margin expansion. Amazon continued to benefit from retail disruption in its e-commerce business, which was driving market share gains, in addition to the acceleration of digital transformation benefiting its AWS cloud services. Finally, UnitedHealth saw strong gains, as concerns around the potential for a Medicare For All plan waned and the company continued to report strong results. Furthermore, the U.S. government gave managed care a gift by repealing the health insurance fee, starting in 2021.

Subadviser outlook

Invesco believes that the worst of the recession is behind us, but the speed at which the economy will continue to recover remains uncertain. A vaccine will not help the economy for the remainder of 2020, in Invesco’s view, as the development and distribution timeline is too long. That said, Invesco’s base case is that at least one of the vaccines in development could receive FDA approval in the fourth quarter of 2020, with the bulk of the distribution in early 2021.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Invesco opines that the further rebound in the economy fueled by the vaccine, when it comes, has the potential to be substantial. This is not a recession caused by excesses that need to be burned off with time (as seen in previous recessions), and there is significant pent-up demand for entertainment and travel-related services. On the other hand, Fund management does not think a simple resumption of the previous economic trend is inevitable. Even with government assistance programs, there are businesses and jobs being permanently lost, and the reallocation of people and resources in the economy could take time. Moreover, Invesco believes this traumatic experience for many consumers is likely to change future behaviors, increasing the savings rate and reducing the velocity of money. Interest rates are low now in the flight to safety and liquidity we have witnessed, but Invesco believes that long-term rates bear watching. Equities represent ownership interests in productive assets, which over the long term, Invesco believes, are still the best place to invest.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/20
Microsoft Corp.	8.8%
Amazon.com, Inc.	7.0%
UnitedHealth Group, Inc.	4.2%
The Procter & Gamble Co.	3.8%
Facebook, Inc. Class A	3.5%
QUALCOMM, Inc.	3.1%
Lockheed Martin Corp.	2.9%
Prologis, Inc.	2.8%
Berkshire Hathaway, Inc. Class B	2.5%
JP Morgan Chase & Co.	2.5%
41.1%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	24.1%
Technology	20.3%
Communications	17.9%
Financial	17.8%
Industrial	9.2%
Consumer, Cyclical	6.3%
Energy	1.9%
Utilities	1.2%
Basic Materials	0.5%
Mutual Funds	0.1%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	12.22%	12.06%		10.09%
Class R5	12/31/2004	12.10%	11.95%	12.32%
Service Class	12/31/2004	11.88%	11.83%	12.24%
Administrative Class	12/31/2004	11.79%	11.71%	12.10%
Class R4	04/01/2014	11.68%	11.56%		9.59%
Class A	12/31/2004	11.53%	11.44%	11.81%
Class A (sales load deducted)*	12/31/2004	5.40%	10.19%	11.18%
Class R3	12/31/2004	11.41%	11.28%	11.59%
S&P 500 Index		15.15%	14.15%	13.74%	11.67%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Growth Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser believes offer the potential for long-term growth. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings).

*

The Fund is sponsored solely by MassMutual. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 1000® Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell 1000® Growth” and “Russell®” are trade marks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Service Class shares returned 32.33%, significantly underperforming the 37.53% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

As the U.S. shut down due to the pandemic, large-cap growth stocks fell 32% from mid-February to mid-March. Since that time, they have recovered all the lost ground and were up a stunning 37% for the reporting period.

Digital businesses were generally the beneficiaries of the shutdown, and digital companies dominate the large-cap growth benchmark. In fact, the top five names in the benchmark make up over 32% of the index. These companies – Apple, Amazon, Facebook, Google, and Microsoft – rose an incredible 52%, on average, during the reporting period.

For the year ended September 30, 2020, the Fund lost the most relative performance due to its underweight allocation, relative to the benchmark, to electric vehicle manufacturer Tesla, which trades at 900 times trailing earnings and 200 times next year’s earnings. Tesla has twice as much debt as they have equity, and they only recently produced positive cash flow. The Fund’s framework includes a value component, so the framework deemed Tesla too expensive. Ultimately, Tesla was up 790% during the reporting period, so the Fund’s underweight allocation to Tesla hurt its relative performance considerably.

Turning to the positive, the Fund’s underweight stake in aircraft manufacturer Boeing helped relative performance. Boeing was struggling prior to the pandemic due to the shutdown of their 737 Max airplanes because of safety issues. The pandemic cut air travel to a fraction of peak levels and airlines have cut the aircraft orders. Boeing currently has no earnings and negative cash flow, so the Fund held an underweight stake. Boeing fell 55% during the reporting period, and this helped the Fund’s performance.

Subadviser outlook

Prior to the pandemic, market expectations were for the largest growth stocks in the U.S. to grow their earnings 2.5 times faster than the rest of the market. Now that lead has increased to over three times. This advantage is unusual, but even more unusual is that these companies also have free cash flow margins double the market. The largest growth companies tend to be light on assets, own a disproportionate share of patents, and have very high margins. The raw material for many is data, and some even obtain the data free of charge. This is a tremendous advantage, and it has allowed them to accrue a disproportionate share of profits. Investors have noticed, and these companies trade at a significant premium to the rest of the market. In Barings’ view, the advantage of the largest

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

growth companies was compounded by the lack of growth in the rest of the large-cap universe, particularly during the pandemic. Barings opines that, as the world emerges from lockdown, the non-digital companies will do better. The digital growth companies’ earnings may not suffer much, although they may have to compete for investors’ interest. Large-cap growth stocks have such strong fundamentals that Barings believes there is no reason to abandon them as others begin to catch up.

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/20
Apple, Inc.	11.9%
Microsoft Corp.	9.9%
Amazon.com, Inc.	7.8%
Facebook, Inc. Class A	4.5%
Alphabet, Inc. Class C	2.5%
Mastercard, Inc. Class A	2.4%
Visa, Inc. Class A	2.1%
Alphabet, Inc. Class A	2.1%
NVIDIA Corp.	1.9%
Adobe, Inc.	1.7%
46.8%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/20
Technology	38.6%
Consumer, Non-cyclical	21.2%
Communications	20.3%
Consumer, Cyclical	8.4%
Financial	7.2%
Industrial	4.5%
Basic Materials	0.5%
Energy	0.2%
Mutual Funds	0.0%
Utilities	0.0%
Total Long-Term Investments	100.9%
Short-Term Investments and Other Assets and Liabilities	(0.9)%
Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	32.63%	17.85%		14.74%
Class R5	11/01/2004	32.48%	17.69%	16.07%
Service Class	12/19/2000	32.33%	17.56%	15.95%
Administrative Class	11/01/2004	32.19%	17.46%	15.83%
Class R4	04/01/2014	31.97%	17.29%		14.21%
Class A	11/01/2004	31.87%	17.18%	15.53%
Class A (sales load deducted)*	11/01/2004	24.62%	15.86%	14.88%
Class R3	04/01/2014	31.78%	16.99%		13.93%
Russell 1000 Growth Index		37.53%	20.10%	17.25%	16.84%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small-cap companies. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class A shares returned 2.07%, outperforming the 0.39% return of the Russell 2000® Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong stock selection within the health care, communication services, and energy sectors drove the Fund’s outperformance during the period, although this was partially offset by less-than-favorable stock selection within the consumer discretionary, materials, and financials sectors.

The top-performing Fund holdings during the reporting period included Quidel, Renewable Energy, and Zynga. Quidel specializes in rapid diagnostic testing and has been a major beneficiary of the COVID-19 pandemic. In addition to already strong demand for its point-of-care testing for the flu, the company received FDA Emergency Use Authorization (EUA) to market its rapid point-of-care COVID-19 antigen test to detect current infection on its Sofia platform. Renewable Energy Group, a pure play in renewable fuels, has benefited from a growing interest within the sector, as the demand outlook has improved from more U.S. states looking to adopt low carbon fuel standard (LCFS) programs. This has spurred several refiners and integrated oil companies to announce renewable diesel projects. Zynga, a mobile gaming company, experienced strong top-line growth and improved profitability, and the company has a robust pipeline of new game titles in development. Furthermore, Zynga has benefited from an increase in gaming driven by COVID-19-related social distancing mandates.

Fund holdings that were key individual detractors from the Fund’s relative performance included Matador Resources, WSFS Financial, and ProAssurance. Matador Resources, an oil and gas exploration & production (E&P) company, has been negatively affected by low oil prices and decreased demand that was exacerbated by the pandemic – as well as an increase in supply driven by the Russia-Saudi Arabia price war earlier in 2020. Additionally, Matador has a relatively high debt load, which puts the company in a less advantageous position. The Fund eliminated Matador from the portfolio during the period. WSFS, a regional bank, underperformed along with the financials sector, which was the second-worst-performing market segment in the benchmark, directly behind energy. Banks have been particularly challenged during the pandemic, and have been hampered by persistently low interest rates. Finally, ProAssurance, a property and casualty insurer, underperformed after disclosing some material adverse possibilities related to its medical malpractice claims as well as disability claims related to COVID-19 outbreak. This was coupled with a poorly timed acquisition that spooked investors. ProAssurance has also been eliminated from the Fund’s portfolio.

Subadviser outlook

Invesco believes that the worst of the recession is behind us, but the speed at which the economy will continue to recover remains uncertain. A vaccine will not help the economy for the remainder of 2020, in Invesco’s view, as the development and distribution timeline is too long. That said, Invesco’s base case is that at least one of the vaccines in development could receive FDA approval in the fourth quarter of 2020, with the bulk of the distribution in early 2021.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Invesco opines that the further rebound in the economy fueled by the vaccine, when it comes, has the potential to be substantial. This is not a recession caused by excesses that need to be burned off with time (as seen in previous recessions), and there is significant pent-up demand for entertainment and travel-related services. On the other hand, Fund management does not think a simple resumption of the previous economic trend is inevitable. Even with government assistance programs, there are businesses and jobs being permanently lost, and the reallocation of people and resources in the economy could take time. Moreover, Invesco believes this traumatic experience for many consumers is likely to change future behaviors, increasing the savings rate and reducing the velocity of money. Interest rates are low now in the flight to safety and liquidity we have witnessed, but Invesco believes that long-term rates bear watching. Equities represent ownership interests in productive assets, which over the long term, Invesco believes, are still the best place to invest.

MassMutual Premier Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/20
Renewable Energy Group, Inc.	2.6%
LHC Group, Inc.	2.6%
BJ’s Wholesale Club Holdings, Inc.	2.4%
AutoNation, Inc.	2.1%
Tandem Diabetes Care, Inc.	2.0%
ASGN, Inc.	2.0%
Emergent BioSolutions, Inc.	1.9%
Rexnord Corp.	1.8%
Four Corners Property Trust, Inc.	1.8%
Semtech Corp.	1.7%
20.9%

MassMutual Premier Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	26.8%
Financial	18.5%
Industrial	16.1%
Consumer, Cyclical	14.7%
Technology	12.3%
Utilities	3.0%
Energy	3.0%
Basic Materials	2.6%
Communications	1.5%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	2.62%	8.35%		6.10%
Class R5	11/01/2004	2.56%	8.23%	10.97%
Service Class	11/01/2004	2.37%	8.11%	10.85%
Administrative Class	11/01/2004	2.27%	8.01%	10.75%
Class R4	04/01/2014	2.16%	7.85%		5.61%
Class A	07/20/1998	2.07%	7.74%	10.47%
Class A (sales load deducted)*	07/20/1998	-3.55%	6.53%	9.85%
Class R3	04/01/2014	1.87%	7.56%		5.34%
Russell 2000 Index		0.39%	8.00%	9.85%	5.39%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts (ADRs), and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 22.77%, outperforming, by a wide margin, the 10.44% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, the Fund held, on average, overweight allocations, relative to the benchmark, to the consumer discretionary and communication services sectors, and an underweight stake in the financials sector. The Fund outperformed the benchmark in the information technology, energy, utilities, real estate, and consumer staples sectors. For the period, the Fund’s performance was driven by sector allocations.

The three Fund holdings that were major positive contributors to performance for the period were, JD.com, Inc.; Adobe Incorporated; and S&P Global Inc. JD.com, Inc. is the number-two player in e-commerce in China. It has demonstrated through the pandemic the strength and relevance of its end-to-end service model, which marries its e-commerce platform to its wholly owned distribution network. As the pandemic swept across parts of China, JD.com was able to operate in a highly effective manner. Adobe Incorporated, a longtime Fund holding, was among the first software companies to move to a cloud-based subscription model. This has led to a consistent growth trajectory and expanding margins. Adobe is far and away the leader in the creative suite, and in campaign management, which is very relevant to digital advertising. S&P Global Inc. has a very good business model, in Invesco’s view. Its ratings business is oligopolistic and benefits when debt is either being issued or refinanced. Also, it earns a royalty stream off its suite of index offerings, such as the S&P 500® Index. Furthermore, passive investment trends have been very good for S&P Global.

On the downside, the three Fund holdings that were major detractors from performance for the reporting period were Airbus SE, Citigroup Inc. (Citi), and ICICI Bank Limited. Airbus SE, the wide-body aircraft maker, has appealing traits. Among them are limited competition and structurally growing demand for travel. COVID-19, however, has dropped an exogenous shock to the system that will take time to heal. Citi also has been a victim of COVID-19. The aftermath of the pandemic has ushered in a period of low interest rates that central bankers have indicated may last for years. That means that net interest margins could be compressed for an extended period. Consequently, the Fund eliminated Citi from its portfolio earlier in the year. Indian multinational bank ICICI Bank Limited had been on a steady path to improvement in its non-performing loan book. In addition, the loan book has seen growth at a mid-teens rate and its net interest margin has been steady. India remains a structurally “underbanked” nation with attractive demographics, which creates a favorable backdrop for the bank’s future growth potential.

Subadviser outlook

The past 12 months were good for global equities, based merely on the numbers. COVID-19 and its economic shutdowns, however, have sown a recession that, in Invesco’s view, far exceeds that of the global financial crisis – and may even have weighed heavily on the emerging social tension evident in our society today. The reaction, however, from central banks worldwide and from fiscal authorities has been massive. In Invesco’s view, this has spurred financial markets to price a recovery coming, potentially next year, though a full resumption of normal economic activity may not emerge until the second half of 2021.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Invesco believes that there is some reason for optimism. It appears that there may be several viable vaccine therapies available, to at a minimum vaccinate the more vulnerable in our society. In addition, although some aspects of the way we lived and worked prior to the pandemic may be forever altered, that may be a good thing. Generally speaking, our society is figuring out a way to live forward, not backward, and some of these new ways of doing things may ultimately be viewed as better in the long term.

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/20
Alphabet, Inc. Class A	8.0%
Adobe, Inc.	5.2%
S&P Global, Inc.	4.9%
Facebook, Inc. Class A	4.8%
LVMH Moet Hennessy Louis Vuitton SE	4.3%
JD.com, Inc. ADR	4.3%
Intuit, Inc.	4.0%
SAP SE	3.3%
PayPal Holdings, Inc.	3.3%
Nidec Corp.	3.2%
45.3%

MassMutual Premier Global Fund Sector Table (% of Net Assets) on 9/30/20
Industrial	21.3%
Technology	21.3%
Communications	20.9%
Consumer, Non-cyclical	20.8%
Consumer, Cyclical	9.2%
Financial	4.7%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	22.90%	12.35%		9.34%
Class R5	12/31/2004	22.77%	12.25%	10.59%
Service Class	12/31/2004	22.75%	12.14%	10.47%
Administrative Class	12/31/2004	22.56%	12.01%	10.34%
Class R4	04/01/2014	22.36%	11.85%		8.84%
Class A	12/31/2004	22.22%	11.73%	10.06%
Class A (sales load deducted)*	12/31/2004	15.50%	10.48%	9.43%
Class R3	12/31/2004	21.99%	11.57%	9.92%
MSCI ACWI Index		10.44%	10.30%	8.55%	7.12%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and are is the Fund’s subadvisers?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund may invest up to 100% of its total assets in such securities. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time, the Fund may place greater emphasis on investing in one or more particular regions (such as Asia, Europe, or Latin America). The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 74% of the Fund’s portfolio; and Thompson, Siegel & Walmsley LLC (TSW), which was responsible for approximately 26% of the Fund’s portfolio, as of September 30, 2020. Effective August 4, 2020, Wellington Management and TSW replaced Invesco Advisers, Inc. (Invesco) as co-subadvisers of the Fund.

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 13.14%, outperforming, by a wide margin, the 3.00% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the portion of the period that Invesco served as a subadviser of the Fund (October 1, 2019–August 3, 2020), the Fund outperformed in all sectors relative to the benchmark, although outperformance was greatest in the information technology sector due to the Fund’s overweight position; in the financials sector, because of an underweight stake; in health care, due to an overweight allocation; and in energy, due to an underweight position. The companies that contributed the most to performance during the fiscal year were ASML Holding NV, Taiwan Semiconductor Manufacturing Company (TSMC), and EPAM Systems, Inc. ASML Holding NV, a Dutch company, makes the equipment needed for producing semiconductors. It is the only supplier of the extreme ultraviolet lithography equipment that is required to produce the next generation of semiconductor chips. TSMC has become the dominant player in the semiconductor foundry industry. The need for semiconductors continues to proliferate as the “internet of things” becomes a reality and individuals digitize more of their business and personal activities. The complexity and capital intensity of high-end semiconductor production has highly concentrated the industry such that it is now, in effect, an oligopoly, and TSMC holds the lion’s share. EPAM Systems, Inc. is an Eastern European information technology services company that focuses on helping businesses digitize their operations.

On the downside, the companies that detracted the most from Invesco’s performance during the reporting period were Airbus SE, TechnipFMC plc, and Melrose Industries PLC. Airbus SE dominates the wide-body, long-haul jet market, with its U.S. competitor Boeing. TechnipFMC plc, a Franco-U.S. company, is a leading provider of oil services around the world. Melrose Industries PLC is a U.K. company that acquires underperforming industrial businesses, primarily in the manufacturing sector, and improves their return structure. Melrose Industries has a significant investment in the aerospace industry, so its shares declined in conjunction with all things air travel-related in the coronavirus market sell-off.

TSW became a co-subadviser of the Fund on August 4, 2020. For the period from August 4–September 30, 2020, the United Kingdom contributed the most to the TSW Fund component’s relative returns. Sports betting and gaming group GVC was one Fund component holding that performed well after one of its competitors, William Hill Plc, announced it was in takeover discussions with Caesars Entertainment and Apollo Management. On the downside, Japan is the region that detracted the most from the Fund component’s relative performance. Within Japan, Toshiba was the Fund component holding that was the largest detractor; it declined after reporting results heavily impacted by COVID-19, despite maintaining its full-year guidance. From a sector perspective, communication services and materials contributed the most to relative returns. In the communication services sector, Japanese video game and electronics company Nintendo advanced, as consumer behavior during COVID-19 continued to boost sales of Switch consoles and games. In the materials sector, Irish packaging company Smurfit Kappa benefited from an improving pricing environment. On the downside, the industrials sector detracted the most from relative results, with Toshiba being the primary laggard.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Wellington Management became a subadviser of the Fund on August 4, 2020. For the period from August 4–September 30, 2020, favorable security selection within the financials and health care sectors primarily drove the Fund component’s performance, although this was somewhat offset by security selection within the industrials and communication services sectors. Sector allocation, a residual of Wellington Management’s bottom-up stock selection process, aided performance, driven by underweights to energy and financials, but was somewhat offset by an underweight to consumer discretionary. Fund component holdings that were top contributors to relative performance during the period included Sysmex and Canadian National Railway. Shares of Japanese health care company Sysmex rose following positive clinical study results. Despite the company reporting disappointing second-quarter results, shares of freight railway Canadian National Railway rose during the period, aided by shipments of higher volumes of grain and the company’s buyout of TransX. Fund component holding KDDI was a top detractor from relative returns during the period, and a lack of exposure to benchmark holding Alibaba also hurt relative performance. Shares of KDDI, a Japanese telecommunications operator, declined over the period on concerns that Yoshihide Suga, Japan’s new prime minister, is considering charging carriers for the use of public radio waves. Shares of Alibaba, a Chinese technology company, rose during the period after the company reported fiscal first-quarter results that beat both revenue and earnings estimates, with revenue growth returning to levels not seen since the pandemic.

Subadviser outlook

TSW notes that global equities continued to rebound from COVID-19 lows in the third quarter of 2020. In its view, consecutive periods of strong equity performance demonstrate the potential for a global economic recovery and continued risk appetite. The recovery has favored IT, cyclicals, and companies with pricing power while the energy, real estate, and financials sectors have been notable laggards. TSW believes there has been no shortage of stocks offering favorable risk/reward profiles, as company-specific valuations are foregone in favor of sector allocations.

Wellington Management continues to see the risk of a strong “second wave” of the coronavirus this fall. Already, there has been a dramatic resurgence of cases in Europe, and early signs of reacceleration in the U.S. Wellington Management believes that the risk of more economic pain from this pandemic is not yet behind us. In addition, Wellington Management views that the political climate in the U.S. has become increasingly worrisome. Policy uncertainty is very high, and the risk of a disjointed and disrupted election only adds to the risk in markets.

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/20
Nestle SA Registered	3.1%
Novartis AG Registered	3.0%
Linde PLC	3.0%
Roche Holding AG	3.0%
Reckitt Benckiser Group PLC	2.9%
AIA Group Ltd.	2.8%
Canadian National Railway Co.	2.6%
Koninklijke Philips NV	2.4%
Schneider Electric SE	2.4%
Astellas Pharma, Inc.	2.4%
27.6%

MassMutual Premier International Equity Fund Sector Table (% of Net Assets) on 9/30/20
Consumer, Non-cyclical	40.9%
Industrial	13.2%
Financial	13.0%
Consumer, Cyclical	8.1%
Technology	5.6%
Utilities	5.1%
Basic Materials	4.4%
Communications	3.0%
Energy	2.1%
Mutual Funds	1.1%
Diversified	0.3%
Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%
Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	13.17%	6.33%		3.18%
Class R5	10/03/1994	13.14%	6.22%	6.40%
Service Class	01/01/1998	12.94%	6.10%	6.32%
Administrative Class	05/03/1999	12.81%	5.99%	6.19%
Class R4	04/01/2014	12.70%	5.86%		2.71%
Class A	01/01/1998	12.61%	5.73%	5.94%
Class A (sales load deducted)*	01/01/1998	6.42%	4.54%	5.34%
Class R3	04/01/2014	12.42%	5.59%		2.45%
MSCI ACWI ex USA		3.00%	6.23%	4.00%	2.61%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

How did the Fund perform during the 12 months ended September 30, 2020?

The Fund’s Class R5 shares returned 10.15%, underperforming the 10.54% return of the MSCI Emerging Markets (EM) Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2020, stock selection and an underweight allocation to consumer staples, relative to the benchmark, detracted from the Fund’s performance, as did an overweight to, and stock selection within, the financials sector. An underweight in the information technology sector also hampered the Fund’s performance. On the positive side, stock selection in the communication services sector and an overweight stake in the consumer discretionary sector contributed to relative performance. With regard to country exposure, stock selection in India, as well as overweights to and stock selection within Mexico and Peru detracted from performance. On the other hand, stock selection in China and Brazil, along with an overweight to France, were the main contributors to the Fund’s relative returns.

Fund holdings that were detractors from absolute performance included Fomento Economico Mexicano (FEMSA), FirstRand Limited, and Housing Development Finance Corporation. FEMSA has transformed itself over the past several years from one of the largest beverage companies in Latin America to a leading retail operator. While the company has strong expansion and long-term growth opportunities, the Mexican economy has created a challenging backdrop in the near term and this weighed on the stock during the reporting period. FirstRand Limited, one of the largest banks in South Africa, underperformed due to the unfavorable economic conditions in South Africa, which generated severe macroeconomic headwinds that impacted the stock. The Fund trimmed its position in FirstRand Limited in the third quarter of 2020. Housing Development Finance Corporation (HDFC), a long-term holding of the Fund, provides financial services to consumers and corporations in India. HDFC declined due to several macroeconomic headwinds. These included a weak real estate market, development stagnation, and expectations for weak economic growth in India, all of which pre-dated the global pandemic.

Turning to the positive, Fund holdings that contributed to absolute performance during the reporting period included Alibaba, Taiwan Semiconductor Manufacturing (TSMC), and Tencent. Alibaba, one of China’s most dominant internet companies, reported a strong recovery in core commerce in concert with profitability improvement, which resulted from stringent cost control measures implemented in the wake of the pandemic. TSMC is the world’s preeminent semiconductor foundry. For the past 30 years, the company has made in-house design and innovation a priority, while placing a large emphasis on client service and trust, allowing them to capture a majority of the overall market share. Tencent is a Chinese internet company that has created a broad ecosystem built on gaming, messaging, fintech, cloud, and content. During the reporting period, mobile game growth accelerated with high Daily Average Users (DAU), which many largely attribute to the COVID-19 lockdown.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

During this period of crisis and uncertainty, Invesco remains focused on understanding the macroeconomic pressures that are idiosyncratic to emerging markets, while maintaining its unwavering approach of bottom-up investing that focuses on the long term and avoids tactical decisions. Invesco plans to continue seeking high-quality companies that have durable long-term growth potential, supported by strong competitive positions, balance sheets, and cash flows that will potentially enable them to thrive in the post-coronavirus world. At period-end, the Fund had exposure to sectors and industries where Fund management views dynamic change and real value potentially being extracted – including ecommerce, cloud computing, internet services, health care, travel, and education.

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/20
Taiwan Semiconductor Manufacturing Co. Ltd.	8.1%
Tencent Holdings Ltd.	7.2%
Alibaba Group Holding Ltd. Sponsored ADR	6.4%
Kering SA	5.2%
Yum China Holdings, Inc.	4.0%
AIA Group Ltd.	3.9%
Housing Development Finance Corp. Ltd.	3.9%
Yandex NV Class A	3.5%
Huazhu Group Ltd. ADR	3.4%
Kotak Mahindra Bank Ltd.	2.8%
48.4%

MassMutual Premier Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/20
Financial	23.6%
Consumer, Cyclical	18.9%
Communications	18.5%
Technology	12.3%
Consumer, Non-cyclical	11.3%
Industrial	4.8%
Energy	3.4%
Basic Materials	3.0%
Mutual Funds	0.4%
Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%
Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 03/01/2011	Since Inception 04/01/2014
Class I	03/01/2011	10.24%	10.24%		1.57%
Class R5	11/03/2008	10.15%	10.11%	1.45%
Service Class	11/03/2008	10.03%	10.00%	1.36%
Administrative Class	11/03/2008	9.88%	9.90%	1.25%
Class R4	04/01/2014	9.76%	9.75%			3.64%
Class A	11/03/2008	9.67%	9.64%	1.00%
Class A (sales load deducted)*	11/03/2008	3.63%	8.41%	0.43%
Class R3	04/01/2014	9.49%	9.45%			3.37%
MSCI Emerging Markets Index		10.54%	8.97%	2.50%	2.25%	3.82%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier U.S. Government Money Market Fund – Portfolio of Investments
September 30, 2020

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.1%
Discount Notes — 67.7%
Federal Farm Credit Bank
0.142% , 10/02/20, 10/02/20 (a)	$900,000	$899,997
SOFR + .080% 0.150% FRN , 10/01/20, 1/14/21 (a)	3,000,000	3,000,000
0.152% , 10/02/20, 10/02/20 (a)	2,400,000	2,399,990
1 mo. USD LIBOR + .090% 0.246% FRN , 10/21/20, 4/21/21 (a)	5,000,000	5,002,363
1.613% , 11/10/20, 11/10/20 (a)	4,200,000	4,192,673
Federal Home Loan Bank
0.051% , 10/01/20, 10/01/20 (a)	5,340,000	5,340,000
0.051% 10/14/20, 10/14/20 (a)	700,000	699,987
3 mo. USD LIBOR - .205% 0.070% FRN , 10/15/20, 10/15/20 (a)	18,000,000	18,000,000
0.076% , 10/22/20, 10/22/20 (a)	2,500,000	2,499,891
SOFR + .030% 0.100% FRN , 10/01/20, 1/28/21 (a)	21,000,000	21,000,000
0.101% 10/28/20, 10/28/20 (a)	8,800,000	8,799,340
0.107% , 10/21/20, 10/21/20 (a)	10,000,000	9,999,417
0.117% , 12/09/20, 12/09/20 (a)	7,900,000	7,898,259
0.117% , 12/21/20, 12/21/20 (a)	6,000,000	5,998,447
SOFR + .050% 0.120% FRN , 10/01/20, 1/28/21 (a)	4,600,000	4,600,000
SOFR + .060% 0.130% FRN , 10/01/20, 2/11/22 (a)	13,000,000	13,000,000
3 mo. USD LIBOR - .170% 0.134% FRN , 10/06/20, 1/06/21 (a)	4,700,000	4,700,257
SOFR + .065% 0.135% FRN , 10/01/20, 2/26/21 (a)	13,000,000	13,000,000
0.142% , 10/13/20, 10/13/20 (a)	1,850,000	1,849,914
SOFR + .080% 0.150% FRN , 10/02/20, 10/02/20 (a)	5,000,000	5,000,001
SOFR + .090% 0.160% FRN , 10/01/20, 11/20/20 (a)	5,000,000	5,000,000
SOFR + .090% 0.160% FRN , 10/01/20, 11/30/20 (a)	7,000,000	7,000,000
SOFR + .100% 0.170% FRN , 10/01/20, 12/23/20 (a)	7,000,000	7,000,000
SOFR + .110% 0.180% FRN , 10/01/20, 12/10/20 (a)	12,000,000	12,000,000
0.223% , 11/24/20, 11/24/20 (a)	1,000,000	999,670
0.376% 1/20/21, 1/20/21 (a)	5,000,000	4,994,296
Federal Home Loan Mortgage Corp. SOFR + .030% 0.100% FRN, 10/01/20, 1/12/21(a)	12,000,000	12,000,000
Federal National Mortgage Association
0.076% , 10/07/20, 10/07/20 (a)	264,000	263,997

	Principal Amount	Value
SOFR + .075% 0.145% FRN , 10/01/20, 10/30/20 (a)	$1,000,000	$1,000,031
		188,138,530
Repurchase Agreement — 12.6%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 9/30/20, 0.050%, due 10/01/20 (b)	35,000,000	35,000,000
U.S. Treasury Bonds & Notes — 19.8%
U.S. Treasury Bill
0.000% 10/06/20	1,700,000	1,699,989
0.000% 10/06/20	600,000	599,993
0.000% 10/13/20	11,400,000	11,399,724
0.000% 10/20/20	7,600,000	7,599,711
0.000% 10/20/20	7,000,000	6,999,673
0.000% 10/27/20	16,600,000	16,598,851
0.000% 11/17/20	5,100,000	5,099,434
U.S. Treasury Note
2.875% 10/31/20	5,000,000	5,005,323
		55,002,698

TOTAL SHORT-TERM INVESTMENTS (Cost $278,141,228)		278,141,228

TOTAL INVESTMENTS — 100.1% (Cost $278,141,228) (c)		278,141,228

Other Assets/(Liabilities) — (0.1)%		(149,978)

NET ASSETS — 100.0%		$277,991,250

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect reset date and final maturity date, respectively.
(b)

Maturity value of $35,000,049. Collateralized by U.S. Government Agency obligations with a rate of 4.375%, maturity date of 11/15/39, and an aggregate market value, including accrued interest, of $35,700,099.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments
September 30, 2020

	Principal Amount	Value
BONDS & NOTES — 94.9%
CORPORATE DEBT — 41.0%
Agriculture — 1.5%
BAT Capital Corp.
3.222% 8/15/24	$1,100,000	$1,176,909
Bunge Ltd. Finance Corp.
1.630% 8/17/25	320,000	321,400
3.500% 11/24/20	1,690,000	1,697,397
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	1,043,000	1,102,944
3.500% 2/11/23 (a)	979,000	1,024,133
Reynolds American, Inc.
4.450% 6/12/25	985,000	1,108,458
		6,431,241
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2014-1, Class B,
4.375% 4/01/24	58,601	41,502
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (a)	408,000	418,956
		460,458
Auto Manufacturers — 2.0%
Ford Motor Credit Co. LLC
3 mo. USD LIBOR + .810% 1.114% FRN 4/05/21	660,000	650,351
3 mo. USD LIBOR + 1.235% 1.515% FRN 2/15/23	1,130,000	1,039,814
3.087% 1/09/23	625,000	612,431
3.350% 11/01/22	935,000	920,975
General Motors Financial Co., Inc.
3.250% 1/05/23	2,465,000	2,547,546
Hyundai Capital America
2.375% 2/10/23 (a)	1,510,000	1,550,228
2.850% 11/01/22 (a)	810,000	837,637
Nissan Motor Acceptance Corp.
1.900% 9/14/21 (a)	485,000	486,968
		8,645,950
Banks — 8.6%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	985,000	1,109,208
Banco Santander SA
2.746% 5/28/25	1,200,000	1,258,744
3.500% 4/11/22	1,030,000	1,068,395
Bank of America Corp. 3 mo. USD LIBOR + .930%
2.816% VRN 7/21/23	3,230,000	3,354,756
The Bank of Nova Scotia
4.500% 12/16/25	1,020,000	1,181,551

	Principal Amount	Value
Barclays Bank PLC
10.179% 6/12/21 (a)	$1,522,000	$1,601,310
Barclays PLC 3 mo. USD LIBOR + 1.380%
1.660% FRN 5/16/24	595,000	596,621
BPCE SA
5.700% 10/22/23 (a)	1,895,000	2,125,231
Citigroup, Inc.
4.400% 6/10/25	1,965,000	2,217,125
Credit Suisse AG
6.500% 8/08/23 (a)	2,400,000	2,718,000
Danske Bank A/S
5.000% 1/12/22 (a)	1,080,000	1,134,592
Deutsche Bank AG SOFR + 2.159%
2.222% VRN 9/18/24	1,525,000	1,535,599
Discover Bank
4.200% 8/08/23	1,000,000	1,094,880
First Horizon National Corp.
3.500% 12/15/20	1,290,000	1,294,384
The Goldman Sachs Group, Inc.
4.250% 10/21/25	4,195,000	4,772,656
HSBC Holdings PLC
4.250% 3/14/24	2,025,000	2,171,537
Mitsubishi UFJ Financial Group, Inc.
2.665% 7/25/22	1,350,000	1,399,544
Morgan Stanley
SOFR + 1.990% 2.188% VRN 4/28/26	1,030,000	1,078,703
4.100% 5/22/23	984,000	1,065,840
Sumitomo Mitsui Financial Group, Inc.
1.474% 7/08/25	780,000	794,344
2.448% 9/27/24	855,000	903,269
3.748% 7/19/23	364,000	394,423
Synchrony Bank
3.000% 6/15/22	750,000	773,988
UBS Group AG
4.125% 9/24/25 (a)	840,000	956,829
		36,601,529
Beverages — 1.0%
Bacardi Ltd.
4.450% 5/15/25 (a)	1,756,000	1,961,367
Molson Coors Beverage Co.
3.000% 7/15/26	1,380,000	1,471,246
3.500% 5/01/22	720,000	748,579
		4,181,192
Chemicals — 1.6%
DuPont de Nemours, Inc.
4.493% 11/15/25	1,660,000	1,913,416

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Huntsman International LLC
5.125% 11/15/22	$1,798,000	$1,933,386
Nutrition & Biosciences, Inc.
1.230% 10/01/25 (a)	800,000	797,996
RPM International, Inc.
3.450% 11/15/22	43,000	44,561
Syngenta Finance NV
4.441% 4/24/23 (a)	1,460,000	1,541,966
4.892% 4/24/25 (a)	565,000	612,575
		6,843,900
Computers — 1.3%
Dell International LLC / EMC Corp.
4.000% 7/15/24 (a)	1,113,000	1,201,794
5.850% 7/15/25 (a)	836,000	974,100
Genpact Luxembourg Sarl
3.375% 12/01/24	905,000	947,706
3.700% STEP 4/01/22	1,480,000	1,515,140
Leidos, Inc.
2.950% 5/15/23 (a)	910,000	951,933
		5,590,673
Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.875% 8/14/24	2,190,000	2,109,279
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.500% 9/15/23	590,000	608,025
Aircastle Ltd.
5.000% 4/01/23	2,390,000	2,395,385
Antares Holdings LP
6.000% 8/15/23 (a)	1,172,000	1,185,194
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	815,000	747,030
BGC Partners, Inc.
4.375% 12/15/25 (a)	785,000	800,868
Brookfield Finance, Inc.
4.000% 4/01/24	1,520,000	1,673,244
Lazard Group LLC
3.750% 2/13/25	1,840,000	1,994,495
LeasePlan Corp. NV
2.875% 10/24/24 (a)	715,000	737,892
Park Aerospace Holdings Ltd.
5.250% 8/15/22 (a)	3,310,000	3,323,390
Synchrony Financial
2.850% 7/25/22	1,540,000	1,584,888
		17,159,690

	Principal Amount	Value
Electric — 0.9%
Enel Finance International NV
2.875% 5/25/22 (a)	$755,000	$779,062
Entergy Texas, Inc.
2.550% 6/01/21	605,000	613,006
Pacific Gas and Electric Co.
1.750% 6/16/22	1,465,000	1,466,760
Puget Energy, Inc.
6.000% 9/01/21	740,000	775,471
		3,634,299
Gas — 0.4%
NiSource, Inc.
0.950% 8/15/25	1,505,000	1,503,422
Housewares — 0.5%
Newell Brands, Inc.
4.350% STEP 4/01/23	2,015,000	2,106,239
Insurance — 3.2%
AmTrust Financial Services, Inc.
6.125% 8/15/23	1,565,000	1,451,066
Athene Global Funding
2.750% 6/25/24 (a)	2,650,000	2,763,141
CNO Financial Group, Inc.
5.250% 5/30/25	1,515,000	1,737,650
Enstar Group Ltd.
4.500% 3/10/22	1,800,000	1,875,330
Equitable Holdings, Inc.
3.900% 4/20/23	211,000	226,851
Jackson National Life Global Funding
2.500% 6/27/22 (a)	1,040,000	1,074,342
Lincoln National Corp.
4.000% 9/01/23	310,000	338,428
Trinity Acquisition PLC
3.500% 9/15/21	1,215,000	1,244,945
Unum Group
3.875% 11/05/25	1,395,000	1,516,116
4.500% 3/15/25	620,000	688,684
Willis Towers Watson PLC
5.750% 3/15/21	840,000	858,767
		13,775,320
Investment Companies — 1.6%
Ares Capital Corp.
4.200% 6/10/24	2,499,000	2,603,203
BlackRock TCP Capital Corp.
3.900% 8/23/24	835,000	848,377
4.125% 8/11/22	1,805,000	1,830,688
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	1,665,000	1,686,730
		6,968,998

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Iron & Steel — 0.4%
Reliance Steel & Aluminum Co.
1.300% 8/15/25	$810,000	$808,997
Steel Dynamics, Inc.
2.400% 6/15/25	375,000	391,265
2.800% 12/15/24	610,000	643,506
		1,843,768
Lodging — 0.6%
Las Vegas Sands Corp.
3.200% 8/08/24	2,165,000	2,188,532
Marriott International, Inc. /MD
5.750% 5/01/25	389,000	434,132
		2,622,664
Machinery – Diversified — 0.5%
CNH Industrial Capital LLC
1.950% 7/02/23	275,000	280,156
3.875% 10/15/21	1,015,000	1,042,620
4.875% 4/01/21	590,000	601,389
		1,924,165
Media — 1.0%
Sirius XM Radio, Inc.
3.875% 8/01/22 (a)	2,200,000	2,223,375
ViacomCBS, Inc.
4.750% 5/15/25	1,890,000	2,171,408
		4,394,783
Mining — 1.0%
Glencore Funding LLC
4.125% 5/30/23 (a)	1,480,000	1,586,693
Kinross Gold Corp.
5.125% 9/01/21	550,000	565,932
5.950% 3/15/24	1,950,000	2,223,952
		4,376,577
Oil & Gas — 1.4%
Continental Resources, Inc.
5.000% 9/15/22	1,017,000	1,009,454
EQT Corp.
3.000% 10/01/22	1,610,000	1,571,762
7.875% STEP 2/01/25	790,000	875,676
Newfield Exploration Co.
5.625% 7/01/24	1,220,000	1,183,462
Petroleos Mexicanos
4.625% 9/21/23	1,115,000	1,105,361
Valero Energy Corp.
2.700% 4/15/23	428,000	443,442
		6,189,157

	Principal Amount	Value
Packaging & Containers — 0.4%
Graphic Packaging International LLC
4.750% 4/15/21	$1,510,000	$1,521,325
Pharmaceuticals — 1.1%
AbbVie, Inc.
3.800% 3/15/25 (a)	745,000	826,087
Cardinal Health, Inc. 3 mo. USD LIBOR + .770%
1.020% FRN 6/15/22	1,345,000	1,353,137
Mylan, Inc.
3.125% 1/15/23 (a)	1,375,000	1,446,414
Teva Pharmaceutical Finance Netherlands III BV
2.200% 7/21/21	654,000	647,787
Upjohn, Inc.
1.650% 6/22/25 (a)	355,000	363,393
		4,636,818
Pipelines — 1.8%
Energy Transfer Operating LP
4.200% 9/15/23	2,020,000	2,132,012
EnLink Midstream Partners LP
4.400% 4/01/24	1,340,000	1,206,000
EQM Midstream Partners LP
4.750% 7/15/23	1,305,000	1,302,455
MPLX LP 3 mo. USD LIBOR + 1.100%
1.342% FRN 9/09/22	2,155,000	2,155,087
Plains All American Pipeline LP/PAA Finance Corp.
3.850% 10/15/23	952,000	996,373
		7,791,927
Private Equity — 0.4%
Hercules Capital, Inc.
4.625% 10/23/22	1,495,000	1,513,380
Real Estate Investment Trusts (REITS) — 2.7%
CubeSmart LP
4.375% 12/15/23	764,000	839,508
Essex Portfolio LP
3.500% 4/01/25	330,000	362,465
3.875% 5/01/24	424,000	463,583
Host Hotels & Resorts LP
3.750% 10/15/23	2,140,000	2,207,790
SBA Tower Trust
2.836% 1/15/50 (a)	3,350,000	3,585,281
Service Properties Trust
4.350% 10/01/24	1,215,000	1,099,575
Tanger Properties LP
3.875% 12/01/23	1,325,000	1,332,569

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
VEREIT Operating Partnership LP
4.600% 2/06/24	$1,410,000	$1,512,648
		11,403,419
Retail — 1.0%
O’Reilly Automotive, Inc.
3.800% 9/01/22	191,000	201,266
3.850% 6/15/23	2,206,000	2,368,791
QVC, Inc.
4.375% 3/15/23	1,850,000	1,918,219
		4,488,276
Semiconductors — 0.2%
Microchip Technology, Inc.
3.922% 6/01/21	905,000	925,030
Telecommunications — 1.1%
Qwest Corp
6.750% 12/01/21	1,255,000	1,325,343
Sprint Communications, Inc.
9.250% 4/15/22	800,000	887,576
T-Mobile USA, Inc.
1.500% 2/15/26 (a)	980,000	987,565
Telefonaktiebolaget LM Ericsson
4.125% 5/15/22	1,406,000	1,465,537
		4,666,021
Transportation — 0.4%
Ryder System, Inc.
2.500% 9/01/22	40,000	41,293
3.400% 3/01/23	485,000	514,483
3.750% 6/09/23	920,000	988,916
		1,544,692
Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
4.875% 7/11/22 (a)	1,367,000	1,469,079

TOTAL CORPORATE DEBT (Cost $171,370,136)		175,213,992

MUNICIPAL OBLIGATIONS — 0.2%
Louisiana State Public Facilities Authority, Revenue Bonds, Series 2011-A, Class A2, 3 mo. USD LIBOR
1.168% FRN 4/26/27	27,546	27,568

	Principal Amount	Value
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Series 2006-2, Class B, 28 day ARS
1.655% FRN 10/25/42	$650,000	$645,138

TOTAL MUNICIPAL OBLIGATIONS (Cost $668,608)		672,706

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 52.3%
Auto Floor Plan Asset-Backed Securities — 0.4%
Navistar Financial Dealer Note Master Owner Trust II
Series 2019-1, Class C, 1 mo. USD LIBOR + .950% 1.098% FRN 5/25/24 (a)	856,000	851,543
Series 2019-1, Class D, 1 mo. USD LIBOR + 1.450% 1.598% FRN 5/25/24 (a)	768,000	763,713
		1,615,256
Automobile Asset-Backed Securities — 7.6%
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class D, 1.800% 12/18/25	2,419,000	2,437,437
Series 2019-3, Class D, 2.580% 9/18/25	1,425,000	1,461,158
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class C, 3.020% 8/20/26 (a)	5,143,000	5,011,148
Series 2019-3A, Class C, 3.150% 3/20/26 (a)	2,764,000	2,715,032
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	633,000	640,995
Series 2018-1A, Class C, 4.730% 9/20/24 (a)	1,270,000	1,313,676
Carmax Auto Owner Trust, Series 2019-4, Class D
2.800% 4/15/26	1,399,000	1,411,600
Carvana Auto Receivables Trust, Series 2019-4A, Class D
3.070% 7/15/25 (a)	1,734,000	1,783,909
Drive Auto Receivables Trust, Series 2019-4, Class D
2.700% 2/16/27	1,333,000	1,364,684
Exeter Automobile Receivables Trust, Series 2019-3A, Class D
3.110% 8/15/25 (a)	985,000	1,016,294

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ford Credit Auto Owner Trust, Series 2020-1, Class C
2.540% 8/15/31 (a)	$2,408,000	$2,437,902
Hertz Fleet Lease Funding LP, Series 2019-1, Class D
3.440% 1/10/33 (a)	1,976,000	1,888,853
Hertz Vehicle Financing II LP
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	1,430,000	1,418,032
Series 2018-1A, Class B, 3.600% 2/25/24 (a)	1,420,000	1,407,839
Hertz Vehicle Financing LLC, Series 2018-3A, Class B
4.370% 7/25/24 (a)	950,000	940,538
Hertz Vehicle Financing LP, Series 2019-3A, Class B
3.030% 12/26/25 (a)	1,036,000	1,031,339
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class C
2.820% 7/15/24 (a)	673,339	673,823
Santander Revolving Auto Loan Trust
Series 2019-A, Class B, 2.800% 1/26/32 (a)	399,000	419,818
Series 2019-A, Class C, 3.000% 1/26/32 (a)	258,000	261,217
Series 2019-A, Class D, 3.450% 1/26/32 (a)	1,720,000	1,713,792
Westlake Automobile Receivables Trust, Series 2019-3A, Class E
3.590% 3/17/25 (a)	1,395,000	1,383,695
		32,732,781
Commercial Mortgage-Backed Securities — 4.8%
BAMLL Commercial Mortgage Securities Trust
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 1.502% FRN 9/15/34 (a)	300,000	280,507
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (a) (b)	800,000	720,966
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (a) (b)	1,110,000	897,572
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM,
5.513% VRN 1/12/45 (b)	168,914	167,187
BHMS Mortgage Trust
Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 1.402% FRN 7/15/35 (a)	1,880,000	1,797,780
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 1.652% FRN 7/15/35 (a)	2,600,000	2,411,567

	Principal Amount	Value
BX Commercial Mortgage Trust
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.752% FRN 12/15/36 (a)	$1,881,278	$1,859,063
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.852% FRN 11/15/35 (a)	1,855,000	1,840,056
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.952% FRN 10/15/36 (a)	742,351	735,443
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.152% FRN 10/15/36 (a)	2,892,510	2,858,361
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
2.302% FRN 12/15/37 (a)	1,335,725	1,319,113
Commercial Mortgage Trust, Series 2015-DC1, Class B,
4.035% VRN 2/10/48 (b)	797,000	823,005
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
1.752% FRN 5/15/36 (a)	820,000	811,802
GS Mortgage Securities Trust, Series 2015-GC34, Class C,
4.805% VRN 10/10/48 (b)	1,100,000	982,303
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.952% FRN 5/15/36 (a)	739,000	730,921
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B
3.769% 2/15/46	1,000,000	995,585
Morgan Stanley Capital I Trust, Series 2012-STAR, Class D
4.057% 8/05/34 (a)	1,000,000	968,795
MSCG Trust, Series 2018-SELF, Class C, 1 mo. USD LIBOR + 1.180%
1.332% FRN 10/15/37 (a)	185,000	182,786
		20,382,812
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%
0.388% FRN 10/25/34 (a)	170,356	168,945

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Other Asset-Backed Securities — 23.1%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%
0.352% FRN 3/15/41 (a)	$86,462	$85,062
321 Henderson Receivables LLC, Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200%
0.352% FRN 6/15/41 (a)	196,894	190,405
AASET Trust
Series 2017-1A, Class A, 3.967% 5/16/42 (a)	217,885	196,983
Series 2020-1A, Class B, 4.335% 1/16/40 (a)	489,753	341,806
Series 2018-2A, Class A, 4.454% 11/18/38 (a)	1,513,007	1,407,199
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	791,167	823,193
Affirm Asset Securitization Trust
Series 2020-A, Class A, 2.100% 2/18/25 (a)	2,777,000	2,782,223
Series 2020-Z1, Class A, 3.460% 10/15/24 (a)	982,622	989,087
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150%
1.302% FRN 6/15/28 (a)	880,000	869,027
Ascentium Equipment Receivables Trust, Series 2019-2A, Class E
3.780% 5/10/27 (a)	1,722,000	1,725,556
Avant Loans Funding Trust, Series 2019-A, Class A
3.480% 7/15/22 (a)	66,654	66,676
Bain Capital Credit CLO Ltd.
Series 2016-2A, Class BR, 3 mo. USD LIBOR + 1.800% 2.075% FRN 1/15/29 (a)	500,000	497,386
Series 2020-2A, Class A, 3 mo. USD LIBOR + 1.850% 2.211% FRN 7/21/31 (a)	1,000,000	1,002,162
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class A2R, 3 mo. USD LIBOR + 1.750%
2.025% FRN 1/15/29 (a)	1,500,000	1,480,710
BlueMountain CLO Ltd., Series 2013-1A, Class A1R2, 3 mo. USD LIBOR + 1.230%
1.502% FRN 1/20/29 (a)	985,040	982,106

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (a)	$233,340	$234,393
Series 2019-A, Class B, 3.780% 9/26/33 (a)	661,188	653,964
CAL Funding II Ltd., Series 2018-2A, Class A
4.340% 9/25/43 (a)	632,000	626,707
Capital Automotive REIT, Series 2017-1A, Class A1
3.870% 4/15/47 (a)	581,937	583,002
CARS-DB4 LP, Series 2020-1A, Class B1
4.170% 2/15/50 (a)	1,100,000	1,135,076
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (a)	389,863	360,802
Castlelake Aircraft Structured Trust, Series 2018-1, Class A
4.125% 6/15/43 (a)	691,313	645,389
Cbam CLO Management Cbam, Series 2018-6A, Class A1R, 3 mo. USD LIBOR + 1.270%
1.545% FRN 1/15/31 (a)	1,500,000	1,491,640
CF Hippolyta LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	223,000	226,895
CIFC Funding IV Ltd., Series 2015-4A, Class A2R,
2.122% FRN 10/20/27 (a) (b)	300,000	299,522
CLI Funding LLC, Series 2019-1A, Class A
3.710% 5/18/44 (a)	707,077	719,794
CLI Funding V LLC, Series 2014-1A, Class A
3.290% 6/18/29 (a)	732,759	732,759
CNH Equipment Trust, Series 2020-A, Class B
2.300% 10/15/27	545,000	569,719
DB Master Finance LLC
Series 2019-1A, Class A2I, 3.787% 5/20/49 (a)	625,680	642,418
Series 2019-1A, Class A2II, 4.021% 5/20/49 (a)	738,540	781,115
Diamond Resorts Owner Trust, Series 2019-1A, Class A
2.890% 2/20/32 (a)	1,044,817	1,062,453
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A2II, 3.082% 7/25/47 (a)	2,771,625	2,774,605

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-1A, Class A2I, 4.116% 7/25/48 (a)	$950,600	$1,004,541
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class A, 2.690% 3/25/30 (a)	264,400	263,517
Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (b)	80,923	80,806
Series 2019-A, Class C, 3.450% 1/25/34 (a)	1,611,856	1,583,272
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450%
1.722% FRN 4/20/31 (a)	1,250,000	1,250,484
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	256,328	260,806
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class B1R, 3 mo. USD LIBOR + 1.450%
1.722% FRN 4/20/29 (a)	500,000	494,893
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 10/15/54 (a)	1,423,764	1,442,930
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	729,370	758,157
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	623,751	660,531
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (b)	1,243,110	1,321,117
Hero Funding Trust
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	735,965	758,475
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	170,742	176,653
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	423,681	440,875
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	140,611	148,525
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	833,915	894,846
Hilton Grand Vacations Trust
Series 2019-AA, Class C, 2.840% 7/25/33 (a)	1,526,108	1,530,696
Series 2017-AA, Class B, 2.960% 12/26/28 (a)	305,165	307,860
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	461,570	436,039
Horizon Aircraft Finance III Ltd, Series 2019-2, Class B
4.458% 11/15/39 (a)	1,757,143	1,324,746

	Principal Amount	Value
KDAC Aviation Finance Ltd., Series 2017-1A, Class A
4.212% 12/15/42 (a)	$380,897	$334,570
KREF Ltd., Series 2018-FL1, Class AS, 1 mo. USD LIBOR + 1.350%
1.501% FRN 6/15/36 (a)	2,600,000	2,575,867
Lendmark Funding Trust, Series 2018-1A, Class A
3.810% 12/21/26 (a)	930,000	947,445
Lunar Aircraft Ltd., Series 2020-1A, Class A
3.376% 2/15/45 (a)	445,354	412,561
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	938,598	853,717
Marlette Funding Trust, Series 2019-2A, Class B
3.530% 7/16/29 (a)	540,000	550,585
Milos CLO Ltd., Series 2017-1A, Class AR, 3 mo. USD LIBOR + 1.070%
1.342% FRN 10/20/30 (a)	1,150,000	1,131,279
Mosaic Solar Loans LLC
Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	637,398	678,098
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	146,369	157,114
Neuberger Berman CLO Ltd., Series 2015-20A, Class BR, 3 mo. USD LIBOR + 1.250%
1.525% FRN 1/15/28 (a)	1,500,000	1,478,605
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T4, Class DT4
2.804% 10/15/51 (a)	1,921,000	1,920,986
NP SPE II LLC
Series 2019-1A, Class A1, 2.574% 9/20/49 (a)	487,641	484,250
Series 2017-1A, Class A1, 3.372% 10/21/47 (a)	391,518	399,847
OCP CLO Ltd., Series 2015-8A, Class A2AR, 3 mo. USD LIBOR + 1.450%
1.723% FRN 4/17/27 (a)	2,150,000	2,142,357
OneMain Financial Issuance Trust, Series 2019-2A, Class C
3.660% 10/14/36 (a)	1,550,000	1,619,854
Orange Lake Timeshare Trust
Series 2016-A, Class B, 2.910% 3/08/29 (a)	398,484	376,605

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-A, Class D, 4.930% 4/09/38 (a)	$1,338,770	$1,233,140
Oxford Finance Funding Trust
Series 2020-1A, Class A2, 3.101% 2/15/28 (a)	698,000	707,978
Series 2016-1A, Class A, 3.968% 6/17/24 (a)	85,525	85,558
Palmer Square CLO Ltd., Series 2015-1A, Class A2R2, 3 mo. USD LIBOR + 1.650%
1.897% FRN 5/21/29 (a)	1,250,000	1,244,669
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	689,739	638,346
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.998% FRN 2/25/23 (a)	670,000	653,929
Recette CLO Ltd., Series 2015-1A, Class CR, 3 mo. USD LIBOR + 1.700%
1.972% FRN 10/20/27 (a)	700,000	695,480
Rockford Tower CLO Ltd.
Series 2017-1A, Class BR, 3 mo. USD LIBOR + 1.450% 1.725% FRN 4/15/29 (a)	550,000	539,255
Series 2017-2A, Class BR, 3 mo. USD LIBOR + 1.500% 1.775% FRN 10/15/29 (a)	1,000,000	981,148
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
1.365% FRN 1/15/30 (a)	1,250,000	1,236,907
SBA Tower Trust, Series 2014-2A, Class C,
3.869% STEP 10/15/49 (a)	1,030,000	1,084,486
Sierra Receivables Funding LLC
Series 2016-3A, Class B, 2.630% 10/20/33 (a)	456,554	449,212
Series 2016-2A, Class B, 2.780% 7/20/33 (a)	704,656	702,512
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	1,146,755	1,130,310
Series 2015-3A, Class B, 3.080% 9/20/32 (a)	30,446	30,418
Series 2020-2A, Class C, 3.510% 7/20/37 (a)	264,314	266,839
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	841,591	791,701
Series 2018-1A, Class B, 4.236% 4/20/35	1,077,586	1,055,164
Series 2019-2A, Class D, 4.540% 5/20/36 (a)	643,400	621,049

	Principal Amount	Value
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	$621,807	$600,317
SoFi Consumer Loan Program Trust, Series 2019-3, Class D
3.890% 5/25/28 (a)	2,981,000	2,986,776
SpringCastle America Funding LLC, Series 2020-AA, Class A
1.970% 9/25/37 (a)	2,000,000	2,021,490
Stack Infrastructure Issuer LLC, Series 2020-1A, Class A2
1.893% 8/25/45 (a)	367,000	369,447
Store Master Funding I-VII, Series 2018-1A, Class A3
4.400% 10/20/48 (a)	1,238,021	1,264,863
Taco Bell Funding LLC, Series 2018-1A, Class A2I
4.318% 11/25/48 (a)	2,279,400	2,327,835
TAL Advantage VII LLC, Series 2020-1A, Class B
3.290% 9/20/45 (a)	800,000	799,158
Tif Funding II LLC, Series 2020-1A, Class A
2.090% 8/20/45 (a)	271,294	270,848
TLF National Tax Lien Trust, Series 2017-1A, Class A
3.090% 12/15/29 (a)	825,891	831,338
Trafigura Securitisation Finance PLC
Series 2018-1A, Class A1, 1 mo. USD LIBOR + .730% 0.882% FRN 3/15/22 (a)	1,340,000	1,317,387
Series 2018-1A, Class B, 4.290% 3/15/22 (a)	1,870,000	1,864,854
Treman Park CLO Ltd., Series 2015-1A, Class ARR, 3 mo. USD LIBOR + 1.070%
1.342% FRN 10/20/28 (a)	1,100,000	1,092,837
Trinity Rail Leasing LP
Series 2018-1A, Class A1, 3.820% 6/17/48 (a)	1,161,430	1,163,992
Series 2019-1A, Class A, 3.820% 4/17/49 (a)	1,555,540	1,620,439
Trip Rail Master Funding LLC
Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	127,118	127,232
Series 2011-1A, Class A2, 6.024% 7/15/41 (a)	2,246,612	2,336,352
Triton Container Finance VIII LLC, Series 2020-1A, Class A
2.110% 9/20/45 (a)	1,300,000	1,301,672
Vantage Data Centers LLC, Series 2020-1A, Class A2
1.645% 9/15/45 (a) (c)	1,425,000	1,425,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
VSE VOI Mortgage LLC
Series 2016-A, Class B, 2.740% 7/20/33 (a)	$374,573	$369,541
Series 2018-A, Class C, 4.020% 2/20/36 (a)	422,040	394,788
Welk Resorts LLC
Series 2015-AA, Class A, 2.790% 6/16/31 (a)	91,887	91,508
Series 2017-AA, Class B, 3.410% 6/15/33 (a)	647,827	639,382
Westgate Resorts LLC, Series 2020-1A, Class A
2.713% 3/20/34 (a)	782,722	800,194
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	616,333	519,841
		98,868,535
Student Loans Asset-Backed Securities — 9.2%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
1.648% FRN 7/25/58 (a)	530,000	468,016
College Avenue Student Loans LLC
Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200% 1.348% FRN 12/26/47 (a)	1,190,547	1,178,684
Series 2019-A, Class B, 3.810% 12/28/48 (a)	1,038,000	1,027,898
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
0.765% FRN 1/15/37	497,128	446,528
Commonbond Student Loan Trust
Series 2019-AGS, Class B, 3.040% 1/25/47 (a)	1,216,700	1,176,786
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	167,997	165,551
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	123,387	123,405
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	57,386	57,770
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	211,392	218,270
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (a)	175,235	174,831
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%
2.198% FRN 2/26/35 (a)	183,620	173,215

	Principal Amount	Value
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150%
3.600% FRN 12/01/47 (a)	$1,239,725	$1,225,079
ELFI Graduate Loan Program LLC, Series 2018-A, Class B
4.000% 8/25/42 (a)	489,428	486,165
Laurel Road Prime Student Loan Trust
Series 2017-C, Class B, 2.950% 11/25/42 (a)	418,373	415,038
Series 2019-A, Class BFX, 3.000% 10/25/48 (a)	522,946	531,523
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	452,896	432,360
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	546,147	558,603
Navient Private Education Refi Loan Trust, Series 2020-BA, Class B
2.770% 1/15/69 (a)	1,800,000	1,815,737
Navient Student Loan Trust
Series 2018-2A, Class A3, 1 mo. USD LIBOR + .750% 0.898% FRN 3/25/67 (a)	1,830,000	1,777,271
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 0.948% FRN 3/25/67 (a)	2,500,000	2,475,294
Series 2019-2A, Class A2, 1 mo. USD LIBOR + 1.000% 1.148% FRN 2/27/68 (a)	919,000	919,902
Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150% 1.298% FRN 3/25/66 (a)	1,402,839	1,402,839
Nelnet Private Education Loan Trust
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 1.898% FRN 12/26/40 (a)	149,502	142,803
Series 2016-A, Class A1B, 3.600% 12/26/40 (a)	179,029	179,949
Nelnet Student Loan Trust
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .750% 0.898% FRN 9/27/66 (a)	1,950,000	1,912,895
Series 2007-2A, Class A4A2, 28 day ARS 1.497% FRN 6/25/35 (a)	2,800,000	2,683,343
Series 2018-5A, Class B, 1 mo. USD LIBOR + 1.450% 1.598% FRN 2/25/67 (a)	1,000,000	938,942
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/54 (a)	395,000	382,300

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLC Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .250%
0.500% FRN 6/15/55	$1,235,209	$1,081,117
SLM Student Loan Trust
Series 2006-2, Class R, 0.000% 1/25/41	3,391	2,042,452
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.535% FRN 1/25/44	1,261,808	1,124,264
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 0.545% FRN 1/25/41	934,299	837,821
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.555% FRN 1/25/55	453,546	403,217
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 0.900% FRN 12/15/38	358,008	328,852
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 1.191% FRN 1/27/42	2,917,524	2,581,787
SMB Private Education Loan Trust
Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450% 1.602% FRN 2/17/32 (a)	245,263	246,369
Series 2015-C, Class A3, 1 mo. USD LIBOR + 1.950% 2.102% FRN 8/16/32 (a)	1,350,000	1,315,472
SoFi Alternative Trust, Series 2019-C, Class PT,
4.861% VRN 1/25/45 (a) (b)	2,314,969	2,488,591
SoFi Professional Loan Program LLC
Series 2018-A, Class R1, 0.000%2/25/42 (a)	1,928,100	797,157
Series 2017-D, Class R1, 0.000% 9/25/40 (a)	2,333,800	805,208
Series 2018-B, Class R1, 0.000% 8/26/47 (a)	1,727,800	638,077
Series 2018-D, Class R1, 0.000% 2/25/48 (a)	2,069,700	457,611
Series 2019-A, Class R1, 0.000% 6/15/48 (a)	3,162,200	749,125
		39,388,117
Whole Loan Collateral Collateralized Mortgage Obligations — 7.2%
Angel Oak Mortgage Trust
Series 2020-5, Class A2, 1.579% VRN 5/25/65 (a) (b)	961,946	960,657
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (a) (b)	875,284	874,130
Series 2018-3, Class A3, 3.238% VRN 5/25/59 (a) (b)	1,672,092	1,689,319

	Principal Amount	Value
Series 2019-6, Class M1, 3.389% VRN 11/25/59 (a) (b)	$1,900,000	$1,921,316
Series 2017-3, Class M1, 3.900% VRN 11/25/47 (a) (b)	650,000	664,316
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.091% VRN 8/25/34 (b)	23,845	23,317
Citigroup Mortgage Loan Trust
Series 2019-IMC1, Class A3, 3.030% VRN 7/25/49 (a) (b)	955,974	952,993
Series 2019-IMC1, Class M1, 3.170% VRN 7/25/49 (a) (b)	1,798,000	1,752,598
Countrywide Home Loans, Inc.
Series 2004-2, Class 1A1, 3.666% VRN 2/25/34 (b)	18,744	18,096
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (b)	4,746	4,553
Deephaven Residential Mortgage Trust
Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	384,608	387,207
Series 2019-4A, Class M1, 3.484% VRN 10/25/59 (a) (b)	1,300,000	1,311,857
Series 2018-2A, Class A3, 3.684% VRN 4/25/58 (a) (b)	955,325	962,357
Series 2018-3A, Class A3, 3.963% VRN 8/25/58 (a) (b)	227,629	230,257
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	879,785	888,617
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1,
3.490% VRN 8/25/34 (b)	7,162	7,231
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A,
3.165% VRN 8/25/34 (b)	45,410	45,277
JP Morgan Mortgage Trust
Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	356,883	357,590
Series 2018-4, Class A15, 3.500% VRN 10/25/48 (a) (b)	252,394	252,937
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	465,746	471,250
Merrill Lynch Mortgage Investors, Inc.
Series 2003-A4, Class IA, 3.032% VRN 7/25/33 (b)	2,388	2,276
Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (b)	2,430	2,400
Series 2004-A1, Class IIA2, 3.418% VRN 2/25/34 (b)	68,303	66,383
MFA Trust
Series 2020-NQM1, Class A2, 1.787% VRN 8/25/49 (a) (b)	1,575,150	1,573,681

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2020-NQM1, Class A3, 2.300% VRN 8/25/49 (a) (b)	$1,835,737	$1,833,543
New Residential Mortgage Loan Trust
Series 2019-NQM2, Class A3, 3.752% VRN 4/25/49 (a) (b)	669,601	679,946
Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (a) (b)	1,071,234	1,089,729
Onslow Bay Financial LLC, Series 2020-INV1, Class A21,
3.500% VRN 12/25/49 (a) (b)	1,464,930	1,493,446
PSMC Trust
Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	524,210	529,837
Series 2018-2, Class A3, 3.500% VRN 6/25/48 (a) (b)	414,420	416,830
Sequoia Mortgage Trust
Series 2018-5, Class A4, 3.500% VRN 5/25/48 (a) (b)	377,476	379,902
Series 2018-7, Class A4, 4.000% VRN 9/25/48 (a) (b)	59,054	58,975
Series 2019-1, Class A4, 4.000% VRN 2/25/49 (a) (b)	16,949	16,915
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3,
2.916% VRN 9/27/49 (a) (b)	1,372,537	1,390,989
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A,
2.970% VRN 3/25/34 (b)	19,457	19,312
TIAA Bank Mortgage Loan Trust, Series 2018-2, Class A4,
3.500% VRN 7/25/48 (a) (b)	222,148	222,453
Verus Securitization Trust
Series 2020-1, Class M1, 3.021% VRN 1/25/60 (a) (b)	2,551,000	2,539,297
Series 2019-4, Class M1, 3.207% VRN 11/25/59 (a) (b)	1,100,000	1,083,882
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	1,505,169	1,537,459
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (b)	667,000	668,832
Series 2020-4, Class M1, 3.291% VRN 5/25/65 (a) (b)	1,254,000	1,250,910

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%
2.419% FRN 4/25/44	$57,553	$55,044
		30,687,916

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $227,435,245)		223,844,362

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.0%
Collateralized Mortgage Obligations — 0.1%
Government National Mortgage Association Series 2014-131, Class BW 2.868% FRN 5/20/41(b)	232,566	240,006
Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.211% 3.823% 3/01/37	118,668	125,050
Federal National Mortgage Association
Pool #775539 12 mo. USD LIBOR + 1.641% 2.516% FRN 5/01/34	16,513	17,191
Pool #725692 1 year CMT + 2.137% 3.138% FRN 10/01/33	36,069	37,781
Pool #888586 1 year CMT + 2.196% 3.326% FRN 10/01/34	92,897	97,893
Pool #844564 5.500% 12/01/20	783	784
Government National Mortgage Association Pool #507545 7.500% 8/15/29	24,198	28,034
		306,733
Whole Loans — 0.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class M2, 1 mo. USD LIBOR + 3.000%
3.148% FRN 6/25/50 (a)	3,218,000	3,226,986
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 2.298% FRN 9/25/31 (a)	83,790	83,569

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 2.448% FRN 8/25/31 (a)	$540,787	$537,416
		3,847,971

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $4,370,588)		4,394,710

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bonds & Notes — 0.4%
U.S. Treasury Note
8.000% 11/15/21 (d)	1,720,000	1,871,469

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,962,681)		1,871,469

TOTAL BONDS & NOTES (Cost $405,807,258)		405,997,239

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $609,046)		395,550

TOTAL LONG-TERM INVESTMENTS (Cost $406,416,304)		406,392,789

SHORT-TERM INVESTMENTS — 5.3%
Commercial Paper — 3.7%
American Honda Finance Corp.
0.315% 11/19/20	3,000,000	2,998,929
Avangrid, Inc.
0.254% 10/20/20 (a)	3,000,000	2,999,695
Bemis Co., Inc.
0.183% 10/21/20 (a)	5,000,000	4,999,463
Intercontinental Exchange, Inc.
0.376% 11/13/20 (a) (e)	1,000,000	999,557
LyondellBasell Industries NV
0.162% 11/03/20 (a)	1,000,000	999,818

	Principal Amount	Value
Nutrien Ltd.
0.213% 12/22/20 (a)	$2,000,000	$1,998,963
Societe Generale
0.081% 10/06/20 (a)	1,000,000	999,983
		15,996,408
U.S. Treasury Bill — 1.6%
U.S. Treasury Bill
0.000% 10/06/20	7,000,000	6,999,936

TOTAL SHORT-TERM INVESTMENTS (Cost $22,996,233)		22,996,344

TOTAL INVESTMENTS — 100.3% (Cost $429,412,537) (f)		429,389,133

Other Assets/(Liabilities) — (0.3)%		(1,409,508)

NET ASSETS — 100.0%		$427,979,625

Abbreviation Legend

ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $267,338,616 or 62.47% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $999,557 or 0.23% of net assets.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD	800,000	$101,520	$39,994	$61,526

Put
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	11,880,000	$294,030	$569,052	$(275,022)
									$395,550	$609,046	$(213,496)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/21/20	337	$46,973,089	$48,942

Short
90 Day Eurodollar	12/14/20	5	$(1,218,921)	$(28,017)
U.S. Treasury Ultra 10 Year	12/21/20	125	(19,939,285)	(50,949)
U.S. Treasury Note 2 Year	12/31/20	300	(66,258,166)	(30,115)
U.S. Treasury Note 5 Year	12/31/20	1,234	(155,376,180)	(146,383)
90 Day Eurodollar	3/15/21	4	(975,487)	(22,563)
90 Day Eurodollar	9/13/21	8	(1,951,273)	(44,927)
90 Day Eurodollar	3/14/22	7	(1,706,839)	(39,311)
90 Day Eurodollar	9/19/22	6	(1,462,405)	(33,995)
90 Day Eurodollar	3/13/23	5	(1,217,921)	(28,579)
90 Day Eurodollar	12/18/23	7	(1,703,514)	(39,661)
90 Day Eurodollar	12/16/24	19	(4,618,126)	(104,087)
				$(568,587)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 35†	1.00%	Quarterly	12/20/2025	USD	2,000,000	$(41,682)	$(49,003)	$7,321
CDX.NA.IG Series 35†	1.00%	Quarterly	12/20/2025	USD	2,200,000	(45,851)	(52,572)	6,721
						$(87,533)	$(101,575)	$14,042

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	75.9%
Cayman Islands	7.3%
United Kingdom	1.8%
Bermuda	1.6%
Ireland	1.6%
Netherlands	1.3%
Canada	0.9%
Switzerland	0.9%
Japan	0.8%
Luxembourg	0.6%
Spain	0.5%
France	0.5%
Germany	0.4%
Sweden	0.3%
Denmark	0.3%
Mexico	0.3%
Total Long-Term Investments	95.0%
Short-Term Investments and Other Assets and Liabilities	5.0%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments
September 30, 2020

	Principal Amount	Value
BONDS & NOTES — 86.9%
MUNICIPAL OBLIGATIONS — 0.0%
AccessLex Institute, Revenue Bonds, Series 2004-A, Class A3,
1.699% 7/01/39	$50,000	$49,952

TOTAL MUNICIPAL OBLIGATIONS (Cost $49,327)		49,952

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 60.5%
Auto Floor Plan Asset-Backed Securities — 3.0%
Navistar Financial Dealer Note Master Owner Trust II
Series 2019-1, Class A, 1 mo. USD LIBOR + .640% 0.788% FRN 5/25/24 (a)	2,800,000	2,797,014
Series 2019-1, Class B, 1 mo. USD LIBOR + .750% 0.898% FRN 5/25/24 (a)	3,159,000	3,151,662
Series 2019-1, Class C, 1 mo. USD LIBOR + .950% 1.098% FRN 5/25/24 (a)	1,611,000	1,602,612
NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A1, 1 mo. USD LIBOR + .680%
0.832% FRN 10/17/22 (a)	3,300,000	3,300,330
		10,851,618
Automobile Asset-Backed Securities — 15.0%
American Credit Acceptance Receivables Trust
Series 2018-3, Class C, 3.750% 10/15/24 (a)	2,853,256	2,876,816
Series 2016-4, Class E, 5.840% 2/12/24 (a)	4,250,000	4,250,425
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A2A,
0.600% 12/18/23	3,556,000	3,562,398
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	322,000	326,067
Series 2016-1A, Class C, 4.940% 6/20/22 (a)	1,150,000	1,160,070
CarMax Auto Owner Trust
Series 2016-4, Class B, 1.920% 7/15/22	310,000	310,850
Series 2017-1, Class C, 2.840% 10/17/22	320,000	322,580
Series 2017-2, Class D, 3.390% 10/16/23	2,650,000	2,698,028

	Principal Amount	Value
Exeter Automobile Receivables Trust
Series 2020-2A, Class A, 1.130% 8/15/23 (a)	$680,155	$682,114
Series 2019-3A, Class A, 2.590% 9/15/22 (a)	109,457	109,591
Hertz Vehicle Financing II LP
Series 2016-4A, Class B, 3.290% 7/25/22 (a)	2,000,000	1,997,522
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	2,430,000	2,409,663
Series 2019-1A, Class B, 4.100% 3/25/23 (a)	2,000,000	1,992,393
Series 2017-2A, Class C, 5.310% 10/25/23 (a)	1,750,000	1,695,642
OneMain Direct Auto Receivables Trust
Series 2017-2A, Class C, 2.820% 7/15/24 (a)	6,314,931	6,319,470
Series 2017-2A, Class E, 4.740% 11/14/25 (a)	900,000	900,086
OneMain Direct Auto Receivables Trust 2018-1, Series 2018-1A, Class A,
3.430% 12/16/24 (a)	690,714	699,815
OSCAR US Funding Trust IX LLC, Series 2018-2A, Class A3,
3.390% 9/12/22 (a)	3,003,026	3,037,430
OSCAR US Funding X LLC, Series 2019-1A, Class A2,
3.100% 4/11/22 (a)	1,959,650	1,970,180
OSCAR US Funding XI LLC, Series 2019-2A, Class A2,
2.490% 8/10/22 (a)	3,006,943	3,027,265
Santander Drive Auto Receivables Trust, Series 2020-2, Class A2A,
0.620% 5/15/23	4,826,000	4,832,040
Tesla Auto Lease Trust, Series 2018-B, Class A,
3.710% 8/20/21 (a)	4,685,330	4,729,151
World Omni Auto Receivables Trust, Series 2019-C, Class A2B, 1 mo. USD LIBOR + .230%
0.382% FRN 2/15/23	4,403,494	4,406,131
		54,315,727
Commercial Mortgage-Backed Securities — 2.2%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.652% FRN 7/15/35 (a)	1,150,000	1,066,655

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BX Commercial Mortgage Trust
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.752% FRN 12/15/36 (a)	$1,198,903	$1,184,745
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.852% FRN 11/15/35 (a)	1,449,000	1,437,326
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.152% FRN 10/15/36 (a)	2,325,780	2,298,321
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
1.902% FRN 12/15/37 (a)	250,836	245,272
DBJPM 17-C6 Mortgage Trust, Series 2017-C6, Class A1,
1.907% 6/10/50	513,650	517,745
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000%
1.152% FRN 6/15/32 (a)	796,172	760,359
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.952% FRN 5/15/36 (a)	389,000	384,748
		7,895,171
Home Equity Asset-Backed Securities — 1.0%
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class M1, 1 mo. USD LIBOR + 0.390%
0.538% FRN 12/25/35	3,778,234	3,731,482
		3,731,482
Other Asset-Backed Securities — 19.4%
321 Henderson Receivables LLC
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 0.352% FRN 6/15/41 (a)	762,865	737,725
Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 0.352% FRN 9/15/41 (a)	95,055	93,255
Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 0.352% FRN 3/15/42 (a)	421,707	407,223
AASET Trust
Series 2017-1A, Class A, 3.967% 5/16/42 (a)	129,893	117,432
Series 2018-2A, Class A, 4.454% 11/18/38 (a)	1,286,925	1,196,928
Affirm Asset Securitization Trust, Series 2020-Z1, Class A,
3.460% 10/15/24 (a)	2,920,821	2,940,040

	Principal Amount	Value
AIMCO CLO, Series 2015-AA, Class AR, 3 mo. USD LIBOR + .850%
1.125% FRN 1/15/28 (a)	$1,378,174	$1,369,513
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150%
1.302% FRN 6/15/28 (a)	920,000	908,528
Avant Loans Funding Trust, Series 2019-B, Class A,
2.720% 10/15/26 (a)	742,408	745,202
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.100%
1.345% FRN 4/25/26 (a)	284,760	284,538
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class AR, 3 mo. USD LIBOR + .890%
1.162% FRN 1/18/29 (a)	1,877,537	1,854,606
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class M1, 1 mo. USD LIBOR + 0.290%
0.438% FRN 10/25/36	443,342	442,375
CLI Funding V LLC, Series 2013-1A, Class Note,
2.830% 3/18/28 (a)	879,676	879,676
KREF Ltd.
Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.100% 1.251% FRN 6/15/36 (a)	4,300,000	4,269,639
Series 2018-FL1, Class AS, 1 mo. USD LIBOR + 1.350% 1.501% FRN 6/15/36 (a)	1,520,000	1,505,892
Series 2018-FL1, Class D, 1 mo. USD LIBOR + 2.550% 2.701% FRN 6/15/36 (a)	2,110,000	2,027,079
LCM Ltd., Series 19A, Class AR, 3 mo. USD LIBOR + 1.240%
1.515% FRN 7/15/27 (a)	1,200,000	1,196,467
Lendmark Funding Trust, Series 2018-1A, Class A,
3.810% 12/21/26 (a)	410,000	417,691
Magnetite XVIII Ltd., Series 2016-18A, Class AR, 3 mo. USD LIBOR + 1.080%
1.360% FRN 11/15/28 (a)	3,000,000	2,983,197
Marlette Funding Trust
Series 2019-4A, Class A, 2.390% 12/17/29 (a)	4,063,918	4,101,735
Series 2019-3A, Class A, 2.690% 9/17/29 (a)	2,886,180	2,911,392

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-2A, Class A, 3.130% 7/16/29 (a)	$3,465,287	$3,502,310
Series 2019-1A, Class A, 3.440% 4/16/29 (a)	5,185,325	5,237,842
Series 2018-3A, Class B, 3.860% 9/15/28 (a)	3,480,995	3,503,579
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + .800%
1.075% FRN 1/15/28 (a)	1,420,887	1,410,304
NP SPE II LLC, Series 2019-1A, Class A1,
2.574% 9/20/49 (a)	310,163	308,007
OCP CLO Ltd., Series 2015-10A, Class A1R, 3 mo. USD LIBOR + .820%
1.065% FRN 10/26/27 (a)	982,680	976,305
Onemain Financial Issuance Trust, Series 2018-1A, Class A,
3.300% 3/14/29 (a)	3,779,000	3,844,880
Orange Lake Timeshare Trust, Series 2016-A, Class A,
2.610% 3/08/29 (a)	696,120	697,553
Oxford Finance Funding Trust, Series 2016-1A, Class A,
3.968% 6/17/24 (a)	48,871	48,890
PFS Financing Corp.
Series 2019-B, Class A, 1 mo. USD LIBOR + .550% 0.702% FRN 9/15/23 (a)	600,000	600,384
Series 2019-B, Class B, 1 mo. USD LIBOR + .800% 0.952% FRN 9/15/23 (a)	1,100,000	1,095,906
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I,
4.262% 9/05/48 (a)	2,548,000	2,546,971
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.998% FRN 2/25/23 (a)	270,000	263,524
SCF Equipment Leasing LLC, Series 2020-1A, Class A2,
0.680% 10/20/25 (a)	1,671,000	1,674,083
Sierra Receivables Funding LLC
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	2,054,603	2,025,139
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	565,279	567,569
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	515,403	484,849
Series 2018-1A, Class B, 4.236% 4/20/35	586,333	574,133

	Principal Amount	Value
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	$362,721	$350,185
SoFi Consumer Loan Program Trust
Series 2017-4, Class A, 2.500% 5/26/26 (a)	240,815	242,469
Series 2017-6, Class A2, 2.820% 11/25/26 (a)	1,596,108	1,608,221
Series 2018-1, Class A2, 3.140% 2/25/27 (a)	1,513,937	1,524,128
Series 2016-1A, Class A, 3.260% 8/25/25 (a)	1,686,569	1,699,747
Series 2017-2, Class A, 3.280% 2/25/26 (a)	262,615	262,491
SoFi Consumer Loan Program LLC, Series 2016-2A, Class B,
4.770% VRN 10/27/25 (a) (b)	2,089,646	2,102,035
Trafigura Securitisation Finance PLC, Series 2018-1A, Class A2,
3.730% 3/15/22 (a)	1,000,000	1,010,945
Verizon Owner Trust., Series 2018-1A, Class A1A,
2.820% 9/20/22 (a)	806,897	812,760
		70,365,342
Student Loans Asset-Backed Securities — 11.7%
Brazos Higher Education Authority, Inc., Revenue Bonds, Series 2006-2, Class B2,
1.656% 6/25/42	1,050,000	1,000,797
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100%
0.333% FRN 6/28/39	2,908,851	2,765,455
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
0.765% FRN 1/15/37	318,162	285,778
Commonbond Student Loan Trust, Series 2018-CGS, Class C,
4.350% 2/25/46 (a)	28,693	28,885
DRB Prime Student Loan Trust
Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 2.048% FRN 10/25/44 (a)	811,878	813,854
Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000% 2.148% FRN 4/25/40 (a)	254,373	251,666
ECMC Group Student Loan Trust
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 1.348% FRN 12/27/66 (a)	1,291,975	1,284,822

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 1.498% FRN 7/26/66 (a)	$1,369,737	$1,383,174
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, PRIME - 1.150%
3.600% FRN 12/01/47 (a)	387,414	382,837
Edsouth Indenture, No.10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500%
1.648% FRN 12/25/58 (a)	750,000	737,941
Education Loan Asset-Backed Trust I, Series 2013-1, Class A1, 1 mo. USD LIBOR + 0.800%
0.948% FRN 6/25/26 (a)	118,765	118,625
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + .750%
0.898% FRN 8/25/42 (a)	1,310,778	1,301,088
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%
0.950% FRN 8/25/48 (a)	197,911	194,223
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350%
0.597% FRN 6/28/39 (a)	290,214	260,199
KeyCorp Student Loan Trust, Series 2005-A, Class 2B, 3 mo. USD LIBOR + .730%
0.963% FRN 9/27/38	1,654,312	1,631,587
Laurel Road Prime Student Loan Trust
Series 2017-C, Class A1, 0.698% FRN 11/25/42 (a) (b)	95,621	92,267
Series 2019-A, Class A1FX, 2.340% 10/25/48 (a)	538,106	527,074
Series 2018-B, Class A2FX, 3.540% 5/26/43 (a)	3,298,131	3,389,303
Navient Student Loan Trust
Series 2019-2A, Class A2, 1 mo. USD LIBOR + 1.000% 1.148% FRN 2/27/68 (a)	2,758,000	2,760,707
Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150% 1.298% FRN 3/25/66 (a)	1,466,605	1,466,605
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 1.398% FRN 6/25/65 (a)	1,552,247	1,552,246
Series 2019-3A, Class B, 1 mo. USD LIBOR + 1.550% 1.698% FRN 7/25/68 (a)	2,550,000	2,246,068

	Principal Amount	Value
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
1.898% FRN 12/26/40 (a)	$131,798	$125,892
Nelnet Student Loan Trust
Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 0.395% FRN 3/23/37	523,365	446,331
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 0.445% FRN 1/25/38	397,390	339,256
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 0.475% FRN 6/25/41	253,054	218,926
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 0.595% FRN 10/25/40	644,799	606,874
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/41 (a)	295,000	279,306
SLC Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 0.480% FRN 12/15/39	319,428	277,385
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 0.530% FRN 3/15/40	1,065,069	931,382
SLM Private Credit Student Loan Trust, Series 2004-B, Class B, 3 mo. USD LIBOR + .470%
0.720% FRN 9/15/33	498,847	497,770
SLM Student Loan Trust
Series 2006-5, Class A5, 3 mo. USD LIBOR + 0.110% 0.355% FRN 1/25/27	738,405	737,308
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 0.445% FRN 1/25/70	208,751	186,282
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.455% FRN 10/25/40	256,667	229,470
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 0.465% FRN 1/25/41	303,930	271,778
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.555% FRN 1/25/55	272,127	241,930
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 0.715% FRN 10/25/64	211,688	188,008
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 0.900% FRN 12/15/38	244,096	224,217

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SMB Private Education Loan Trust
Series 2019-A, Class A1, 1 mo. USD LIBOR + .350% 0.502% FRN 2/16/26 (a)	$488,756	$483,291
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 1.022% FRN 7/15/36 (a)	1,740,000	1,718,047
Series 2014-A, Class A2B, 1 mo. USD LIBOR + 1.150% 1.302% FRN 5/15/26 (a)	699,116	700,661
SoFi Alternative Trust, Series 2019-C, Class PT,
4.861% VRN 1/25/45 (a) (b)	1,342,011	1,442,662
SoFi Professional Loan Program LLC
Series 2019-C, Class A1FX, 2.130% 11/16/48 (a)	979,857	986,590
Series 2016-B, Class A2B, 2.740% 10/25/32 (a)	4,069,594	4,135,038
Series 2018-D, Class A2FX, 3.600% 2/25/48 (a)	2,540,000	2,649,215
		42,392,820
Whole Loan Collateral Collateralized Mortgage Obligations — 8.2%
Angel Oak Mortgage Trust, Series 2018-3, Class A3,
3.238% VRN 5/25/59 (a) (b)	719,000	726,407
BRAVO Residential Funding Trust, Series 2019-NQM1, Class A1,
2.666% VRN 7/25/59 (a) (b)	6,443,725	6,541,776
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
1.125% FRN 8/25/49 (a)	2,848,224	2,848,112
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A3,
3.030% VRN 7/25/49 (a) (b)	852,747	850,088
Deephaven Residential Mortgage Trust
Series 2019-4A, Class A3, 3.047% VRN 10/25/59 (a) (b)	3,203,085	3,200,401
Series 2019-2A, Class A1, 3.558% VRN 4/25/59 (a) (b)	657,449	672,169
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	943,193	952,661
JP Morgan Mortgage Trust
Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	162,219	162,541
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	293,136	295,162
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	196,833	199,159
New Residential Mortgage Loan Trust
Series 2019-NQM2, Class A3, 3.752% VRN 4/25/49 (a) (b)	373,064	378,827

	Principal Amount	Value
Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (a) (b)	$683,766	$695,572
Onslow Bay Financial LLC, Series 2020-EXP1, Class 2A2, 1 mo. USD LIBOR + .950%
1.098% FRN 2/25/60 (a)	1,529,279	1,531,706
PSMC Trust, Series 2018-1, Class A3,
3.500% VRN 2/25/48 (a) (b)	199,699	201,843
Sequoia Mortgage Trust, Series 2018-3, Class A4,
3.500% VRN 3/25/48 (a) (b)	214,817	215,455
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3,
2.916% VRN 9/27/49 (a) (b)	1,043,657	1,057,688
Verus Securitization Trust
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	1,220,407	1,246,588
Series 2019-2, Class A3, 3.448% VRN 5/25/59 (a) (b)	2,200,373	2,221,045
Series 2019-1, Class A1, 3.836% VRN 2/25/59 (a) (b)	1,765,872	1,786,105
Series 2019-1, Class A3, 4.040% VRN 2/25/59 (a) (b)	3,858,175	3,912,033
		29,695,338

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $219,086,200)		219,247,498

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 4.5%
Whole Loans — 4.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2020-DNA3, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/50 (a)	10,160,000	10,177,093
Series 2020-DNA4, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 8/25/50 (a)	5,553,000	5,569,844
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150%
2.298% FRN 9/25/31 (a)	673,833	672,060
		16,418,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $16,391,297)		16,418,997

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 21.9%
U.S. Treasury Bonds & Notes — 21.9%
U.S. Treasury Inflation Index
0.125% 10/15/24	$7,067,970	$7,502,678
0.125% 4/15/25	1,002,930	1,067,428
0.125% 7/15/26	2,669,453	2,895,835
0.125% 1/15/30	5,336,517	5,899,353
0.125% 7/15/30	3,839,520	4,271,066
0.250% 1/15/25	4,374,960	4,668,390
0.250% 7/15/29	5,089,119	5,694,181
0.250% 2/15/50	2,015,260	2,381,995
0.375% 7/15/25 (c)	3,113,450	3,380,525
0.500% 4/15/24	3,543,702	3,762,645
0.500% 1/15/28	2,310,528	2,593,658
0.625% 4/15/23	3,097,532	3,241,035
0.625% 1/15/24	1,498,851	1,592,880
0.625% 1/15/26	3,161,754	3,485,772
0.625% 2/15/43	450,708	556,131
0.750% 7/15/28	2,394,310	2,759,130
0.750% 2/15/42	1,261,117	1,588,564
0.750% 2/15/45	1,529,167	1,949,449
0.875% 1/15/29	3,693,456	4,303,598
0.875% 2/15/47	1,341,475	1,787,218
1.000% 2/15/49	1,652,348	2,309,177
1.375% 2/15/44	2,334,255	3,325,250
2.000% 1/15/26	1,827,308	2,152,619
2.125% 2/15/40	838,999	1,286,979
2.125% 2/15/41	958,198	1,490,072
3.875% 4/15/29	2,442,643	3,512,730
		79,458,358

TOTAL U.S. TREASURY OBLIGATIONS (Cost $73,953,081)		79,458,358

TOTAL BONDS & NOTES (Cost $309,479,905)		315,174,805

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $1,137,772)		736,405

TOTAL LONG-TERM INVESTMENTS (Cost $310,617,677)		315,911,210

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 13.9%
Commercial Paper — 13.6%
AstraZeneca PLC
2.059% 11/02/20 (a)	$4,000,000	$3,998,676
BAT International Financial PLC
0.406% 10/13/20 (a)	5,000,000	4,999,175
Boeing Co.
2.109% 11/10/20 (a)	4,000,000	3,994,971
Dominion Resources, Inc.
0.304% 11/16/20	4,000,000	3,998,950
Ei Dupont
0.835% 12/02/20 (a)	2,000,000	1,999,321
0.866% 12/09/20 (a)	2,000,000	1,999,211
Enbridge (US), Inc.
0.203% 10/15/20 (a)	4,000,000	3,999,700
FMC Technologies, Inc.
0.355% 12/08/20 (a)	1,000,000	999,586
Intercontinental Exchange, Inc.
0.376% 12/15/20 (a) (d)	3,000,000	2,997,600
0.376% 12/22/20 (a) (d)	2,000,000	1,998,236
Rogers Communications
0.458% 8/25/21 (a)	4,000,000	3,983,331
Suncor Energy, Inc.
0.284% 12/14/20 (a)	2,500,000	2,498,854
0.305% 1/29/21 (a)	1,000,000	999,089
Walt Disney Co.
0.356% 7/16/21 (a)	2,000,000	1,994,316
Waste Management, Inc.
0.458% 9/15/21 (a)	5,000,000	4,982,597
Xylem, Inc.
2.102% 11/18/20 (a)	4,000,000	3,998,895
		49,442,508
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (e)	1,010,124	1,010,124

TOTAL SHORT-TERM INVESTMENTS (Cost $50,423,429)		50,452,632

TOTAL INVESTMENTS — 101.0% (Cost $361,041,106) (f)		366,363,842

Other Assets/(Liabilities) — (1.0)%		(3,536,490)

NET ASSETS — 100.0%		$362,827,352

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $248,631,757 or 68.53% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(c)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $4,995,836 or 1.38% of net assets.

(e)

Maturity value of $1,010,124. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,030,371.

(f)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD	1,219,750	$154,786	$60,978	$93,808

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	14,190,000	$391,786	$709,401	$(317,615)
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	7,670,000	189,833	367,393	(177,560)
									581,619	1,076,794	(495,175)
									$736,405	$1,137,772	$(401,367)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/21/20	22	$3,883,019	$(4,831)
U.S. Treasury Note 2 Year	12/31/20	22	4,860,867	274
U.S. Treasury Note 5 Year	12/31/20	39	4,914,004	1,215
				$(3,342)
Short

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra 10 Year	12/21/20	38	$(6,062,428)	$(14,603)
U.S. Treasury Ultra Bond	12/21/20	13	(2,909,598)	26,035
				$11,432

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 35†	1.000%	Quarterly	12/20/2025	USD	1,600,000	$(33,346)	$(38,234)	$4,888

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
1.790%	Maturity	U.S. Consumer Price Index	Maturity	BNP Paribas SA*	1/22/22	USD	3,400,000	$(42,685)	$—	$(42,685)
1.823%	Maturity	U.S. Consumer Price Index	Maturity	BNP Paribas SA*	2/04/22	USD	5,500,000	(74,751)	—	(74,751)
1.505%	Maturity	U.S. Consumer Price Index	Maturity	BNP Paribas SA*	2/14/22	USD	6,000,000	(45,223)	—	(45,223)
1.833%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs & Co.*	8/28/23	USD	3,500,000	(4,083)	—	(4,083)
1.880%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs & Co.*	8/28/25	USD	2,000,000	(3,660)	—	(3,660)
1.180%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	6/22/22	USD	1,000,000	11,445	—	11,445
1.669%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	11/08/22	USD	2,500,000	(19,792)	—	(19,792)
								$(178,749)	$—	$(178,749)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

OTC Total Return Swaps

Paid by the Fund				Received by the Fund
Rate/ Reference	No. of Contracts/ Notional		Frequency	Rate/ Reference	No. of Contracts/ Notional	Frequency	Counterparty	Termination Date	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
1.00%	USD	56,910,635	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	59,469,342	Maturity	Barclays Bank PLC*	10/30/20	$2,558,707	$—	$2,558,707
0.30%	USD	47,783,148	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	49,232,340	Maturity	BNP Paribas SA*	11/30/20	1,449,192	—	1,449,192
0.29%	USD	27,374,764	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	27,571,480	Maturity	BNP Paribas SA*	1/29/21	196,715	—	196,715
0.30%	USD	20,000,000	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	20,032,101	Maturity	BNP Paribas SA*	2/26/21	32,101	—	32,101
0.31%	USD	47,000,000	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	48,966,000	Maturity	Goldman Sachs International*	11/30/20	1,966,000	—	1,966,000
0.29%	USD	27,374,764	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	27,571,480	Maturity	Goldman Sachs International*	1/29/21	196,716	—	196,716
0.30%	USD	41,145,535	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	40,993,374	Maturity	Goldman Sachs International*	2/26/21	(152,161)	—	(152,161)
									$6,247,270	$—	$6,247,270

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	79.4%
Cayman Islands	5.2%
Japan	2.2%
Ireland	0.3%
Total Long-Term Investments	87.1%
Short-Term Investments and Other Assets and Liabilities	12.9%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 0.2%
PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp., 3 mo. USD LIBOR + 3.165%
5.100% VRN 1/15/53	130,000	$3,376,100

TOTAL PREFERRED STOCK (Cost $3,250,000)		3,376,100

TOTAL EQUITIES (Cost $3,250,000)		3,376,100
	Principal Amount
BONDS & NOTES — 99.1%
CORPORATE DEBT — 39.7%
Aerospace & Defense — 0.2%
BAE Systems PLC
1.900% 2/15/31 (a)	$775,000	771,450
Raytheon Technologies Corp.
4.500% 6/01/42	1,375,000	1,735,973
		2,507,423
Agriculture — 0.9%
BAT Capital Corp.
2.259% 3/25/28	930,000	934,614
4.700% 4/02/27	1,175,000	1,347,995
4.758% 9/06/49	805,000	874,273
Bunge Ltd. Finance Corp.
1.630% 8/17/25	505,000	507,209
3.250% 8/15/26	1,383,000	1,491,358
4.350% 3/15/24	2,120,000	2,336,030
Imperial Brands Finance PLC
3.500% 7/26/26 (a)	1,675,000	1,812,086
3.875% 7/26/29 (a)	1,842,000	1,995,225
Reynolds American, Inc.
5.850% 8/15/45	1,025,000	1,245,523
		12,544,313
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2014-1, Class B,
4.375% 4/01/24	160,514	113,681
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (a)	1,258,000	1,291,780
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A,
4.100% 10/01/29	1,263,103	1,133,713

	Principal Amount	Value
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	$448,794	$348,006
		2,887,180
Auto Manufacturers — 1.8%
Ford Motor Credit Co. LLC
3.087% 1/09/23	1,790,000	1,754,003
4.140% 2/15/23	2,355,000	2,369,648
5.085% 1/07/21	1,163,000	1,164,454
General Motors Co.
4.200% 10/01/27	1,290,000	1,382,514
5.150% 4/01/38	785,000	833,644
General Motors Financial Co., Inc.
3.500% 11/07/24	2,990,000	3,141,137
4.150% 6/19/23	3,064,000	3,252,497
4.200% 11/06/21	1,466,000	1,513,124
Hyundai Capital America
2.850% 11/01/22 (a)	2,185,000	2,259,552
3.000% 2/10/27 (a)	5,775,000	5,967,140
		23,637,713
Banks — 5.6%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	412,000	463,953
Associated Banc-Corp.
4.250% 1/15/25	2,580,000	2,748,896
Bank of America Corp.
SOFR + 2.150% 2.592% VRN 4/29/31	1,730,000	1,840,583
4.183% 11/25/27	1,380,000	1,581,091
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,125,000	1,370,939
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	615,000	721,433
6.110% 1/29/37	1,275,000	1,799,858
7.750% 5/14/38	1,055,000	1,747,277
The Bank of Nova Scotia
4.500% 12/16/25	1,885,000	2,183,553
3 mo. USD LIBOR + 2.648% 4.650% VRN (b)	3,550,000	3,441,299
Barclays Bank PLC
10.179% 6/12/21 (a)	5,444,000	5,727,680
Barclays PLC
3 mo. USD LIBOR + 1.380% 1.660% FRN 5/16/24	2,290,000	2,296,238
4.337% 1/10/28	1,600,000	1,781,696
BPCE SA
1.652% 10/06/26 (a) (c)	2,860,000	2,864,598
4.625% 7/11/24	1,600,000	1,756,281

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc.
3.875% 3/26/25	$1,846,000	$2,033,796
4.450% 9/29/27	1,075,000	1,246,563
6.000% 10/31/33	510,000	687,028
6.625% 6/15/32	500,000	698,565
8.125% 7/15/39	225,000	391,632
Credit Suisse AG
6.500% 8/08/23 (a)	3,806,000	4,310,295
Deutsche Bank AG
3.150% 1/22/21	2,505,000	2,520,155
Discover Bank 5 year USD Swap + 1.730%
4.682% VRN 8/09/28	3,275,000	3,433,314
First Republic Bank
4.375% 8/01/46	4,530,000	5,487,220
Fulton Financial Corp.
3.600% 3/16/22	1,485,000	1,517,749
The Goldman Sachs Group, Inc.
4.250% 10/21/25	375,000	426,638
5.950% 1/15/27	1,333,000	1,640,252
6.250% 2/01/41	440,000	657,316
6.750% 10/01/37	1,065,000	1,547,369
HSBC Holdings PLC
4.250% 3/14/24	2,041,000	2,188,695
4.250% 8/18/25	1,739,000	1,889,896
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	1,350,000	1,448,421
5.600% 7/15/41	1,225,000	1,796,454
Morgan Stanley
4.350% 9/08/26	3,925,000	4,543,191
Valley National Bancorp
5.125% 9/27/23	1,710,000	1,832,258
Wells Fargo & Co.
5.375% 11/02/43	851,000	1,126,512
5.606% 1/15/44	620,000	846,217
		74,594,911
Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	4,975,000	6,134,321
Molson Coors Beverage Co.
4.200% 7/15/46	1,689,000	1,781,626
5.000% 5/01/42	350,000	396,394
		8,312,341
Chemicals — 1.0%
CF Industries, Inc.
3.400% 12/01/21 (a)	650,000	666,738

	Principal Amount	Value
DuPont de Nemours, Inc.
5.319% 11/15/38	$2,075,000	$2,633,087
Huntsman International LLC
5.125% 11/15/22	1,137,000	1,222,614
Nutrition & Biosciences, Inc.
1.832% 10/15/27 (a)	980,000	984,443
Syngenta Finance NV
4.441% 4/24/23 (a)	2,400,000	2,534,738
Yara International ASA
3.148% 6/04/30 (a)	500,000	535,044
4.750% 6/01/28 (a)	3,932,000	4,607,590
		13,184,254
Commercial Services — 0.1%
ERAC USA Finance LLC
6.700% 6/01/34 (a)	355,000	490,322
PayPal Holdings, Inc.
3.250% 6/01/50	950,000	1,050,902
		1,541,224
Computers — 0.9%
Apple, Inc.
2.650% 5/11/50	955,000	1,000,728
Dell International LLC/EMC Corp.
6.020% 6/15/26 (a)	3,164,000	3,715,104
Genpact Luxembourg Sarl
3.375% 12/01/24	4,235,000	4,434,845
3.700% STEP 4/01/22	2,295,000	2,349,490
Leidos, Inc.
4.375% 5/15/30 (a)	785,000	919,981
		12,420,148
Diversified Financial Services — 3.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.500% 9/15/23	1,840,000	1,896,213
6.500% 7/15/25	885,000	955,416
Aircastle Ltd.
4.400% 9/25/23	3,835,000	3,793,774
5.000% 4/01/23	1,950,000	1,954,394
Antares Holdings LP
6.000% 8/15/23 (a)	3,935,000	3,979,297
8.500% 5/18/25 (a)	1,185,000	1,249,721
Ares Finance Co. LLC
4.000% 10/08/24 (a)	2,380,000	2,544,175
Avolon Holdings Funding Ltd.
3.250% 2/15/27 (a)	1,740,000	1,552,308
Brookfield Finance, Inc.
4.350% 4/15/30	4,185,000	4,885,732
4.850% 3/29/29	2,168,000	2,586,692

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	$790,000	$833,891
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	1,787,531	996,549
Lazard Group LLC
3.625% 3/01/27	1,209,000	1,305,822
3.750% 2/13/25	210,000	227,632
4.500% 9/19/28	2,055,000	2,377,229
LeasePlan Corp. NV
2.875% 10/24/24 (a)	1,930,000	1,991,793
Legg Mason, Inc.
5.625% 1/15/44	1,346,000	1,863,675
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (a)	2,225,000	2,204,862
5.250% 8/15/22 (a)	6,015,000	6,039,333
5.500% 2/15/24 (a)	685,000	690,223
		43,928,731
Electric — 1.0%
Appalachian Power Co.
4.500% 3/01/49	1,500,000	1,875,215
The Cleveland Electric Illuminating Co.
5.950% 12/15/36	589,000	767,028
CMS Energy Corp.
4.700% 3/31/43	655,000	818,232
4.875% 3/01/44	700,000	916,481
Duke Energy Progress, Inc.
6.125% 9/15/33	37,000	50,670
Entergy Arkansas LLC
2.650% 6/15/51	2,290,000	2,311,070
Infraestructura Energetica Nova SAB de CV
3.750% 1/14/28 (a)	1,505,000	1,489,950
ITC Holdings Corp.
2.950% 5/14/30 (a)	1,220,000	1,311,913
Nevada Power Co.
6.650% 4/01/36	1,000,000	1,477,293
Oncor Electric Delivery Co.
7.500% 9/01/38	130,000	214,243
Pacific Gas and Electric Co.
2.500% 2/01/31	1,035,000	984,771
PPL Capital Funding, Inc.
4.000% 9/15/47	1,050,000	1,202,009
		13,418,875
Electronics — 0.1%
Arrow Electronics, Inc.
5.125% 3/01/21	750,000	762,492

	Principal Amount	Value
Foods — 0.3%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (a)	$928,000	$1,010,100
Kraft Heinz Foods Co.
3.950% 7/15/25	791,000	858,273
Mars, Inc.
3.950% 4/01/49 (a)	1,135,000	1,374,009
Smithfield Foods, Inc.
3.000% 10/15/30 (a)	1,208,000	1,210,610
		4,452,992
Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd.
4.000% 1/14/25	1,225,000	1,298,500
Gas — 0.3%
CenterPoint Energy Resources Corp.
6.625% 11/01/37	1,500,000	2,151,622
NiSource, Inc.
4.800% 2/15/44	1,350,000	1,687,183
		3,838,805
Health Care – Services — 0.4%
Advocate Health & Hospitals Corp.
3.829% 8/15/28	960,000	1,111,608
City of Hope
4.378% 8/15/48	1,275,000	1,551,213
Humana, Inc.
4.800% 3/15/47	780,000	1,021,108
UnitedHealth Group, Inc.
3.125% 5/15/60	1,150,000	1,234,218
		4,918,147
Insurance — 5.7%
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	4,970,000	5,175,132
American International Group, Inc.
3.400% 6/30/30	840,000	930,186
4.200% 4/01/28	1,300,000	1,507,612
4.500% 7/16/44	1,200,000	1,399,867
4.750% 4/01/48	450,000	551,321
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	3,920,000	4,281,780
AmTrust Financial Services, Inc.
6.125% 8/15/23	4,330,000	4,014,770
Arch Capital Group US, Inc.
5.144% 11/01/43	500,000	636,144
Athene Global Funding
2.500% 1/14/25 (a)	3,535,000	3,643,751

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Athene Holding Ltd.
4.125% 1/12/28	$7,507,000	$8,151,920
6.150% 4/03/30	590,000	700,639
AXIS Specialty Finance LLC
3.900% 7/15/29	1,505,000	1,644,900
5 year CMT + 3.186% 4.900% VRN 1/15/40	1,670,000	1,668,416
AXIS Specialty Finance PLC
4.000% 12/06/27	2,760,000	3,021,128
Brighthouse Financial, Inc.
3.700% 6/22/27	1,600,000	1,659,781
4.700% 6/22/47	1,525,000	1,467,656
5.625% 5/15/30	1,190,000	1,385,833
Brown & Brown, Inc.
2.375% 3/15/31	770,000	774,735
4.200% 9/15/24	1,278,000	1,410,285
CNO Financial Group, Inc.
5.250% 5/30/25	3,264,000	3,743,690
Enstar Group Ltd.
4.500% 3/10/22	1,815,000	1,890,957
4.950% 6/01/29	2,050,000	2,297,142
Equitable Holdings, Inc.
5.000% 4/20/48	1,250,000	1,477,537
Markel Corp.
3.350% 9/17/29	715,000	789,442
New York Life Insurance Co.
3.750% 5/15/50 (a)	695,000	783,558
The Progressive Corp. 3 mo. USD LIBOR + 2.539%
5.375% VRN (b)	1,950,000	1,950,000
Prudential Financial, Inc.
5 year CMT + 3.035% 3.700% VRN 10/01/50	480,000	489,744
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	1,300,000	1,380,829
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	3,380,000	3,821,261
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	650,000	684,586
Reinsurance Group of America, Inc.
3.150% 6/15/30	1,590,000	1,731,092
Teachers Insurance & Annuity Association of America
4.270% 5/15/47 (a)	1,025,000	1,200,090
USF&G Capital I
8.500% 12/15/45 (a)	1,015,000	1,595,101
Voya Financial, Inc. 3 mo. USD LIBOR + 2.084%
4.700% VRN 1/23/48	1,010,000	1,010,947

	Principal Amount	Value
Willis North America, Inc.
2.950% 9/15/29	$1,200,000	$1,293,094
4.500% 9/15/28	2,135,000	2,538,538
XLIT Ltd.
4.450% 3/31/25	2,564,000	2,899,775
		75,603,239
Internet — 0.2%
Alphabet, Inc.
2.250% 8/15/60	1,080,000	1,021,224
Amazon.com, Inc.
4.050% 8/22/47	1,055,000	1,370,664
		2,391,888
Investment Companies — 1.3%
Ares Capital Corp.
3.500% 2/10/23	3,465,000	3,559,151
4.200% 6/10/24	2,100,000	2,187,566
BlackRock TCP Capital Corp.
3.900% 8/23/24	4,215,000	4,282,525
4.125% 8/11/22	2,810,000	2,849,992
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	4,505,000	4,563,794
		17,443,028
Iron & Steel — 0.2%
Vale Overseas Ltd.
6.250% 8/10/26	1,550,000	1,832,875
6.875% 11/21/36	825,000	1,073,894
		2,906,769
Machinery – Diversified — 0.3%
CNH Industrial Capital LLC
1.950% 7/02/23	755,000	769,155
3.875% 10/15/21	2,870,000	2,948,097
		3,717,252
Media — 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.484% 10/23/45	1,905,000	2,555,087
Comcast Corp.
3.400% 7/15/46	1,450,000	1,613,401
3.450% 2/01/50	1,675,000	1,892,179
3.969% 11/01/47	660,000	788,956
4.750% 3/01/44	925,000	1,218,716
Discovery Communications LLC
3.950% 3/20/28	1,907,000	2,169,402
4.000% 9/15/55 (a)	1,186,000	1,204,152
4.650% 5/15/50	705,000	808,151
Grupo Televisa SAB
6.625% 3/18/25	2,637,000	3,175,937

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner Cable, Inc.
6.750% 6/15/39	$655,000	$885,766
ViacomCBS, Inc.
4.200% 5/19/32	1,600,000	1,830,969
The Walt Disney Co.
3.600% 1/13/51	1,990,000	2,242,545
		20,385,261
Mining — 0.8%
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (a)	857,000	1,004,610
Glencore Funding LLC
3.875% 10/27/27 (a)	950,000	1,035,861
4.000% 4/16/25 (a)	2,150,000	2,359,818
4.625% 4/29/24 (a)	4,085,000	4,500,247
Kinross Gold Corp.
4.500% 7/15/27	996,000	1,129,654
Teck Resources Ltd.
6.000% 8/15/40	1,075,000	1,217,302
		11,247,492
Miscellaneous - Manufacturing — 0.2%
Carlisle Cos., Inc.
2.750% 3/01/30	1,793,000	1,905,891
General Electric Co.
6.875% 1/10/39	429,000	551,091
		2,456,982
Oil & Gas — 2.4%
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (b)	1,925,000	2,006,813
Cenovus Energy, Inc.
4.250% 4/15/27	1,475,000	1,333,519
6.750% 11/15/39	1,176,000	1,182,290
Devon Energy Corp.
5.850% 12/15/25	2,055,000	2,303,032
Diamondback Energy, Inc.
3.250% 12/01/26	1,420,000	1,424,677
EQT Corp.
3.900% 10/01/27	5,620,000	5,173,912
7.875% STEP 2/01/25	2,200,000	2,438,590
Marathon Petroleum Corp.
4.500% 4/01/48	495,000	501,659
4.750% 9/15/44	625,000	651,574
6.500% 3/01/41	1,060,000	1,292,264
Newfield Exploration Co.
5.375% 1/01/26	1,875,000	1,760,869
5.625% 7/01/24	1,200,000	1,164,061
5.750% 1/30/22	2,110,000	2,109,088

	Principal Amount	Value
Occidental Petroleum Corp.
6.600% 3/15/46	$1,228,000	$1,057,615
Ovintiv, Inc.
6.500% 2/01/38	530,000	481,311
Patterson-UTI Energy, Inc.
3.950% 2/01/28	2,060,000	1,592,159
Petroleos Mexicanos
5.350% 2/12/28	1,925,000	1,665,125
6.375% 1/23/45	640,000	490,560
6.500% 3/13/27	295,000	276,424
6.625% 6/15/38	202,000	159,277
Saudi Arabian Oil Co.
4.250% 4/16/39 (a)	2,580,000	2,965,674
		32,030,493
Oil & Gas Services — 0.3%
National Oilwell Varco, Inc.
3.600% 12/01/29	2,155,000	2,093,088
3.950% 12/01/42	1,778,000	1,598,826
		3,691,914
Packaging & Containers — 0.3%
Amcor Finance USA, Inc.
3.625% 4/28/26	2,985,000	3,325,200
WRKCo, Inc.
3.000% 6/15/33	890,000	968,137
		4,293,337
Pharmaceuticals — 1.7%
AbbVie, Inc.
4.050% 11/21/39 (a)	1,345,000	1,546,694
4.700% 5/14/45	1,465,000	1,803,856
Bristol-Myers Squibb Co.
4.350% 11/15/47	1,150,000	1,518,820
Cigna Corp.
4.800% 7/15/46 (a)	1,105,000	1,384,635
CVS Health Corp.
4.300% 3/25/28	1,325,000	1,550,875
5.050% 3/25/48	370,000	472,271
6.125% 9/15/39	895,000	1,243,597
CVS Pass-Through Trust
5.926% 1/10/34 (a)	1,798,220	2,081,073
Dentsply Sirona, Inc.
3.250% 6/01/30	820,000	891,489
McKesson Corp.
4.883% 3/15/44	800,000	979,896
Mylan NV
3.950% 6/15/26	2,765,000	3,110,708
5.250% 6/15/46	1,750,000	2,171,932
Takeda Pharmaceutical Co. Ltd.
3.375% 7/09/60	1,300,000	1,369,472

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV
2.200% 7/21/21	$1,352,000	$1,339,156
Upjohn, Inc.
2.700% 6/22/30 (a)	1,650,000	1,708,346
		23,172,820
Pipelines — 2.1%
Energy Transfer Operating LP
4.200% 4/15/27	2,425,000	2,509,024
5.875% 1/15/24	1,125,000	1,238,611
6.125% 12/15/45	1,385,000	1,390,251
3 mo. USD LIBOR + 4.028% 6.250% VRN (b)	2,635,000	1,719,337
EnLink Midstream Partners LP
4.150% 6/01/25	2,972,000	2,558,981
4.850% 7/15/26	996,000	861,650
Enterprise Products Operating LLC
3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	2,550,000	2,428,237
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	1,120,000	996,800
EQM Midstream Partners LP
4.750% 7/15/23	2,870,000	2,864,403
MPLX LP
4.500% 4/15/38	1,115,000	1,141,478
6.250% 10/15/22	624,000	624,678
3 mo. USD LIBOR + 4.652% 6.875% VRN (b)	3,550,000	2,907,042
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110%
6.125% VRN (b)	2,590,000	1,643,096
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	1,570,000	1,522,401
4.500% 12/15/26	589,000	626,251
4.700% 6/15/44	1,525,000	1,352,137
6.650% 1/15/37	475,000	519,761
Sunoco Logistics Partners Operations LP
5.300% 4/01/44	500,000	465,845
		27,369,983
Private Equity — 0.6%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (a)	1,045,000	1,044,605
Carlyle Finance Subsidiary LLC
3.500% 9/19/29 (a)	1,345,000	1,455,470
Hercules Capital, Inc.
4.625% 10/23/22	3,220,000	3,259,588

	Principal Amount	Value
KKR Group Finance Co. VI LLC
3.750% 7/01/29 (a)	$1,480,000	$1,702,662
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (a)	920,000	937,514
		8,399,839
Real Estate Investment Trusts (REITS) — 2.3%
Agree LP
2.900% 10/01/30	615,000	637,888
American Tower Trust #1
3.652% 3/15/48 (a)	1,810,000	1,963,626
Crown Castle International Corp.
5.200% 2/15/49	356,000	468,481
Healthcare Trust of America Holdings LP
3.500% 8/01/26	2,375,000	2,643,735
Highwoods Realty LP
4.125% 3/15/28	625,000	689,543
Host Hotels & Resorts LP
3.500% 9/15/30	2,756,000	2,638,072
SBA Tower Trust
1.884% 7/15/50 (a)	1,936,000	1,979,000
Service Properties Trust
4.500% 6/15/23	953,000	934,588
4.950% 10/01/29	1,445,000	1,239,087
Spirit Realty LP
3.200% 1/15/27	2,455,000	2,486,495
3.400% 1/15/30	490,000	487,181
4.000% 7/15/29	2,405,000	2,501,665
4.450% 9/15/26	298,000	319,762
Store Capital Corp.
4.625% 3/15/29	1,733,000	1,858,299
Tanger Properties LP
3.875% 12/01/23	1,777,000	1,787,151
VEREIT Operating Partnership LP
3.100% 12/15/29	3,615,000	3,621,321
3.400% 1/15/28	710,000	741,306
4.625% 11/01/25	2,525,000	2,789,886
WP Carey, Inc.
4.250% 10/01/26	1,036,000	1,169,635
		30,956,721
Retail — 0.7%
Advance Auto Parts, Inc.
1.750% 10/01/27	405,000	403,798
AutoZone, Inc.
1.650% 1/15/31	1,285,000	1,258,019
El Puerto de Liverpool SAB de CV
3.950% 10/02/24 (a)	3,375,000	3,514,253

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
O’Reilly Automotive, Inc.
4.200% 4/01/30	$1,205,000	$1,445,072
Starbucks Corp.
2.550% 11/15/30	2,205,000	2,341,168
		8,962,310
Semiconductors — 0.2%
KLA Corp.
3.300% 3/01/50	2,240,000	2,366,608
Software — 0.5%
Broadridge Financial Solutions, Inc.
2.900% 12/01/29	1,600,000	1,733,325
Microsoft Corp.
4.450% 11/03/45	2,560,000	3,617,239
Oracle Corp.
3.600% 4/01/50	1,215,000	1,369,510
		6,720,074
Telecommunications — 1.2%
AT&T, Inc.
1.650% 2/01/28	895,000	896,692
3.500% 9/15/53 (a)	2,083,000	2,013,894
3.550% 9/15/55 (a)	6,775,000	6,566,145
Crown Castle Towers LLC
4.241% 7/15/48 (a)	1,750,000	1,994,254
Qwest Corp
6.750% 12/01/21	908,000	958,893
Telefonica Emisiones SAU
4.665% 3/06/38	1,040,000	1,198,637
Verizon Communications, Inc.
6.550% 9/15/43	996,000	1,621,270
		15,249,785
Transportation — 0.4%
Autoridad del Canal de Panama
4.950% 7/29/35 (a)	1,340,000	1,666,638
CSX Corp.
4.750% 11/15/48	820,000	1,088,621
Kansas City Southern
2.875% 11/15/29	840,000	890,420
Norfolk Southern Corp.
4.050% 8/15/52	1,180,000	1,446,031
		5,091,710

TOTAL CORPORATE DEBT (Cost $499,458,196)		528,705,554

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.3%
JobsOhio Beverage System Series B, Revenue Bonds
4.532% 1/01/35	$3,050,000	$3,915,865

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,248,766)		3,915,865

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.4%
Automobile Asset-Backed Securities — 1.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (a)	1,577,000	1,596,919
Carvana Auto Receivables Trust, Series 2019-4A, Class D
3.070% 7/15/25 (a)	2,109,000	2,169,702
Hertz Vehicle Financing LP
Series 2019-3A, Class B, 3.030% 12/26/25 (a)	2,938,000	2,924,782
Series 2019-3A, Class C, 3.430% 12/26/25 (a)	2,971,400	2,903,335
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class B
3.950% 11/14/28 (a)	2,383,000	2,504,596
Santander Revolving Auto Loan Trust
Series 2019-A, Class B, 2.800% 1/26/32 (a)	1,111,000	1,168,966
Series 2019-A, Class C, 3.000% 1/26/32 (a)	717,000	725,940
Series 2019-A, Class D, 3.450% 1/26/32 (a)	1,408,000	1,402,918
		15,397,158
Commercial Mortgage-Backed Securities — 5.3%
Aventura Mall Trust, Series 2018-AVM, Class C,
4.249% VRN 7/05/40 (a) (d)	4,140,000	3,886,992
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350%
1.502% FRN 9/15/34 (a)	760,000	710,617
BANK
Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (d)	917,000	1,061,496
Series 2019-BN16, Class AS, 4.267% 2/15/52	822,500	979,082
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (d)	684,276	765,102

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BBCMS Mortgage Trust
Series 2020-C7, Class AS, 2.444% 4/15/53	$1,784,000	$1,873,972
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (a) (d)	2,200,000	1,956,149
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (a) (d)	1,590,000	1,305,089
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (a) (d)	1,220,000	917,787
Benchmark Mortgage Trust, Series 2019-B14, Class AS
3.352% 12/15/62	3,650,000	4,064,855
BHMS Mortgage Trust
Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 1.402% FRN 7/15/35 (a)	5,180,000	4,953,459
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 1.652% FRN 7/15/35 (a)	4,800,000	4,452,123
BX Commercial Mortgage Trust
Series 2018-IND, Class B, 1 mo. USD LIBOR + .900% 1.052% FRN 11/15/35 (a)	770,000	767,175
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.852% FRN 11/15/35 (a)	2,142,000	2,124,743
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.952% FRN 10/15/36 (a)	2,040,990	2,021,998
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.152% FRN 10/15/36 (a)	2,481,464	2,452,168
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
1.902% FRN 12/15/37 (a)	1,104,426	1,079,928
Century Plaza Towers
Series 2019-CPT, Class D, 3.097% VRN 11/13/39 (a) (d)	1,256,000	1,252,397
Series 2019-CPT, Class E, 3.097% VRN 11/13/39 (a) (d)	1,961,000	1,851,135
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C
3.502% 8/10/56	1,259,000	1,245,130
Commercial Mortgage Pass-Through Certificates
Series 2015-CR23, Class B, 4.183% VRN 5/10/48 (d)	1,200,000	1,298,255
Series 2015-CR23, Class C, 4.435% VRN 5/10/48 (d)	1,050,000	1,057,084
DBUBS Mortgage Trust, Series 2011-LC1A, Class B,
5.471% VRN 11/10/46 (a) (d)	860,000	861,884

	Principal Amount	Value
GS Mortgage Securities Trust
Series 2019-GC39, Class C, 4.005% VRN 5/10/52 (d)	$1,357,000	$1,331,227
Series 2012-GC6, Class AS, 4.948% 1/10/45 (a)	800,000	822,387
Jackson Park Trust, Series 2019-LIC, Class C,
3.131% VRN 10/14/39 (a) (d)	2,900,000	2,994,009
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class B
3.898% 2/15/48	2,800,000	2,963,633
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C,
4.323% VRN 10/15/50 (d)	2,900,000	2,655,099
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.952% FRN 5/15/36 (a)	1,730,000	1,711,088
Manhattan West, Series 2020-1MW, Class B,
2.413% VRN 9/10/39 (a) (d)	2,799,000	2,867,916
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (a)	1,185,000	1,225,626
Series 2020-ABC, Class B, 3.477% VRN 2/10/42 (a) (d)	1,278,000	1,298,044
MKT Mortgage Trust
Series 2020-525M, Class D, 2.941% VRN 2/12/40 (a) (d)	595,000	581,803
Series 2020-525M, Class E, 2.941% VRN 2/12/40 (a) (d)	1,220,000	1,138,768
Morgan Stanley Capital I Trust
Series 2019-L2, Class AS, 4.272% 3/15/52	2,450,000	2,878,782
Series 2018-H3, Class B, 4.620% VRN 7/15/51 (d)	740,000	855,846
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (a) (d)	825,000	828,164
Wells Fargo Commercial Mortgage Trust
Series 2019-C49, Class AS, 4.244% 3/15/52	1,492,000	1,749,894
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (d)	1,400,000	1,642,833
Series 2018-C45, Class B, 4.556% 6/15/51	390,000	428,694
		70,912,433

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Other Asset-Backed Securities — 15.7%
321 Henderson Receivables LLC, Series 2015-1A, Class A
3.260% 9/15/72 (a)	$2,805,852	$2,919,019
522 Funding CLO I Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.250%
2.522% FRN 10/20/31 (a)	1,400,000	1,363,320
AASET Trust
Series 2020-1A, Class A, 3.351% 1/16/40 (a)	1,934,608	1,782,578
Series 2019-1, Class A, 3.844% 5/15/39 (a)	2,424,978	2,259,718
Series 2018-2A, Class A, 4.454% 11/18/38 (a)	1,756,479	1,633,645
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	2,315,610	2,409,344
AGL CLO 7 Ltd., Series 2020-7A, Class A1, 3 mo. USD LIBOR + 1.800%
2.050% FRN 7/15/31 (a)	500,000	501,146
Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class CR, 3 mo. USD LIBOR + 2.850%
3.125% FRN 7/15/32 (a)	1,000,000	1,000,385
Apidos CLO XXV, Series 2016-25A, Class A2R, 3 mo. USD LIBOR + 1.700%
1.972% FRN 10/20/31 (a)	2,610,000	2,587,418
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class A1R, 3 mo. USD LIBOR + 1.280%
1.531% FRN 11/27/31 (a)	2,384,880	2,344,480
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600%
3.875% FRN 1/15/28 (a)	1,000,000	954,041
Ballyrock CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 4.100%
4.353% FRN 11/20/30 (a)	800,000	799,808
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, 3 mo. USD LIBOR + 1.090%
1.362% FRN 4/20/31 (a)	1,920,000	1,888,508
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, 3 mo. USD LIBOR + 3.500%
3.775% FRN 1/15/29 (a)	700,000	658,686

	Principal Amount	Value
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class B, 3 mo. USD LIBOR + 1.950%
2.225% FRN 10/15/32 (a)	$750,000	$750,465
BlueMountain CLO XXV Ltd., Series 2019-25A, Class B, 3 mo. USD LIBOR + 1.800%
2.075% FRN 7/15/32 (a)	2,750,000	2,746,362
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A
2.940% 5/25/29 (a)	484,909	487,099
CAL Funding II Ltd., Series 2018-2A, Class A
4.340% 9/25/43 (a)	1,184,000	1,174,084
Canyon Capital CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 2.750%
3.025% FRN 10/15/32 (a)	400,000	395,634
Capital Automotive REIT
Series 2014-1A, Class A, 3.660% 10/15/44 (a)	1,039,253	1,037,477
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	901,064	903,889
Carlyle Global Market Strategies CLO Ltd.
Series 2018-4A, Class A2, 3 mo. USD LIBOR + 1.800% 2.072% FRN 1/20/31 (a)	1,080,000	1,069,133
Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.850% 3.097% FRN 7/28/28 (a)	310,000	289,591
CARS-DB4 LP
Series 2020-1A, Class A3, 3.250% 2/15/50 (a)	605,531	621,134
Series 2020-1A, Class A6, 3.810% 2/15/50 (a)	493,000	510,942
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (a)	2,842,925	2,631,007
Castlelake Aircraft Structured Trust, Series 2018-1, Class A
4.125% 6/15/43 (a)	2,985,217	2,786,907
CBAM Ltd., Series 2018-6A, Class B1R, 3 mo. USD LIBOR + 2.100%
2.375% FRN 1/15/31 (a)	1,200,000	1,200,632
CF Hippolyta LLC
Series 2020-1, Class A1, 1.690% 7/15/60 (a)	1,580,000	1,597,855
Series 2020-1, Class B1, 2.280% 7/15/60 (a)	703,000	715,279

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
CIFC Funding Ltd.
Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180% 1.453% FRN 11/16/30 (a)	$2,100,000	$2,081,566
Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.700% 1.942% FRN 7/15/32 (a)	800,000	802,410
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.200%
1.472% FRN 10/20/30 (a)	2,120,000	2,093,595
CLI Funding V LLC, Series 2014-1A, Class A
3.290% 6/18/29 (a)	671,696	671,696
Crestline Denali CLO XIV Ltd., Series 2016-1A, Class A1R, 3 mo. USD LIBOR + 1.280%
1.536% FRN 10/23/31 (a)	1,299,146	1,274,703
Cronos Containers Program Ltd., Series 2014-2A, Class A
3.270% 11/18/29 (a)	387,037	387,649
DB Master Finance LLC, Series 2019-1A, Class A23
4.352% 5/20/49 (a)	1,917,630	2,096,254
Domino’s Pizza Master Issuer LLC
Series 2019-1A, Class A2, 3.668% 10/25/49 (a)	1,379,575	1,464,550
Series 2018-1A, Class A2I, 4.116% 7/25/48 (a)	1,479,800	1,563,771
Series 2017-1A, Class A23, 4.118% 7/25/47 (a)	651,575	695,681
Series 2015-1A, Class A2II, 4.474% 10/25/45 (a)	3,600,000	3,828,052
Dryden 72 CLO Ltd., Series 2019-72A, Class B, 3 mo. USD LIBOR + 1.900%
2.180% FRN 5/15/32 (a)	1,700,000	1,700,522
Eaton Vance CLO 2020-1 Ltd., Series 2020-1A, Class C, 3 mo. USD LIBOR + 2.800%
0.000% FRN 10/15/30 (a)	400,000	400,196
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750%
2.025% FRN 10/15/30 (a)	1,700,000	1,691,638
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450%
1.722% FRN 4/20/31 (a)	3,500,000	3,501,355
Elmwood CLO III Ltd., Series 2019-3A, Class B, 3 mo. USD LIBOR + 1.950%
2.225% FRN 10/15/32 (a)	1,300,000	1,302,839

	Principal Amount	Value
Elmwood CLO IV Ltd., Series 2020-1A, Class A, 3 mo. USD LIBOR + 1.240%
2.422% FRN 4/15/33 (a)	$1,000,000	$992,048
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	352,688	358,850
Flatiron CLO Ltd.
Series 2019-1A, Class B, 3 mo. USD LIBOR + 1.900% 2.180% FRN 11/16/32 (a)	1,300,000	1,300,283
Series 2019-1A, Class C, 3 mo. USD LIBOR + 2.700% 2.980% FRN 11/16/32 (a)	250,000	246,273
Global Container Assets Ltd., Series 2015-1A, Class A2
3.450% 2/05/30 (a)	662,192	661,458
Global SC Finance SRL, Series 2014-1A, Class A1
3.190% 7/17/29 (a)	191,667	190,663
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class C, 3 mo. USD LIBOR + 2.700%
2.972% FRN 10/20/32 (a)	500,000	496,366
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 10/15/54 (a)	3,786,104	3,837,069
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	1,556,332	1,617,758
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	743,123	783,763
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	1,586,134	1,679,661
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (d)	1,946,021	2,068,137
Helios Issuer LLC, Series 2017-1A, Class A
4.940% 9/20/49 (a)	1,436,407	1,529,066
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	812,454	823,832
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	840,318	866,021
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	256,114	264,979
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	822,682	856,069
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	205,895	217,483
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	1,501,047	1,610,722

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Highbridge Loan Management Ltd.
Series 12A-18, Class B, 3 mo. USD LIBOR + 1.850% 2.122% FRN 7/18/31 (a)	$1,700,000	$1,649,041
Series 13A-18, Class C, 3 mo. USD LIBOR + 2.150% 2.425% FRN 10/15/30 (a)	1,000,000	968,662
Horizon Aircraft Finance I Ltd.
Series 2019-1, Class A, 3.721% 7/15/39 (a)	1,540,719	1,438,557
Series 2018-1, Class A, 4.458% 12/15/38 (a)	1,118,419	1,056,555
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (a)	2,963,582	2,717,117
ICG US CLO Ltd., Series 2019-1A, Class A1A, 3 mo. USD LIBOR + 1.380%
1.625% FRN 10/26/32 (a)	900,000	893,427
J.G. Wentworth LLC, Series 2018-2A, Class A
3.960% 10/15/75 (a)	1,559,909	1,595,897
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A
3.870% 3/15/58 (a)	640,437	670,107
KKR Financial CLO Ltd.
Series 24, Class A1, 3 mo. USD LIBOR + 1.360% 1.632% FRN 4/20/32 (a)	1,800,000	1,782,299
Series 25, Class B1, 3 mo. USD LIBOR + 2.000% 2.275% FRN 4/15/32 (a)	1,500,000	1,497,747
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (a)	2,096,667	1,853,608
Lunar Aircraft Ltd., Series 2020-1A, Class A
3.376% 2/15/45 (a)	1,200,428	1,112,037
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	2,575,341	2,342,444
Madison Park Funding Ltd.
Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 1.875% FRN 7/15/30 (a)	2,090,000	2,053,343
Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 2.472% FRN 10/18/30 (a)	680,000	662,056
Magnetite XV Ltd., Series 2015-15A, Class CR, 3 mo. USD LIBOR + 1.800%
2.045% FRN 7/25/31 (a)	2,830,000	2,748,629

	Principal Amount	Value
Mariner Finance Issuance Trust, Series 2018-AA, Class A
4.200% 11/20/30 (a)	$2,235,000	$2,246,544
Mosaic Solar Loans LLC
Series 2017-2A, Class A, 3.820% 6/22/43 (a)	602,783	635,198
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	265,127	280,013
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	284,826	305,736
MP CLO III Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250%
1.522% FRN 10/20/30 (a)	1,850,000	1,827,349
MVW Owner Trust, Series 2017-1A, Class A
2.420% 12/20/34 (a)	201,092	205,019
New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1, Series 2020-T1, Class ET1
5.467% 8/15/53 (a)	2,495,000	2,499,339
NP SPE LLC, Series 2017-1A, Class A2
4.219% 10/21/47 (a)	2,190,000	2,250,867
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class C, 3 mo. USD LIBOR + 2.200%
2.472% FRN 10/20/30 (a)	1,180,000	1,160,047
OHA Credit Funding Ltd.
Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330% 1.588% FRN 10/22/32 (a)	1,250,000	1,242,775
Series 2019-4A, Class C, 3 mo. USD LIBOR + 2.650% 2.908% FRN 10/22/32 (a)	1,000,000	997,770
OneMain Financial Issuance Trust, Series 2019-2A, Class A
3.140% 10/14/36 (a)	10,200,000	10,870,106
OneMain Financial Issuance Trust 2020-2, Series 2020-2A, Class B
2.210% 9/14/35 (a)	496,000	494,644
Oxford Finance Funding Trust
Series 2020-1A, Class A2, 3.101% 2/15/28 (a)	1,894,000	1,921,075
Series 2016-1A, Class A, 3.968% 6/17/24 (a)	183,267	183,338
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	1,809,043	1,674,250
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2
3.858% 12/05/49 (a)	2,962,613	2,786,429

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.998% FRN 2/25/23 (a)	$1,180,000	$1,151,696
Regatta XIV Funding Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.850%
2.095% FRN 10/25/31 (a)	1,030,000	1,025,593
Sierra Receivables Funding LLC
Series 2015-3A, Class B, 3.080% 9/20/32 (a)	86,265	86,184
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	1,705,259	1,646,325
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	985,181	951,478
Sierra Timeshare 2020-2 Receivables Funding LLC, Series 2020-2A, Class B
2.320% 7/20/37 (a)	1,284,489	1,283,421
Stack Infrastructure Issuer LLC, Series 2020-1A, Class A2
1.893% 8/25/45 (a)	1,135,000	1,142,568
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
2.570% FRN 8/18/31 (a)	1,660,000	1,550,425
Store Master Funding I-VII
Series 2019-1, Class A2, 3.650% 11/20/49 (a)	3,604,102	3,656,325
Series 2018-1A, Class A2, 4.290% 10/20/48 (a)	1,459,807	1,545,898
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + .800%
0.948% FRN 11/25/35 (a)	1,306,291	1,244,345
Structured Receivables Finance LLC, Series 2010-B, Class A
3.730% 8/15/36 (a)	206,260	216,326
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (a)	622,434	669,733
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (a)	1,849,587	2,139,982
Taco Bell Funding LLC, Series 2018-1A, Class A2II
4.940% 11/25/48 (a)	1,414,800	1,510,450
TAL Advantage VII LLC, Series 2020-1A, Class A
2.050% 9/20/45 (a)	5,500,000	5,509,828

	Principal Amount	Value
Textainer Marine Containers VII Ltd., Series 2019-1A, Class A
3.960% 4/20/44 (a)	$478,800	$478,800
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.700%
1.972% FRN 1/20/31 (a)	2,440,000	2,411,208
TICP CLO XIV Ltd., Series 2019-14A, Class A2, 3 mo. USD LIBOR + 1.900%
2.172% FRN 10/20/32 (a)	250,000	250,131
Tif Funding II LLC, Series 2020-1A, Class A
2.090% 8/20/45 (a)	836,738	835,363
Trinity Rail Leasing LP
Series 2019-2A, Class A2, 3.100% 10/18/49 (a)	4,127,000	4,025,173
Series 2019-1A, Class A, 3.820% 4/17/49 (a)	4,283,371	4,462,078
Series 2018-1A, Class A2, 4.620% 6/17/48 (a)	2,370,000	2,408,953
Trip Rail Master Funding LLC, Series 2017-1A, Class A1
2.709% 8/15/47 (a)	171,333	171,486
Triton Container Finance VIII LLC, Series 2020-1A, Class A
2.110% 9/20/45 (a)	4,050,000	4,055,210
Vantage Data Centers LLC, Series 2020-2A, Class A2
1.992% 9/15/45 (a) (c)	1,702,000	1,702,780
Vivint Solar Financing V LLC, Series 2018-1A, Class B
7.370% 4/30/48 (a)	2,546,243	2,584,248
Voya CLO Ltd.
Series 2015-3A, Class A3R, 3 mo. USD LIBOR + 1.700% 1.972% FRN 10/20/31 (a)	1,500,000	1,469,157
Series 2019-3A, Class B1, 3 mo. USD LIBOR + 1.850% 2.123% FRN 10/17/32 (a)	1,500,000	1,494,812
WAVE LLC
Series 2019-1A, Class A, 3.597% 9/15/44 (a)	4,845,508	4,494,548
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	1,776,594	742,713
WAVE Trust, Series 2017-1A, Class A
3.844% 11/15/42 (a)	3,034,576	2,745,829
Wendy’s Funding LLC, Series 2015-1A, Class A23
4.497% 6/15/45 (a)	3,040,000	3,035,863

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Westgate Resorts LLC, Series 2017-1A, Class A
3.050% 12/20/30 (a)	$451,359	$449,987
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	1,171,900	988,429
		208,735,934
Student Loans Asset-Backed Securities — 9.5%
College Avenue Student Loans LLC
Series 2019-A, Class B, 3.810% 12/28/48 (a)	2,630,000	2,604,404
Series 2019-A, Class C, 4.460% 12/28/48 (a)	1,505,000	1,489,670
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS
1.667% FRN 1/25/47	875,000	696,596
ECMC Group Student Loan Trust
Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 0.948% FRN 9/25/68 (a)	4,650,815	4,563,335
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 1.348% FRN 12/27/66 (a)	2,016,741	2,005,576
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 1.498% FRN 7/26/66 (a)	2,838,490	2,866,336
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150%
3.600% FRN 12/01/47 (a)	1,767,577	1,746,694
Education Loan Asset-Backed Trust I
Series 2003-1, Class A2, 28 day ARS 0.000%FRN 2/01/43 (a)	1,300,000	1,198,856
Series 2003-2, Class 2A1, 28 day ARS 0.000%FRN 8/01/43 (a)	1,950,000	1,799,072
Series 2013-1, Class B1, 1 mo. USD LIBOR + 1.000% 1.148% FRN 11/25/33 (a)	1,102,698	1,014,074
Higher Education Funding I
Series 2004-1, Class B2, 28 day ARS 0.000%FRN 1/01/44 (a)	600,000	524,132
Series 2004-1, Class B1, 28 day ARS 1.796% FRN 1/01/44 (a)	600,000	532,442
Laurel Road Prime Student Loan Trust
Series 2017-B, Class BFX, 3.020% 8/25/42 (a)	538,731	544,429
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	436,918	446,883
Navient Private Education Loan Trust, Series 2018-BA, Class A2B, 1 mo. USD LIBOR + .720%
0.872% FRN 12/15/59 (a)	779,496	746,327

	Principal Amount	Value
Navient Private Education Refi Loan Trust
Series 2019-CA, Class B, 3.670% 2/15/68 (a)	$1,512,000	$1,553,204
Series 2019-A, Class B, 3.900% 1/15/43 (a)	1,500,000	1,530,100
Series 2018-CA, Class B, 4.220% 6/16/42 (a)	1,480,000	1,496,800
Navient Student Loan Trust
Series 2016-1A, Class A, 1 mo. USD LIBOR + .700% 0.848% FRN 2/25/70 (a)	2,630,200	2,564,553
Series 2018-2A, Class A3, 1 mo. USD LIBOR + .750% 0.898% FRN 3/25/67 (a)	3,320,000	3,224,338
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 0.948% FRN 3/25/67 (a)	4,650,000	4,604,046
Series 2019-1A, Class A2, 1 mo. USD LIBOR + .900% 1.048% FRN 12/27/67 (a)	3,100,000	3,091,779
Series 2019-2A, Class A2, 1 mo. USD LIBOR + 1.000% 1.148% FRN 2/27/68 (a)	1,548,000	1,549,519
Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150% 1.298% FRN 3/25/66 (a)	3,188,271	3,188,271
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 1.398% FRN 6/25/65 (a)	2,347,147	2,347,146
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 1.448% FRN 3/25/66 (a)	6,800,000	6,859,454
Series 2014-8, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 7/26/49	2,500,000	2,320,872
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 10/25/58	1,200,000	1,081,498
Series 2019-BA, Class B, 4.040% 12/15/59 (a)	3,700,000	3,860,064
Series 2018-EA, Class B, 4.440% 12/15/59 (a)	730,000	759,071
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B
3.600% 12/26/40 (a)	342,320	344,078
Nelnet Student Loan Trust
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .750% 0.898% FRN 9/27/66 (a)	4,500,000	4,414,374
Series 2014-3A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 10/25/50 (a)	975,000	913,711

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 5/26/54 (a)	$1,300,000	$1,233,799
Series 2015-2A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 5/26/54 (a)	1,130,000	1,060,844
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/54 (a)	1,100,000	1,064,632
Series 2019-4A, Class B, 1 mo. USD LIBOR + 1.650% 1.798% FRN 9/26/67 (a)	3,800,000	3,616,222
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,850,000	2,713,814
SLC Student Loan Trust
Series 2007-1, Class A5, 3 mo. USD LIBOR + .090% 0.370% FRN 2/15/68	8,400,000	7,440,091
Series 2005-1, Class B, 3 mo. USD LIBOR + .200% 0.480% FRN 2/15/45	1,532,076	1,379,065
SLM Student Loan Trust
Series 2006-2, Class R, 0.000% 1/25/41	9,078	5,467,820
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.455% FRN 10/25/40	1,801,169	1,610,319
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.555% FRN 1/25/55	1,319,405	1,172,995
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 0.845% FRN 10/25/65 (a)	9,670,000	9,446,428
SMB Private Education Loan Trust, Series 2017-A, Class B
3.500% 6/17/41 (a)	1,800,000	1,793,014
SMB Private Education Loan Trust 2020-B, Series 2020-BA, Class B
2.760% 7/15/53 (a)	3,431,000	3,335,901
SoFi Alternative Trust, Series 2019-C, Class PT,
4.861% VRN 1/25/45 (a) (d)	6,233,666	6,701,191
SoFi Professional Loan Program LLC
Series 2017-D, Class R1, 0.010% 9/25/40 (a)	4,647,800	1,603,584
Series 2018-A, Class R1, 0.010% 2/25/42 (a)	3,470,600	1,434,892
Series 2018-B, Class R1, 0.010% 8/26/47 (a)	3,139,900	1,159,565
Series 2018-D, Class R1, 0.010% 2/25/48 (a)	5,678,800	1,255,583
Series 2019-A, Class R1, 0.010% 6/15/48 (a)	8,126,500	1,925,168

	Principal Amount	Value
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%
1.655% FRN 8/01/35	$3,025,000	$2,903,226
		126,799,857
Whole Loan Collateral Collateralized Mortgage Obligations — 0.7%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.091% VRN 8/25/34 (d)	82,677	80,848
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class M1,
3.170% VRN 7/25/49 (a) (d)	1,188,500	1,158,489
Countrywide Home Loans, Inc.
Series 2004-2, Class 1A1, 3.666% VRN 2/25/34 (d)	66,004	63,721
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (d)	17,207	16,506
Deephaven Residential Mortgage Trust
Series 2018-1A, Class A3, 3.202% VRN 12/25/57 (a) (d)	254,989	255,106
Series 2019-1A, Class A3, 3.948% VRN 1/25/59 (a) (d)	705,618	713,367
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1,
3.490% VRN 8/25/34 (d)	24,455	24,691
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A,
3.165% VRN 8/25/34 (d)	140,005	139,596
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.500% VRN 1/25/47 (a) (d)	1,865,672	1,901,865
Merrill Lynch Mortgage Investors, Inc.
Series 2003-A4, Class IA, 3.032% VRN 7/25/33 (d)	5,955	5,675
Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (d)	9,224	9,108
PSMC Trust, Series 2018-2, Class A1,
3.500% VRN 6/25/48 (a) (d)	1,621,979	1,650,854
Sequoia Mortgage Trust
Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (d)	1,560,952	1,604,511
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (a) (d)	684,925	698,911
Series 2019-1, Class A1, 4.000% VRN 2/25/49 (a) (d)	180,784	184,262
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A,
2.970% VRN 3/25/34 (d)	69,767	69,248

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%
2.419% FRN 4/25/44	$197,983	$189,351
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1,
4.000% VRN 11/25/48 (a) (d)	768,143	784,308
		9,550,417

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $436,327,730)		431,395,799

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond
6.125% 1/18/41	2,980,000	3,821,850
Mexico Government International Bond
4.750% 3/08/44	4,328,000	4,719,684
6.750% 9/27/34	950,000	1,273,950
		9,815,484

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,551,708)		9,815,484

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 23.0%
Collateralized Mortgage Obligations — 0.2%
Federal Home Loan Mortgage Corp.
Series 2617, Class Z, 5.500% 5/15/33	953,799	1,103,061
Series 2693, Class Z, 5.500% 10/15/33	1,722,380	1,955,678
Series 2178, Class PB, 7.000% 8/15/29	132,019	149,843
		3,208,582
Pass-Through Securities — 22.2%
Federal Home Loan Mortgage Corp.
Pool #RA2483 3.500% 6/01/50	13,946,964	14,854,575
Pool #Z40047 4.000% 10/01/41	176,670	195,514
Pool #C00836 7.000% 7/01/29	6,122	7,067
Pool #C49314 7.000% 4/01/31	4,168	4,946
Pool #C51422 7.000% 5/01/31	1,581	1,879
Pool #C53034 7.000% 6/01/31	10,795	12,675
Pool #G01311 7.000% 9/01/31	31,555	37,035
Pool #G01317 7.000% 10/01/31	18,472	21,683
Pool #G00143 7.500% 6/01/23	121	128

	Principal Amount	Value
Pool #C55867 7.500% 2/01/30	$12,742	$14,363
Pool #C41497 7.500% 9/01/30	62	73
Pool #C44830 7.500% 11/01/30	19	22
Pool #C45235 7.500% 12/01/30	13,076	15,172
Pool #C46038 7.500% 12/01/30	509	592
Pool #C01116 7.500% 1/01/31	670	789
Pool #C46309 7.500% 1/01/31	417	489
Pool #C46810 7.500% 1/01/31	106	125
Pool #C47063 7.500% 1/01/31	2,272	2,653
Pool #C47060 7.500% 1/01/31	573	674
Pool #G00653 8.500% 11/01/25	8,514	9,319
Federal National Mortgage Association
Pool #775539 12 mo. USD LIBOR + 1.641% 2.516% FRN 5/01/34	49,603	51,640
Pool #MA3029 3.000% 6/01/32	3,573,665	3,766,870
Pool #MA3090 3.000% 8/01/32	1,534,235	1,617,182
Pool #725692 1 year CMT + 2.137% 3.138% FRN 10/01/33	122,430	128,241
Pool #888586 1 year CMT + 2.196% 3.326% FRN 10/01/34	283,468	298,713
Pool #AS1304 3.500% 12/01/28	1,056,893	1,136,461
Pool #AV1897 3.500% 12/01/28	205,862	221,360
Pool #AV2325 3.500% 12/01/28	547,634	588,863
Pool #MA1356 3.500% 2/01/43	7,459,706	8,096,678
Pool #CA6096 3.500% 6/01/50	12,709,046	13,659,218
Pool #FM4017 3.500% 8/01/50	1,173,261	1,242,645
Pool #CA1909 4.500% 6/01/48	6,304,613	6,826,483
Pool #AD6437 5.000% 6/01/40	405,643	464,937
Pool #AD6996 5.000% 7/01/40	2,619,903	3,002,859
Pool #AL8173 5.000% 2/01/44	1,038,282	1,181,289
Pool #254379 7.000% 7/01/32	21,562	25,577
Pool #252717 7.500% 9/01/29	1,181	1,370
Pool #535996 7.500% 6/01/31	4,073	4,773
Pool #254009 7.500% 10/01/31	12,210	14,234
Pool #323992 8.000% 11/01/29	810	932
Pool #525725 8.000% 2/01/30	2,795	3,282
Pool #253266 8.000% 5/01/30	2,953	3,452
Pool #537433 8.000% 5/01/30	1,138	1,343
Pool #253347 8.000% 6/01/30	2,925	3,423
Pool #544976 8.000% 7/01/30	338	393
Pool #535428 8.000% 8/01/30	3,076	3,597
Pool #543290 8.000% 9/01/30	48	56
Pool #547786 8.000% 9/01/30	1,231	1,438
Pool #550767 8.000% 9/01/30	1,709	2,022
Pool #553061 8.000% 9/01/30	1,459	1,640
Pool #253481 8.000% 10/01/30	2,779	3,258
Pool #535533 8.000% 10/01/30	2,875	3,368
Pool #253644 8.000% 2/01/31	1,109	1,303

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #581170 8.000% 5/01/31	$1,101	$1,263
Pool #593848 8.000% 7/01/31	789	930
Pool #190317 8.000% 8/01/31	17,277	20,220
Pool #545240 8.000% 9/01/31	1,649	1,933
Pool #541202 8.500% 8/01/26	3,299	3,459
Government National Mortgage Association I
Pool #404246 6.500% 8/15/28	169	190
Pool #781038 6.500% 5/15/29	35,012	39,357
Pool #781468 6.500% 7/15/32	2,402	2,768
Pool #781496 6.500% 9/15/32	11,693	13,399
Pool #363066 7.000% 8/15/23	1,256	1,321
Pool #352049 7.000% 10/15/23	755	796
Pool #354674 7.000% 10/15/23	995	1,049
Pool #345964 7.000% 11/15/23	498	528
Pool #380866 7.000% 3/15/24	411	438
Pool #781124 7.000% 12/15/29	4,475	5,103
Pool #781319 7.000% 7/15/31	83,050	96,250
Pool #581417 7.000% 7/15/32	11,111	12,661
Pool #565982 7.000% 7/15/32	12,776	14,981
Pool #357262 7.500% 9/15/23	604	641
Pool #441009 8.000% 11/15/26	626	703
Pool #522777 8.000% 12/15/29	4,301	4,925
Pool #523043 8.000% 3/15/30	231	266
Pool #529134 8.000% 3/15/30	1,438	1,685
Pool #477036 8.000% 4/15/30	577	676
Pool #503157 8.000% 4/15/30	12,442	14,581
Pool #528714 8.000% 4/15/30	1,526	1,789
Pool #544640 8.000% 11/15/30	9,676	11,328
Pool #531298 8.500% 8/15/30	835	964
Government National Mortgage Association II
Pool# MA6656 3.000% 5/20/50	13,267,828	13,923,617
Pool# MA6710 3.000% 6/20/50	13,375,016	14,065,361
Pool #MA4321 3.500% 3/20/47	8,947,684	9,571,513
Government National Mortgage Association II TBA
Pool #548 3.000% 8/01/49 (c)	3,100,000	3,245,555
Pool #1635 3.500% 6/01/49 (c)	76,055,000	80,095,422
Uniform Mortgage Backed Securities TBA
Pool #505 2.000% 5/01/35 (c)	49,350,000	51,300,865
Pool #1082 2.000% 4/01/50 (c)	23,050,000	23,835,141
Pool #17115 3.500% 4/01/49 (c)	34,725,000	36,607,748
Pool #18388 4.000% 2/01/48 (c)	4,900,000	5,225,390
		295,663,489

	Principal Amount	Value
Whole Loans — 0.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350% 1.498% FRN 3/25/29	$64,131	$64,029
Series 2020-DNA3, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/50 (a)	3,590,000	3,596,040
Series 2020-DNA3, Class M2, 1 mo. USD LIBOR + 3.000% 3.148% FRN 6/25/50 (a)	4,680,000	4,693,069
		8,353,138

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $306,043,726)		307,225,209

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds & Notes — 3.0%
U.S. Treasury Bond
2.250% 8/15/49 (e)	7,900,000	9,418,265
3.500% 2/15/39 (e)	13,400,000	18,825,940
U.S. Treasury Note
0.375% 4/30/25	12,000,000	12,071,420
		40,315,625

TOTAL U.S. TREASURY OBLIGATIONS (Cost $40,498,445)		40,315,625

TOTAL BONDS & NOTES (Cost $1,294,128,571)		1,321,373,536

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $3,506,056)		2,487,476

TOTAL LONG-TERM INVESTMENTS (Cost $1,300,884,627)		1,327,237,112

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 16.2%
Commercial Paper — 16.2%
American Honda Finance Corp.
0.406% 11/04/20	$3,000,000	$2,999,364
0.538% 10/28/20	5,000,000	4,999,253
0.793% 10/21/20	5,000,000	4,999,522
AstraZeneca PLC
2.053% 12/11/20 (a)	5,000,000	4,996,100
2.113% 11/10/20 (a)	5,000,000	4,997,927
2.155% 11/10/20 (a)	5,000,000	4,997,927
Avangrid, Inc.
0.274% 12/10/20 (a)	5,000,000	4,997,860
BAT International Financial PLC
0.355% 10/14/20 (a)	5,000,000	4,999,137
0.355% 11/04/20 (a)	4,000,000	3,999,249
0.406% 10/13/20 (a)	7,000,000	6,998,845
Bemis Co., Inc.
0.142% 10/05/20 (a)	600,000	599,988
Boeing Co.
2.109% 11/10/20 (a)	4,000,000	3,994,971
2.109% 11/12/20 (a)	5,000,000	4,993,407
Canadian Natural Resources Ltd.
0.183% 10/05/20 (a)	5,000,000	4,999,889
0.223% 10/14/20 (a)	6,000,000	5,999,585
Daimler Fin NA
0.691% 10/08/20 (a)	3,000,000	2,999,892
Ei Dupont
0.835% 12/02/20 (a)	5,000,000	4,998,303
0.866% 12/09/20 (a)	5,000,000	4,998,026
1.586% 12/09/20 (a)	5,000,000	4,998,026
Enbridge (US), Inc.
0.243% 11/20/20 (a)	5,000,000	4,998,555
0.599% 10/01/20 (a)	5,000,000	4,999,978
Entergy Corp.
0.355% 10/26/20 (a)	5,000,000	4,998,971
Harley-Davidson Funding Corp.
0.457% 11/05/20 (a)	6,400,000	6,398,758
Intercontinental Exchange, Inc.
0.304% 11/04/20 (a)(f)	3,000,000	2,998,956
0.345% 10/28/20 (a)(f)	7,000,000	6,998,068
0.345% 11/19/20 (a)(f)	2,000,000	1,998,984
0.376% 12/11/20 (a)(f)	5,000,000	4,996,230
Nutrien Ltd.
0.203% 11/16/20 (a)	8,000,000	7,997,901
0.213% 12/23/20 (a)	5,000,000	4,997,363
0.213% 12/30/20	4,000,000	3,997,900
Rogers Communications
0.458% 8/25/21 (a)	10,000,000	9,958,327

	Principal Amount	Value
Suncor Energy, Inc.
0.284% 12/14/20 (a)	$4,500,000	$4,497,938
0.305% 1/26/21 (a)	4,000,000	3,996,499
0.406% 11/13/20 (a)	7,000,000	6,998,297
Transcanada Pipelines Ltd.
0.193% 10/02/20	2,000,000	1,999,982
0.284% 12/08/20 (a)	8,000,000	7,996,688
0.294% 12/15/20 (a)	5,000,000	4,997,667
VW Credit, Inc.
0.223% 12/02/20 (a)	7,000,000	6,997,403
Waste Management, Inc.
0.458% 9/15/21 (a)	15,000,000	14,947,792
Xylem, Inc.
2.102% 11/18/20 (a)	10,000,000	9,997,237
		215,336,765

TOTAL SHORT-TERM INVESTMENTS (Cost $215,221,277)		215,336,765

TOTAL INVESTMENTS — 115.7% (Cost $1,516,105,904) (g)		1,542,573,877

Other Assets/(Liabilities) — (15.7)%		(209,498,054)

NET ASSETS — 100.0%		$1,333,075,823

Abbreviation Legend

ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $705,917,675 or 52.95% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery statements or forward commitment basis. (Note 2).
(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $16,992,238 or 1.27% of net assets.

(g)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10 -Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD	5,551,000	$704,422	$277,507	$426,915

Put
10 -Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	64,580,000	$1,783,054	$3,228,549	$(1,445,495)
									$2,487,476	$3,506,056	$(1,018,580)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/21/20	91	$15,959,423	$82,171
U.S. Treasury Ultra Bond	12/21/20	348	78,292,921	(1,102,171)
U.S. Treasury Note 2 Year	12/31/20	949	209,611,595	80,335
U.S. Treasury Note 5 Year	12/31/20	357	44,972,754	20,402
				$(919,263)
Short
90 Day Eurodollar	12/14/20	12	$(2,925,411)	$(67,239)
U.S. Treasury Ultra 10 Year	12/21/20	86	(13,720,678)	(32,603)
90 Day Eurodollar	3/15/21	12	(2,926,460)	(67,690)
90 Day Eurodollar	9/13/21	21	(5,122,093)	(117,932)
90 Day Eurodollar	3/14/22	19	(4,632,849)	(106,701)
90 Day Eurodollar	9/19/22	17	(4,143,481)	(96,319)
90 Day Eurodollar	3/13/23	14	(3,410,179)	(80,021)
90 Day Eurodollar	12/18/23	19	(4,623,824)	(107,651)
90 Day Eurodollar	12/16/24	50	(12,152,959)	(273,916)
				$(950,072)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund — Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.35†	1.000%	Quarterly	12/20/2025	USD	5,400,000	$(112,541)	$(132,308)	$19,767
CDX.NA.IG.35†	1.000%	Quarterly	12/20/2025	USD	6,200,000	(129,215)	(148,157)	18,942
						$(241,756)	$(280,465)	$38,709

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	82.6%
Cayman Islands	7.1%
United Kingdom	1.8%
Bermuda	1.6%
Canada	1.5%
Mexico	1.2%
Netherlands	0.9%
Luxembourg	0.5%
Norway	0.4%
France	0.3%
Switzerland	0.3%
Colombia	0.3%
Ireland	0.3%
Saudi Arabia	0.2%
Germany	0.2%
Panama	0.1%
Japan	0.1%
Spain	0.1%
Barbados	0.0%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 0.1%
COMMON STOCK — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b)	26,904	$807
Energy — 0.0%
Oil & Gas — 0.0%
Jupiter Resources, Inc. (b)	18,661	13,996

TOTAL COMMON STOCK (Cost $92,228)		14,803

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp., 3 mo. USD LIBOR + 3.165%
5.100% VRN	10,000	259,700

TOTAL PREFERRED STOCK (Cost $250,000)		259,700

TOTAL EQUITIES (Cost $342,228)		274,503
	Principal Amount
BONDS & NOTES — 96.8%
CORPORATE DEBT — 47.0%
Aerospace & Defense — 0.5%
BAE Systems PLC
3.000% 9/15/50 (c)	$230,000	232,518
TransDigm, Inc.
5.500% 11/15/27	250,000	240,263
6.250% 3/15/26 (c)	500,000	522,148
6.375% 6/15/26	225,000	225,884
		1,220,813
Agriculture — 1.1%
BAT Capital Corp.
2.259% 3/25/28	320,000	321,587
4.700% 4/02/27	200,000	229,446
4.758% 9/06/49	165,000	179,199
Bunge Ltd. Finance Corp.
1.630% 8/17/25	90,000	90,394
3.250% 8/15/26	220,000	237,237
4.350% 3/15/24	360,000	396,684
Imperial Brands Finance PLC
3.500% 7/26/26 (c)	300,000	324,553
3.875% 7/26/29 (c)	320,000	346,619

	Principal Amount	Value
Imperial Tobacco Finance PLC
4.250% 7/21/25 (c)	$300,000	$331,998
Reynolds American, Inc.
5.850% 8/15/45	150,000	182,272
		2,639,989
Airlines — 0.0%
American Airlines Pass-Through Trust, Series 2014-1, Class B,
4.375% 4/01/24	12,739	9,022
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	82,348	63,855
		72,877
Auto Manufacturers — 1.5%
Ford Motor Co.
7.450% 7/16/31	270,000	311,513
Ford Motor Credit Co. LLC
3.087% 1/09/23	310,000	303,766
3.336% 3/18/21	825,000	825,206
4.140% 2/15/23	285,000	286,773
5.085% 1/07/21	200,000	200,250
General Motors Co.
4.200% 10/01/27	215,000	230,419
5.150% 4/01/38	230,000	244,252
5.200% 4/01/45	225,000	242,362
General Motors Financial Co., Inc.
3.500% 11/07/24	315,000	330,922
4.150% 6/19/23	255,000	270,688
4.200% 11/06/21	245,000	252,875
		3,499,026
Banks — 5.1%
Associated Banc-Corp.
4.250% 1/15/25	413,000	440,036
Banco General SA
4.125% 8/07/27 (c)	260,000	286,653
Bank of America Corp.
SOFR + 2.150% 2.592% VRN 4/29/31	300,000	319,176
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	210,000	255,909
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	200,000	234,612
6.110% 1/29/37	190,000	268,214
7.750% 5/14/38	125,000	207,023
The Bank of Nova Scotia 3 mo. USD LIBOR + 2.648%
4.650% VRN (d)	550,000	533,159
Barclays Bank PLC
10.179% 6/12/21 (c)	800,000	841,687

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Barclays PLC
3 mo. USD LIBOR + 1.380% 1.660% FRN 5/16/24	$365,000	$365,994
4.375% 9/11/24	200,000	214,471
Citigroup, Inc.
4.600% 3/09/26	495,000	567,442
5.250% 3/07/25	500,000	529,000
5.875% 1/30/42	100,000	146,510
6.000% 10/31/33	85,000	114,505
Credit Suisse AG
6.500% 8/08/23 (c)	575,000	651,187
Deutsche Bank AG
3.150% 1/22/21	395,000	397,390
First Republic Bank
4.375% 8/01/46	510,000	617,766
Fulton Financial Corp.
3.600% 3/16/22	240,000	245,293
The Goldman Sachs Group, Inc.
5.150% 5/22/45	290,000	382,197
5.950% 1/15/27	170,000	209,184
6.250% 2/01/41	35,000	52,287
6.750% 10/01/37	165,000	239,733
HSBC Holdings PLC
4.250% 3/14/24	200,000	214,473
4.250% 8/18/25	127,000	138,020
6.500% 9/15/37	125,000	169,626
Huntington Bancshares, Inc. 3 mo. USD LIBOR + 2.880%
5.700% VRN (d)	510,000	477,044
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	235,000	252,133
4.950% 6/01/45	170,000	230,380
Morgan Stanley
4.350% 9/08/26	450,000	520,875
5.000% 11/24/25	175,000	205,595
NBK Tier 1 Financing 2 Ltd. 6 year USD Swap + 2.832%
4.500% VRN (c) (d)	685,000	675,499
Nordea Bank Abp 5 year CMT + 4.110%
6.625% VRN (c) (d)	405,000	456,974
Valley National Bancorp
5.125% 9/27/23	110,000	117,865
Wells Fargo & Co.
5.606% 1/15/44	105,000	143,311
		11,721,223

	Principal Amount	Value
Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc.
4.600% 4/15/48	$255,000	$304,074
8.200% 1/15/39	250,000	406,425
Bacardi Ltd.
5.150% 5/15/38 (c)	200,000	243,900
Becle SAB de CV
3.750% 5/13/25 (c)	350,000	372,213
Molson Coors Beverage Co.
4.200% 7/15/46	191,000	201,474
5.000% 5/01/42	135,000	152,895
		1,680,981
Building Materials — 0.4%
Standard Industries, Inc.
4.750% 1/15/28 (c)	151,000	156,662
5.000% 2/15/27 (c)	490,000	509,600
Standard Industries, Inc. /NJ
4.375% 7/15/30 (c)	200,000	205,053
		871,315
Chemicals — 1.1%
CF Industries, Inc.
4.950% 6/01/43	200,000	232,565
5.375% 3/15/44	128,000	154,033
DuPont de Nemours, Inc.
5.319% 11/15/38	345,000	437,790
Methanex Corp.
5.250% 3/01/22	40,000	42,370
Syngenta Finance NV
3.933% 4/23/21 (c)	325,000	329,194
4.892% 4/24/25 (c)	500,000	542,102
Yara International ASA
3.148% 6/04/30 (c)	85,000	90,957
4.750% 6/01/28 (c)	690,000	808,555
		2,637,566
Commercial Services — 0.1%
ERAC USA Finance LLC
7.000% 10/15/37 (c)	50,000	72,265
PayPal Holdings, Inc.
3.250% 6/01/50	165,000	182,525
		254,790
Computers — 1.0%
Dell International LLC/EMC Corp.
6.020% 6/15/26 (c)	375,000	440,317
8.350% 7/15/46 (c)	275,000	363,334
Genpact Luxembourg Sarl
3.375% 12/01/24	660,000	691,145
3.700% STEP 4/01/22	435,000	445,328

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Leidos, Inc.
4.375% 5/15/30 (c)	$135,000	$158,213
5.500% 7/01/33	226,000	261,595
		2,359,932
Diversified Financial Services — 4.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.500% 9/15/23	315,000	324,623
6.500% 7/15/25	285,000	307,676
Air Lease Corp.
2.875% 1/15/26	950,000	933,572
Aircastle Ltd.
4.125% 5/01/24	200,000	197,121
4.400% 9/25/23	275,000	272,044
Alliance Data Systems Corp.
7.000% 1/15/26 (c)	200,000	199,020
Ally Financial, Inc.
5.125% 9/30/24	317,000	353,295
8.000% 11/01/31	651,000	891,300
Antares Holdings LP
6.000% 8/15/23 (c)	790,000	798,893
8.500% 5/18/25 (c)	330,000	348,023
Ares Finance Co. LLC
4.000% 10/08/24 (c)	375,000	400,868
Avolon Holdings Funding Ltd.
4.375% 5/01/26 (c)	205,000	194,826
5.125% 10/01/23 (c)	325,000	324,214
BGC Partners, Inc.
4.375% 12/15/25 (c)	435,000	443,793
Brookfield Finance, Inc.
4.250% 6/02/26	280,000	320,928
4.350% 4/15/30	405,000	472,813
4.850% 3/29/29	408,000	486,794
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	230,000	242,779
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (c)	616,568	343,737
Lazard Group LLC
3.625% 3/01/27	196,000	211,697
3.750% 2/13/25	125,000	135,496
4.500% 9/19/28	275,000	318,121
LeasePlan Corp. NV
2.875% 10/24/24 (c)	330,000	340,566
Legg Mason, Inc.
5.625% 1/15/44	235,000	325,382
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (c)	250,000	247,737

	Principal Amount	Value
5.250% 8/15/22 (c)	$415,000	$416,679
		9,851,997
Electric — 1.1%
Berkshire Hathaway Energy Co.
5.950% 5/15/37	120,000	170,611
The Cleveland Electric Illuminating Co.
5.950% 12/15/36	175,000	227,894
CMS Energy Corp.
4.700% 3/31/43	115,000	143,659
4.875% 3/01/44	180,000	235,666
Elwood Energy LLC
8.159% 7/05/26	171,251	179,814
Enel Finance International NV
6.000% 10/07/39 (c)	175,000	237,904
Entergy Louisiana LLC
4.950% 1/15/45	110,000	121,055
Indianapolis Power & Light Co.
4.050% 5/01/46 (c)	110,000	135,454
Infraestructura Energetica Nova SAB de CV
3.750% 1/14/28 (c)	200,000	198,000
ITC Holdings Corp.
2.950% 5/14/30 (c)	210,000	225,821
Virginia Electric & Power Co.
6.000% 1/15/36	100,000	141,022
Xcel Energy, Inc.
6.500% 7/01/36	270,000	395,847
		2,412,747
Electronics — 0.2%
Ingram Micro, Inc.
5.450% STEP 12/15/24	335,000	358,319
Entertainment — 0.2%
Live Nation Entertainment, Inc.
5.625% 3/15/26 (c)	77,000	74,305
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125% 10/01/29 (c)	382,000	363,855
		438,160
Foods — 0.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertson’s LLC
4.625% 1/15/27 (c)	521,000	533,082
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (c)	700,000	761,929
Mars, Inc.
3.950% 4/01/49 (c)	330,000	399,492

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Smithfield Foods, Inc.
3.000% 10/15/30 (c)	$206,000	$206,445
		1,900,948
Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd.
4.000% 1/14/25	225,000	238,500
Gas — 0.3%
NiSource, Inc.
4.800% 2/15/44	545,000	681,122
Health Care – Products — 0.1%
Dentsply Sirona, Inc.
3.250% 6/01/30	140,000	152,205
Health Care – Services — 1.0%
Centene Corp.
4.625% 12/15/29	153,000	165,035
5.250% 4/01/25 (c)	140,000	145,495
HCA, Inc.
3.500% 9/01/30	1,064,000	1,084,088
5.375% 2/01/25	350,000	383,250
Humana, Inc.
4.800% 3/15/47	130,000	170,185
IHC Health Services, Inc.
4.131% 5/15/48	275,000	353,394
		2,301,447
Home Builders — 0.9%
Lennar Corp.
4.750% 11/29/27	592,000	675,916
Mattamy Group Corp.
5.250% 12/15/27 (c)	227,000	233,242
PulteGroup, Inc.
5.000% 1/15/27	198,000	223,988
5.500% 3/01/26	441,000	502,740
Taylor Morrison Communities, Inc.
5.750% 1/15/28 (c)	500,000	543,750
		2,179,636
Housewares — 0.1%
The Toro Co.
7.800% 6/15/27	170,000	216,857
Insurance — 6.5%
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	844,000	878,835
American International Group, Inc.
3.400% 6/30/30	220,000	243,620
4.750% 4/01/48	95,000	116,390
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	755,000	824,680

	Principal Amount	Value
AmTrust Financial Services, Inc.
6.125% 8/15/23	$765,000	$709,307
Arch Capital Group Ltd.
3.635% 6/30/50	375,000	403,160
Arch Capital Group US, Inc.
5.144% 11/01/43	80,000	101,783
Athene Global Funding
2.500% 1/14/25 (c)	615,000	633,920
Athene Holding Ltd.
4.125% 1/12/28	679,000	737,332
6.150% 4/03/30	595,000	706,577
AXIS Specialty Finance LLC
3.900% 7/15/29	375,000	409,859
5 year CMT + 3.186% 4.900% VRN 1/15/40	490,000	489,535
AXIS Specialty Finance PLC
4.000% 12/06/27	420,000	459,737
Brighthouse Financial, Inc.
4.700% 6/22/47	500,000	481,199
5.625% 5/15/30	260,000	302,787
Brown & Brown, Inc.
2.375% 3/15/31	135,000	135,830
CNO Financial Group, Inc.
5.250% 5/30/25	535,000	613,626
5.250% 5/30/29	200,000	230,930
Enstar Finance LLC 5 year CMT + 5.468%
5.750% VRN 9/01/40	825,000	840,535
Enstar Group Ltd.
4.500% 3/10/22	495,000	515,716
4.950% 6/01/29	575,000	644,320
Equitable Holdings, Inc.
5 year CMT + 4.736% 4.950% VRN (d)	280,000	285,600
5.000% 4/20/48	225,000	265,957
Markel Corp.
3.350% 9/17/29	125,000	138,014
5 year CMT + 5.662% 6.000% VRN (d)	699,000	739,192
MetLife Capital Trust IV
7.875% 12/15/67 (c)	225,000	310,524
The Progressive Corp. 3 mo. USD LIBOR + 2.539%
5.375% VRN (d)	573,000	573,000
Prudential Financial, Inc.
5 year CMT + 3.035% 3.700% VRN 10/01/50	220,000	224,466
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	200,000	212,435

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	$350,000	$395,693
6.200% 11/15/40	125,000	175,564
Teachers Insurance & Annuity Association of America
4.270% 5/15/47 (c)	175,000	204,893
Unum Group
4.000% 6/15/29	155,000	169,796
4.500% 3/15/25	330,000	366,558
USF&G Capital I
8.500% 12/15/45 (c)	95,000	149,295
XLIT Ltd.
5.500% 3/31/45	200,000	263,508
		14,954,173
Internet — 0.4%
Alphabet, Inc.
2.250% 8/15/60	185,000	174,932
Amazon.com, Inc.
4.050% 8/22/47	260,000	337,794
Netflix, Inc.
4.875% 6/15/30 (c)	166,000	189,240
Prosus NV
3.680% 1/21/30 (c)	220,000	237,347
		939,313
Investment Companies — 1.6%
Ares Capital Corp.
3.500% 2/10/23	610,000	626,575
4.200% 6/10/24	525,000	546,892
BlackRock TCP Capital Corp.
3.900% 8/23/24	170,000	172,723
4.125% 8/11/22	845,000	857,026
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	500,000	506,250
6.750% 2/01/24	200,000	205,155
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	770,000	780,049
		3,694,670
Iron & Steel — 0.2%
Vale Overseas Ltd.
6.250% 8/10/26	275,000	325,187
6.875% 11/21/36	150,000	195,254
		520,441
Machinery – Diversified — 0.1%
CNH Industrial Capital LLC
1.950% 7/02/23	130,000	132,437

	Principal Amount	Value
Media — 2.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.000% 2/01/28 (c)	$250,000	$262,500
Comcast Corp.
3.450% 2/01/50	145,000	163,801
4.600% 8/15/45	400,000	515,999
CSC Holdings LLC
4.625% 12/01/30 (c)	250,000	251,875
5.750% 1/15/30 (c)	200,000	212,500
Discovery Communications LLC
3.950% 3/20/28	130,000	147,888
4.000% 9/15/55 (c)	435,000	441,658
4.125% 5/15/29	150,000	172,559
4.650% 5/15/50	55,000	63,047
DISH DBS Corp.
7.375% 7/01/28	500,000	515,000
Grupo Televisa SAB
6.625% 3/18/25	275,000	331,203
Time Warner Cable, Inc.
4.500% 9/15/42	250,000	271,566
6.750% 6/15/39	275,000	371,886
ViacomCBS, Inc.
4.200% 5/19/32	300,000	343,307
VTR Finance NV
6.375% 7/15/28 (c)	900,000	948,375
The Walt Disney Co.
3.600% 1/13/51	345,000	388,783
6.650% 11/15/37	200,000	302,056
		5,704,003
Mining — 1.4%
First Quantum Minerals Ltd.
6.875% 3/01/26 (c)	1,000,000	963,750
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (c)	149,000	174,664
Glencore Funding LLC
3.875% 10/27/27 (c)	260,000	283,499
4.000% 4/16/25 (c)	180,000	197,566
4.625% 4/29/24 (c)	200,000	220,330
Kinross Gold Corp.
4.500% 7/15/27	225,000	255,193
5.950% 3/15/24	200,000	228,098
Perenti Finance Pty Ltd.
6.500% 10/07/25 (c) (e)	325,000	326,826
Teck Resources Ltd.
3.900% 7/15/30 (c)	220,000	230,192
5.200% 3/01/42	97,000	100,973

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.250% 7/15/41	$143,000	$165,311
		3,146,402
Miscellaneous - Manufacturing — 0.2%
Carlisle Cos., Inc.
2.750% 3/01/30	314,000	333,770
General Electric Co.
4.125% 10/09/42	12,000	12,141
6.875% 1/10/39	72,000	92,491
		438,402
Office Equipment/Supplies — 0.1%
CDW LLC / CDW Finance Corp.
4.250% 4/01/28	206,000	213,210
Oil & Gas — 2.8%
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (d)	905,000	943,462
Cenovus Energy, Inc.
4.250% 4/15/27	350,000	316,428
6.750% 11/15/39	175,000	175,936
Continental Resources, Inc.
5.000% 9/15/22	137,000	135,983
Devon Energy Corp.
5.000% 6/15/45	289,000	274,312
EQT Corp.
3.900% 10/01/27	860,000	791,737
7.875% STEP 2/01/25	380,000	421,211
Jupiter Resources, Inc
10.000% 1/31/24 (a) (f)	22,586	21,941
Laredo Petroleum, Inc.
9.500% 1/15/25	138,000	82,237
10.125% 1/15/28	170,000	100,300
Marathon Petroleum Corp.
4.500% 4/01/48	85,000	86,144
6.500% 3/01/41	175,000	213,345
Newfield Exploration Co.
5.750% 1/30/22	93,000	92,960
Occidental Petroleum Corp.
2.900% 8/15/24	187,000	158,656
5.875% 9/01/25	300,000	274,938
6.375% 9/01/28	300,000	277,710
6.600% 3/15/46	235,000	202,394
6.950% 7/01/24	177,000	171,301
Ovintiv, Inc.
6.500% 2/01/38	160,000	145,301
Patterson-UTI Energy, Inc.
3.950% 2/01/28	350,000	270,513
5.150% 11/15/29	615,000	477,323

	Principal Amount	Value
Petroleos Mexicanos
5.350% 2/12/28	$190,000	$164,350
6.375% 1/23/45	35,000	26,828
6.500% 3/13/27	65,000	60,907
6.625% 6/15/38	51,000	40,214
Saudi Arabian Oil Co.
4.250% 4/16/39 (c)	385,000	442,552
		6,368,983
Oil & Gas Services — 0.2%
National Oilwell Varco, Inc.
3.600% 12/01/29	275,000	267,100
3.950% 12/01/42	314,000	282,357
		549,457
Packaging & Containers — 0.1%
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (c)	49,000	49,174
WRKCo, Inc.
3.000% 6/15/33	155,000	168,608
		217,782
Pharmaceuticals — 1.7%
AbbVie, Inc.
4.700% 5/14/45	350,000	430,955
Bausch Health Americas, Inc.
9.250% 4/01/26 (c)	400,000	440,000
Bausch Health Cos., Inc.
5.250% 1/30/30 (c)	250,000	246,250
6.125% 4/15/25 (c)	113,000	115,684
7.000% 3/15/24 (c)	115,000	119,025
Bristol-Myers Squibb Co.
4.350% 11/15/47	205,000	270,746
Cigna Corp.
4.800% 7/15/46 (c)	185,000	231,817
CVS Health Corp.
5.050% 3/25/48	115,000	146,787
6.125% 9/15/39	25,000	34,737
CVS Pass-Through Trust
5.926% 1/10/34 (c)	187,315	216,779
7.507% 1/10/32 (c)	13,846	17,290
McKesson Corp.
4.883% 3/15/44	70,000	85,741
Mylan NV
5.250% 6/15/46	350,000	434,387
Par Pharmaceutical, Inc.
7.500% 4/01/27 (c)	488,000	511,268
Takeda Pharmaceutical Co. Ltd.
3.375% 7/09/60	235,000	247,558

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Upjohn, Inc.
2.700% 6/22/30 (c)	$280,000	$289,901
		3,838,925
Pipelines — 2.0%
Energy Transfer Operating LP
4.200% 4/15/27	320,000	331,088
4.750% 1/15/26	200,000	212,990
6.125% 12/15/45	280,000	281,061
3 mo. USD LIBOR + 4.028% 6.250% VRN (d)	740,000	482,850
5 year CMT + 5.134% 6.750% VRN (d)	270,000	207,900
EnLink Midstream Partners LP
4.150% 6/01/25	339,000	291,889
4.850% 7/15/26	154,000	133,227
3 mo. USD LIBOR + 4.110% 6.000% VRN (d)	375,000	150,000
Enterprise Products Operating LLC 3 mo. USD LIBOR + 2.570%
5.375% VRN 2/15/78	200,000	178,000
EQM Midstream Partners LP
4.750% 7/15/23	375,000	374,269
MPLX LP
4.500% 4/15/38	195,000	199,631
3 mo. USD LIBOR + 4.652% 6.875% VRN (d)	850,000	696,052
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	265,000	256,966
4.500% 12/15/26	232,000	246,673
4.700% 6/15/44	260,000	230,528
6.650% 1/15/37	175,000	191,491
Sunoco Logistics Partners Operations LP
5.300% 4/01/44	175,000	163,046
		4,627,661
Private Equity — 0.7%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (c)	175,000	174,934
Hercules Capital, Inc.
4.625% 10/23/22	945,000	956,618
KKR Group Finance Co. VI LLC
3.750% 7/01/29 (c)	280,000	322,125
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (c)	160,000	163,046
		1,616,723

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 2.3%
Agree LP
2.900% 10/01/30	$110,000	$114,094
Crown Castle International Corp.
4.750% 5/15/47	70,000	86,520
5.200% 2/15/49	58,000	76,326
ESH Hospitality, Inc.
4.625% 10/01/27 (c)	363,000	356,201
Healthcare Trust of America Holdings LP
3.500% 8/01/26	175,000	194,802
3.750% 7/01/27	240,000	266,977
Host Hotels & Resorts LP
3.500% 9/15/30	476,000	455,632
Iron Mountain, Inc.
5.250% 7/15/30 (c)	250,000	260,625
Service Properties Trust
4.950% 10/01/29	590,000	505,925
Spirit Realty LP
3.200% 1/15/27	220,000	222,822
3.400% 1/15/30	325,000	323,130
4.000% 7/15/29	385,000	400,474
4.450% 9/15/26	59,000	63,309
Store Capital Corp.
4.625% 3/15/29	250,000	268,075
Tanger Properties LP
3.750% 12/01/24	430,000	426,745
VEREIT Operating Partnership LP
3.100% 12/15/29	610,000	611,067
3.400% 1/15/28	105,000	109,630
4.625% 11/01/25	495,000	546,928
		5,289,282
Retail — 0.6%
Advance Auto Parts, Inc.
1.750% 10/01/27	70,000	69,792
AutoZone, Inc.
1.650% 1/15/31	225,000	220,276
El Puerto de Liverpool SAB de CV
3.950% 10/02/24 (c)	280,000	291,553
O’Reilly Automotive, Inc.
4.200% 4/01/30	210,000	251,838
Penske Automotive Group, Inc.
5.500% 5/15/26	500,000	515,790
		1,349,249
Semiconductors — 0.1%
KLA Corp.
3.300% 3/01/50	190,000	200,739

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Software — 0.4%
CDK Global, Inc.
5.250% 5/15/29 (c)	$256,000	$272,640
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho
10.000% 11/30/24 (c)	50,000	52,950
Oracle Corp.
3.600% 4/01/50	210,000	236,705
Solera LLC/ Solera Finance, Inc.
10.500% 3/01/24 (c)	237,000	247,665
		809,960
Telecommunications — 2.0%
AT&T, Inc.
3.500% 9/15/53 (c)	617,000	596,530
3.550% 9/15/55 (c)	814,000	788,907
CommScope, Inc.
8.250% 3/01/27 (c)	850,000	884,000
Empresa Nacional de Telecomunicaciones SA
4.875% 10/30/24 (c)	200,000	213,780
Hughes Satellite Systems Corp.
6.625% 8/01/26	444,000	480,497
Qwest Corp
6.750% 12/01/21	156,000	164,744
Sprint Capital Corp.
6.875% 11/15/28	500,000	625,000
T-Mobile USA, Inc.
5.375% 4/15/27	165,000	176,121
Telefonica Emisiones SAU
4.665% 3/06/38	335,000	386,099
Verizon Communications, Inc.
6.550% 9/15/43	157,000	255,562
		4,571,240
Transportation — 0.5%
CSX Corp.
4.750% 11/15/48	145,000	192,500
Kansas City Southern
2.875% 11/15/29	146,000	154,764
Kenan Advantage Group, Inc.
7.875% 7/31/23 (c)	720,000	698,400
		1,045,664

TOTAL CORPORATE DEBT (Cost $103,189,257)		107,919,166

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.7%
Automobile Asset-Backed Securities — 1.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (c)	$222,000	$224,804
Hertz Vehicle Financing II LP
Series 2018-1A, Class B, 3.600% 2/25/24 (c)	650,000	644,433
Series 2019-2A, Class C, 4.260% 5/25/25 (c)	730,000	706,014
Series 2017-2A, Class C, 5.310% 10/25/23 (c)	100,000	96,894
OneMain Direct Auto Receivables Trust
Series 2019-1A, Class C, 4.190% 11/14/28 (c)	888,000	933,318
Series 2019-1A, Class D, 4.680% 4/14/31 (c)	422,000	438,262
Santander Revolving Auto Loan Trust
Series 2019-A, Class B, 2.800% 1/26/32 (c)	195,000	205,174
Series 2019-A, Class C, 3.000% 1/26/32 (c)	121,000	122,509
Series 2019-A, Class D, 3.450% 1/26/32 (c)	957,000	953,546
		4,324,954
Commercial Mortgage-Backed Securities — 6.4%
Aventura Mall Trust, Series 2018-AVM, Class D,
4.249% VRN 7/05/40 (c) (g)	530,000	420,393
BAMLL Commercial Mortgage Securities Trust
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 1.502% FRN 9/15/34 (c)	150,000	140,253
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (c) (g)	440,000	396,531
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (c) (g)	540,000	436,657
BANK, Series 2019-BN17, Class C,
4.670% VRN 4/15/52 (g)	331,000	355,163
BBCMS Mortgage Trust
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (c) (g)	400,000	355,663
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (c) (g)	280,000	229,827
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (c) (g)	270,000	203,117

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.652% FRN 7/15/35 (c)	$900,000	$834,773
BX Commercial Mortgage Trust
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.852% FRN 11/15/35 (c)	504,000	499,940
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.952% FRN 10/15/36 (c)	356,936	353,614
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.152% FRN 10/15/36 (c)	654,066	646,344
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
2.302% FRN 12/15/37 (c)	572,453	565,334
Century Plaza Towers
Series 2019-CPT, Class D, 3.097% VRN 11/13/39 (c) (g)	225,000	224,355
Series 2019-CPT, Class E, 3.097% VRN 11/13/39 (c) (g)	316,000	298,296
Citigroup Commercial Mortgage Trust
Series 2019-GC41, Class C, 3.502% 8/10/56	222,000	219,554
Series 2019-SMRT, Class C, 4.682% 1/10/36 (c)	315,000	331,259
Commercial Mortgage Pass-Through Certificates
Series 2014-UBS2, Class AM, 4.199% 3/10/47	100,000	107,433
Series 2015-CR23, Class C, 4.435% VRN 5/10/48 (g)	110,000	110,742
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
1.752% FRN 5/15/36 (c)	560,000	554,401
DC Office Trust
Series 2019-MTC, Class D, 3.174% VRN 9/15/45 (c) (g)	357,000	353,511
Series 2019-MTC, Class E, 3.174% VRN 9/15/45 (c) (g)	622,000	521,183
GB Trust
Series 2020-FLIX, Class C, 1 mo. USD LIBOR + 1.600% 1.752% FRN 8/15/37 (c)	242,000	242,000
Series 2020-FLIX, Class D, 1 mo. USD LIBOR + 2.350% 2.502% FRN 8/15/37 (c)	394,000	394,000

	Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2018-GS10, Class D
3.000% 7/10/51 (c)	$599,000	$422,809
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E,
3.558% VRN 7/10/39 (c) (g)	630,000	616,045
Jackson Park Trust, Series 2019-LIC, Class D,
3.242% VRN 10/14/39 (c) (g)	686,000	681,810
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class E,
3.909% VRN 6/05/39 (c) (g)	553,000	505,874
JPMBB Commercial Mortgage Securities Trust
Series 2015-C27, Class C, 4.445% VRN 2/15/48 (g)	1,065,400	1,065,197
Series 2014-C21, Class C, 4.813% VRN 8/15/47 (g)	300,000	289,254
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.952% FRN 5/15/36 (c)	263,000	260,125
Manhattan West
Series 2020-1MW, Class C, 2.413% VRN 9/10/39 (c) (g)	601,000	599,591
Series 2020-1MW, Class D, 2.413% VRN 9/10/39 (c) (g)	440,000	427,996
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (c)	205,000	212,028
Series 2020-ABC, Class B, 3.477% VRN 2/10/42 (c) (g)	215,000	218,372
MKT Mortgage Trust, Series 2020-525M, Class E,
2.941% VRN 2/12/40 (c) (g)	213,000	198,818
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class C,
3.848% VRN 5/15/48 (g)	140,000	137,139
WF-RBS Commercial Mortgage Trust
Series 2012-C8, Class C, 5.048% VRN 8/15/45 (g)	100,000	96,335
Series 2011-C5, Class C, 5.844% VRN 11/15/44 (c) (g)	170,000	171,279
Series 2011-C5, Class D, 5.844% VRN 11/15/44 (c) (g)	115,000	111,392
		14,808,407
Home Equity Asset-Backed Securities — 0.1%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%
0.388% FRN 10/25/34 (c)	52,729	52,293

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Mastr Asset-Backed Securities Trust, Series 2005, Class NC1 M1, 1 mo. USD LIBOR + .720%
0.868% FRN 12/25/34	$92,326	$82,786
		135,079
Other Asset-Backed Securities — 14.5%
321 Henderson Receivables LLC, Series 2015-1A, Class A
3.260% 9/15/72 (c)	69,280	72,075
AASET Trust
Series 2019-1, Class A, 3.844% 5/15/39 (c)	368,980	343,834
Series 2018-2A, Class A, 4.454% 11/18/38 (c)	617,376	574,202
Series 2019-2, Class C, 6.413% 10/16/39 (c)	1,133,714	539,334
AGL CLO 7 Ltd., Series 2020-7A, Class A1, 3 mo. USD LIBOR + 1.800%
2.050% FRN 7/15/31 (c)	300,000	300,688
AIMCO CLO Series Ltd., Series 2018-AA, Class B, 3 mo. USD LIBOR + 1.400%
1.673% FRN 4/17/31 (c)	250,000	245,284
Anchorage Capital CLO Ltd.
Series 2019-11A, Class A, 3 mo. USD LIBOR + 1.390% 1.648% FRN 7/22/32 (c)	500,000	500,079
Series 2020-15A, Class A, 3 mo. USD LIBOR + 1.850% 2.089% FRN 7/20/31 (c)	250,000	250,903
Series 2019-11A, Class C, 3 mo. USD LIBOR + 3.000% 3.258% FRN 7/22/32 (c)	250,000	250,542
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD LIBOR + .900%
1.048% FRN 10/25/34	251,197	230,494
Ascentium Equipment Receivables Trust, Series 2019-2A, Class E
3.780% 5/10/27 (c)	787,000	788,625
Atrium XV, Series 15A, Class B, 3 mo. USD LIBOR + 1.750%
2.006% FRN 1/23/31 (c)	250,000	246,860
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600%
3.875% FRN 1/15/28 (c)	250,000	238,510
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, 3 mo. USD LIBOR + 3.500%
3.775% FRN 1/15/29 (c)	250,000	235,245

	Principal Amount	Value
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class B, 3 mo. USD LIBOR + 1.950%
2.225% FRN 10/15/32 (c)	$250,000	$250,155
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A,
4.213% STEP 12/16/41 (c)	385,417	342,990
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (c)	83,856	84,235
Series 2017-1A, Class B, 3.240% 5/25/29 (c)	69,273	68,031
Canyon Capital CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 2.750%
3.025% FRN 10/15/32 (c)	250,000	247,272
Capital Automotive REIT
Series 2014-1A, Class A, 3.660% 10/15/44 (c)	94,478	94,316
Series 2017-1A, Class A2, 4.180% 4/15/47 (c)	150,177	150,648
CARS-DB4 LP
Series 2020-1A, Class B1, 4.170% 2/15/50 (c)	242,000	249,717
Series 2020-1A, Class B3, 4.950% 2/15/50 (c)	671,000	679,900
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (c)	207,816	192,325
CF Hippolyta LLC, Series 2020-1, Class B1
2.280% 7/15/60 (c)	128,000	130,236
CIFC Funding Ltd., Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180%
1.453% FRN 11/16/30 (c)	250,000	247,806
CLI Funding LLC, Series 2014-2A, Class A
3.380% 10/18/29 (c)	37,619	37,622
CLI Funding VI LLC, Series 2019-1A, Class B
4.640% 5/18/44 (c)	111,052	109,509
Crestline Denali CLO XIV Ltd.
Series 2016-1A, Class A1R, 3 mo. USD LIBOR + 1.280% 1.536% FRN 10/23/31 (c)	349,770	343,189
Series 2016-1A, Class BR, 3 mo. USD LIBOR + 1.800% 2.056% FRN 10/23/31 (c)	250,000	243,138

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
CWABS Asset-Backed Certificates Trust, Series 2005-4, Class MV5, 1 mo. USD LIBOR + 1.005%
1.153% FRN 10/25/35	$440,000	$423,010
DB Master Finance LLC
Series 2019-1A, Class A2II, 4.021% 5/20/49 (c)	322,740	341,345
Series 2019-1A, Class A23, 4.352% 5/20/49 (c)	292,050	319,254
Domino’s Pizza Master Issuer LLC
Series 2019-1A, Class A2, 3.668% 10/25/49 (c)	248,125	263,408
Series 2018-1A, Class A2I, 4.116% 7/25/48 (c)	264,600	279,615
Series 2017-1A, Class A23, 4.118% 7/25/47 (c)	165,325	176,516
Series 2015-1A, Class A2II, 4.474% 10/25/45 (c)	595,200	632,905
Eaton Vance CLO Ltd., Series 2013-1A, Class BRR, 3 mo. USD LIBOR + 2.800%
3.075% FRN 1/15/28 (c)	250,000	250,004
Elara HGV Timeshare Issuer LLC
Series 2016-A, Class A, 2.730% 4/25/28 (c)	106,489	106,034
Series 2016-A, Class B, 3.220% 4/25/28 (c)	64,932	63,556
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450%
1.722% FRN 4/20/31 (c)	450,000	450,174
Elmwood CLO III Ltd., Series 2019-3A, Class A1, 3 mo. USD LIBOR + 1.370%
1.645% FRN 10/15/32 (c)	250,000	249,347
Falcon Aerospace Ltd., Series 2019-1, Class C
6.656% 9/15/39 (c)	318,930	127,674
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (c)	51,418	52,316
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class C, 3 mo. USD LIBOR + 2.700%
2.972% FRN 10/20/32 (c)	250,000	248,183
Goodgreen Trust
Series 2016-1A, Class A, 3.230% 10/15/52 (c)	251,684	261,618
Series 2017-1A, Class A, 3.740% 10/15/52 (c)	137,192	144,695
Series 2019-2A, Class B, 3.860% 10/15/54 (c)	155,813	158,618

	Principal Amount	Value
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD LIBOR + 1.700%
1.972% FRN 1/20/31 (c)	$280,000	$279,119
Helios Issuer LLC, Series 2017-1A, Class A
4.940% 9/20/49 (c)	253,484	269,835
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (c)	110,465	112,012
Series 2017-3A, Class A1, 3.190% 9/20/48 (c)	142,799	147,167
Series 2017-2A, Class A1, 3.280% 9/20/48 (c)	55,240	57,152
Series 2016-4A, Class A2, 4.290% 9/20/47 (c)	111,062	116,690
Horizon Aircraft Finance I Ltd., Series 2018-1, Class B
5.270% 12/15/38 (c)	225,200	172,026
Horizon Aircraft Finance II Ltd., Series 2019-1, Class B
4.703% 7/15/39 (c)	273,167	204,113
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (c)	506,992	464,828
HPS Loan Management Ltd., Series 15A-19, Class C, 3 mo. USD LIBOR + 2.700%
2.958% FRN 7/22/32 (c)	250,000	247,169
ICG US CLO Ltd., Series 2019-1A, Class A1A, 3 mo. USD LIBOR + 1.380%
1.625% FRN 10/26/32 (c)	250,000	248,174
J.G. Wentworth XLIII LLC, Series 2019-1A, Class B
4.510% 8/15/73 (c)	138,000	144,678
Kayne CLO 4 Ltd., Series 2019-4A, Class B1, 3 mo. USD LIBOR + 2.100%
2.345% FRN 4/25/32 (c)	250,000	251,368
KDAC Aviation Finance Ltd., Series 2017-1A, Class A
4.212% 12/15/42 (c)	335,189	294,422
Kestrel Aircraft Fundig Limited, Series 2018-1A, Class A
4.250% 12/15/38 (c)	382,121	331,709
KKR Financial CLO Ltd., Series 26, Class B1, 3 mo. USD LIBOR + 2.050%
2.325% FRN 7/15/32 (c)	250,000	250,216

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
KREF Ltd., Series 2018-FL1, Class D, 1 mo. USD LIBOR + 2.550%
2.701% FRN 6/15/36 (c)	$450,000	$432,315
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (c)	362,292	320,293
Lunar Aircraft Ltd.
Series 2020-1A, Class A, 3.376% 2/15/45 (c)	215,661	199,781
Series 2020-1A, Class B, 4.335% 2/15/45 (c)	137,424	89,741
Series 2020-1A, Class C, 6.413% 2/15/45 (c)	203,989	83,271
MACH 1 Cayman Ltd., Series 2019-1, Class B
4.335% 10/15/39 (c)	341,850	257,661
Madison Park Funding Ltd., Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600%
1.875% FRN 7/15/30 (c)	950,000	933,338
Magnetite XV Ltd., Series 2015-15A, Class CR, 3 mo. USD LIBOR + 1.800%
2.045% FRN 7/25/31 (c)	490,000	475,911
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (c)	47,471	50,956
MP CLO III Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250%
1.522% FRN 10/20/30 (c)	250,000	246,939
NP SPE LLC, Series 2017-1A, Class A2
4.219% 10/21/47 (c)	380,000	390,561
OHA Credit Funding Ltd.
Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330% 1.588% FRN 10/22/32 (c)	250,000	248,555
Series 2015-11A, Class CR, 3 mo. USD LIBOR + 2.150% 2.422% FRN 1/20/32 (c)	300,000	291,896
OneMain Financial Issuance Trust
Series 2019-2A, Class A, 3.140% 10/14/36 (c)	1,700,000	1,811,684
Series 2020-2A, Class D, 3.450% 9/14/35 (c)	280,000	279,188
Series 2019-2A, Class C, 3.660% 10/14/36 (c)	400,000	418,027
Orange Lake Timeshare Trust, Series 2019-A, Class D
4.930% 4/09/38 (c)	550,171	506,762

	Principal Amount	Value
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (c)	$344,000	$348,917
Park Place Securities, Inc., Series 2005-WCW3, Class M1, 1 mo. USD LIBOR + .480%
0.628% FRN 8/25/35	37,937	37,527
Pioneer Aircraft Finance Ltd., Series 2019-1, Class B
4.948% 6/15/44 (c)	341,661	239,199
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2
3.858% 12/05/49 (c)	505,183	475,140
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.998% FRN 2/25/23 (c)	210,000	204,963
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + .280%
0.428% FRN 5/25/36	5,846	5,821
Rockford Tower CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.720%
1.973% FRN 5/20/31 (c)	250,000	246,485
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
1.365% FRN 1/15/30 (c)	500,000	494,763
Sierra Receivables Funding LLC
Series 2015-3A, Class B, 3.080% 9/20/32 (c)	11,164	11,153
Series 2020-2A, Class C, 3.510% 7/20/37 (c)	143,566	144,938
Series 2016-1A, Class B, 3.670% 3/21/33 (c)	25,530	25,446
Series 2019-1A, Class D, 4.750% 1/20/36 (c)	376,853	363,829
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
2.570% FRN 8/18/31 (c)	490,000	457,656
Store Master Funding I-VII and XIV
Series 2019-1, Class A4, 4.490% 11/20/49 (c)	766,792	748,326
Series 2018-1A, Class A4, 4.740% 10/20/48 (c)	237,700	248,890
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (c)	114,438	123,135

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (c)	$292,537	$338,467
Taco Bell Funding LLC
Series 2018-1A, Class A2II, 4.940% 11/25/48 (c)	304,575	325,166
Series 2016-1A, Class A23, 4.970% 5/25/46 (c)	425,700	457,183
Textainer Marine Containers VII Ltd., Series 2019-1A, Class B
5.280% 4/20/44 (c)	189,747	189,747
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.700%
1.972% FRN 1/20/31 (c)	490,000	484,218
TICP CLO VI Ltd, Series 2016-6A, Class DR, 3 mo. USD LIBOR + 3.300%
3.575% FRN 1/15/29 (c)	350,000	342,437
TICP CLO XIV Ltd., Series 2019-14A, Class A2, 3 mo. USD LIBOR + 1.900%
2.172% FRN 10/20/32 (c)	250,000	250,131
Tif Funding II LLC, Series 2020-1A, Class A
2.090% 8/20/45 (c)	145,088	144,849
Trinity Rail Leasing LP
Series 2019-2A, Class A2, 3.100% 10/18/49 (c)	700,000	682,729
Series 2018-1A, Class A2, 4.620% 6/17/48 (c)	430,000	437,067
Triton Container Finance VIII LLC, Series 2020-1A, Class A
2.110% 9/20/45 (c)	700,000	700,900
Vantage Data Centers LLC, Series 2020-2A, Class A2
1.992% 9/15/45 (c) (e) (g)	300,000	300,137
VSE VOI Mortgage LLC, Series 2016-A, Class B
2.740% 7/20/33 (c)	32,775	32,335
Wave USA
4.581% 9/15/44 (c)	608,521	428,231
Westgate Resorts LLC, Series 2017-1A, Class A
3.050% 12/20/30 (c)	72,111	71,891
Willis Engine Structured Trust III, Series 2017-A, Class A,
4.690% STEP 8/15/42 (c)	361,272	306,097
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (c)	225,699	190,364
		33,321,730

	Principal Amount	Value
Student Loans Asset-Backed Securities — 5.8%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
1.648% FRN 7/25/58 (c)	$130,000	$114,796
Brazos Higher Education Authority, Inc.,
1.652% 6/25/42	450,000	430,543
College Avenue Student Loans LLC
Series 2019-A, Class C, 4.460% 12/28/48 (c)	225,000	222,708
Series 2019-A, Class D, 5.500% 12/28/48 (c)	174,000	166,545
Commonbond Student Loan Trust, Series 2017-AGS, Class C
5.280% 5/25/41 (c)	72,066	74,410
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (c)	87,323	87,121
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, PRIME - 1.150%
3.600% FRN 12/01/47 (c)	290,561	287,128
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450%
0.700% FRN 8/25/42	505,934	439,788
KeyCorp Student Loan Trust, Series 1999-B, Class CTFS, 3 mo. USD LIBOR + .900%
1.150% FRN 11/25/36	7,525	7,511
Navient Private Education Refi Loan Trust
Series 2020-DA, Class B, 3.330% 5/15/69 (c)	1,003,000	988,260
Series 2018-CA, Class B, 4.220% 6/16/42 (c)	530,000	536,016
Navient Student Loan Trust
Series 2019-BA, Class A2B, 1 mo. USD LIBOR + .980% 1.132% FRN 12/15/59 (c)	1,000,000	998,020
Series 2018-1A, Class B, 1 mo. USD LIBOR + 1.200% 1.348% FRN 3/25/67 (c)	250,000	236,127
Series 2018-EA, Class B, 4.440% 12/15/59 (c)	140,000	145,575
Nelnet Private Education Loan Trust
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 1.898% FRN 12/26/40 (c)	49,178	46,975
Series 2016-A, Class A1B, 3.600% 12/26/40 (c)	55,086	55,369

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 0.475% FRN 6/25/41	$120,687	$104,411
Series 2012-2A, Class B, 1 mo. USD LIBOR + 1.000% 1.148% FRN 11/25/36 (c)	200,000	188,189
Series 2012-1A, Class B, 1 mo. USD LIBOR + 1.000% 1.148% FRN 6/25/42 (c)	150,000	135,556
Series 2012-4A, Class B, 1 mo. USD LIBOR + 1.000% 1.148% FRN 7/26/49 (c)	350,000	317,734
Series 2005-4, Class A4R2, 28 day ARS 1.191% FRN 3/22/32	145,411	139,588
Series 2018-5A, Class B, 1 mo. USD LIBOR + 1.450% 1.598% FRN 2/25/67 (c)	800,000	751,154
Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 10/25/47 (c)	440,000	413,249
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 5/26/54 (c)	100,000	94,908
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 1.675% FRN 6/25/41 (c)	100,000	94,680
SLM Student Loan Trust
Series 2006-2, Class R, 0.000% 1/25/41	1,363	820,956
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 0.445% FRN 1/25/70	162,362	144,886
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.455% FRN 10/25/40	135,088	120,774
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.535% FRN 1/25/44	325,628	290,133
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 0.545% FRN 1/25/41	405,280	363,429
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 0.715% FRN 10/25/64	109,372	97,137
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 0.845% FRN 10/25/65 (c)	910,000	888,961
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 1.191% FRN 1/27/42	303,457	268,537
SMB Private Education Loan Trust
Series 2019-A, Class B, 4.000% 11/17/42 (c)	185,000	190,637

	Principal Amount	Value
Series 2015-C, Class C, 4.500% 9/17/46 (c)	$350,000	$377,131
SoFi Professional Loan Program LLC
Series 2018-A, Class R1, 0.000%2/25/42 (c)	1,000,000	413,442
Series 2019-A, Class R1, 0.000%6/15/48 (c)	1,361,200	322,468
Series 2017-D, Class R1, 0.000% 9/25/40 (c)	1,000,000	345,020
Series 2018-D, Class R1, 0.000% 2/25/48 (c)	911,500	201,533
Series 2017-D, Class BFX, 3.610% 9/25/40 (c)	500,000	496,336
Series 2017-C, Class C, 4.210% VRN 7/25/40 (c) (g)	180,000	182,522
Series 2017-A, Class C, 4.430% VRN 3/26/40 (c) (g)	170,000	156,760
South Carolina Student Loan Corp.
Series 2015-A, Class A, 1 mo. USD LIBOR + 1.500% 1.648% FRN 1/25/36	86,938	84,423
Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 1.655% FRN 8/01/35	550,000	527,859
		13,369,305
Whole Loan Collateral Collateralized Mortgage Obligations — 1.0%
Angel Oak Mortgage Trust I LLC
Series 2019-4, Class M1, 3.459% VRN 7/26/49 (c) (g)	492,000	497,257
Series 2019-2, Class M1, 4.065% VRN 3/25/49 (c) (g)	260,000	264,928
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.091% VRN 8/25/34 (g)	13,223	12,931
Countrywide Home Loans, Inc.
Series 2004-2, Class 1A1, 3.666% VRN 2/25/34 (g)	8,260	7,974
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (g)	2,240	2,148
Deephaven Residential Mortgage Trust
Series 2019-3A, Class M1, 3.405% VRN 7/25/59 (c) (g)	800,000	804,828
Series 2019-1A, Class M1, 4.402% VRN 1/25/59 (c) (g)	250,000	252,817
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1,
3.490% VRN 8/25/34 (g)	3,581	3,615
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A,
3.165% VRN 8/25/34 (g)	21,854	21,790

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.500% VRN 1/25/47 (c) (g)	$297,426	$303,196
Merrill Lynch Mortgage Investors, Inc.
Series 2003-A4, Class IA, 3.032% VRN 7/25/33 (g)	1,045	996
Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (g)	1,028	1,015
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A,
2.970% VRN 3/25/34 (g)	7,852	7,794
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%
2.419% FRN 4/25/44	25,468	24,358
		2,205,647

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $71,006,135)		68,165,122

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Colombia Government International Bond
6.125% 1/18/41	440,000	564,300
Mexico Government International Bond
4.750% 3/08/44	614,000	669,567
6.750% 9/27/34	375,000	502,875
		1,736,742

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,635,346)		1,736,742

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 16.6%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp.
Series 2617, Class Z, 5.500% 5/15/33	69,434	80,299
Series 2693, Class Z, 5.500% 10/15/33	127,235	144,469
Series 2178, Class PB, 7.000% 8/15/29	7,175	8,144
		232,912
Pass-Through Securities — 16.1%
Federal Home Loan Mortgage Corp.
Pool #G01311 7.000% 9/01/31	666	781

	Principal Amount	Value
Pool #C80207 7.500% 9/01/24	$434	$475
Pool #C00530 7.500% 7/01/27	461	521
Pool #C00563 7.500% 11/01/27	1,671	1,900
Pool #C00612 7.500% 4/01/28	55	63
Pool #C55867 7.500% 2/01/30	1,924	2,169
Federal National Mortgage Association
Pool #MA3029 3.000% 6/01/32	612,271	645,373
Pool #MA3090 3.000% 8/01/32	260,040	274,099
Pool #AR3007 3.000% 2/01/43	160,877	171,336
Pool #725692 1 year CMT + 2.137% 3.138% FRN 10/01/33	31,854	33,365
Pool #888586 1 year CMT + 2.196% 3.326% FRN 10/01/34	85,825	90,440
Pool #AS1304 3.500% 12/01/28	144,694	155,587
Pool #AV1897 3.500% 12/01/28	25,733	27,670
Pool #AV2325 3.500% 12/01/28	75,536	81,222
Pool #MA1356 3.500% 2/01/43	988,112	1,072,486
Pool #CA6096 3.500% 6/01/50	2,183,601	2,346,854
Pool #FM4017 3.500% 8/01/50	199,704	211,514
Pool #CA1909 4.500% 6/01/48	1,025,750	1,110,658
Pool #AD6437 5.000% 6/01/40	52,798	60,516
Pool #AD6996 5.000% 7/01/40	342,334	392,374
Pool #AL8173 5.000% 2/01/44	137,202	156,099
Pool #575579 7.500% 4/01/31	3,350	3,928
Pool #535996 7.500% 6/01/31	563	660
Government National Mortgage Association I
Pool #579140 6.500% 1/15/32	579	662
Pool #587280 6.500% 9/15/32	887	1,001
Pool #550659 6.500% 9/15/35	64,563	75,601
Pool #538689 6.500% 12/15/35	12,818	15,141
Pool #780651 7.000% 10/15/27	692	771
Pool #462384 7.000% 11/15/27	386	432
Pool #482668 7.000% 8/15/28	767	868
Pool #581417 7.000% 7/15/32	676	770
Pool #423836 8.000% 8/15/26	490	545
Pool #444619 8.000% 3/15/27	4,564	5,072
Government National Mortgage Association II
Pool# MA6656 3.000% 5/20/50	2,289,254	2,402,405
Pool# MA6710 3.000% 6/20/50	2,303,475	2,422,368
Pool #MA4321 3.500% 3/20/47	1,584,486	1,694,955
Government National Mortgage Association II TBA
Pool #548 3.000% 10/21/50 (e)	1,850,000	1,936,863
Pool #1635 3.500% 10/21/50 (e)	7,330,000	7,719,406
Uniform Mortgage Backed Securities TBA
Pool #505 2.000% 10/19/35 (e)	7,250,000	7,536,601
Pool #1082 2.000% 10/14/50 (e)	3,775,000	3,903,586

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #17115 3.500% 10/14/50 (e)	$2,300,000	$2,424,703
		36,981,840
Whole Loans — 0.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2019-DNA3, Class M2, 1 mo. USD LIBOR + 2.050%
2.198% FRN 7/25/49 (c)	285,628	279,811
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R04, Class 2M2, 1 mo. USD LIBOR + 2.100% 2.248% FRN 6/25/39 (c)	143,385	142,412
Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 2.298% FRN 9/25/31 (c)	87,891	87,660
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 2.448% FRN 8/25/31 (c)	287,158	285,368
		795,251

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $37,824,341)		38,010,003

U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bonds & Notes — 2.7%
U.S. Treasury Bond
2.250% 8/15/49 (h)	2,470,000	2,944,698
3.500% 2/15/39	1,200,000	1,685,905
U.S. Treasury Note
0.375% 4/30/25	1,500,000	1,508,928
		6,139,531

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,199,712)		6,139,531

TOTAL BONDS & NOTES (Cost $219,854,791)		221,970,564

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $710,400)		471,770

	Number of Shares	Value
WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Chemicals — 0.0%
Hercules LLC, Expires 3/31/29, Strike 0.09 (a) (b) (f)	150	$3,780

TOTAL WARRANTS (Cost $0)		3,780

TOTAL LONG-TERM INVESTMENTS (Cost $220,907,419)		222,720,617
	Principal Amount
SHORT-TERM INVESTMENTS — 12.6%
Commercial Paper — 12.2%
American Honda Finance Corp.
0.315% 11/19/20	$3,000,000	2,998,929
AT&T, Inc.
0.213% 12/10/20 (c)	1,000,000	999,375
Avangrid, Inc.
0.223% 12/07/20 (c)	1,000,000	999,594
0.233% 12/07/20 (c)	2,000,000	1,999,188
Bemis Co., Inc.
0.183% 10/21/20 (c)	3,000,000	2,999,677
Carnival Corp.
1.902% 11/25/20 (c)	2,000,000	1,987,845
Dominion Resources
0.203% 10/13/20	3,000,000	2,999,810
Harley-Davidson, Inc.
0.254% 10/08/20 (c)	1,000,000	999,962
Intercontinental Exchange, Inc.
0.376% 12/02/20 (a)(c)	3,000,000	2,998,044
LyondellBasell Industries NV
0.162% 10/28/20 (c)	1,000,000	999,853
Nrw. Bank
0.162% 11/03/20 (c)	3,000,000	2,999,660
Nutrien Ltd.
0.223% 12/17/20 (c)	3,000,000	2,998,557
Spire, Inc.
0.152% 11/02/20 (c)	1,000,000	999,824
Suncor Energy, Inc.
0.223% 11/23/20 (c)	1,000,000	999,691
		27,980,009

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bill — 0.4%
U.S. Treasury Bill
0.000% 10/06/20	$1,000,000	$999,991

TOTAL SHORT-TERM INVESTMENTS (Cost $28,986,511)		28,980,000

TOTAL INVESTMENTS — 109.7% (Cost $249,893,930) (i)		251,700,617

Other Assets/(Liabilities) — (9.7)%		(22,183,880)

NET ASSETS — 100.0%		$229,516,737

Abbreviation Legend

ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $3,024,572 or 1.32% of net assets.

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $115,179,973 or 50.18% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	Investment was valued using significant unobservable inputs.
(g)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(h)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD	800,000	$101,520	$39,994	$61,526

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	13,410,000	$370,250	$670,406	$(300,156)
									$471,770	$710,400	$(238,630)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/13/20	USD	106,443	CHF	99,609	$(1,738)
Bank of America N.A.*	10/13/20	RUB	7,228,532	USD	100,341	(7,420)
Bank of America N.A.*	11/10/20	MXN	1,916,957	USD	87,000	(693)
Bank of America N.A.*	11/17/20	USD	382,000	EUR	322,275	3,789
Bank of America N.A.*	10/13/20	PLN	2,561,137	USD	649,144	13,450
Bank of America N.A.*	10/13/20	USD	195,000	RUB	15,272,498	(1,324)
Barclays Bank PLC*	11/17/20	USD	253,560	ILS	862,230	1,729
Citibank N.A.*	10/13/20	TRY	1,740,173	USD	230,401	(5,567)
Citibank N.A.*	11/10/20	BRL	2,266,776	USD	438,058	(34,837)
Citibank N.A.*	11/16/20	PKR	6,689,150	USD	41,000	(991)
Citibank N.A.*	11/17/20	USD	152,116	CHF	137,732	2,387
Goldman Sachs International*	10/06/20	USD	357,549	MXN	8,034,975	(5,662)
Goldman Sachs International*	10/06/20	MXN	8,034,975	USD	343,044	20,167
Goldman Sachs International*	10/13/20	USD	155,000	PLN	582,880	4,202
Goldman Sachs International*	11/10/20	MXN	1,215,217	USD	54,536	176
Goldman Sachs International*	1/12/21	MXN	8,034,975	USD	353,637	5,609
JP Morgan Chase Bank N.A.*	10/06/20	USD	157,505	BRL	892,344	(1,368)
JP Morgan Chase Bank N.A.*	10/06/20	BRL	892,344	USD	161,847	(2,974)
JP Morgan Chase Bank N.A.*	10/13/20	USD	242,956	TRY	1,740,173	18,122
JP Morgan Chase Bank N.A.*	11/10/20	BRL	214,624	USD	38,000	178
JP Morgan Chase Bank N.A.*	11/16/20	PKR	5,521,717	USD	34,131	(1,105)
JP Morgan Chase Bank N.A.*	11/17/20	USD	130,000	EUR	111,761	(1,158)
JP Morgan Chase Bank N.A.*	11/24/20	INR	7,542,390	USD	102,000	(289)
JP Morgan Chase Bank N.A.*	11/24/20	USD	260,537	SGD	357,261	(1,199)
JP Morgan Chase Bank N.A.*	1/12/21	BRL	892,344	USD	157,089	1,356
Morgan Stanley & Co. LLC*	10/13/20	ZAR	4,292,379	USD	249,902	6,013
Morgan Stanley & Co. LLC*	10/20/20	AUD	205,527	USD	144,544	2,670
Morgan Stanley & Co. LLC*	11/24/20	AUD	233,701	USD	167,654	(242)
						$13,281

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/21/20	31	$5,471,527	$(6,808)
U.S. Treasury Ultra Bond	12/21/20	58	13,041,695	(176,570)
U.S. Treasury Note 2 Year	12/31/20	164	36,221,472	16,122
				$(167,256)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
90 Day Eurodollar	12/14/20	2	$(487,568)	$(11,207)
U.S. Treasury Ultra 10 Year	12/21/20	45	(7,180,828)	(15,656)
U.S. Treasury Note 5 Year	12/31/20	8	(1,007,944)	(306)
90 Day Eurodollar	3/15/21	2	(487,743)	(11,282)
90 Day Eurodollar	9/13/21	3	(731,728)	(16,847)
90 Day Eurodollar	3/14/22	3	(731,503)	(16,847)
90 Day Eurodollar	9/19/22	3	(731,203)	(16,997)
90 Day Eurodollar	3/13/23	2	(487,168)	(11,432)
90 Day Eurodollar	12/18/23	3	(730,078)	(16,997)
90 Day Eurodollar	12/16/24	6	(1,458,353)	(32,872)
				$(150,443)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 35†	1.00%	Quarterly	12/20/2025	USD	900,000	$(18,757)	$(22,051)	$3,294
CDX.NA.IG Series 35†	1.00%	Quarterly	12/20/2025	USD	1,100,000	(22,925)	(26,286)	3,361
						$(41,682)	$(48,337)	$6,655

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
EUR	Euro
ILS	Israeli Shekel
INR	Indian Rupee
MXN	Mexican Peso
PKR	Pakistan Rupee
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	New Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund — Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	78.9%
Cayman Islands	6.5%
Canada	2.3%
United Kingdom	2.0%
Bermuda	1.7%
Netherlands	1.3%
Mexico	1.1%
Luxembourg	0.5%
Norway	0.4%
Ireland	0.4%
United Arab Emirates	0.3%
Switzerland	0.3%
Colombia	0.2%
Finland	0.2%
Saudi Arabia	0.2%
Germany	0.2%
Spain	0.2%
Australia	0.1%
Panama	0.1%
Japan	0.1%
Chile	0.1%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 0.1%
COMMON STOCK — 0.1%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b)	329,969	$9,899
Consumer, Non-cyclical — 0.0%
Agriculture — 0.0%
Pinnacle Operating Corp. (a) (b)	313,098	—
Energy — 0.1%
Oil & Gas — 0.1%
Fieldwood Energy LLC (a)	10,961	110
Fieldwood Energy LLC (a)	44,668	447
Jupiter Resources, Inc. (a)	610,239	457,679
		458,236

TOTAL COMMON STOCK (Cost $4,333,621)		468,135

TOTAL EQUITIES (Cost $4,333,621)		468,135
	Principal Amount
BONDS & NOTES — 95.9%
BANK LOANS — 3.3%
Oil & Gas — 0.0%
Fieldwood Energy LLC, Exit 2nd Lien Term Loan,
0.000% 4/11/23 (c)	$3,084,695	710
Packaging & Containers — 1.3%
BWAY Holding Co., 2017 Term Loan B, 3 mo. LIBOR + 3.250%
3.523% VRN 4/03/24	4,561,635	4,273,704
Consolidated Energy Finance, SA, Term Loan B, 1 mo. LIBOR + 2.500%
2.656% VRN 5/07/25	3,134,577	2,848,547
Trident TPI Holdings, Inc., 2017 USD Term Loan B1, 3 mo. LIBOR + 3.000%
4.000% VRN 10/17/24	673,839	656,151
		7,778,402
Software — 2.0%
Banff Merger Sub, Inc., 2018 USD Term Loan B, 1 mo. LIBOR + 4.250%
4.397% VRN 10/02/25	2,868,814	2,778,189

	Principal Amount	Value
Finastra USA, Inc.
USD 1st Lien Term Loan, 3 mo. LIBOR + 3.500%, 6 mo. LIBOR + 3.500%
4.500% VRN 6/13/24	$3,538,792	$3,300,808
USD 2nd Lien Term Loan, 6 mo. LIBOR + 7.250%
8.250% VRN 6/13/25	6,000,000	5,619,000
		11,697,997

TOTAL BANK LOANS (Cost $22,512,086)		19,477,109

CORPORATE DEBT — 92.6%
Advertising — 0.7%
Clear Channel International BV
6.625% 8/01/25 (d)	1,570,000	1,605,794
Terrier Media Buyer, Inc.
8.875% 12/15/27 (d)	2,561,000	2,580,207
		4,186,001
Aerospace & Defense — 3.2%
Signature Aviation US Holdings, Inc.
4.000% 3/01/28 (d)	2,864,000	2,663,520
TransDigm, Inc.
5.500% 11/15/27	4,192,000	4,028,721
6.250% 3/15/26 (d)	1,250,000	1,305,369
6.375% 6/15/26	1,510,000	1,515,934
8.000% 12/15/25 (d)	1,076,000	1,170,150
Triumph Group, Inc.
5.250% 6/01/22	1,825,000	1,496,500
6.250% 9/15/24 (d)	1,347,000	1,146,351
7.750% 8/15/25	4,319,000	2,769,559
8.875% 6/01/24 (d)	2,147,000	2,286,555
		18,382,659
Agriculture — 0.3%
JBS Investments II GmbH
7.000% 1/15/26 (d)	1,574,000	1,680,245
Airlines — 0.9%
American Airlines Group, Inc.
3.750% 3/01/25 (d)	1,440,000	730,123
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (d)	1,085,000	1,114,135
4.750% 10/20/28 (d)	1,998,000	2,074,482
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (d)	1,137,000	1,183,901
		5,102,641

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Manufacturers — 3.8%
Allison Transmission, Inc.
4.750% 10/01/27 (d)	$2,473,000	$2,544,099
Ford Motor Co.
7.450% 7/16/31	3,209,000	3,702,384
8.500% 4/21/23	1,325,000	1,444,250
9.000% 4/22/25	1,029,000	1,179,759
9.625% 4/22/30	3,100,000	4,002,875
Ford Motor Credit Co. LLC
3.087% 1/09/23	650,000	636,929
3.664% 9/08/24	646,000	632,127
4.125% 8/17/27	1,335,000	1,298,287
4.134% 8/04/25	771,000	763,610
4.140% 2/15/23	342,000	344,127
4.389% 1/08/26	712,000	703,876
4.687% 6/09/25	1,000,000	1,012,400
5.113% 5/03/29	322,000	330,050
5.125% 6/16/25	1,236,000	1,274,625
5.596% 1/07/22	396,000	404,910
5.875% 8/02/21	1,796,000	1,829,675
		22,103,983
Auto Parts & Equipment — 0.6%
Adient Global Holdings Ltd.
4.875% 8/15/26 (d)	762,000	725,805
Adient US LLC
9.000% 4/15/25 (d)	466,000	513,765
Clarios Global LP
6.750% 5/15/25 (d)	452,000	475,730
Clarios Global LP/Clarios US Finance Co.
8.500% 5/15/27 (d)	1,946,000	2,009,245
		3,724,545
Building Materials — 2.3%
Cemex SAB de CV
5.200% 9/17/30 (d)	1,289,000	1,295,316
7.375% 6/05/27 (d)	1,499,000	1,619,684
Cornerstone Building Brands, Inc.
6.125% 1/15/29 (d)	1,575,000	1,595,302
Forterra Finance LLC / FRTA Finance Corp.
6.500% 7/15/25 (d)	640,000	676,192
Griffon Corp.
5.750% 3/01/28	1,258,000	1,313,138
James Hardie International Finance DAC
4.750% 1/15/25 (d)	1,027,000	1,048,824
5.000% 1/15/28 (d)	1,102,000	1,148,835
PGT Innovations, Inc.
6.750% 8/01/26 (d)	1,279,000	1,362,135

	Principal Amount	Value
Standard Industries, Inc.
4.750% 1/15/28 (d)	$2,619,000	$2,717,213
Summit Materials LLC / Summit Materials Finance Corp.
5.250% 1/15/29 (d)	836,000	870,485
		13,647,124
Chemicals — 1.6%
CF Industries, Inc.
4.950% 6/01/43	266,000	309,311
5.375% 3/15/44	1,040,000	1,251,515
Consolidated Energy Finance SA
6.875% 6/15/25 (d)	4,286,000	3,900,260
CVR Partners LP/CVR Nitrogen Finance Corp.
9.250% 6/15/23 (d)	1,732,000	1,602,100
Nouryon Holding BV
8.000% 10/01/26 (d)	604,000	639,322
Valvoline, Inc.
4.250% 2/15/30 (d)	940,000	958,800
4.375% 8/15/25	653,000	671,774
		9,333,082
Coal — 1.6%
Peabody Energy Corp.
6.000% 3/31/22 (d)	8,054,000	4,671,320
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.500% 6/15/25 (d)	1,841,000	1,660,619
Warrior Met Coal, Inc.
8.000% 11/01/24 (d)	2,960,000	3,014,582
		9,346,521
Commercial Services — 0.9%
Prime Security Services Borrower LLC / Prime Finance, Inc.
6.250% 1/15/28 (d)	3,925,000	3,974,062
Sabre GLBL, Inc.
9.250% 4/15/25 (d)	306,000	336,774
TMS International Holding Corp.
7.250% 8/15/25 (d)	1,046,000	976,703
		5,287,539
Computers — 1.9%
Banff Merger Sub, Inc.
9.750% 9/01/26 (d)	2,792,000	2,951,423
Dell International LLC/EMC Corp.
7.125% 6/15/24 (d)	3,673,000	3,820,618
Diebold Nixdorf, Inc.
9.375% 7/15/25 (d)	3,050,000	3,217,750

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Presidio Holdings, Inc.
8.250% 2/01/28 (d)	$442,000	$462,995
Science Applications International Corp.
4.875% 4/01/28 (d)	861,000	874,165
		11,326,951
Distribution & Wholesale — 1.5%
Core & Main Holdings LP
8.625% 9/15/24 (d)	657,000	661,928
Core & Main LP
6.125% 8/15/25 (d)	1,330,000	1,347,190
KAR Auction Services, Inc.
5.125% 6/01/25 (d)	2,548,000	2,547,949
Resideo Funding, Inc.
6.125% 11/01/26 (d)	4,000,000	3,940,000
		8,497,067
Diversified Financial Services — 2.6%
Alliance Data Systems Corp.
4.750% 12/15/24 (d)	3,554,000	3,331,164
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (d)	6,217,500	3,466,256
LPL Holdings, Inc.
4.625% 11/15/27 (d)	1,425,000	1,439,250
5.750% 9/15/25 (d)	4,383,000	4,541,599
OneMain Finance Corp.
5.375% 11/15/29	2,393,000	2,488,720
		15,266,989
Electric — 1.9%
NRG Energy, Inc.
5.250% 6/15/29 (d)	1,660,000	1,805,250
PG&E Corp.
5.000% 7/01/28	3,549,000	3,442,530
5.250% 7/01/30	501,000	484,717
Pike Corp.
5.500% 9/01/28 (d)	2,046,000	2,058,665
Vistra Operations Co. LLC
4.300% 7/15/29 (d)	2,779,000	3,033,340
		10,824,502
Electrical Components & Equipment — 0.4%
WESCO Distribution, Inc. Co.
7.125% 6/15/25 (d)	1,013,000	1,103,461
7.250% 6/15/28 (d)	1,046,000	1,146,076
		2,249,537
Engineering & Construction — 0.7%
MasTec, Inc.
4.500% 8/15/28 (d)	1,762,000	1,779,620

	Principal Amount	Value
New Enterprise Stone & Lime Co., Inc.
9.750% 7/15/28 (d)	$1,374,000	$1,483,920
Weekley Homes LLC / Weekley Finance Corp.
4.875% 9/15/28 (d)	697,000	703,970
		3,967,510
Entertainment — 2.2%
Banijay Entertainment SASU
5.375% 3/01/25 (d)	1,083,000	1,089,769
Boyne USA, Inc.
7.250% 5/01/25 (d)	632,000	663,600
Caesars Entertainment, Inc.
6.250% 7/01/25 (d)	1,847,000	1,930,568
8.125% 7/01/27 (d)	1,888,000	2,001,280
Caesars Resort Collection LLC / CRC Finco, Inc.
5.250% 10/15/25 (d)	1,123,000	1,086,502
5.750% 7/01/25 (d)	1,035,000	1,067,344
Live Nation Entertainment, Inc.
4.750% 10/15/27 (d)	2,788,000	2,611,129
Scientific Games International, Inc.
5.000% 10/15/25 (d)	873,000	877,365
7.250% 11/15/29 (d)	800,000	812,000
8.250% 3/15/26 (d)	160,000	167,054
8.625% 7/01/25 (d)	627,000	654,259
		12,960,870
Foods — 3.6%
JBS USA LUX SA/JBS USA Finance, Inc.
5.750% 6/15/25 (d)	1,329,000	1,369,933
6.500% 4/15/29 (d)	4,969,000	5,515,441
6.750% 2/15/28 (d)	2,816,000	3,062,175
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (d)	3,745,000	4,076,320
Kraft Heinz Foods Co.
4.625% 1/30/29	2,213,000	2,463,809
5.200% 7/15/45	830,000	907,383
6.500% 2/09/40	2,000,000	2,541,836
6.875% 1/26/39	434,000	581,325
Simmons Foods, Inc.
7.750% 1/15/24 (d)	555,000	581,363
		21,099,585
Forest Products & Paper — 0.2%
Clearwater Paper Corp.
4.750% 8/15/28 (d)	1,055,000	1,057,637

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Hand & Machine Tools — 0.5%
Apex Tool Group LLC/BC Mountain Finance, Inc.
9.000% 2/15/23 (d)	$3,171,000	$2,933,175
Health Care – Products — 0.7%
Avanos Medical, Inc.
6.250% 10/15/22	3,824,000	3,825,530
Health Care – Services — 3.8%
Centene Corp.
4.250% 12/15/27	985,000	1,030,734
4.625% 12/15/29	3,765,000	4,061,155
5.250% 4/01/25 (d)	656,000	681,748
5.375% 6/01/26 (d)	226,000	238,148
Encompass Health Corp. Co.
4.625% 4/01/31 (e)	948,000	948,000
HCA, Inc.
3.500% 9/01/30	6,313,000	6,432,189
Molina Healthcare, Inc.
4.375% 6/15/28 (d)	860,000	877,630
Radiology Partners, Inc.
9.250% 2/01/28 (d)	1,333,000	1,386,320
Tenet Healthcare Corp.
4.625% 9/01/24 (d)	806,000	812,545
4.875% 1/01/26 (d)	2,600,000	2,647,216
5.125% 11/01/27 (d)	392,000	402,662
6.125% 10/01/28 (d)	1,400,000	1,361,500
8.125% 4/01/22	968,000	1,076,319
		21,956,166
Home Builders — 2.1%
Brookfield Residential Properties, Inc.
6.375% 5/15/25 (d)	827,000	827,000
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.
4.875% 2/15/30 (d)	1,165,000	1,090,452
M/I Homes, Inc.
4.950% 2/01/28	1,544,000	1,590,320
5.625% 8/01/25	1,629,000	1,686,015
Mattamy Group Corp.
4.625% 3/01/30 (d)	4,214,000	4,267,096
STL Holding Co. LLC
7.500% 2/15/26 (d)	2,000,000	2,007,500
TRI Pointe Group, Inc.
5.700% 6/15/28	649,000	710,655
		12,179,038
Housewares — 0.4%
Newell Brands, Inc.
4.700% STEP 4/01/26	1,351,000	1,438,815

	Principal Amount	Value
5.875% STEP 4/01/36	$596,000	$682,635
		2,121,450
Insurance — 0.8%
Acrisure LLC/Acrisure Finance, Inc.
7.000% 11/15/25 (d)	3,199,000	3,142,618
8.125% 2/15/24 (d)	448,000	469,280
Amwins Group, Inc.
7.750% 7/01/26 (d)	1,145,000	1,225,150
		4,837,048
Internet — 1.5%
Netflix, Inc.
4.875% 6/15/30 (d)	1,353,000	1,542,420
5.375% 11/15/29 (d)	2,115,000	2,492,845
5.875% 11/15/28	1,961,000	2,339,875
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.
10.750% 6/01/28 (d)	549,000	598,410
Uber Technologies, Inc.
6.250% 1/15/28 (d)	1,640,000	1,684,608
		8,658,158
Investment Companies — 2.0%
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	1,388,000	1,405,350
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.250% 5/15/27	4,518,000	4,706,852
6.250% 5/15/26	1,000,000	1,042,500
6.375% 12/15/25	4,385,000	4,507,627
		11,662,329
Iron & Steel — 0.7%
Big River Steel LLC / BRS Finance Corp.
6.625% 1/31/29 (d)	1,180,000	1,193,157
Cleveland-Cliffs, Inc.
6.750% 3/15/26 (d)	3,026,000	3,078,955
		4,272,112
Leisure Time — 1.1%
Brunswick Corp.
7.375% 9/01/23	650,000	751,320
7.125% 8/01/27	2,494,000	3,076,851
Carlson Travel, Inc.
6.750% 12/15/25 (d)	1,198,000	904,490
11.500% 12/15/26 (d)	3,108,000	1,872,290
		6,604,951
Lodging — 1.4%
Wyndham Destinations, Inc.
6.625% 7/31/26 (d)	1,980,000	2,074,268

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (d)	$854,000	$828,380
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.250% 5/15/27 (d)	1,195,000	1,111,350
5.500% 3/01/25 (d)	3,361,000	3,171,944
Wynn Macau Ltd.
5.125% 12/15/29 (d)	1,114,000	1,068,855
		8,254,797
Machinery – Diversified — 0.3%
Clark Equipment Co.
5.875% 6/01/25 (d)	1,260,000	1,305,675
Vertical US Newco, Inc.
5.250% 7/15/27 (d)	357,000	371,018
		1,676,693
Media — 9.8%
Altice Financing SA
5.000% 1/15/28 (d)	1,325,000	1,286,906
7.500% 5/15/26 (d)	3,289,000	3,481,505
Block Communications, Inc.
4.875% 3/01/28 (d)	1,516,000	1,546,320
CCO Holdings LLC/CCO Holdings Capital Corp.
4.500% 8/15/30 (d)	3,525,000	3,701,409
4.500% 5/01/32 (d)	223,000	232,756
4.750% 3/01/30 (d)	486,000	514,553
5.125% 5/01/27 (d)	872,000	917,536
5.375% 6/01/29 (d)	2,500,000	2,709,375
Clear Channel Worldwide Holdings, Inc.
5.125% 8/15/27 (d)	1,398,000	1,342,429
9.250% 2/15/24	853,000	826,898
CSC Holdings LLC
3.375% 2/15/31 (d)	2,827,000	2,737,243
4.625% 12/01/30 (d)	2,279,000	2,296,092
7.500% 4/01/28 (d)	2,001,000	2,208,204
DISH DBS Corp.
5.000% 3/15/23	902,000	920,040
DISH Network Corp.
3.375% 8/15/26	2,964,000	2,720,942
GCI LLC
6.625% 6/15/24 (d)	1,137,000	1,219,546
iHeartCommunications, Inc.
8.375% 5/01/27	2,033,000	2,002,505
LCPR Senior Secured Financing DAC
6.750% 10/15/27 (d)	1,343,000	1,403,435
Midcontinent Communications / Midcontinent Finance Corp.
5.375% 8/15/27 (d)	930,000	955,575

	Principal Amount	Value
Radiate Holdco LLC / Radiate Finance, Inc.
4.500% 9/15/26 (d)	$3,691,000	$3,690,225
6.500% 9/15/28 (d)	4,200,000	4,304,002
Sirius XM Radio, Inc.
5.375% 7/15/26 (d)	2,668,000	2,776,588
TEGNA, Inc.
4.625% 3/15/28 (d)	1,877,000	1,835,331
Townsquare Media, Inc.
6.500% 4/01/23 (d)	562,000	514,933
Videotron Ltd.
5.125% 4/15/27 (d)	89,000	93,628
Virgin Media Finance PLC
5.000% 7/15/30 (d)	626,000	622,870
Virgin Media Secured Finance PLC
5.500% 5/15/29 (d)	7,354,000	7,894,151
Ziggo BV
4.875% 1/15/30 (d)	656,000	678,960
5.500% 1/15/27 (d)	1,449,000	1,517,827
		56,951,784
Mining — 3.8%
Arconic Corp.
6.125% 2/15/28 (d)	455,000	467,228
Compass Minerals International, Inc.
4.875% 7/15/24 (d)	1,040,000	1,061,018
6.750% 12/01/27 (d)	1,855,000	2,003,400
First Quantum Minerals Ltd.
6.500% 3/01/24 (d)	2,110,000	2,022,962
6.875% 3/01/26 (d)	1,191,000	1,147,826
6.875% 10/15/27 (d) (e)	4,000,000	3,855,000
7.500% 4/01/25 (d)	2,796,000	2,765,552
Freeport-McMoRan, Inc.
4.125% 3/01/28	326,000	330,075
4.375% 8/01/28	1,544,000	1,596,427
4.625% 8/01/30	2,600,000	2,733,770
Hudbay Minerals, Inc.
6.125% 4/01/29 (d)	678,000	671,220
Kinross Gold Corp.
6.875% 9/01/41	1,177,000	1,541,111
New Gold, Inc.
6.375% 5/15/25 (d)	1,608,000	1,660,260
Northwest Acquisitions ULC/Dominion Finco, Inc.
7.125% 11/01/22 (c) (d)	3,748,000	59,968
Novelis Corp.
4.750% 1/30/30 (d)	338,000	331,990
		22,247,807

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Miscellaneous - Manufacturing — 1.0%
Amsted Industries, Inc.
5.625% 7/01/27 (d)	$2,783,000	$2,960,611
Gates Global LLC / Gates Corp.
6.250% 1/15/26 (d)	2,800,000	2,886,212
		5,846,823
Oil & Gas — 7.2%
Antero Resources Corp.
5.375% 11/01/21	1,684,000	1,599,800
Apache Corp.
4.375% 10/15/28	557,000	509,655
4.750% 4/15/43	278,000	247,246
5.100% 9/01/40	556,000	497,967
5.350% 7/01/49	832,000	734,240
Cenovus Energy, Inc.
4.250% 4/15/27	394,000	356,208
5.250% 6/15/37	1,000,000	862,558
5.400% 6/15/47	581,000	490,857
6.750% 11/15/39	656,000	659,509
Continental Resources, Inc.
3.800% 6/01/24	638,000	588,555
4.375% 1/15/28	719,000	622,834
CVR Energy, Inc.
5.250% 2/15/25 (d)	1,500,000	1,305,000
5.750% 2/15/28 (d)	6,102,000	5,186,700
Endeavor Energy Resources LP / EER Finance, Inc.
6.625% 7/15/25 (d)	1,277,000	1,312,117
Hilcorp Energy I LP / Hilcorp Finance Co.
5.000% 12/01/24 (d)	338,000	306,735
5.750% 10/01/25 (d)	186,000	168,330
6.250% 11/01/28 (d)	1,910,000	1,738,100
Jonah Energy LLC/Jonah Energy Finance Corp.
7.250% 10/15/25 (d)	2,599,000	289,139
Jupiter Resources, Inc
10.000% 1/31/24 (b) (f)	738,589	717,488
Laredo Petroleum, Inc.
9.500% 1/15/25	1,117,000	665,643
10.125% 1/15/28	1,373,000	810,070
MEG Energy Corp.
7.125% 2/01/27 (d)	2,722,000	2,441,171
Nabors Industries Ltd.
7.250% 1/15/26 (d)	769,000	378,732
7.500% 1/15/28 (d)	465,000	223,781
Neptune Energy Bondco PLC
6.625% 5/15/25 (d)	2,750,000	2,452,780

	Principal Amount	Value
Occidental Petroleum Corp.
2.700% 8/15/22	$683,000	$638,175
2.700% 2/15/23	270,000	247,050
2.900% 8/15/24	391,000	331,736
3.500% 6/15/25	804,000	667,320
4.200% 3/15/48	133,000	91,438
4.400% 4/15/46	838,000	595,156
4.400% 8/15/49	328,000	229,634
4.500% 7/15/44	340,000	243,312
5.875% 9/01/25	822,000	753,330
6.200% 3/15/40	2,447,000	2,027,584
6.375% 9/01/28	839,000	776,662
6.450% 9/15/36	954,000	813,285
6.600% 3/15/46	1,500,000	1,291,875
6.950% 7/01/24	369,000	357,118
Ovintiv, Inc.
6.500% 8/15/34	458,000	426,498
6.500% 2/01/38	214,000	194,341
6.625% 8/15/37	97,000	88,715
7.200% 11/01/31	129,000	127,789
7.375% 11/01/31	79,000	78,871
Parkland Corp.
5.875% 7/15/27 (d)	1,149,000	1,207,886
PBF Holding Co. LLC / PBF Finance Corp.
6.000% 2/15/28 (d)	5,518,000	3,702,854
7.250% 6/15/25	2,184,000	1,648,920
9.250% 5/15/25 (d)	352,000	360,807
		42,065,571
Oil & Gas Services — 0.4%
Welltec A/S
9.500% 12/01/22 (d)	2,492,000	2,192,960
Packaging & Containers — 1.5%
Graphic Packaging International LLC
3.500% 3/15/28 (d)	905,000	902,737
Mauser Packaging Solutions Holding Co.
7.250% 4/15/25 (d)	3,211,000	3,022,354
Plastipak Holdings, Inc.
6.250% 10/15/25 (d)	2,970,000	2,970,000
Trident TPI Holdings, Inc.
9.250% 8/01/24 (d)	1,614,000	1,713,342
		8,608,433
Pharmaceuticals — 2.0%
Bausch Health Americas, Inc.
9.250% 4/01/26 (d)	4,611,000	5,072,100
Bausch Health Cos., Inc.
5.000% 1/30/28 (d)	1,953,000	1,896,851

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
5.250% 1/30/30 (d)	$916,000	$902,260
6.125% 4/15/25 (d)	250,000	255,938
9.000% 12/15/25 (d)	870,000	946,386
Par Pharmaceutical, Inc.
7.500% 4/01/27 (d)	2,647,000	2,773,209
		11,846,744
Pipelines — 3.0%
Buckeye Partners LP
5.850% 11/15/43	277,000	256,598
Cheniere Energy Partners LP
5.625% 10/01/26	2,397,000	2,492,880
DCP Midstream Operating LP
5.625% 7/15/27	924,000	945,252
6.450% 11/03/36 (d)	43,000	41,206
EnLink Midstream LLC
5.375% 6/01/29	786,000	636,660
EnLink Midstream Partners LP
4.850% 7/15/26	254,000	219,738
EQM Midstream Partners LP
6.000% 7/01/25 (d)	777,000	801,281
6.500% 7/01/27 (d)	644,000	682,653
Genesis Energy LP/Genesis Energy Finance Corp.
5.625% 6/15/24	610,000	519,921
6.000% 5/15/23	635,000	576,263
6.250% 5/15/26	290,000	241,486
6.500% 10/01/25	3,466,000	2,998,090
Harvest Midstream I LP
7.500% 9/01/28 (d)	1,049,000	1,043,755
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
7.500% 10/01/25 (d)	1,400,000	1,405,670
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31 (d)	1,354,000	1,311,247
5.000% 1/15/28	139,000	135,525
5.500% 3/01/30 (d)	122,000	122,128
6.875% 1/15/29	259,000	277,052
Western Midstream Operating LP
5.050% STEP 2/01/30	618,000	601,478
5.300% 3/01/48	1,707,000	1,374,135
5.450% 4/01/44	850,000	726,750
		17,409,768
Real Estate — 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp.
9.375% 4/01/27 (d)	742,000	768,118

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 2.1%
ESH Hospitality, Inc.
4.625% 10/01/27 (d)	$1,689,000	$1,657,365
Iron Mountain, Inc.
5.250% 7/15/30 (d)	1,273,000	1,327,102
MPT Operating Partnership LP/MPT Finance Corp.
5.000% 10/15/27	1,778,000	1,853,921
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.875% 10/01/28 (d)	1,082,000	1,079,295
RHP Hotel Properties LP/RHP Finance Corp.
4.750% 10/15/27	1,850,000	1,705,552
5.000% 4/15/23	1,315,000	1,287,740
Service Properties Trust
3.950% 1/15/28	330,000	273,900
4.375% 2/15/30	521,000	432,430
4.950% 2/15/27	261,000	232,290
7.500% 9/15/25	2,061,000	2,190,225
		12,039,820
Retail — 2.3%
Asbury Automotive Group, Inc.
4.500% 3/01/28 (d)	940,000	945,875
4.750% 3/01/30 (d)	277,000	279,077
Beacon Roofing Supply, Inc.
4.875% 11/01/25 (d)	1,917,000	1,878,660
Group 1 Automotive, Inc.
4.000% 8/15/28 (d)	398,000	391,035
Penske Automotive Group, Inc.
3.500% 9/01/25	3,809,000	3,793,478
5.500% 5/15/26	3,689,000	3,805,499
Specialty Building Products Holdings LLC / SBP Finance Corp.
6.375% 9/30/26 (d)	2,016,000	2,051,280
		13,144,904
Software — 4.5%
BY Crown Parent LLC
7.375% 10/15/24 (d)	1,007,000	1,022,105
BY Crown Parent LLC / BY Bond Finance, Inc.
4.250% 1/31/26 (d)	4,709,000	4,794,351
CDK Global, Inc.
5.250% 5/15/29 (d)	278,000	296,070
Open Text Corp.
3.875% 2/15/28 (d)	1,384,000	1,399,999
Open Text Holdings, Inc.
4.125% 2/15/30 (d)	601,000	618,092

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Solera LLC/ Solera Finance, Inc.
10.500% 3/01/24 (d)	$3,995,000	$4,174,775
SS&C Technologies, Inc.
5.500% 9/30/27 (d)	2,853,000	3,031,940
Veritas US, Inc./Veritas Bermuda Ltd.
7.500% 9/01/25 (d)	2,800,000	2,887,500
10.500% 2/01/24 (d)	8,735,000	8,214,394
		26,439,226
Storage & Warehousing — 0.5%
LBC Tank Terminals Holding Netherlands BV
6.875% 5/15/23 (d)	3,188,000	3,164,090
Telecommunications — 5.9%
Avaya, Inc.
6.125% 9/15/28 (d)	1,400,000	1,427,440
CenturyLink, Inc.
5.125% 12/15/26 (d)	2,211,000	2,271,559
6.750% 12/01/23	1,215,000	1,331,944
CommScope Technologies Finance LLC
6.000% 6/15/25 (d)	928,000	940,574
CommScope Technologies LLC
5.000% 3/15/27 (d)	1,015,000	974,400
CommScope, Inc.
7.125% 7/01/28 (d)	500,000	513,750
8.250% 3/01/27 (d)	1,459,000	1,517,360
Consolidated Communications, Inc.
6.500% 10/01/28 (d) (e)	2,049,000	2,089,980
Hughes Satellite Systems Corp.
6.625% 8/01/26	3,035,000	3,284,477
Sprint Capital Corp.
8.750% 3/15/32	2,219,000	3,248,194
Sprint Corp.
7.625% 3/01/26	3,526,000	4,260,766
7.875% 9/15/23	3,858,000	4,431,877
T-Mobile USA, Inc.
4.500% 2/01/26	488,000	502,835
Telecom Italia Capital
6.000% 9/30/34	704,000	816,640
Telecom Italia SpA
5.303% 5/30/24 (d)	2,027,000	2,194,228
ViaSat, Inc.
5.625% 9/15/25 (d)	1,272,000	1,246,560
5.625% 4/15/27 (d)	796,000	818,885
6.500% 7/15/28 (d)	1,654,000	1,656,398
Windstream Escrow LLC / Windstream Escrow Finance Corp.
7.750% 8/15/28 (d)	527,000	517,778
		34,045,645

	Principal Amount	Value
Toys, Games & Hobbies — 0.3%
Mattel, Inc.
6.750% 12/31/25 (d)	$1,534,000	$1,618,370
Transportation — 2.0%
Kenan Advantage Group, Inc.
7.875% 7/31/23 (d)	6,737,000	6,534,890
XPO Logistics, Inc.
6.250% 5/01/25 (d)	500,000	534,307
6.750% 8/15/24 (d)	4,277,000	4,530,199
		11,599,396

TOTAL CORPORATE DEBT (Cost $545,896,995)		539,015,894

TOTAL BONDS & NOTES (Cost $568,409,081)		558,493,003
	Number of Shares
WARRANTS — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
Appvion Holding Corp. Tranche A, Expires 6/13/23, Strike price 31.25 (a) (b) (f)	5,301	—
Appvion Holding Corp. Tranche B, Expires 6/13/23, Strike price 31.25 (a) (b) (f)	5,301	—
		—

TOTAL WARRANTS (Cost $0)		—

TOTAL LONG-TERM INVESTMENTS (Cost $572,742,702)		558,961,138
	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Commercial Paper — 2.9%
BAT International Finance PLC
0.355% 10/15/20 (d)	$2,000,000	1,999,642
Bemis Co., Inc.
0.183% 10/22/20 (d)	5,000,000	4,999,435
Canadian Natural Resources Ltd.
0.223% 10/14/20 (d)	1,500,000	1,499,896
CenterPoint Energy, Inc.
0.152% 10/01/20 (d)	4,000,000	3,999,988
Duke Energy Corp.
0.223% 1/04/21 (d)	3,500,000	3,497,778

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Harley-Davidson Funding Corp.
0.203% 10/29/20 (d)	$1,000,000	$999,848
		16,996,587

TOTAL SHORT-TERM INVESTMENTS (Cost $16,996,896)		16,996,587

TOTAL INVESTMENTS — 98.9% (Cost $589,739,598) (g)		575,957,725

Other Assets/(Liabilities) — 1.1%		6,174,786

NET ASSETS — 100.0%		$582,132,511

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $727,387 or 0.12% of net assets.

(c)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2020, these securities amounted to a value of $60,678 or 0.01% of net assets.

(d)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $389,756,280 or 66.95% of net assets.

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	Investment was valued using significant unobservable inputs.
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	82.1%
Canada	5.7%
United Kingdom	2.0%
Luxembourg	1.6%
Netherlands	1.3%
Cayman Islands	0.8%
Ireland	0.6%
Mexico	0.5%
Italy	0.4%
Denmark	0.4%
Austria	0.3%
France	0.2%
Bermuda	0.1%
Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 55.3%
COMMON STOCK — 55.2%
Basic Materials — 1.1%
Chemicals — 0.8%
Air Products & Chemicals, Inc.	60	$17,872
Celanese Corp.	920	98,854
CF Industries Holdings, Inc.	2,325	71,401
Dow, Inc.	820	38,581
DuPont de Nemours, Inc.	620	34,398
Eastman Chemical Co.	894	69,839
Ecolab, Inc.	4	799
FMC Corp.	500	52,955
International Flavors & Fragrances, Inc.	23	2,816
Linde PLC	134	31,910
LyondellBasell Industries NV Class A	2,180	153,668
The Mosaic Co.	200	3,654
PPG Industries, Inc.	1,388	169,447
The Sherwin-Williams Co.	437	304,475
		1,050,669
Forest Products & Paper — 0.1%
International Paper Co.	3,607	146,228
Iron & Steel — 0.0%
Nucor Corp.	561	25,166
Mining — 0.2%
Freeport-McMoRan, Inc.	548	8,571
Newmont Corp.	3,784	240,095
		248,666
		1,470,729
Communications — 9.5%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	3,133	52,227
Omnicom Group, Inc.	1,198	59,301
		111,528
Internet — 6.9%
Alphabet, Inc. Class A (a)	934	1,368,870
Alphabet, Inc. Class C (a)	796	1,169,802
Amazon.com, Inc. (a)	1,096	3,451,008
Booking Holdings, Inc. (a)	234	400,299
CDW Corp.	610	72,913
E*TRADE Financial Corp.	893	44,695
eBay, Inc.	4,765	248,257
Expedia Group, Inc.	103	9,444
F5 Networks, Inc. (a)	200	24,554
Facebook, Inc. Class A (a)	8,440	2,210,436
Netflix, Inc. (a)	432	216,013
NortonLifeLock, Inc.	2,679	55,830

	Number of Shares	Value
Twitter, Inc. (a)	200	$8,900
VeriSign, Inc. (a)	529	108,366
		9,389,387
Media — 0.8%
Charter Communications, Inc. Class A (a)	306	191,048
Comcast Corp. Class A	12,162	562,614
Discovery, Inc. Class A (a) (b)	1,200	26,124
Discovery, Inc. Class C (a)	3,095	60,662
DISH Network Corp. Class A (a)	1,000	29,030
Fox Corp. Class A	2,173	60,475
Fox Corp. Class B	433	12,111
News Corp. Class A	130	1,823
ViacomCBS, Inc. Class B (b)	752	21,063
The Walt Disney Co.	787	97,651
		1,062,601
Telecommunications — 1.7%
Arista Networks, Inc. (a)	230	47,594
AT&T, Inc.	9,835	280,396
CenturyLink, Inc.	4,254	42,923
Cisco Systems, Inc.	20,524	808,440
Corning, Inc.	1,174	38,049
Juniper Networks, Inc.	1,048	22,532
Motorola Solutions, Inc.	394	61,783
T-Mobile US, Inc. (a)	500	57,180
Verizon Communications, Inc.	17,332	1,031,081
		2,389,978
		12,953,494
Consumer, Cyclical — 4.8%
Airlines — 0.1%
Alaska Air Group, Inc.	100	3,663
American Airlines Group, Inc. (b)	400	4,916
Delta Air Lines, Inc.	1,100	33,638
Southwest Airlines Co.	666	24,975
United Airlines Holdings, Inc. (a)	300	10,425
		77,617
Apparel — 0.4%
Hanesbrands, Inc.	4,000	63,000
NIKE, Inc. Class B	3,204	402,230
PVH Corp.	240	14,314
Ralph Lauren Corp.	400	27,188
Tapestry, Inc.	84	1,313
Under Armour, Inc. Class C (a)	100	984
VF Corp.	400	28,100
		537,129
Auto Manufacturers — 0.3%
Cummins, Inc.	1,013	213,905

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Ford Motor Co.	4,662	$31,049
General Motors Co.	4,100	121,319
PACCAR, Inc.	734	62,595
		428,868
Auto Parts & Equipment — 0.0%
BorgWarner, Inc.	700	27,118
Distribution & Wholesale — 0.1%
Copart, Inc. (a)	600	63,096
Fastenal Co.	1,340	60,421
W.W. Grainger, Inc.	164	58,510
		182,027
Home Builders — 0.2%
D.R. Horton, Inc.	759	57,403
Lennar Corp. Class A	1,400	114,352
NVR, Inc. (a)	20	81,662
PulteGroup, Inc.	974	45,087
		298,504
Home Furnishing — 0.1%
Leggett & Platt, Inc.	95	3,911
Whirlpool Corp.	444	81,647
		85,558
Housewares — 0.0%
Newell Brands, Inc.	683	11,720
Leisure Time — 0.0%
Harley-Davidson, Inc.	508	12,466
Norwegian Cruise Line Holdings Ltd. (a) (b)	200	3,422
Royal Caribbean Cruises Ltd.	100	6,473
		22,361
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	2,200	187,704
Las Vegas Sands Corp.	1,300	60,658
Marriott International, Inc. Class A	1,211	112,115
Wynn Resorts Ltd.	9	646
		361,123
Retail — 3.3%
Advance Auto Parts, Inc.	140	21,490
AutoZone, Inc. (a)	76	89,501
Best Buy Co., Inc.	1,008	112,180
Chipotle Mexican Grill, Inc. (a)	30	37,311
Costco Wholesale Corp.	308	109,340
Darden Restaurants, Inc.	373	37,576
Dollar General Corp.	1,040	218,005
Dollar Tree, Inc. (a)	371	33,887
Domino’s Pizza, Inc.	340	144,595
The Gap, Inc.	105	1,788
Genuine Parts Co.	446	42,446

	Number of Shares	Value
The Home Depot, Inc.	4,620	$1,283,020
Kohl’s Corp.	1,261	23,366
L Brands, Inc.	600	19,086
Lowe’s Cos., Inc.	5,039	835,769
McDonald’s Corp.	205	44,996
Nordstrom, Inc. (b)	1,511	18,011
O’Reilly Automotive, Inc. (a)	404	186,276
Ross Stores, Inc.	212	19,784
Starbucks Corp.	1,290	110,837
Target Corp.	1,557	245,103
Tiffany & Co.	111	12,859
The TJX Cos., Inc.	780	43,407
Tractor Supply Co.	510	73,103
Walgreens Boots Alliance, Inc.	1,606	57,688
Walmart, Inc.	3,763	526,481
Yum! Brands, Inc.	1,506	137,498
		4,485,403
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	387	32,013
		6,549,441
Consumer, Non-cyclical — 11.9%
Agriculture — 0.8%
Altria Group, Inc.	11,841	457,536
Archer-Daniels-Midland Co.	126	5,858
Philip Morris International, Inc.	8,846	663,361
		1,126,755
Beverages — 0.8%
Brown-Forman Corp. Class B	2	151
The Coca-Cola Co.	9,324	460,326
Constellation Brands, Inc. Class A	82	15,540
Molson Coors Beverage Co. Class B	236	7,920
Monster Beverage Corp. (a)	1,250	100,250
PepsiCo, Inc.	3,802	526,957
		1,111,144
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (a)	1,160	132,739
Amgen, Inc.	3,085	784,083
Biogen, Inc. (a)	1,194	338,714
Corteva, Inc.	420	12,100
Gilead Sciences, Inc.	6,652	420,340
Illumina, Inc. (a)	30	9,272
Incyte Corp. (a)	40	3,590
Regeneron Pharmaceuticals, Inc. (a)	420	235,108
Vertex Pharmaceuticals, Inc. (a)	1,110	302,053
		2,237,999
Commercial Services — 0.9%
Automatic Data Processing, Inc.	1,111	154,973

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Cintas Corp.	349	$116,158
Equifax, Inc.	26	4,079
FleetCor Technologies, Inc. (a)	200	47,620
Gartner, Inc. (a)	20	2,499
Global Payments, Inc.	170	30,189
H&R Block, Inc.	2,542	41,409
IHS Markit Ltd.	1,000	78,510
MarketAxess Holdings, Inc.	60	28,895
Moody’s Corp.	415	120,288
Nielsen Holdings PLC	600	8,508
PayPal Holdings, Inc. (a)	345	67,975
Quanta Services, Inc.	324	17,127
Robert Half International, Inc.	1,635	86,557
S&P Global, Inc.	889	320,573
United Rentals, Inc. (a)	500	87,250
Verisk Analytics, Inc.	380	70,418
		1,283,028
Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	4,906	378,498
Coty, Inc. Class A	200	540
The Estee Lauder Cos., Inc. Class A	166	36,230
The Procter & Gamble Co.	5,383	748,183
		1,163,451
Foods — 0.6%
Campbell Soup Co.	1,265	61,188
Conagra Brands, Inc.	1,184	42,281
General Mills, Inc.	2,594	159,998
The Hershey Co.	569	81,560
Hormel Foods Corp.	488	23,858
The J.M. Smucker Co.	274	31,653
Kellogg Co.	635	41,015
The Kraft Heinz Co.	173	5,181
The Kroger Co.	4,268	144,728
Lamb Weston Holdings, Inc.	700	46,389
McCormick & Co., Inc.	213	41,343
Mondelez International, Inc. Class A	321	18,441
Sysco Corp.	1,066	66,327
Tyson Foods, Inc. Class A	120	7,138
		771,100
Health Care – Products — 0.8%
Abbott Laboratories	889	96,750
Align Technology, Inc. (a)	60	19,642
Baxter International, Inc.	622	50,021
Boston Scientific Corp. (a)	21	802
The Cooper Cos., Inc.	20	6,742
Danaher Corp.	152	32,730
Dentsply Sirona, Inc.	61	2,668
Edwards Lifesciences Corp. (a)	1,620	129,308

	Number of Shares	Value
Henry Schein, Inc. (a)	100	$5,878
IDEXX Laboratories, Inc. (a)	250	98,278
Intuitive Surgical, Inc. (a)	62	43,992
Medtronic PLC	436	45,309
ResMed, Inc.	300	51,429
Stryker Corp.	639	133,148
Teleflex, Inc.	10	3,404
Thermo Fisher Scientific, Inc.	588	259,614
Varian Medical Systems, Inc. (a)	4	688
West Pharmaceutical Services, Inc.	150	41,235
Zimmer Biomet Holdings, Inc.	4	545
		1,022,183
Health Care – Services — 1.0%
Anthem, Inc.	708	190,162
Centene Corp. (a)	180	10,499
DaVita, Inc. (a)	846	72,460
HCA Healthcare, Inc.	860	107,225
Humana, Inc.	475	196,598
Laboratory Corp. of America Holdings (a)	1	188
Quest Diagnostics, Inc.	95	10,877
UnitedHealth Group, Inc.	2,561	798,443
Universal Health Services, Inc. Class B	10	1,070
		1,387,522
Household Products & Wares — 0.4%
Avery Dennison Corp.	382	48,835
Church & Dwight Co., Inc.	400	37,484
The Clorox Co.	707	148,590
Kimberly-Clark Corp.	1,890	279,077
		513,986
Pharmaceuticals — 4.1%
AbbVie, Inc.	9,273	812,222
AmerisourceBergen Corp.	630	61,060
Becton Dickinson and Co.	238	55,378
Bristol-Myers Squibb Co.	11,010	663,793
Cardinal Health, Inc.	955	44,837
Cigna Corp.	854	144,676
CVS Health Corp.	4,246	247,966
Eli Lilly and Co.	4,077	603,477
Johnson & Johnson	7,519	1,119,429
McKesson Corp.	631	93,975
Merck & Co., Inc.	7,129	591,351
Mylan NV (a)	2,659	39,433
Pfizer, Inc.	23,422	859,587
Zoetis, Inc.	1,340	221,596
		5,558,780
		16,175,948

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 0.9%
Oil & Gas — 0.7%
Apache Corp.	198	$1,875
Cabot Oil & Gas Corp.	4,692	81,453
Chevron Corp.	4,100	295,200
Concho Resources, Inc.	100	4,412
ConocoPhillips	5,210	171,096
Devon Energy Corp.	917	8,675
Diamondback Energy, Inc.	340	10,241
EOG Resources, Inc.	2,702	97,110
Exxon Mobil Corp.	4,149	142,435
Hess Corp.	447	18,296
HollyFrontier Corp.	1,400	27,594
Marathon Oil Corp.	1,085	4,438
Marathon Petroleum Corp.	775	22,738
Noble Energy, Inc.	266	2,274
Occidental Petroleum Corp.	558	5,585
Phillips 66	2,345	121,565
Pioneer Natural Resources Co.	3	258
Valero Energy Corp.	630	27,292
		1,042,537
Oil & Gas Services — 0.1%
Baker Hughes Co.	74	983
Halliburton Co.	2,271	27,366
National Oilwell Varco, Inc.	1,009	9,142
Schlumberger NV	2,687	41,810
TechnipFMC PLC	72	454
		79,755
Pipelines — 0.1%
Kinder Morgan, Inc.	2,260	27,866
The Williams Cos., Inc.	6,433	126,408
		154,274
		1,276,566
Financial — 7.5%
Banks — 2.2%
Bank of America Corp.	22,742	547,855
The Bank of New York Mellon Corp.	3,495	120,018
Citigroup, Inc.	5,184	223,482
Citizens Financial Group, Inc.	900	22,752
Comerica, Inc.	924	35,343
Fifth Third Bancorp	1,621	34,560
The Goldman Sachs Group, Inc.	758	152,335
Huntington Bancshares, Inc.	1,110	10,179
JP Morgan Chase & Co.	9,675	931,412
KeyCorp	2,272	27,105
M&T Bank Corp.	361	33,244
Morgan Stanley	2,596	125,516
Northern Trust Corp.	511	39,843

	Number of Shares	Value
The PNC Financial Services Group, Inc.	1,755	$192,892
Regions Financial Corp.	3,743	43,157
State Street Corp.	1,385	82,172
SVB Financial Group (a)	100	24,062
Truist Financial Corp.	1,066	40,561
US Bancorp	3,729	133,685
Wells Fargo & Co.	5,364	126,108
Zions Bancorp NA	349	10,198
		2,956,479
Diversified Financial Services — 2.6%
Alliance Data Systems Corp.	930	39,041
American Express Co.	1,708	171,227
Ameriprise Financial, Inc.	805	124,059
BlackRock, Inc.	290	163,429
Capital One Financial Corp.	575	41,320
Cboe Global Markets, Inc.	300	26,322
The Charles Schwab Corp.	2,922	105,864
CME Group, Inc.	275	46,010
Discover Financial Services	1,495	86,381
Franklin Resources, Inc.	848	17,257
Intercontinental Exchange, Inc.	1,310	131,066
Invesco Ltd.	5,923	67,581
Jefferies Financial Group, Inc.	36	648
Mastercard, Inc. Class A	3,850	1,301,954
Nasdaq, Inc.	22	2,700
Raymond James Financial, Inc.	100	7,276
Synchrony Financial	4,000	104,680
T. Rowe Price Group, Inc.	686	87,959
Visa, Inc. Class A	4,700	939,859
The Western Union Co.	3,107	66,583
		3,531,216
Insurance — 1.5%
Aflac, Inc.	1,990	72,337
The Allstate Corp.	1,686	158,720
American International Group, Inc.	1,811	49,857
Aon PLC Class A	276	56,939
Assurant, Inc.	30	3,639
Berkshire Hathaway, Inc. Class B (a)	3,933	837,493
Chubb Ltd.	174	20,205
Cincinnati Financial Corp.	334	26,042
Everest Re Group Ltd.	10	1,975
Globe Life, Inc.	480	38,352
The Hartford Financial Services Group, Inc.	790	29,119
Lincoln National Corp.	1,058	33,147
Loews Corp.	134	4,657
Marsh & McLennan Cos., Inc.	230	26,381

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MetLife, Inc.	4,429	$164,626
Principal Financial Group, Inc.	1,235	49,734
The Progressive Corp.	2,934	277,762
Prudential Financial, Inc.	1,195	75,906
The Travelers Cos., Inc.	797	86,227
Unum Group	1,435	24,151
		2,037,269
Real Estate — 0.0%
CBRE Group, Inc. Class A (a)	1,098	51,573
Real Estate Investment Trusts (REITS) — 1.2%
Alexandria Real Estate Equities, Inc.	30	4,800
American Tower Corp.	1,658	400,788
Apartment Investment and Management Co. Class A	63	2,124
AvalonBay Communities, Inc.	314	46,893
Boston Properties, Inc.	527	42,318
Crown Castle International Corp.	260	43,290
Digital Realty Trust, Inc.	50	7,338
Duke Realty Corp.	1,400	51,660
Equinix, Inc.	90	68,412
Equity Residential	1,201	61,647
Essex Property Trust, Inc.	240	48,190
Extra Space Storage, Inc.	400	42,796
Federal Realty Investment Trust	10	734
Healthpeak Properties, Inc.	676	18,353
Host Hotels & Resorts, Inc.	1,730	18,667
Iron Mountain, Inc. (b)	1,473	39,462
Kimco Realty Corp.	2,110	23,759
Mid-America Apartment Communities, Inc.	300	34,785
Prologis, Inc.	1,916	192,788
Public Storage	427	95,101
Realty Income Corp.	300	18,225
Regency Centers Corp.	500	19,010
Simon Property Group, Inc.	2,094	135,440
SL Green Realty Corp. (b)	610	28,286
Ventas, Inc.	1,136	47,667
Vornado Realty Trust	1,065	35,901
Welltower, Inc.	1,074	59,167
Weyerhaeuser Co.	93	2,652
		1,590,253
Savings & Loans — 0.0%
People’s United Financial, Inc.	1,159	11,949
		10,178,739
Industrial — 4.2%
Aerospace & Defense — 0.8%
The Boeing Co.	316	52,222
General Dynamics Corp.	458	63,401

	Number of Shares	Value
Howmet Aerospace, Inc.	815	$13,627
L3 Harris Technologies, Inc.	176	29,892
Lockheed Martin Corp.	1,621	621,297
Northrop Grumman Corp.	413	130,297
Raytheon Technologies Corp.	2,209	127,106
TransDigm Group, Inc.	160	76,019
		1,113,861
Building Materials — 0.2%
Carrier Global Corp.	4,374	133,582
Johnson Controls International PLC	426	17,402
Masco Corp.	1,594	87,877
Vulcan Materials Co.	8	1,085
		239,946
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	400	39,760
Emerson Electric Co.	2,843	186,416
		226,176
Electronics — 0.6%
Agilent Technologies, Inc.	373	37,651
Allegion PLC	300	29,673
Amphenol Corp. Class A	132	14,292
FLIR Systems, Inc.	435	15,595
Fortive Corp.	136	10,364
Garmin Ltd.	400	37,944
Honeywell International, Inc.	2,015	331,689
Keysight Technologies, Inc. (a)	600	59,268
Mettler-Toledo International, Inc. (a)	100	96,575
PerkinElmer, Inc.	24	3,012
Roper Technologies, Inc.	24	9,483
TE Connectivity Ltd.	400	39,096
Waters Corp. (a)	300	58,704
		743,346
Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	124	11,503
Environmental Controls — 0.1%
Pentair PLC	400	18,308
Republic Services, Inc.	87	8,121
Waste Management, Inc.	1,065	120,526
		146,955
Hand & Machine Tools — 0.0%
Snap-on, Inc.	165	24,277
Stanley Black & Decker, Inc.	2	324
		24,601
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	1,560	232,674
Machinery – Diversified — 0.2%
Deere & Co.	1	222

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Dover Corp.	203	$21,993
Flowserve Corp.	291	7,941
Ingersoll Rand, Inc. (a)	52	1,851
Otis Worldwide Corp.	2,087	130,271
Rockwell Automation, Inc.	766	169,041
Xylem, Inc.	1	84
		331,403
Miscellaneous - Manufacturing — 0.7%
3M Co.	2,375	380,427
Eaton Corp. PLC	1,082	110,396
General Electric Co.	3,186	19,849
Illinois Tool Works, Inc.	1,600	309,136
Parker-Hannifin Corp.	320	64,749
Textron, Inc.	485	17,504
Trane Technologies PLC	560	67,900
		969,961
Packaging & Containers — 0.1%
Amcor PLC	4,300	47,515
Ball Corp.	140	11,637
Packaging Corp. of America	610	66,520
Sealed Air Corp.	47	1,824
WestRock Co.	1,105	38,388
		165,884
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	170	23,927
Transportation — 1.1%
C.H. Robinson Worldwide, Inc.	254	25,956
CSX Corp.	3,073	238,680
Expeditors International of Washington, Inc.	684	61,916
FedEx Corp.	6	1,509
Kansas City Southern	260	47,016
Norfolk Southern Corp.	553	118,336
Old Dominion Freight Line, Inc.	280	50,658
Union Pacific Corp.	2,320	456,738
United Parcel Service, Inc. Class B	3,005	500,723
		1,501,532
		5,731,769
Technology — 14.0%
Computers — 4.6%
Accenture PLC Class A	1,770	400,002
Apple, Inc.	44,024	5,098,420
Cognizant Technology Solutions Corp. Class A	1,418	98,438
DXC Technology Co.	1,145	20,438
Fortinet, Inc. (a)	890	104,851
Hewlett Packard Enterprise Co.	1,563	14,645
HP, Inc.	6,163	117,035

	Number of Shares	Value
International Business Machines Corp.	2,590	$315,125
Leidos Holdings, Inc.	100	8,915
NetApp, Inc.	1,409	61,771
Seagate Technology PLC	1,300	64,051
Western Digital Corp.	120	4,386
		6,308,077
Office & Business Equipment — 0.0%
Xerox Holdings Corp.	943	17,700
Zebra Technologies Corp. Class A (a)	170	42,918
		60,618
Semiconductors — 3.7%
Advanced Micro Devices, Inc. (a)	1,600	131,184
Analog Devices, Inc.	217	25,333
Applied Materials, Inc.	3,867	229,893
Broadcom, Inc.	834	303,843
Intel Corp.	18,111	937,788
KLA Corp.	818	158,479
Lam Research Corp.	943	312,840
Maxim Integrated Products, Inc.	900	60,849
Microchip Technology, Inc.	344	35,349
Micron Technology, Inc. (a)	2,333	109,558
NVIDIA Corp.	1,915	1,036,436
QUALCOMM, Inc.	6,788	798,812
Skyworks Solutions, Inc.	490	71,295
Texas Instruments, Inc.	5,135	733,227
Xilinx, Inc.	561	58,479
		5,003,365
Software — 5.7%
Activision Blizzard, Inc.	2,200	178,090
Adobe, Inc. (a)	1,725	845,992
Akamai Technologies, Inc. (a)	310	34,267
Autodesk, Inc. (a)	357	82,471
Broadridge Financial Solutions, Inc.	100	13,200
Cadence Design Systems, Inc. (a)	1,400	149,282
Cerner Corp.	700	50,603
Citrix Systems, Inc.	495	68,167
Electronic Arts, Inc. (a)	1,666	217,263
Fidelity National Information Services, Inc.	130	19,137
Fiserv, Inc. (a)	78	8,038
Intuit, Inc.	859	280,214
Jack Henry & Associates, Inc.	290	47,151
Microsoft Corp.	21,961	4,619,057
MSCI, Inc.	230	82,059
Oracle Corp.	11,088	661,954
Paychex, Inc.	813	64,853
salesforce.com, Inc. (a)	200	50,264
ServiceNow, Inc. (a)	250	121,250

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Synopsys, Inc. (a)	360	$77,033
Take-Two Interactive Software, Inc. (a)	210	34,696
		7,705,041
		19,077,101
Utilities — 1.3%
Electric — 1.3%
AES Corp.	2,077	37,614
Alliant Energy Corp.	700	36,155
Ameren Corp.	172	13,602
American Electric Power Co., Inc.	196	16,019
CenterPoint Energy, Inc.	635	12,287
CMS Energy Corp.	110	6,755
Consolidated Edison, Inc.	509	39,600
Dominion Energy, Inc.	210	16,575
DTE Energy Co.	92	10,584
Duke Energy Corp.	1,586	140,456
Edison International	134	6,813
Entergy Corp.	201	19,805
Evergy, Inc.	2,400	121,968
Eversource Energy	122	10,193
Exelon Corp.	2,923	104,526
FirstEnergy Corp.	1,766	50,702
NextEra Energy, Inc.	116	32,197
NRG Energy, Inc.	5,920	181,981
Pinnacle West Capital Corp.	250	18,638
PPL Corp.	6,884	187,314
Public Service Enterprise Group, Inc.	2,009	110,314
Sempra Energy	1,752	207,367
The Southern Co.	6,934	375,961
WEC Energy Group, Inc.	364	35,272
Xcel Energy, Inc.	145	10,006
		1,802,704
Gas — 0.0%
NiSource, Inc.	172	3,784
Water — 0.0%
American Water Works Co., Inc.	50	7,244
		1,813,732

TOTAL COMMON STOCK (Cost $62,570,175)		75,227,519

	Number of Shares	Value
PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp., 3 mo. USD LIBOR + 3.165%
5.100% VRN	5,000	$129,850

TOTAL PREFERRED STOCK (Cost $125,000)		129,850

TOTAL EQUITIES (Cost $62,695,175)		75,357,369
	Principal Amount
BONDS & NOTES — 34.0%
CORPORATE DEBT — 12.7%
Aerospace & Defense — 0.0%
Raytheon Technologies Corp.
4.500% 6/01/42	$30,000	37,876
6.125% 7/15/38	15,000	21,538
		59,414
Agriculture — 0.2%
BAT Capital Corp.
2.259% 3/25/28	35,000	35,174
4.700% 4/02/27	45,000	51,625
4.758% 9/06/49	25,000	27,151
Bunge Ltd. Finance Corp.
1.630% 8/17/25	15,000	15,066
3.250% 8/15/26	51,000	54,996
4.350% 3/15/24	85,000	93,661
Reynolds American, Inc.
5.850% 8/15/45	35,000	42,530
		320,203
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2014-1, Class B,
4.375% 4/01/24	7,644	5,413
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (c)	92,000	94,471
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A,
4.100% 10/01/29	62,240	55,864
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	12,352	9,578
		165,326

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Manufacturers — 0.4%
Ford Motor Co.
4.346% 12/08/26	$50,000	$49,353
Ford Motor Credit Co. LLC
3.810% 1/09/24	200,000	198,000
General Motors Co.
4.200% 10/01/27	30,000	32,151
5.150% 4/01/38	20,000	21,239
General Motors Financial Co., Inc.
3.500% 11/07/24	100,000	105,055
4.150% 6/19/23	78,000	82,799
4.200% 11/06/21	52,000	53,672
		542,269
Banks — 1.6%
Bank of America Corp.
SOFR + 2.150% 2.592% VRN 4/29/31	55,000	58,516
4.183% 11/25/27	45,000	51,557
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	25,000	30,465
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	20,000	23,461
4.750% 4/21/45	70,000	91,571
7.750% 5/14/38	20,000	33,124
The Bank of Nova Scotia
4.500% 12/16/25	40,000	46,335
3 mo. USD LIBOR + 2.648% 4.650% VRN (d)	125,000	121,172
Barclays Bank PLC
10.179% 6/12/21 (c)	160,000	168,337
Citigroup, Inc.
4.450% 9/29/27	30,000	34,788
5.500% 9/13/25	60,000	71,121
5.875% 1/30/42	20,000	29,302
6.000% 10/31/33	17,000	22,901
6.625% 6/15/32	15,000	20,957
8.125% 7/15/39	15,000	26,109
First Republic Bank
4.375% 8/01/46	250,000	302,827
Fulton Financial Corp.
3.600% 3/16/22	45,000	45,992
The Goldman Sachs Group, Inc.
4.250% 10/21/25	35,000	39,820
5.950% 1/15/27	80,000	98,440
6.750% 10/01/37	35,000	50,852
HSBC Holdings PLC
4.250% 8/18/25	200,000	217,354

	Principal Amount	Value
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	$45,000	$48,281
5.600% 7/15/41	45,000	65,992
Morgan Stanley
4.350% 9/08/26	135,000	156,263
5.000% 11/24/25	40,000	46,993
SVB Financial Group
3.125% 6/05/30	20,000	22,269
3.500% 1/29/25	85,000	91,475
The Toronto-Dominion Bank 5 year USD Swap + 2.205%
3.625% VRN 9/15/31	50,000	56,196
Valley National Bancorp
5.125% 9/27/23	50,000	53,575
Wells Fargo & Co.
5.375% 11/02/43	14,000	18,533
5.606% 1/15/44	15,000	20,473
		2,165,051
Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	170,000	209,615
Molson Coors Beverage Co.
4.200% 7/15/46	39,000	41,139
5.000% 5/01/42	5,000	5,663
		256,417
Building Materials — 0.1%
Standard Industries, Inc.
5.000% 2/15/27 (c)	156,000	162,240
Chemicals — 0.3%
CF Industries, Inc.
4.500% 12/01/26 (c)	60,000	69,624
DuPont de Nemours, Inc.
5.319% 11/15/38	55,000	69,793
Huntsman International LLC
5.125% 11/15/22	30,000	32,259
Nutrition & Biosciences, Inc.
1.832% 10/15/27 (c)	35,000	35,159
Yara International ASA
3.148% 6/04/30 (c)	15,000	16,051
4.750% 6/01/28 (c)	132,000	154,680
		377,566
Commercial Services — 0.0%
PayPal Holdings, Inc.
3.250% 6/01/50	30,000	33,186

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Computers — 0.3%
Apple, Inc.
1.650% 5/11/30	$50,000	$51,793
2.650% 5/11/50	30,000	31,437
Dell International LLC/EMC Corp.
6.020% 6/15/26 (c)	113,000	132,682
Genpact Luxembourg Sarl
3.375% 12/01/24	140,000	146,606
3.700% STEP 4/01/22	65,000	66,543
Leidos, Inc.
4.375% 5/15/30 (c)	25,000	29,299
		458,360
Cosmetics & Personal Care — 0.0%
The Estee Lauder Cos., Inc.
2.375% 12/01/29	45,000	48,404
Diversified Financial Services — 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.500% 5/15/21	105,000	107,001
Aircastle Ltd.
4.400% 9/25/23	50,000	49,463
5.000% 4/01/23	100,000	100,225
Ally Financial, Inc.
4.125% 2/13/22	65,000	67,360
Antares Holdings LP
6.000% 8/15/23 (c)	250,000	252,814
Ares Finance Co. LLC
4.000% 10/08/24 (c)	85,000	90,863
Avolon Holdings Funding Ltd.
3.250% 2/15/27 (c)	55,000	49,067
Brookfield Finance, Inc.
4.350% 4/15/30	135,000	157,604
4.850% 3/29/29	75,000	89,484
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (c)	62,175	34,663
Lazard Group LLC
3.625% 3/01/27	34,000	36,723
3.750% 2/13/25	20,000	21,679
4.500% 9/19/28	95,000	109,896
Legg Mason, Inc.
5.625% 1/15/44	45,000	62,307
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (c)	50,000	49,548
5.250% 8/15/22 (c)	260,000	261,052
		1,539,749
Electric — 0.6%
Avangrid, Inc.
3.800% 6/01/29	64,000	74,057

	Principal Amount	Value
The Cleveland Electric Illuminating Co.
3.500% 4/01/28 (c)	$25,000	$27,014
CMS Energy Corp.
4.700% 3/31/43	25,000	31,230
4.875% 3/01/44	130,000	170,204
Entergy Arkansas LLC
2.650% 6/15/51	80,000	80,736
Entergy Louisiana LLC
4.950% 1/15/45	40,000	44,020
ITC Holdings Corp.
2.950% 5/14/30 (c)	40,000	43,014
Metropolitan Edison Co.
4.300% 1/15/29 (c)	56,000	65,789
Nevada Power Co.
6.650% 4/01/36	20,000	29,546
Pacific Gas and Electric Co.
2.500% 2/01/31	35,000	33,301
Pennsylvania Electric Co.
4.150% 4/15/25 (c)	70,000	76,762
Puget Energy, Inc.
3.650% 5/15/25	5,000	5,351
Xcel Energy, Inc.
6.500% 7/01/36	110,000	161,271
		842,295
Foods — 0.3%
Ingredion, Inc.
3.200% 10/01/26	27,000	29,832
JBS USA LUX SA/JBS USA Finance, Inc.
6.500% 4/15/29 (c)	25,000	27,749
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (c)	92,000	100,139
Kraft Heinz Foods Co.
3.950% 7/15/25	63,000	68,358
Mars, Inc.
3.950% 4/01/49 (c)	75,000	90,794
Smithfield Foods, Inc.
3.000% 10/15/30 (c)	43,000	43,093
		359,965
Forest Products & Paper — 0.0%
Fibria Overseas Finance Ltd.
4.000% 1/14/25	35,000	37,100
Gas — 0.0%
CenterPoint Energy Resources Corp.
6.250% 2/01/37	35,000	46,518

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Services — 0.1%
Advocate Health & Hospitals Corp.
3.829% 8/15/28	$25,000	$28,948
Humana, Inc.
4.800% 3/15/47	25,000	32,728
UnitedHealth Group, Inc.
3.125% 5/15/60	40,000	42,929
		104,605
Home Builders — 0.0%
Lennar Corp.
4.750% 5/30/25	30,000	32,741
Insurance — 2.0%
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	175,000	182,223
American International Group, Inc.
4.200% 4/01/28	40,000	46,388
4.500% 7/16/44	25,000	29,164
4.750% 4/01/48	15,000	18,377
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	115,000	125,613
AmTrust Financial Services, Inc.
6.125% 8/15/23	145,000	134,444
Arch Capital Finance LLC
5.031% 12/15/46	30,000	37,814
Arch Capital Group Ltd.
3.635% 6/30/50	55,000	59,130
Athene Global Funding
2.500% 1/14/25 (c)	115,000	118,538
Athene Holding Ltd.
4.125% 1/12/28	240,000	260,618
AXIS Specialty Finance LLC
3.900% 7/15/29	95,000	103,831
5 year CMT + 3.186% 4.900% VRN 1/15/40	55,000	54,948
AXIS Specialty Finance PLC
4.000% 12/06/27	60,000	65,677
Brighthouse Financial, Inc.
3.700% 6/22/27	55,000	57,055
4.700% 6/22/47	50,000	48,120
5.625% 5/15/30	45,000	52,405
Brown & Brown, Inc.
2.375% 3/15/31	25,000	25,154
4.200% 9/15/24	42,000	46,347
CNO Financial Group, Inc.
5.250% 5/30/25	107,000	122,725
Enstar Group Ltd.
4.500% 3/10/22	70,000	72,929
4.950% 6/01/29	65,000	72,836

	Principal Amount	Value
Equitable Financial Life Global Funding
1.400% 7/07/25 (c)	$50,000	$51,045
Equitable Holdings, Inc.
5.000% 4/20/48	40,000	47,281
Markel Corp.
3.350% 9/17/29	25,000	27,603
New York Life Insurance Co.
3.750% 5/15/50 (c)	25,000	28,186
The Progressive Corp. 3 mo. USD LIBOR + 2.539%
5.375% VRN (d)	70,000	70,000
Prudential Financial, Inc.
5 year CMT + 3.035% 3.700% VRN 10/01/50	20,000	20,406
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	45,000	47,798
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	110,000	124,361
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	50,000	52,660
Reinsurance Group of America, Inc.
3.150% 6/15/30	55,000	59,881
3.900% 5/15/29	60,000	68,495
Teachers Insurance & Annuity Association of America
4.270% 5/15/47 (c)	35,000	40,979
USF&G Capital I
8.500% 12/15/45 (c)	35,000	55,004
Voya Financial, Inc. 3 mo. USD LIBOR + 2.084%
4.700% VRN 1/23/48	25,000	25,023
Willis North America, Inc.
2.950% 9/15/29	45,000	48,491
4.500% 9/15/28	65,000	77,286
XLIT Ltd.
4.450% 3/31/25	89,000	100,655
		2,679,490
Internet — 0.1%
Alphabet, Inc.
2.250% 8/15/60	35,000	33,095
Amazon.com, Inc.
4.050% 8/22/47	45,000	58,465
		91,560
Investment Companies — 0.5%
Ares Capital Corp.
3.500% 2/10/23	125,000	128,397
BlackRock TCP Capital Corp.
3.900% 8/23/24	180,000	182,884

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
4.125% 8/11/22	$70,000	$70,996
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.250% 2/01/22	105,000	106,110
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	145,000	146,892
		635,279
Iron & Steel — 0.1%
Vale Overseas Ltd.
6.250% 8/10/26	50,000	59,125
6.875% 11/21/36	35,000	45,559
		104,684
Machinery – Diversified — 0.1%
CNH Industrial Capital LLC
1.950% 7/02/23	25,000	25,469
3.875% 10/15/21	95,000	97,585
		123,054
Media — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.125% 5/01/27 (c)	30,000	31,567
Charter Communications Operating LLC/Charter Communications Operating Capital
6.484% 10/23/45	35,000	46,944
Comcast Corp.
3.400% 7/15/46	45,000	50,071
3.450% 2/01/50	55,000	62,131
3.969% 11/01/47	25,000	29,885
4.750% 3/01/44	35,000	46,114
Discovery Communications LLC
3.950% 3/20/28	62,000	70,531
4.000% 9/15/55 (c)	30,000	30,459
4.650% 5/15/50	30,000	34,389
Grupo Televisa SAB
6.625% 3/18/25	100,000	120,438
Time Warner Cable, Inc.
6.750% 6/15/39	30,000	40,569
ViacomCBS, Inc.
4.200% 5/19/32	40,000	45,774
The Walt Disney Co.
3.600% 1/13/51	65,000	73,249
		682,121
Mining — 0.2%
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (c)	23,000	26,962
Glencore Funding LLC
3.875% 10/27/27 (c)	25,000	27,259

	Principal Amount	Value
4.625% 4/29/24 (c)	$85,000	$93,640
Kinross Gold Corp.
4.500% 7/15/27	31,000	35,160
5.125% 9/01/21	31,000	31,898
Teck Resources Ltd.
6.000% 8/15/40	35,000	39,633
		254,552
Miscellaneous - Manufacturing — 0.0%
Carlisle Cos., Inc.
2.750% 3/01/30	59,000	62,715
General Electric Co.
4.125% 10/09/42	5,000	5,059
		67,774
Oil & Gas — 0.7%
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (d)	65,000	67,763
Cenovus Energy, Inc.
4.250% 4/15/27	50,000	45,204
6.750% 11/15/39	29,000	29,155
Diamondback Energy, Inc.
3.250% 12/01/26	45,000	45,148
EQT Corp.
3.000% 10/01/22	65,000	63,456
3.900% 10/01/27	195,000	179,522
7.875% STEP 2/01/25	70,000	77,591
Marathon Petroleum Corp.
4.500% 4/01/48	10,000	10,135
6.500% 3/01/41	35,000	42,669
Newfield Exploration Co.
5.375% 1/01/26	60,000	56,348
5.625% 7/01/24	40,000	38,802
5.750% 1/30/22	66,000	65,971
Occidental Petroleum Corp.
6.600% 3/15/46	81,000	69,761
Ovintiv, Inc.
6.500% 2/01/38	15,000	13,622
Patterson-UTI Energy, Inc.
3.950% 2/01/28	72,000	55,648
Petroleos Mexicanos
5.350% 2/12/28	30,000	25,950
6.375% 1/23/45	15,000	11,498
6.500% 3/13/27	10,000	9,370
6.625% 6/15/38	5,000	3,943
		911,556
Oil & Gas Services — 0.1%
National Oilwell Varco, Inc.
3.600% 12/01/29	70,000	67,989

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3.950% 12/01/42	$60,000	$53,954
		121,943
Packaging & Containers — 0.1%
Amcor Finance USA, Inc.
3.625% 4/28/26	95,000	105,827
WRKCo, Inc.
3.000% 6/15/33	30,000	32,634
		138,461
Pharmaceuticals — 0.6%
AbbVie, Inc.
4.050% 11/21/39 (c)	40,000	45,998
4.700% 5/14/45	75,000	92,348
Becton Dickinson and Co.
4.685% 12/15/44	25,000	30,911
Bristol-Myers Squibb Co.
4.350% 11/15/47	30,000	39,621
Cigna Corp.
4.800% 7/15/46 (c)	30,000	37,592
CVS Health Corp.
4.300% 3/25/28	45,000	52,671
5.050% 3/25/48	20,000	25,528
6.125% 9/15/39	10,000	13,895
CVS Pass-Through Trust
5.926% 1/10/34 (c)	44,955	52,027
Dentsply Sirona, Inc.
3.250% 6/01/30	25,000	27,180
McKesson Corp.
4.883% 3/15/44	10,000	12,249
6.000% 3/01/41	30,000	40,874
Mylan NV
3.950% 6/15/26	90,000	101,253
5.250% 6/15/46	60,000	74,466
Teva Pharmaceutical Finance Netherlands III BV
2.200% 7/21/21	59,000	58,439
Upjohn, Inc.
2.700% 6/22/30 (c)	55,000	56,945
		761,997
Pipelines — 0.6%
Energy Transfer Operating LP
4.200% 4/15/27	30,000	31,039
5.875% 1/15/24	30,000	33,030
6.125% 12/15/45	40,000	40,152
3 mo. USD LIBOR + 4.028% 6.250% VRN (d)	95,000	61,988
5 year CMT + 5.134% 6.750% VRN (d)	45,000	34,650

	Principal Amount	Value
EnLink Midstream Partners LP
4.150% 6/01/25	$125,000	$107,629
4.850% 7/15/26	24,000	20,763
Enterprise Products Operating LLC
3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	45,000	42,851
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	30,000	26,700
EQM Midstream Partners LP
4.750% 7/15/23	70,000	69,863
MPLX LP
4.500% 4/15/38	30,000	30,712
6.250% 10/15/22	19,000	19,021
3 mo. USD LIBOR + 4.652% 6.875% VRN (d)	90,000	73,700
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110%
6.125% VRN (d)	105,000	66,612
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	50,000	48,484
4.500% 12/15/26	67,000	71,237
4.700% 6/15/44	50,000	44,332
Sunoco Logistics Partners Operations LP
5.300% 4/01/44	25,000	23,292
		846,055
Private Equity — 0.2%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (c)	35,000	34,987
Carlyle Finance Subsidiary LLC
3.500% 9/19/29 (c)	65,000	70,339
Hercules Capital, Inc.
4.625% 10/23/22	70,000	70,861
KKR Group Finance Co. VI LLC
3.750% 7/01/29 (c)	50,000	57,522
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (c)	30,000	30,571
		264,280
Real Estate Investment Trusts (REITS) — 0.7%
Agree LP
2.900% 10/01/30	20,000	20,744
American Tower Trust #1
3.652% 3/15/48 (c)	50,000	54,244
Crown Castle International Corp.
5.200% 2/15/49	13,000	17,108
Healthcare Trust of America Holdings LP
3.500% 8/01/26	75,000	83,486

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Highwoods Realty LP
4.125% 3/15/28	$20,000	$22,065
Host Hotels & Resorts LP
3.500% 9/15/30	93,000	89,021
Service Properties Trust
4.500% 6/15/23	30,000	29,420
4.950% 10/01/29	45,000	38,588
Spirit Realty LP
3.200% 1/15/27	100,000	101,283
3.400% 1/15/30	25,000	24,856
4.000% 7/15/29	55,000	57,211
4.450% 9/15/26	11,000	11,803
Store Capital Corp.
4.625% 3/15/29	62,000	66,483
Tanger Properties LP
3.875% 12/01/23	58,000	58,331
VEREIT Operating Partnership LP
3.100% 12/15/29	115,000	115,201
3.400% 1/15/28	25,000	26,102
4.625% 11/01/25	85,000	93,917
WP Carey, Inc.
4.250% 10/01/26	32,000	36,128
		945,991
Retail — 0.1%
Advance Auto Parts, Inc.
1.750% 10/01/27	15,000	14,955
AutoZone, Inc.
1.650% 1/15/31	45,000	44,055
Starbucks Corp.
2.550% 11/15/30	70,000	74,323
		133,333
Semiconductors — 0.1%
KLA Corp.
3.300% 3/01/50	75,000	79,239
Microchip Technology, Inc.
3.922% 6/01/21	25,000	25,553
		104,792
Software — 0.2%
Broadridge Financial Solutions, Inc.
2.900% 12/01/29	79,000	85,583
Microsoft Corp.
4.450% 11/03/45	89,000	125,756
		211,339
Telecommunications — 0.4%
AT&T, Inc.
1.650% 2/01/28	30,000	30,057
3.500% 9/15/53 (c)	133,000	128,588
3.550% 9/15/55 (c)	188,000	182,204

	Principal Amount	Value
Crown Castle Towers LLC
4.241% 7/15/48 (c)	$40,000	$45,583
Qwest Corp
6.750% 12/01/21	29,000	30,625
Sprint Communications, Inc.
9.250% 4/15/22	65,000	72,115
Telefonaktiebolaget LM Ericsson
4.125% 5/15/22	63,000	65,668
Verizon Communications, Inc.
6.550% 9/15/43	34,000	55,345
		610,185
Transportation — 0.1%
CSX Corp.
4.750% 11/15/48	20,000	26,551
Norfolk Southern Corp.
4.050% 8/15/52	35,000	42,891
		69,442

TOTAL CORPORATE DEBT (Cost $16,275,757)		17,309,297

MUNICIPAL OBLIGATIONS — 0.1%
JobsOhio Beverage System Series B, Revenue Bonds,
4.532% 1/01/35	150,000	192,584
State of California BAB, General Obligation
7.600% 11/01/40	10,000	18,013
		210,597

TOTAL MUNICIPAL OBLIGATIONS (Cost $174,830)		210,597

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.0%
Automobile Asset-Backed Securities — 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (c)	100,000	101,263
Hertz Vehicle Financing LLC, Series 2018-3A, Class A
4.030% 7/25/24 (c)	97,620	97,372
Santander Revolving Auto Loan Trust
Series 2019-A, Class B, 2.800% 1/26/32 (c)	34,000	35,774
Series 2019-A, Class C, 3.000% 1/26/32 (c)	20,000	20,249

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-A, Class D, 3.450% 1/26/32 (c)	$147,000	$146,470
		401,128
Commercial Mortgage-Backed Securities — 1.8%
Aventura Mall Trust, Series 2018-AVM, Class C,
4.249% VRN 7/05/40 (c) (e)	190,000	178,389
BANK
Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (e)	29,000	33,570
Series 2019-BN16, Class AS, 4.267% 2/15/52	31,333	37,298
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (e)	24,330	27,204
BBCMS Mortgage Trust
Series 2020-C7, Class AS, 2.444% 4/15/53	57,000	59,875
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (c) (e)	100,000	88,916
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (c) (e)	100,000	82,081
Benchmark Mortgage Trust, Series 2019-B14, Class AS
3.352% 12/15/62	150,000	167,049
BHMS Mortgage Trust
Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 1.402% FRN 7/15/35 (c)	150,000	143,440
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 1.652% FRN 7/15/35 (c)	100,000	92,753
BX Commercial Mortgage Trust
Series 2018-IND, Class B, 1 mo. USD LIBOR + .900% 1.052% FRN 11/15/35 (c)	70,000	69,743
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.952% FRN 10/15/36 (c)	142,395	141,070
CD Commercial Mortgage Trust
Series 2019-CD8, Class B, 3.366% 8/15/57	78,000	80,999
Series 2019-CD8, Class C, 3.719% 8/15/57	94,000	87,726
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class C,
4.339% VRN 10/12/50 (e)	70,000	63,970
Commercial Mortgage Pass-Through Certificates
Series 2013-GAM, Class A1, 1.705% 2/10/28 (c)	8,319	8,301
Series 2012-CR4, Class B, 3.703% 10/15/45 (c)	35,000	22,853

	Principal Amount	Value
Series 2015-CR23, Class C, 4.435% VRN 5/10/48 (e)	$35,000	$35,236
Series 2014-UBS5, Class B, 4.514% VRN 9/10/47 (e)	50,000	51,018
Series 2014-LC17, Class C, 4.705% VRN 10/10/47 (e)	100,000	101,227
GS Mortgage Securities Trust, Series 2017-GS6, Class B
3.869% 5/10/50	79,000	87,552
Jackson Park Trust, Series 2019-LIC, Class C,
3.131% VRN 10/14/39 (c) (e)	100,000	103,242
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS
3.056% 8/15/49	140,000	148,990
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C,
4.323% VRN 10/15/50 (e)	100,000	91,555
Morgan Stanley Capital I Trust
Series 2019-L2, Class AS, 4.272% 3/15/52	100,000	117,501
Series 2018-H3, Class B, 4.620% VRN 7/15/51 (e)	20,000	23,131
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (c) (e)	100,000	100,383
Wells Fargo Commercial Mortgage Trust
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (e)	30,000	35,204
Series 2018-C45, Class B, 4.556% 6/15/51	10,000	10,992
WF-RBS Commercial Mortgage Trust
Series 2012-C8, Class B, 4.311% 8/15/45	40,000	40,766
Series 2011-C3, Class B, 4.740% 3/15/44 (c)	50,000	50,327
		2,382,361
Other Asset-Backed Securities — 4.9%
321 Henderson Receivables LLC, Series 2015-1A, Class A
3.260% 9/15/72 (c)	103,920	108,112
AASET Trust, Series 2018-2A, Class A
4.454% 11/18/38 (c)	217,386	202,184
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (c)	96,484	100,389
American Tower Trust #1, Series 13, Class 2A
3.070% 3/15/48 (c)	50,000	51,105

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Anchorage Capital CLO Ltd., Series 2019-11A, Class A, 3 mo. USD LIBOR + 1.390%
1.648% FRN 7/22/32 (c)	$250,000	$250,040
Ascentium Equipment Receivables Trust, Series 2019-2A, Class E
3.780% 5/10/27 (c)	177,000	177,366
BlueMountain CLO XXV Ltd., Series 2019-25A, Class B, 3 mo. USD LIBOR + 1.800%
2.075% FRN 7/15/32 (c)	250,000	249,669
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (c)	207,816	192,325
CF Hippolyta LLC, Series 2020-1, Class A1
1.690% 7/15/60 (c)	100,000	101,130
CLI Funding V LLC, Series 2014-1A, Class A
3.290% 6/18/29 (c)	34,893	34,893
DB Master Finance LLC
Series 2019-1A, Class A2II, 4.021% 5/20/49 (c)	74,250	78,530
Series 2019-1A, Class A23, 4.352% 5/20/49 (c)	66,330	72,509
Domino’s Pizza Master Issuer LLC
Series 2019-1A, Class A2, 3.668% 10/25/49 (c)	49,625	52,682
Series 2015-1A, Class A2II, 4.474% 10/25/45 (c)	105,600	112,290
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750%
2.025% FRN 10/15/30 (c)	250,000	248,770
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A
2.730% 4/25/28 (c)	25,973	25,862
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450%
1.722% FRN 4/20/31 (c)	250,000	250,097
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M6, 1 mo. USD LIBOR + 1.725%
1.873% FRN 1/25/35	80,000	74,792
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 10/15/54 (c)	120,843	122,469
Series 2016-1A, Class A, 3.230% 10/15/52 (c)	51,364	53,391
Series 2017-1A, Class A, 3.740% 10/15/52 (c)	85,745	90,434

	Principal Amount	Value
Series 2019-1A, Class A, 3.860% 10/15/54 (c)	$125,419	$132,815
Helios Issuer LLC, Series 2017-1A, Class A
4.940% 9/20/49 (c)	84,495	89,945
Hero Funding Trust
Series 2016-4A, Class A1, 3.570% 9/20/47 (c)	53,474	55,644
Series 2018-1A, Class A2, 4.670% 9/20/48 (c)	65,522	70,309
Highbridge Loan Management Ltd., Series 13A-18, Class C, 3 mo. USD LIBOR + 2.150%
2.425% FRN 10/15/30 (c)	250,000	242,166
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (c)	338,640	310,477
J.G. Wentworth LLC, Series 2017-1A, Class B
5.430% 8/15/62 (c)	200,000	221,902
KKR Financial CLO Ltd., Series 24, Class A1, 3 mo. USD LIBOR + 1.360%
1.632% FRN 4/20/32 (c)	250,000	247,542
MP CLO III Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250%
1.522% FRN 10/20/30 (c)	250,000	246,939
OneMain Financial Issuance Trust, Series 2019-2A, Class A
3.140% 10/14/36 (c)	330,000	351,680
Orange Lake Timeshare Trust, Series 2016-A, Class B
2.910% 3/08/29 (c)	12,299	11,624
Oxford Finance Funding Trust
Series 2020-1A, Class A2, 3.101% 2/15/28 (c)	68,000	68,972
Series 2016-1A, Class A, 3.968% 6/17/24 (c)	6,109	6,111
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2
3.858% 12/05/49 (c)	92,303	86,813
Rockford Tower CLO Ltd., Series 2019-1A, Class B1, 3 mo. USD LIBOR + 2.050%
2.322% FRN 4/20/32 (c)	300,000	300,015
SBA Tower Trust, Series 2014-2A, Class C,
3.869% STEP 10/15/49 (c)	100,000	105,290
Sierra Receivables Funding LLC
Series 2015-3A, Class B, 3.080% 9/20/32 (c)	10,149	10,139

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-3A, Class C, 4.170% 9/20/35 (c)	$102,702	$105,073
Store Master Funding I-VII, Series 2019-1, Class A2
3.650% 11/20/49 (c)	114,993	116,659
Taco Bell Funding LLC
Series 2018-1A, Class A2II, 4.940% 11/25/48 (c)	39,300	41,957
Series 2016-1A, Class A23, 4.970% 5/25/46 (c)	217,688	233,787
TAL Advantage VII LLC, Series 2020-1A, Class A
2.050% 9/20/45 (c)	200,000	200,357
Trinity Rail Leasing LP
Series 2019-2A, Class A2, 3.100% 10/18/49 (c)	122,000	118,990
Series 2018-1A, Class A2, 4.620% 6/17/48 (c)	230,000	233,780
Triton Container Finance VIII LLC, Series 2020-1A, Class A
2.110% 9/20/45 (c)	150,000	150,193
WAVE Trust, Series 2017-1A, Class B
5.682% 11/15/42 (c)	202,760	145,646
Welk Resorts LLC, Series 2015-AA, Class A
2.790% 6/16/31 (c)	8,508	8,473
Willis Engine Structured Trust III, Series 2017-A, Class A,
4.690% STEP 8/15/42 (c)	200,707	170,054
		6,732,391
Student Loans Asset-Backed Securities — 2.9%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
1.648% FRN 7/25/58 (c)	100,000	88,305
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS
FRN 1/25/47	35,000	27,864
Commonbond Student Loan Trust, Series 2017-AGS, Class B
3.470% 5/25/41 (c)	67,075	64,463
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%
2.198% FRN 2/26/35 (c)	10,918	10,299
ECMC Group Student Loan Trust
Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 0.948% FRN 9/25/68 (c)	72,669	71,302
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 1.348% FRN 12/27/66 (c)	63,023	62,674

	Principal Amount	Value
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 1.498% FRN 7/26/66 (c)	$77,013	$77,769
EdLinc Student Loan Funding Trust
Series 2017-A, Class A, PRIME - 1.150% 3.600% FRN 12/01/47 (c)	48,427	47,855
Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240% 4.388% FRN 11/26/40 (c)	65,000	69,040
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1, 28 day ARS
FRN 8/01/43 (c)	50,000	46,130
ELFI Graduate Loan Program LLC, Series 2019-A, Class B,
2.940% VRN 3/25/44 (c) (e)	151,000	146,382
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950%
1.200% FRN 2/25/42	19,679	19,348
Navient Private Education Refi Loan Trust
Series 2019-EA, Class A2B, 1 mo. USD LIBOR + .920% 1.072% FRN 5/15/68 (c)	100,000	99,821
Series 2019-EA, Class B, 3.390% 5/15/68 (c)	156,000	155,630
Navient Student Loan Trust
Series 2016-1A, Class A, 1 mo. USD LIBOR + .700% 0.848% FRN 2/25/70 (c)	58,449	56,990
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 0.948% FRN 3/25/67 (c)	100,000	99,012
Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150% 1.298% FRN 3/25/66 (c)	127,531	127,531
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 1.398% FRN 6/25/65 (c)	68,850	68,850
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 1.448% FRN 3/25/66 (c)	210,000	211,836
Series 2018-4A, Class B, 1 mo. USD LIBOR + 1.300% 1.448% FRN 6/27/67 (c)	100,000	93,808
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 10/25/58	40,000	36,050
Series 2019-BA, Class B, 4.040% 12/15/59 (c)	150,000	156,489

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Private Education Loan Trust
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 1.898% FRN 12/26/40 (c)	$19,671	$18,790
Series 2016-A, Class A1B, 3.600% 12/26/40 (c)	19,674	19,775
Nelnet Student Loan Trust
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .750% 0.898% FRN 9/27/66 (c)	100,000	98,097
Series 2018-5A, Class B, 1 mo. USD LIBOR + 1.450% 1.598% FRN 2/25/67 (c)	200,000	187,788
Series 2019-5, Class A, 2.530% 10/25/67 (c)	279,754	290,587
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%
0.480% FRN 2/15/45	37,368	33,636
SLM Student Loan Trust
Series 2005-4, Class B, 3 mo. USD LIBOR + .180% 0.425% FRN 7/25/55	215,475	191,752
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.455% FRN 10/25/40	125,632	112,320
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 0.465% FRN 1/25/41	53,923	48,219
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.535% FRN 1/25/44	73,266	65,280
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.555% FRN 1/25/55	41,231	36,656
Series 2004-1 Class B, 3 mo. USD LIBOR + .500% 0.745% FRN 7/25/39	38,554	35,603
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 0.900% FRN 12/15/38	81,365	74,739
Series 2014-2, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 1/25/72	300,000	264,398
SMB Private Education Loan Trust
Series 2019-B, Class A2B, 1 mo. USD LIBOR + 1.000% 1.152% FRN 6/15/37 (c)	250,000	249,585
Series 2017-A, Class B, 3.500% 6/17/41 (c)	100,000	99,612
SoFi Professional Loan Program LLC
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 1.348% FRN 6/25/33 (c)	12,455	12,495

	Principal Amount	Value
Series 2019-C, Class BFX, 3.050% 11/16/48 (c)	$123,000	$126,351
South Carolina Student Loan Corp., Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050%
1.295% FRN 10/27/36	99,980	99,349
		3,902,480
Whole Loan Collateral Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loans, Inc.
Series 2004-2, Class 1A1, 3.666% VRN 2/25/34 (e)	4,130	3,987
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (e)	1,038	996
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1,
2.976% VRN 12/25/57 (c) (e)	25,499	25,658
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1,
3.490% VRN 8/25/34 (e)	1,518	1,532
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A,
3.165% VRN 8/25/34 (e)	9,933	9,904
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.500% VRN 1/25/47 (c) (e)	54,077	55,127
Merrill Lynch Mortgage Investors, Inc.
Series 2003-A4, Class IA, 3.032% VRN 7/25/33 (e)	597	569
Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (e)	561	554
PSMC Trust, Series 2018-2, Class A1,
3.500% VRN 6/25/48 (c) (e)	43,837	44,618
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A,
2.970% VRN 3/25/34 (e)	4,343	4,311
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%
2.419% FRN 4/25/44	12,236	11,702
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1,
4.000% VRN 11/25/48 (c) (e)	35,728	36,479
		195,437

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $13,764,597)		13,613,797

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 0.2%
Colombia Government International Bond
6.125% 1/18/41	$100,000	$128,250
Mexico Government International Bond
4.750% 3/08/44	179,000	195,199
		323,449

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $281,064)		323,449

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 7.9%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp.
Series 2617, Class Z, 5.500% 5/15/33	31,671	36,628
Series 2693, Class Z, 5.500% 10/15/33	58,905	66,883
		103,511
Pass-Through Securities — 7.5%
Federal Home Loan Mortgage Corp.
Pool #RA2483 3.500% 6/01/50	464,899	495,152
Pool #G05253 5.000% 2/01/39	5,000	5,759
Pool #G00729 8.000% 6/01/27	7,204	8,179
Federal National Mortgage Association
Pool #MA3029 3.000% 6/01/32	112,458	118,538
Pool #MA3090 3.000% 8/01/32	52,008	54,820
Pool #725692 1 year CMT + 2.137% 3.138% FRN 10/01/33	4,684	4,907
Pool #888586 1 year CMT + 2.196% 3.326% FRN 10/01/34	10,444	11,006
Pool #AS1304 3.500% 12/01/28	25,164	27,059
Pool #AV2325 3.500% 12/01/28	12,589	13,537
Pool #MA1356 3.500% 2/01/43	217,168	235,711
Pool #CA6096 3.500% 6/01/50	417,092	448,275
Pool #FM4017 3.500% 8/01/50	49,926	52,878
Pool #CA1909 4.500% 6/01/48	150,110	162,535
Pool #AD6437 5.000% 6/01/40	10,302	11,808
Pool #AD6996 5.000% 7/01/40	69,864	80,076
Pool #AL8173 5.000% 2/01/44	25,957	29,532
Pool #564594 7.000% 1/01/31	5,578	6,410
Pool #253795 7.000% 5/01/31	2,478	2,890
Pool #507061 7.500% 10/01/29	455	524
Pool #527761 7.500% 2/01/30	458	478
Pool #253183 7.500% 4/01/30	1,112	1,293
Pool #253265 7.500% 5/01/30	617	717
Pool #535248 8.000% 4/01/30	54	63

	Principal Amount	Value
Pool #539460 8.000% 5/01/30	$956	$1,125
Pool #190317 8.000% 8/01/31	876	1,025
Government National Mortgage Association I Pool #352049 7.000% 10/15/23	253	267
Government National Mortgage Association II
Pool# MA6656 3.000% 5/20/50	443,081	464,982
Pool# MA6710 3.000% 6/20/50	396,297	416,751
Pool #MA4321 3.500% 3/20/47	302,916	324,036
Government National Mortgage Association II TBA Pool #1635 3.500% 10/21/50 (f)	2,950,000	3,106,719
Uniform Mortgage Backed Securities TBA
Pool #505 2.000% 10/19/35 (f)	1,450,000	1,507,320
Pool #1082 2.000% 10/14/50 (f)	700,000	723,844
Pool #17115 3.500% 10/14/50 (f)	1,625,000	1,713,106
Pool #21133 4.500% 10/14/50 (f)	225,000	243,369
		10,274,691
Whole Loans — 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2020-DNA3, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/50 (c)	120,000	120,202
Series 2019-DNA3, Class M2, 1 mo. USD LIBOR + 2.050% 2.198% FRN 7/25/49 (c)	91,089	89,234
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 1 mo. USD LIBOR + 2.450%
2.598% FRN 7/25/31 (c)	119,122	118,196
		327,632

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $10,677,201)		10,705,834

U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Bonds & Notes — 3.1%
U.S. Treasury Bond
2.250% 8/15/49 (g)	710,000	846,452
3.500% 2/15/39	980,000	1,376,822
U.S. Treasury Note
0.125% 5/15/23	700,000	699,603
0.375% 4/30/25	900,000	905,357

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
1.625% 8/15/29	$350,000	$381,185
		4,209,419

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,227,155)		4,209,419

TOTAL BONDS & NOTES (Cost $45,400,604)		46,372,393

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $130,531)		84,300
	Number of Shares
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., Expires 3/31/21 (a)	3,598	8,096

TOTAL RIGHTS (Cost $7,664)		8,096

WARRANTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Occidental Petroleum Corp., Expires 8/3/27 (a)	69	207

TOTAL WARRANTS (Cost $342)		207

MUTUAL FUNDS — 7.7%
Diversified Financial Services — 7.7%
iShares China Large-Cap ETF (b)	2,800	117,600
iShares MSCI Australia ETF (b)	7,000	138,040
iShares MSCI EAFE ETF	43,430	2,764,319
iShares MSCI France ETF	8,500	237,490
iShares MSCI Germany ETF	7,200	209,736
iShares MSCI India ETF (b)	13,000	440,180
iShares MSCI Italy ETF (b)	2,900	70,702
iShares MSCI Japan ETF (b)	10,300	608,421
iShares MSCI Singapore ETF	1,150	21,528
iShares MSCI South Korea ETF (b)	1,800	117,612
iShares MSCI Spain ETF	3,400	73,984
iShares MSCI Sweden ETF	2,100	74,151
iShares MSCI Switzerland Capped ETF	6,400	262,848

	Number of Shares	Value
iShares MSCI Turkey Investable Market ETF (b)	1,700	$33,592
iShares MSCI United Kingdom ETF (b)	10,500	267,645
State Street Navigator Securities Lending Prime Portfolio (h)	516,386	516,386
Vanguard FTSE Developed Markets ETF	74,840	3,060,956
Vanguard FTSE Emerging Markets ETF	35,200	1,522,047

TOTAL MUTUAL FUNDS (Cost $9,791,610)		10,537,237

TOTAL LONG-TERM INVESTMENTS (Cost $118,025,926)		132,359,602
	Principal Amount
SHORT-TERM INVESTMENTS — 5.7%
Commercial Paper — 4.4%
Carnival Corp.
1.746% 11/25/20 (c)	$1,000,000	993,922
Duke Energy Corp.
0.223% 10/02/20 (c)	1,000,000	999,995
Harley-Davidson Funding Corp.
0.304% 10/19/20 (c)	1,000,000	999,890
Intercontinental Exchange, Inc.
0.376% 12/03/20 (c) (i)	1,000,000	999,337
Keurig Dr Pepper
0.193% 10/13/20 (c)	1,000,000	999,937
Societe Generale
0.081% 10/06/20 (c)	1,000,000	999,984
		5,993,065
Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (j)	1,737,564	1,737,564

TOTAL SHORT-TERM INVESTMENTS (Cost $7,734,089)		7,730,629

TOTAL INVESTMENTS — 102.8% (Cost $125,760,015) (k)		140,090,231

Other Assets/(Liabilities) — (2.8)%		(3,826,930)

NET ASSETS — 100.0%		$136,263,301

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

Abbreviation Legend

ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $1,914,722 or 1.41% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,453,100 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $20,855,213 or 15.31% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2020.

(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $999,337 or 0.73% of net assets.

(j)

Maturity value of $1,737,564. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,772,346.

(k)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD	138,250	$17,544	$6,912	$10,632

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,620,000	$44,728	$80,988	$(36,260)
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	890,000	22,028	42,631	(20,603)
									66,756	123,619	(56,863)
									$84,300	$130,531	$(46,231)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
E-MINI MSCI EAFE INDEX	12/18/20	3	$281,394	$(3,414)
Mini MSCI Emerging Market Index	12/18/20	25	1,349,203	11,423
U.S. Treasury Long Bond	12/21/20	2	353,002	(439)
U.S. Treasury Ultra Bond	12/21/20	9	2,027,000	(30,687)
U.S. Treasury Note 2 Year	12/31/20	36	7,951,541	3,053
U.S. Treasury Note 5 Year	12/31/20	9	1,133,601	680
				$(19,384)
Short
U.S. Treasury Ultra 10 Year	12/21/20	2	$(319,029)	$(815)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 35†	1.000%	Quarterly	12/20/2025	USD	200,000	$(4,168)	$(4,779)	$611
CDX.NA.IG Series 35†	1.000%	Quarterly	12/20/2025	USD	200,000	(4,168)	(4,900)	732
						$(8,336)	$(9,679)	$1,343

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 99.8%
COMMON STOCK — 99.8%
Basic Materials — 3.0%
Chemicals — 1.9%
Air Products & Chemicals, Inc.	100	$29,786
Albemarle Corp.	10	893
Cabot Corp.	200	7,206
Celanese Corp.	1,810	194,485
CF Industries Holdings, Inc.	1,700	52,207
The Chemours Co.	1,300	27,183
Dow, Inc.	2,603	122,471
DuPont de Nemours, Inc.	903	50,099
Eastman Chemical Co.	1,360	106,243
Ecolab, Inc.	100	19,984
Element Solutions, Inc. (a)	1,800	18,918
FMC Corp.	500	52,955
Huntsman Corp.	2,900	64,409
Linde PLC	340	80,964
LyondellBasell Industries NV Class A	4,300	303,107
The Mosaic Co.	400	7,308
NewMarket Corp.	250	85,580
Olin Corp.	3,000	37,140
PPG Industries, Inc.	1,590	194,107
RPM International, Inc.	100	8,284
Valvoline, Inc.	2,100	39,984
Westlake Chemical Corp.	260	16,437
		1,519,750
Forest Products & Paper — 0.3%
International Paper Co.	6,100	247,294
Iron & Steel — 0.3%
Nucor Corp.	800	35,888
Reliance Steel & Aluminum Co.	810	82,652
Steel Dynamics, Inc.	3,100	88,753
		207,293
Mining — 0.5%
Freeport-McMoRan, Inc.	931	14,561
Newmont Corp.	6,100	387,045
Southern Copper Corp.	800	36,216
		437,822
		2,412,159
Communications — 11.1%
Advertising — 0.3%
The Interpublic Group of Cos., Inc.	5,200	86,684
Omnicom Group, Inc.	2,400	118,800
		205,484
Internet — 2.1%
Alphabet, Inc. Class A (a)	560	820,736

	Number of Shares	Value
Alphabet, Inc. Class C (a)	370	$543,752
E*TRADE Financial Corp.	1,100	55,055
eBay, Inc.	1,400	72,940
F5 Networks, Inc. (a)	210	25,782
Lyft, Inc. Class A (a)	100	2,755
TD Ameritrade Holding Corp.	1,500	58,725
TripAdvisor, Inc.	900	17,631
Twitter, Inc. (a)	400	17,800
Uber Technologies, Inc. (a)	300	10,944
VeriSign, Inc. (a)	400	81,940
		1,708,060
Media — 2.9%
Charter Communications, Inc. Class A (a)	90	56,191
Comcast Corp. Class A	25,800	1,193,508
Discovery, Inc. Class A (a) (b)	1,800	39,186
Discovery, Inc. Class C (a)	4,928	96,589
DISH Network Corp. Class A (a)	241	6,996
Fox Corp. Class A	4,133	115,021
Fox Corp. Class B (a)	1,433	40,081
John Wiley & Sons, Inc. Class A	700	22,197
Liberty Broadband Corp. Class C (a)	60	8,572
Liberty Media Corp-Liberty SiriusXM Class A (a)	1,300	43,121
Liberty Media Corp-Liberty SiriusXM Class C (a)	1,221	40,391
Madison Square Garden Entertainment Corp. (a)	10	685
The New York Times Co. Class A (b)	100	4,279
Nexstar Media Group, Inc. Class A	430	38,670
ViacomCBS, Inc. Class A	293	8,875
ViacomCBS, Inc. Class B (b)	2,460	68,904
The Walt Disney Co.	4,678	580,446
		2,363,712
Telecommunications — 5.8%
Arista Networks, Inc. (a)	190	39,317
AT&T, Inc.	35,736	1,018,833
CenturyLink, Inc.	16,107	162,520
Ciena Corp. (a)	1,400	55,566
Cisco Systems, Inc.	33,200	1,307,748
EchoStar Corp. Class A (a)	600	14,934
Juniper Networks, Inc.	1,200	25,800
Motorola Solutions, Inc.	660	103,494
T-Mobile US, Inc. (a)	2,141	244,845
Telephone & Data Systems, Inc.	1,918	35,368
Ubiquiti, Inc.	350	58,331

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Verizon Communications, Inc.	27,900	$1,659,771
		4,726,527
		9,003,783
Consumer, Cyclical — 10.8%
Airlines — 0.4%
Alaska Air Group, Inc.	500	18,315
American Airlines Group, Inc. (b)	400	4,916
Copa Holdings SA Class A	80	4,027
Delta Air Lines, Inc.	5,600	171,248
JetBlue Airways Corp. (a)	1,900	21,527
Southwest Airlines Co.	1,800	67,500
United Airlines Holdings, Inc. (a)	1,800	62,550
		350,083
Apparel — 0.3%
Capri Holdings Ltd. (a)	2,500	45,000
Columbia Sportswear Co.	100	8,698
Hanesbrands, Inc.	7,000	110,250
PVH Corp.	400	23,856
Ralph Lauren Corp.	80	5,438
Skechers U.S.A., Inc. Class A (a)	100	3,022
Tapestry, Inc.	600	9,378
VF Corp.	700	49,175
		254,817
Auto Manufacturers — 1.0%
Cummins, Inc.	1,850	390,646
Ford Motor Co.	8,100	53,946
General Motors Co.	6,300	186,417
PACCAR, Inc.	2,000	170,560
		801,569
Auto Parts & Equipment — 0.5%
Allison Transmission Holdings, Inc.	2,100	73,794
Aptiv PLC	1,400	128,352
BorgWarner, Inc.	1,600	61,984
Gentex Corp.	3,200	82,400
Lear Corp.	480	52,344
		398,874
Distribution & Wholesale — 0.2%
Fastenal Co.	1,400	63,126
HD Supply Holdings, Inc. (a)	1,900	78,356
IAA, Inc. (a)	200	10,414
LKQ Corp. (a)	1,400	38,822
		190,718
Entertainment — 0.0%
Madison Square Garden Sports Corp. (a)	10	1,505
Food Services — 0.0%
Aramark	1,400	37,030

	Number of Shares	Value
Home Builders — 1.0%
D.R. Horton, Inc.	2,600	$196,638
Lennar Corp. Class A	3,370	275,262
Lennar Corp. Class B	1,449	95,141
NVR, Inc. (a)	20	81,662
PulteGroup, Inc.	1,600	74,064
Toll Brothers, Inc.	1,200	58,392
		781,159
Home Furnishing — 0.3%
Dolby Laboratories, Inc. Class A	300	19,884
Tempur Sealy International, Inc. (a)	1,000	89,190
Whirlpool Corp.	550	101,139
		210,213
Housewares — 0.1%
Newell Brands, Inc.	1,700	29,172
The Scotts Miracle-Gro Co.	90	13,762
		42,934
Leisure Time — 0.1%
Carnival Corp. (b)	100	1,518
Harley-Davidson, Inc.	1,200	29,448
Norwegian Cruise Line Holdings Ltd. (a) (b)	400	6,844
Polaris, Inc.	620	58,491
Royal Caribbean Cruises Ltd.	360	23,303
		119,604
Lodging — 0.8%
Extended Stay America, Inc.	300	3,585
Hilton Worldwide Holdings, Inc.	2,700	230,364
Las Vegas Sands Corp.	1,800	83,988
Marriott International, Inc. Class A	2,500	231,450
MGM Resorts International	100	2,175
Wyndham Destinations, Inc.	2,000	61,520
		613,082
Retail — 6.1%
Advance Auto Parts, Inc.	40	6,140
AutoNation, Inc. (a)	1,400	74,102
AutoZone, Inc. (a)	60	70,658
Best Buy Co., Inc.	1,990	221,467
Casey’s General Stores, Inc.	50	8,883
Costco Wholesale Corp.	250	88,750
Darden Restaurants, Inc.	1,300	130,962
Dick’s Sporting Goods, Inc.	200	11,576
Foot Locker, Inc.	400	13,212
The Gap, Inc.	200	3,406
Genuine Parts Co.	170	16,179
The Home Depot, Inc.	3,880	1,077,515
Kohl’s Corp.	1,900	35,207
McDonald’s Corp.	2,670	586,038

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MSC Industrial Direct Co., Inc. Class A	600	$37,968
Nu Skin Enterprises, Inc. Class A	1,100	55,099
Penske Automotive Group, Inc.	200	9,532
Qurate Retail, Inc.	2,400	17,232
Starbucks Corp.	2,200	189,024
Target Corp.	4,160	654,867
Tiffany & Co.	100	11,585
Walgreens Boots Alliance, Inc.	4,739	170,225
Walmart, Inc.	8,240	1,152,858
Williams-Sonoma, Inc.	300	27,132
Yum China Holdings, Inc.	2,800	148,260
Yum! Brands, Inc.	1,890	172,557
		4,990,434
		8,792,022
Consumer, Non-cyclical — 23.3%
Agriculture — 1.8%
Altria Group, Inc.	13,500	521,640
Bunge Ltd.	100	4,570
Philip Morris International, Inc.	12,760	956,872
		1,483,082
Beverages — 1.1%
Brown-Forman Corp. Class A	300	20,604
Brown-Forman Corp. Class B	100	7,532
The Coca-Cola Co.	9,700	478,889
Constellation Brands, Inc. Class A	210	39,797
Keurig Dr Pepper, Inc.	100	2,760
Molson Coors Beverage Co. Class B	360	12,082
PepsiCo, Inc.	2,650	367,290
		928,954
Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (a)	1,870	213,984
Biogen, Inc. (a)	1,410	399,989
Corteva, Inc.	3	86
Exelixis, Inc. (a)	2,100	51,345
Gilead Sciences, Inc.	12,400	783,556
United Therapeutics Corp. (a)	630	63,630
		1,512,590
Commercial Services — 1.3%
ADT, Inc.	13,300	108,661
AMERCO	70	24,919
Automatic Data Processing, Inc.	550	76,719
CoreLogic, Inc.	400	27,068
Equifax, Inc.	10	1,569
Global Payments, Inc.	330	58,601
Graham Holdings Co. Class B	6	2,425
H&R Block, Inc.	1,500	24,435
IHS Markit Ltd.	900	70,659

	Number of Shares	Value
ManpowerGroup, Inc.	1,230	$90,196
Nielsen Holdings PLC	600	8,508
Quanta Services, Inc.	600	31,716
Robert Half International, Inc.	1,500	79,410
S&P Global, Inc.	800	288,480
Sabre Corp.	2,000	13,020
United Rentals, Inc. (a)	700	122,150
		1,028,536
Cosmetics & Personal Care — 2.0%
Colgate-Palmolive Co.	7,400	570,910
Coty, Inc. Class A	200	540
The Procter & Gamble Co.	7,410	1,029,916
		1,601,366
Foods — 1.9%
Campbell Soup Co.	1,200	58,044
Conagra Brands, Inc.	2,764	98,702
Flowers Foods, Inc.	1,900	46,227
General Mills, Inc.	5,900	363,912
The Hershey Co.	390	55,903
Hormel Foods Corp.	900	44,001
Ingredion, Inc.	160	12,109
The J.M. Smucker Co.	290	33,501
Kellogg Co.	1,000	64,590
The Kraft Heinz Co.	3,100	92,845
The Kroger Co.	8,400	284,844
Lamb Weston Holdings, Inc.	1,133	75,084
McCormick & Co., Inc.	60	11,646
Mondelez International, Inc. Class A	2,150	123,517
Pilgrim’s Pride Corp. (a)	1,500	22,448
Post Holdings, Inc. (a)	260	22,360
Sprouts Farmers Market, Inc. (a)	2,600	54,418
Sysco Corp.	1,000	62,220
Tyson Foods, Inc. Class A	800	47,584
US Foods Holding Corp. (a)	400	8,888
		1,582,843
Health Care – Products — 2.5%
Abbott Laboratories	3,000	326,490
Baxter International, Inc.	1,500	120,630
Boston Scientific Corp. (a)	700	26,747
The Cooper Cos., Inc.	30	10,114
Danaher Corp.	1,360	292,849
Henry Schein, Inc. (a)	300	17,634
Hill-Rom Holdings, Inc.	560	46,766
Medtronic PLC	4,819	500,790
QIAGEN NV (a)	800	41,808
Steris PLC	90	15,857
Stryker Corp.	950	197,951
Thermo Fisher Scientific, Inc.	750	331,140

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Zimmer Biomet Holdings, Inc.	780	$106,189
		2,034,965
Health Care – Services — 1.8%
Anthem, Inc.	1,310	351,853
Centene Corp. (a)	1,256	73,262
DaVita, Inc. (a)	800	68,520
Encompass Health Corp.	100	6,498
HCA Healthcare, Inc.	770	96,004
Humana, Inc.	720	298,001
IQVIA Holdings, Inc. (a)	120	18,916
Laboratory Corp. of America Holdings (a)	320	60,246
Molina Healthcare, Inc. (a)	330	60,403
PPD, Inc. (a)	800	29,592
Quest Diagnostics, Inc.	590	67,549
UnitedHealth Group, Inc.	760	236,945
Universal Health Services, Inc. Class B	690	73,844
		1,441,633
Household Products & Wares — 0.9%
Avery Dennison Corp.	470	60,085
The Clorox Co.	350	73,560
Kimberly-Clark Corp.	3,640	537,482
Reynolds Consumer Products, Inc.	1,200	36,744
Spectrum Brands Holdings, Inc.	100	5,716
		713,587
Pharmaceuticals — 8.1%
AbbVie, Inc.	1,313	115,006
AmerisourceBergen Corp.	550	53,306
Becton Dickinson and Co.	1,150	267,582
Bristol-Myers Squibb Co.	14,300	862,147
Cigna Corp.	1,863	315,611
CVS Health Corp.	10,789	630,077
Herbalife Nutrition Ltd. (a)	500	23,325
Horizon Therapeutics PLC (a)	100	7,768
Jazz Pharmaceuticals PLC (a)	400	57,036
Johnson & Johnson	14,500	2,158,760
McKesson Corp.	430	64,040
Merck & Co., Inc.	2,428	201,403
Mylan NV (a)	5,500	81,565
Perrigo Co. PLC	800	36,728
Pfizer, Inc.	44,115	1,619,020
Zoetis, Inc.	420	69,455
		6,562,829
		18,890,385
Energy — 3.4%
Oil & Gas — 3.0%
Apache Corp.	128	1,212

	Number of Shares	Value
Cabot Oil & Gas Corp.	4,500	$78,120
Chevron Corp.	10,895	784,440
Cimarex Energy Co.	500	12,165
Concho Resources, Inc.	200	8,824
ConocoPhillips	9,148	300,420
Devon Energy Corp.	50	473
Diamondback Energy, Inc.	670	20,180
EOG Resources, Inc.	3,690	132,619
EQT Corp.	400	5,172
Exxon Mobil Corp.	18,390	631,329
Hess Corp.	200	8,186
HollyFrontier Corp.	2,800	55,188
Marathon Oil Corp.	2,900	11,861
Marathon Petroleum Corp.	1,277	37,467
Murphy Oil Corp.	1,700	15,164
Noble Energy, Inc.	480	4,104
Occidental Petroleum Corp.	1,288	12,893
Parsley Energy, Inc. Class A	400	3,744
Phillips 66	3,260	168,999
Pioneer Natural Resources Co.	400	34,396
Valero Energy Corp.	1,134	49,125
WPX Energy, Inc. (a)	66	323
		2,376,404
Oil & Gas Services — 0.1%
Baker Hughes Co.	3	40
Halliburton Co.	3,100	37,355
Schlumberger NV	3,840	59,750
		97,145
Pipelines — 0.3%
Kinder Morgan, Inc.	4,400	54,252
ONEOK, Inc.	800	20,784
Targa Resources Corp.	100	1,403
The Williams Cos., Inc.	8,700	170,955
		247,394
		2,720,943
Financial — 21.6%
Banks — 8.3%
Associated Banc-Corp.	1,350	17,037
Bank of America Corp.	46,473	1,119,535
Bank of Hawaii Corp.	820	41,426
The Bank of New York Mellon Corp.	10,150	348,551
Bank OZK	300	6,396
BOK Financial Corp.	100	5,151
Citigroup, Inc.	11,671	503,137
Citizens Financial Group, Inc.	1,900	48,032
Comerica, Inc.	700	26,775
Commerce Bancshares, Inc.	334	18,801
Cullen/Frost Bankers, Inc.	70	4,477

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
East West Bancorp, Inc.	1,600	$52,384
F.N.B. Corp.	2,900	19,662
Fifth Third Bancorp	2,560	54,579
First Horizon National Corp.	3,016	28,441
The Goldman Sachs Group, Inc.	2,390	480,318
Huntington Bancshares, Inc.	1,771	16,240
JPMorgan Chase & Co.	18,127	1,745,086
KeyCorp	5,896	70,339
M&T Bank Corp.	855	78,737
Morgan Stanley	7,800	377,130
Northern Trust Corp.	1,030	80,309
PacWest Bancorp	2,400	40,992
The PNC Financial Services Group, Inc.	3,096	340,281
Popular, Inc.	900	32,643
Prosperity Bancshares, Inc.	100	5,183
Regions Financial Corp.	4,160	47,965
State Street Corp.	4,800	284,784
SVB Financial Group (a)	40	9,625
Synovus Financial Corp.	1,271	26,907
TCF Financial Corp.	9	210
Truist Financial Corp.	1,900	72,295
Umpqua Holdings Corp.	3,300	35,046
US Bancorp	7,890	282,857
Webster Financial Corp.	600	15,846
Wells Fargo & Co.	14,153	332,737
Western Alliance Bancorp	1,000	31,620
Zions Bancorp NA	350	10,227
		6,711,761
Diversified Financial Services — 3.7%
Alliance Data Systems Corp.	1,880	78,922
Ally Financial, Inc.	2,600	65,182
American Express Co.	1,790	179,448
Ameriprise Financial, Inc.	1,880	289,727
BlackRock, Inc.	830	467,747
Capital One Financial Corp.	950	68,267
Cboe Global Markets, Inc.	400	35,096
The Charles Schwab Corp.	6,800	246,364
CME Group, Inc.	1,340	224,195
Credit Acceptance Corp. (a) (b)	10	3,386
Discover Financial Services	2,400	138,672
Eaton Vance Corp.	1,400	53,410
Evercore, Inc. Class A	200	13,092
Franklin Resources, Inc.	2,600	52,910
Intercontinental Exchange, Inc.	1,935	193,597
Invesco Ltd.	7,700	87,857
Lazard Ltd. Class A	2,000	66,100
LPL Financial Holdings, Inc.	500	38,335
Nasdaq, Inc.	540	66,263

	Number of Shares	Value
OneMain Holdings, Inc.	1,000	$31,250
Raymond James Financial, Inc.	200	14,552
Santander Consumer USA Holdings, Inc.	1,800	32,742
SEI Investments Co.	500	25,360
SLM Corp.	10,200	82,518
Synchrony Financial	5,600	146,552
T. Rowe Price Group, Inc.	1,180	151,300
Virtu Financial, Inc. Class A	2,100	48,321
The Western Union Co.	3,700	79,291
		2,980,456
Insurance — 5.6%
Aflac, Inc.	5,600	203,560
Alleghany Corp.	5	2,602
The Allstate Corp.	4,280	402,919
American Financial Group, Inc.	250	16,745
American International Group, Inc.	3,102	85,398
American National Group, Inc.	450	30,389
Arch Capital Group Ltd. (a)	1,700	49,725
Arthur J Gallagher & Co.	400	42,232
Assurant, Inc.	50	6,066
Assured Guaranty Ltd.	1,600	34,368
Athene Holding Ltd. Class A (a)	300	10,224
Axis Capital Holdings Ltd.	400	17,616
Berkshire Hathaway, Inc. Class B (a)	7,760	1,652,414
Brighthouse Financial, Inc. (a)	230	6,189
Chubb Ltd.	1,321	153,395
Cincinnati Financial Corp.	110	8,577
CNA Financial Corp.	400	11,996
Equitable Holdings, Inc.	5,400	98,496
Erie Indemnity Co. Class A	20	4,206
Everest Re Group Ltd.	10	1,975
Fidelity National Financial, Inc.	557	17,440
First American Financial Corp.	600	30,546
Globe Life, Inc.	600	47,940
The Hanover Insurance Group, Inc.	430	40,067
The Hartford Financial Services Group, Inc.	2,690	99,153
Kemper Corp.	400	26,732
Lincoln National Corp.	1,698	53,198
Loews Corp.	20	695
Markel Corp. (a)	5	4,869
Marsh & McLennan Cos., Inc.	180	20,646
Mercury General Corp.	90	3,723
MetLife, Inc.	7,840	291,413
MGIC Investment Corp.	5,600	49,616
Old Republic International Corp.	3,100	45,694
Primerica, Inc.	100	11,314
Principal Financial Group, Inc.	1,900	76,513

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
The Progressive Corp.	4,300	$407,081
Prudential Financial, Inc.	2,860	181,667
Reinsurance Group of America, Inc.	300	28,557
RenaissanceRe Holdings Ltd.	10	1,697
The Travelers Cos., Inc.	1,569	169,750
Unum Group	2,600	43,758
Voya Financial, Inc.	400	19,172
W.R. Berkley Corp.	450	27,518
White Mountains Insurance Group Ltd.	3	2,337
Willis Towers Watson PLC	150	31,323
		4,571,511
Real Estate — 0.2%
CBRE Group, Inc. Class A (a)	1,900	89,243
Jones Lang LaSalle, Inc.	670	64,092
		153,335
Real Estate Investment Trusts (REITS) — 3.8%
AGNC Investment Corp.	600	8,346
Alexandria Real Estate Equities, Inc.	60	9,600
American Campus Communities, Inc.	100	3,492
Americold Realty Trust	2,200	78,650
Annaly Capital Management, Inc.	14,960	106,515
Apartment Investment and Management Co. Class A	899	30,314
Apple Hospitality REIT, Inc.	1,900	18,259
AvalonBay Communities, Inc.	324	48,386
Boston Properties, Inc.	940	75,482
Brixmor Property Group, Inc.	3,300	38,577
Brookfield Property REIT, Inc. Class A (b)	3,200	39,168
Camden Property Trust	100	8,898
CoreSite Realty Corp.	380	45,174
CubeSmart	200	6,462
Digital Realty Trust, Inc.	130	19,079
Douglas Emmett, Inc.	1,200	30,120
Duke Realty Corp.	1,100	40,590
EPR Properties	500	13,750
Equity Commonwealth	2,267	60,370
Equity LifeStyle Properties, Inc.	800	49,040
Equity Residential	3,100	159,123
Essex Property Trust, Inc.	503	100,997
Extra Space Storage, Inc.	370	39,586
Federal Realty Investment Trust	90	6,610
First Industrial Realty Trust, Inc.	1,000	39,800
Gaming and Leisure Properties, Inc.	2,179	80,471
Healthpeak Properties, Inc.	400	10,860
Highwoods Properties, Inc.	1,800	60,426
Host Hotels & Resorts, Inc.	5,003	53,982
Hudson Pacific Properties, Inc.	300	6,579

	Number of Shares	Value
Invitation Homes, Inc.	1,300	$36,387
Iron Mountain, Inc. (b)	1,500	40,185
JBG SMITH Properties	19	508
Kilroy Realty Corp.	100	5,196
Kimco Realty Corp.	4,900	55,174
Lamar Advertising Co. Class A	800	52,936
Life Storage, Inc.	400	42,108
Medical Properties Trust, Inc.	300	5,289
Mid-America Apartment Communities, Inc.	443	51,366
National Retail Properties, Inc.	300	10,353
New Residential Investment Corp.	5,800	46,110
Omega Healthcare Investors, Inc.	2,000	59,880
Outfront Media, Inc.	500	7,275
Paramount Group, Inc.	2,600	18,408
Park Hotels & Resorts, Inc.	2,900	28,971
Prologis, Inc.	4,207	423,308
Public Storage	330	73,498
Realty Income Corp.	900	54,675
SBA Communications Corp.	190	60,511
Simon Property Group, Inc.	1,430	92,493
SL Green Realty Corp. (b)	1,280	59,354
Spirit Realty Capital, Inc.	240	8,100
Starwood Property Trust, Inc.	2,700	40,743
STORE Capital Corp.	500	13,715
Sun Communities, Inc.	100	14,061
UDR, Inc.	300	9,783
Ventas, Inc.	2,600	109,096
VEREIT, Inc.	900	5,850
VICI Properties, Inc.	2,300	53,751
Vornado Realty Trust	2,538	85,556
Weingarten Realty Investors	3,100	52,576
Welltower, Inc.	900	49,581
Weyerhaeuser Co.	3,200	91,264
WP Carey, Inc.	800	52,128
		3,098,895
Savings & Loans — 0.0%
New York Community Bancorp, Inc.	1,590	13,150
People’s United Financial, Inc.	600	6,186
Sterling Bancorp	1,700	17,884
		37,220
		17,553,178
Industrial — 13.0%
Aerospace & Defense — 1.1%
The Boeing Co.	280	46,273
General Dynamics Corp.	1,440	199,339
Hexcel Corp.	400	13,420
Howmet Aerospace, Inc.	300	5,016

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
L3 Harris Technologies, Inc.	257	$43,649
Northrop Grumman Corp.	130	41,014
Raytheon Technologies Corp.	6,168	354,907
Spirit AeroSystems Holdings, Inc. Class A	500	9,455
TransDigm Group, Inc.	330	156,789
		869,862
Building Materials — 0.6%
Carrier Global Corp.	4,990	152,395
Eagle Materials, Inc.	300	25,896
Fortune Brands Home & Security, Inc.	200	17,304
Johnson Controls International PLC	929	37,950
Lennox International, Inc.	30	8,178
Masco Corp.	3,500	192,955
MDU Resources Group, Inc.	700	15,750
Owens Corning	200	13,762
		464,190
Electrical Components & Equipment — 0.6%
Acuity Brands, Inc.	250	25,587
AMETEK, Inc.	300	29,820
Emerson Electric Co.	6,700	439,319
		494,726
Electronics — 2.1%
Agilent Technologies, Inc.	1,500	151,410
Allegion PLC	390	38,575
Amphenol Corp. Class A	600	64,962
Arrow Electronics, Inc. (a)	500	39,330
Avnet, Inc.	1,700	43,928
Coherent, Inc. (a)	10	1,109
FLIR Systems, Inc.	500	17,925
Fortive Corp.	300	22,863
Garmin Ltd.	500	47,430
Honeywell International, Inc.	5,200	855,972
Hubbell, Inc.	260	35,578
Jabil, Inc.	2,100	71,946
Keysight Technologies, Inc. (a)	630	62,231
Mettler-Toledo International, Inc. (a)	20	19,315
National Instruments Corp.	1,500	53,550
nVent Electric PLC	1,519	26,871
PerkinElmer, Inc.	10	1,255
Roper Technologies, Inc.	50	19,756
Trimble, Inc. (a)	200	9,740
Waters Corp. (a)	620	121,322
		1,705,068

	Number of Shares	Value
Engineering & Construction — 0.1%
AECOM (a)	111	$4,644
frontdoor, Inc. (a)	800	31,128
Jacobs Engineering Group, Inc.	100	9,277
		45,049
Environmental Controls — 0.5%
Clean Harbors, Inc. (a)	600	33,618
Pentair PLC	1,019	46,640
Republic Services, Inc.	690	64,412
Waste Management, Inc.	2,620	296,505
		441,175
Hand & Machine Tools — 0.2%
Lincoln Electric Holdings, Inc.	800	73,632
Regal Beloit Corp.	200	18,774
Snap-on, Inc.	360	52,967
Stanley Black & Decker, Inc.	5	811
		146,184
Machinery – Construction & Mining — 0.9%
BWX Technologies, Inc.	900	50,679
Caterpillar, Inc.	4,690	699,513
Oshkosh Corp.	300	22,050
		772,242
Machinery – Diversified — 1.1%
AGCO Corp.	566	42,037
Crane Co.	120	6,016
Curtiss-Wright Corp.	220	20,517
Deere & Co.	1,040	230,495
Dover Corp.	560	60,670
Flowserve Corp.	600	16,374
GrafTech International Ltd.	8,900	60,876
IDEX Corp.	200	36,482
Ingersoll Rand, Inc. (a)	111	3,952
Otis Worldwide Corp.	4,195	261,852
Rockwell Automation, Inc.	820	180,957
		920,228
Metal Fabricate & Hardware — 0.1%
The Timken Co.	500	27,110
Valmont Industries, Inc.	350	43,463
		70,573
Miscellaneous - Manufacturing — 2.0%
3M Co.	2,600	416,468
A.O. Smith Corp.	1,200	63,360
AptarGroup, Inc.	20	2,264
Carlisle Cos., Inc.	360	44,053
Eaton Corp. PLC	1,982	202,224
General Electric Co.	4,990	31,088
Illinois Tool Works, Inc.	2,310	446,315

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
ITT, Inc.	400	$23,620
Parker-Hannifin Corp.	980	198,293
Textron, Inc.	200	7,218
Trane Technologies PLC	1,240	150,350
Trinity Industries, Inc.	800	15,600
		1,600,853
Packaging & Containers — 0.8%
Amcor PLC	7,500	82,875
Ardagh Group SA	2,400	33,720
Berry Global Group, Inc. (a)	1,900	91,808
Crown Holdings, Inc. (a)	1,200	92,232
Graphic Packaging Holding Co.	4,300	60,587
Packaging Corp. of America	1,300	141,765
Silgan Holdings, Inc.	2,600	95,602
Sonoco Products Co.	800	40,856
WestRock Co.	1,440	50,026
		689,471
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	260	36,595
Transportation — 2.9%
C.H. Robinson Worldwide, Inc.	700	71,533
CSX Corp.	7,500	582,525
Expeditors International of Washington, Inc.	600	54,312
FedEx Corp.	310	77,971
J.B. Hunt Transport Services, Inc.	520	65,718
Kansas City Southern	560	101,265
Landstar System, Inc.	580	72,784
Norfolk Southern Corp.	830	177,612
Old Dominion Freight Line, Inc.	70	12,664
Ryder System, Inc.	790	33,370
Union Pacific Corp.	3,030	596,516
United Parcel Service, Inc. Class B	2,400	399,912
XPO Logistics, Inc. (a)	1,000	84,660
		2,330,842
		10,587,058
Technology — 8.7%
Computers — 2.7%
Amdocs Ltd.	1,000	57,410
CACI International, Inc. Class A (a)	210	44,764
Cognizant Technology Solutions Corp. Class A	4,600	319,332
Dell Technologies C (a)	793	53,678
DXC Technology Co.	900	16,065
Hewlett Packard Enterprise Co.	4,400	41,228
HP, Inc.	15,700	298,143
International Business Machines Corp.	8,900	1,082,863
Leidos Holdings, Inc.	850	75,777

	Number of Shares	Value
NCR Corp. (a)	2,200	$48,708
NetApp, Inc.	1,700	74,528
Science Applications International Corp.	600	47,052
Western Digital Corp.	36	1,316
		2,160,864
Office & Business Equipment — 0.1%
Xerox Holdings Corp.	3,014	56,573
Zebra Technologies Corp. Class A (a)	130	32,820
		89,393
Semiconductors — 4.2%
Analog Devices, Inc.	1,320	154,097
Broadcom, Inc.	130	47,362
Entegris, Inc.	100	7,434
Intel Corp.	30,300	1,568,934
Maxim Integrated Products, Inc.	2,300	155,503
Microchip Technology, Inc.	280	28,773
Micron Technology, Inc. (a)	6,700	314,632
ON Semiconductor Corp. (a)	300	6,507
Qorvo, Inc. (a)	650	83,856
Skyworks Solutions, Inc.	1,580	229,890
Texas Instruments, Inc.	5,550	792,484
		3,389,472
Software — 1.7%
Activision Blizzard, Inc.	3,400	275,230
Akamai Technologies, Inc. (a)	100	11,054
Aspen Technology, Inc. (a)	260	32,914
Autodesk, Inc. (a)	330	76,233
Citrix Systems, Inc.	1,230	169,383
Electronic Arts, Inc. (a)	3,180	414,704
Fidelity National Information Services, Inc.	290	42,691
Fiserv, Inc. (a)	200	20,610
Jack Henry & Associates, Inc.	270	43,899
Manhattan Associates, Inc. (a)	600	57,294
Nuance Communications, Inc. (a)	600	19,914
Oracle Corp.	3,200	191,040
SS&C Technologies Holdings, Inc	100	6,052
Take-Two Interactive Software, Inc. (a)	50	8,261
Teradata Corp. (a)	1,500	34,050
Zynga, Inc. Class A (a)	2,700	24,624
		1,427,953
		7,067,682
Utilities — 4.9%
Electric — 4.8%
AES Corp.	500	9,055
Alliant Energy Corp.	200	10,330

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Ameren Corp.	660	$52,193
American Electric Power Co., Inc.	1,030	84,182
Avangrid, Inc.	100	5,046
CenterPoint Energy, Inc.	2,000	38,700
CMS Energy Corp.	500	30,705
Consolidated Edison, Inc.	360	28,008
Dominion Energy, Inc.	1,085	85,639
DTE Energy Co.	120	13,805
Duke Energy Corp.	6,414	568,024
Edison International	780	39,655
Entergy Corp.	210	20,691
Evergy, Inc.	4,660	236,821
Eversource Energy	181	15,123
Exelon Corp.	4,675	167,178
FirstEnergy Corp.	6,127	175,906
Hawaiian Electric Industries, Inc.	600	19,944
IDACORP, Inc.	400	31,960
NextEra Energy, Inc.	1,272	353,056
NRG Energy, Inc.	6,700	205,958
OGE Energy Corp.	600	17,994
Pinnacle West Capital Corp.	560	41,748
PPL Corp.	7,400	201,354
Public Service Enterprise Group, Inc.	2,400	131,784
Sempra Energy	2,540	300,635
The Southern Co.	10,750	582,865
Vistra Corp.	13,500	254,610
WEC Energy Group, Inc.	1,520	147,288
Xcel Energy, Inc.	320	22,083
		3,892,340
Gas — 0.1%
Atmos Energy Corp.	250	23,898
National Fuel Gas Co.	1,350	54,796
NiSource, Inc.	490	10,780
UGI Corp.	435	14,346
		103,820
Water — 0.0%
American Water Works Co., Inc.	100	14,488
Essential Utilities, Inc.	125	5,031
		19,519
		4,015,679

TOTAL COMMON STOCK (Cost $84,692,529)		81,042,889

TOTAL EQUITIES (Cost $84,692,529)		81,042,889

	Number of Shares	Value
WARRANTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Occidental Petroleum Corp., Expires 8/3/27 (a)	161	$483

TOTAL WARRANTS (Cost $797)		483

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	53,163	53,163

TOTAL MUTUAL FUNDS (Cost $53,163)		53,163

TOTAL LONG-TERM INVESTMENTS (Cost $84,746,489)		81,096,535
	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$218,836	218,836

TOTAL SHORT-TERM INVESTMENTS (Cost $218,836)		218,836

TOTAL INVESTMENTS — 100.2% (Cost $84,965,325) (e)		81,315,371

Other Assets/(Liabilities) — (0.2)%		(152,515)

NET ASSETS — 100.0%		$81,162,856

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $264,738 or 0.33% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $218,107 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $218,836. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $223,275.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Basic Materials — 0.5%
Chemicals — 0.5%
Valvoline, Inc.	29,334	$558,519
Communications — 17.9%
Internet — 14.2%
Alphabet, Inc. Class A (a)	806	1,181,274
Amazon.com, Inc. (a)	2,591	8,158,360
Booking Holdings, Inc. (a)	1,027	1,756,868
Facebook, Inc. Class A (a)	15,551	4,072,807
Tencent Holdings Ltd. ADR	21,642	1,464,081
		16,633,390
Telecommunications — 3.7%
Motorola Solutions, Inc.	9,572	1,500,985
Verizon Communications, Inc.	47,526	2,827,322
		4,328,307
		20,961,697
Consumer, Cyclical — 6.3%
Auto Manufacturers — 0.5%
General Motors Co.	18,532	548,362
Entertainment — 0.5%
Live Nation Entertainment, Inc. (a)	4,435	238,958
Warner Music Group Corp. Class A	13,170	378,505
		617,463
Home Builders — 0.9%
D.R. Horton, Inc.	13,860	1,048,232
Retail — 4.4%
The Home Depot, Inc.	9,615	2,670,182
O’Reilly Automotive, Inc. (a)	1,718	792,135
Target Corp.	10,610	1,670,226
		5,132,543
		7,346,600
Consumer, Non-cyclical — 24.1%
Beverages — 1.0%
Constellation Brands, Inc. Class A	6,280	1,190,123
Biotechnology — 1.6%
Amgen, Inc.	7,497	1,905,438
Cosmetics & Personal Care — 3.8%
The Procter & Gamble Co.	31,671	4,401,952
Foods — 1.6%
a2 Milk Co. Ltd. (a) (b)	18,265	185,101
Mondelez International, Inc. Class A	16,318	937,469
Sysco Corp.	11,080	689,398
		1,811,968

	Number of Shares	Value
Health Care – Products — 3.8%
Alcon, Inc. (a)	9,628	$548,314
Avantor, Inc. (a)	20,020	450,250
Quidel Corp. (a)	1,250	274,225
Thermo Fisher Scientific, Inc.	5,592	2,468,980
Zimmer Biomet Holdings, Inc.	5,341	727,124
		4,468,893
Health Care – Services — 6.4%
HCA Healthcare, Inc.	17,912	2,233,268
Laboratory Corp. of America Holdings (a)	2,044	384,824
UnitedHealth Group, Inc.	15,685	4,890,112
		7,508,204
Household Products & Wares — 0.9%
Church & Dwight Co., Inc.	6,912	647,723
Reckitt Benckiser Group PLC	4,568	445,349
		1,093,072
Pharmaceuticals — 5.0%
AstraZeneca PLC Sponsored ADR	48,205	2,641,634
Merck & Co., Inc.	32,844	2,724,410
Neurocrine Biosciences, Inc. (a)	4,678	449,836
		5,815,880
		28,195,530
Energy — 1.9%
Oil & Gas — 0.9%
Cabot Oil & Gas Corp.	33,401	579,841
Valero Energy Corp.	11,356	491,942
		1,071,783
Pipelines — 1.0%
Magellan Midstream Partners LP (c)	31,827	1,088,484
		2,160,267
Financial — 17.8%
Banks — 2.5%
JP Morgan Chase & Co.	30,630	2,948,750
Diversified Financial Services — 6.7%
Capital One Financial Corp.	22,541	1,619,796
Intercontinental Exchange, Inc.	23,040	2,305,152
Mastercard, Inc. Class A	7,563	2,557,580
Rocket Cos., Inc. (a) (b)	64,592	1,287,319
		7,769,847
Insurance — 5.8%
Berkshire Hathaway, Inc. Class B (a)	13,901	2,960,079
Equitable Holdings, Inc.	93,674	1,708,614
The Progressive Corp.	22,807	2,159,138
		6,827,831

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 2.8%
Prologis, Inc.	32,094	$3,229,298
		20,775,726
Industrial — 9.2%
Aerospace & Defense — 2.9%
Lockheed Martin Corp.	8,880	3,403,526
Building Materials — 0.2%
Vulcan Materials Co.	1,770	239,906
Electronics — 1.1%
Honeywell International, Inc.	7,727	1,271,942
Environmental Controls — 1.3%
Waste Connections, Inc.	15,019	1,558,972
Transportation — 3.7%
C.H. Robinson Worldwide, Inc.	7,486	764,994
Union Pacific Corp.	9,697	1,909,049
United Parcel Service, Inc. Class B	9,578	1,595,982
		4,270,025
		10,744,371
Technology — 20.3%
Computers — 2.1%
Accenture PLC Class A	7,782	1,758,654
Amdocs Ltd.	11,757	674,970
		2,433,624
Semiconductors — 7.1%
Applied Materials, Inc.	42,544	2,529,241
QUALCOMM, Inc.	31,086	3,658,200
Texas Instruments, Inc.	14,876	2,124,144
		8,311,585
Software — 11.1%
Adobe, Inc. (a)	2,162	1,060,310
Fiserv, Inc. (a)	8,125	837,281
Microsoft Corp.	49,017	10,309,745
Snowflake, Inc. Class A (a) (b)	700	175,700
Workday, Inc. Class A (a)	2,729	587,090
		12,970,126
		23,715,335
Utilities — 1.2%
Electric — 1.2%
Duke Energy Corp.	15,996	1,416,606

TOTAL COMMON STOCK (Cost $92,112,874)		115,874,651

TOTAL EQUITIES (Cost $92,112,874)		115,874,651

	Number of Shares	Value
MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (d)	177,581	$177,581

TOTAL MUTUAL FUNDS (Cost $177,581)		177,581

TOTAL LONG-TERM INVESTMENTS (Cost $92,290,455)		116,052,232
	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (e)	$1,238,164	1,238,164

TOTAL SHORT-TERM INVESTMENTS (Cost $1,238,164)		1,238,164

TOTAL INVESTMENTS — 100.4% (Cost $93,528,619) (f)		117,290,396

Other Assets/(Liabilities) — (0.4)%		(490,016)

NET ASSETS — 100.0%		$116,800,380

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $1,628,520 or 1.39% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,498,132 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,238,164. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $1,262,949.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 100.9%
COMMON STOCK — 100.9%
Basic Materials — 0.5%
Chemicals — 0.5%
Air Products & Chemicals, Inc.	20	$5,957
Ecolab, Inc.	40	7,994
FMC Corp.	215	22,771
NewMarket Corp.	508	173,898
RPM International, Inc.	301	24,935
The Sherwin-Williams Co.	1,456	1,014,453
W.R. Grace & Co.	102	4,110
		1,254,118
Mining — 0.0%
Royal Gold, Inc.	193	23,193
		1,277,311
Communications — 20.3%
Advertising — 0.0%
The Trade Desk, Inc. Class A (a)	52	26,976
Internet — 19.5%
Alphabet, Inc. Class A (a)	3,679	5,391,942
Alphabet, Inc. Class C (a)	4,549	6,685,210
Amazon.com, Inc. (a)	6,461	20,343,945
Anaplan, Inc. (a)	118	7,384
Booking Holdings, Inc. (a)	875	1,496,845
CDW Corp.	3,429	409,868
eBay, Inc.	20,132	1,048,877
Etsy, Inc. (a)	1,118	135,982
Expedia Group, Inc.	10	917
Facebook, Inc. Class A (a)	45,018	11,790,214
FireEye, Inc. (a)	108	1,333
GoDaddy, Inc. Class A (a)	5,156	391,701
GrubHub, Inc. (a)	17	1,230
IAC/InterActiveCorp (a)	82	9,822
Match Group, Inc. (a)	2,189	242,213
Netflix, Inc. (a)	3,749	1,874,613
NortonLifeLock, Inc.	19,831	413,278
Okta, Inc. (a)	76	16,253
Palo Alto Networks, Inc. (a)	1,547	378,628
Pinterest, Inc. (a)	287	11,913
Proofpoint, Inc. (a)	676	71,352
Roku, Inc. (a)	82	15,482
Spotify Technology SA (a)	77	18,678
Uber Technologies, Inc. (a)	1,789	65,263
VeriSign, Inc. (a)	1,882	385,528
Wayfair, Inc. Class A (a)	102	29,683
Zendesk, Inc. (a)	81	8,337
Zillow Group, Inc. Class A (a)	14	1,422

	Number of Shares	Value
Zillow Group, Inc. Class C (a) (b)	31	$3,149
		51,251,062
Media — 0.6%
Altice USA, Inc. Class A (a)	6,667	173,342
Cable One, Inc.	96	181,001
Charter Communications, Inc. Class A (a)	1,478	922,774
FactSet Research Systems, Inc.	135	45,209
Liberty Media Corp-Liberty SiriusXM Class A (a)	2,133	70,752
Liberty Media Corp-Liberty SiriusXM Class C (a)	2,251	74,463
Nexstar Media Group, Inc. Class A	522	46,943
Sirius XM Holdings, Inc. (b)	17,138	91,860
World Wrestling Entertainment, Inc. Class A	753	30,474
		1,636,818
Telecommunications — 0.2%
Arista Networks, Inc. (a)	959	198,446
CommScope Holding Co., Inc. (a)	44	396
Motorola Solutions, Inc.	265	41,555
Switch, Inc. Class A	59	921
Ubiquiti, Inc.	1,258	209,658
		450,976
		53,365,832
Consumer, Cyclical — 8.4%
Apparel — 0.7%
NIKE, Inc. Class B	14,793	1,857,113
VF Corp.	62	4,356
		1,861,469
Auto Manufacturers — 1.2%
Tesla, Inc. (a)	7,665	3,288,362
Auto Parts & Equipment — 0.1%
Allison Transmission Holdings, Inc.	6,513	228,867
Distribution & Wholesale — 0.4%
Copart, Inc. (a)	2,074	218,102
Fastenal Co.	7,715	347,869
IAA, Inc. (a)	100	5,207
Pool Corp.	1,071	358,292
W.W. Grainger, Inc.	558	199,078
		1,128,548
Entertainment — 0.0%
Live Nation Entertainment, Inc. (a)	137	7,381
Vail Resorts, Inc.	10	2,140
		9,521
Home Builders — 0.0%
NVR, Inc. (a)	10	40,831

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.2%
Dolby Laboratories, Inc. Class A	29	$1,922
Tempur Sealy International, Inc. (a)	4,738	422,582
		424,504
Housewares — 0.1%
The Scotts Miracle-Gro Co.	807	123,399
The Toro Co.	100	8,395
		131,794
Leisure Time — 0.0%
Peloton Interactive, Inc. Class A (a)	14	1,389
Planet Fitness, Inc. Class A (a)	221	13,618
Polaris, Inc.	168	15,849
Virgin Galactic Holdings, Inc. (a) (b)	34	654
		31,510
Lodging — 0.1%
Las Vegas Sands Corp.	3,674	171,429
Wynn Resorts Ltd.	20	1,436
		172,865
Retail — 5.6%
AutoZone, Inc. (a)	287	337,983
Best Buy Co., Inc.	2,849	317,065
Burlington Stores, Inc. (a)	284	58,530
CarMax, Inc. (a)	29	2,665
Carvana Co. (a)	71	15,837
Chipotle Mexican Grill, Inc. (a)	257	319,634
Costco Wholesale Corp.	2,565	910,575
Dollar General Corp.	6,616	1,386,846
Dollar Tree, Inc. (a)	882	80,562
Domino’s Pizza, Inc.	1,803	766,780
Dunkin’ Brands Group, Inc.	1,635	133,923
Five Below, Inc. (a)	53	6,731
Floor & Decor Holdings, Inc. Class A (a)	70	5,236
The Home Depot, Inc.	14,195	3,942,093
Lowe’s Cos., Inc.	21,363	3,543,267
Lululemon Athletica, Inc. (a)	563	185,435
McDonald’s Corp.	1,800	395,082
O’Reilly Automotive, Inc. (a)	1,861	858,070
Ollie’s Bargain Outlet Holdings, Inc. (a)	127	11,093
Ross Stores, Inc.	532	49,646
Starbucks Corp.	3,534	303,641
The TJX Cos., Inc.	2,029	112,914
Tractor Supply Co.	2,975	426,437
Ulta Beauty, Inc. (a)	355	79,513
The Wendy’s Co.	4,565	101,777
Williams-Sonoma, Inc.	1,701	153,838
Yum China Holdings, Inc.	1,483	78,525

	Number of Shares	Value
Yum! Brands, Inc.	576	$52,589
		14,636,287
Toys, Games & Hobbies — 0.0%
Mattel, Inc. (a)	3,074	35,966
		21,990,524
Consumer, Non-cyclical — 21.2%
Agriculture — 0.4%
Altria Group, Inc.	28,490	1,100,854
Beverages — 1.7%
The Boston Beer Co., Inc. Class A (a)	6	5,300
Brown-Forman Corp. Class A	469	32,211
Brown-Forman Corp. Class B	424	31,936
The Coca-Cola Co.	30,927	1,526,866
Monster Beverage Corp. (a)	6,441	516,568
PepsiCo, Inc.	17,547	2,432,014
		4,544,895
Biotechnology — 3.3%
ACADIA Pharmaceuticals, Inc. (a)	77	3,176
Acceleron Pharma, Inc. (a)	29	3,263
Alexion Pharmaceuticals, Inc. (a)	1,606	183,775
Alnylam Pharmaceuticals, Inc. (a)	75	10,920
Amgen, Inc.	16,880	4,290,221
Biogen, Inc. (a)	1,763	500,128
BioMarin Pharmaceutical, Inc. (a)	111	8,445
Bluebird Bio, Inc. (a)	54	2,913
Exact Sciences Corp. (a)	116	11,826
Exelixis, Inc. (a)	7,999	195,576
Guardant Health, Inc. (a)	48	5,365
Illumina, Inc. (a)	112	34,617
Immunomedics, Inc. (a)	243	20,662
Incyte Corp. (a)	124	11,128
Ionis Pharmaceuticals, Inc. (a)	280	13,286
Iovance Biotherapeutics, Inc. (a)	99	3,259
Livongo Health, Inc. (a)	36	5,042
Moderna, Inc. (a)	195	13,796
Regeneron Pharmaceuticals, Inc. (a)	2,438	1,364,744
Sage Therapeutics, Inc. (a)	8	489
Seattle Genetics, Inc. (a)	317	62,034
Vertex Pharmaceuticals, Inc. (a)	6,802	1,850,960
		8,595,625
Commercial Services — 3.1%
2U, Inc. (a)	39	1,321
Automatic Data Processing, Inc.	4,370	609,571
Avalara, Inc. (a)	47	5,985
Booz Allen Hamilton Holding Corp.	4,423	367,020
Bright Horizons Family Solutions, Inc. (a)	35	5,321
Chegg, Inc. (a)	96	6,858

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Cintas Corp.	1,540	$512,558
CoreLogic, Inc.	2,962	200,438
CoStar Group, Inc. (a)	29	24,607
Equifax, Inc.	82	12,866
FleetCor Technologies, Inc. (a)	1,487	354,055
Gartner, Inc. (a)	1,359	169,807
H&R Block, Inc.	2,654	43,234
IHS Markit Ltd.	6,256	491,159
MarketAxess Holdings, Inc.	244	117,508
Moody’s Corp.	2,056	595,932
Morningstar, Inc.	101	16,222
Paylocity Holding Corp. (a)	29	4,681
PayPal Holdings, Inc. (a)	12,562	2,475,091
Quanta Services, Inc.	970	51,274
Rollins, Inc.	585	31,701
S&P Global, Inc.	2,839	1,023,743
Square, Inc. Class A (a)	922	149,871
StoneCo Ltd. Class A (a)	847	44,798
TransUnion	2,009	169,017
Verisk Analytics, Inc.	3,212	595,216
WEX, Inc. (a)	37	5,142
		8,084,996
Cosmetics & Personal Care — 0.7%
The Estee Lauder Cos., Inc. Class A	539	117,637
The Procter & Gamble Co.	13,048	1,813,541
		1,931,178
Foods — 0.5%
Beyond Meat, Inc. (a) (b)	41	6,808
Campbell Soup Co.	3,390	163,974
Grocery Outlet Holding Corp. (a)	341	13,408
The Hershey Co.	2,176	311,908
Kellogg Co.	1,566	101,148
Lamb Weston Holdings, Inc.	1,414	93,706
McCormick & Co., Inc.	502	97,438
Pilgrim’s Pride Corp. (a)	126	1,886
Sprouts Farmers Market, Inc. (a)	9,537	199,609
Sysco Corp.	5,021	312,407
		1,302,292
Health Care – Products — 2.3%
10X Genomics, Inc. Class A (a)	37	4,613
Abbott Laboratories	7,383	803,492
ABIOMED, Inc. (a)	40	11,082
Adaptive Biotechnologies Corp. (a)	179	8,705
Align Technology, Inc. (a)	248	81,185
Avantor, Inc. (a)	1,973	44,373
Baxter International, Inc.	2,858	229,840
Bio-Techne Corp.	25	6,193
Bruker Corp.	214	8,507

	Number of Shares	Value
The Cooper Cos., Inc.	12	$4,045
Edwards Lifesciences Corp. (a)	10,729	856,389
Haemonetics Corp. (a)	760	66,310
Hill-Rom Holdings, Inc.	913	76,245
Hologic, Inc. (a)	1,187	78,900
ICU Medical, Inc. (a)	52	9,504
IDEXX Laboratories, Inc. (a)	1,510	593,596
Insulet Corp. (a)	51	12,066
Intuitive Surgical, Inc. (a)	233	165,323
Masimo Corp. (a)	602	142,108
Novocure Ltd. (a)	84	9,350
Penumbra, Inc. (a)	24	4,665
Quidel Corp. (a)	763	167,387
Repligen Corp. (a)	473	69,786
ResMed, Inc.	2,231	382,460
Steris PLC	56	9,867
Stryker Corp.	1,628	339,226
Tandem Diabetes Care, Inc. (a)	44	4,994
Teleflex, Inc.	370	125,955
Thermo Fisher Scientific, Inc.	3,147	1,389,464
Varian Medical Systems, Inc. (a)	159	27,348
West Pharmaceutical Services, Inc.	1,101	302,665
		6,035,643
Health Care – Services — 2.4%
Amedisys, Inc. (a)	145	34,282
Anthem, Inc.	1,421	381,667
Centene Corp. (a)	2,301	134,217
Charles River Laboratories International, Inc. (a)	596	134,964
Chemed Corp.	264	126,813
DaVita, Inc. (a)	3,068	262,774
Encompass Health Corp.	100	6,498
HCA Healthcare, Inc.	2,339	291,627
Humana, Inc.	1,153	477,215
IQVIA Holdings, Inc. (a)	63	9,931
Laboratory Corp. of America Holdings (a)	92	17,321
Molina Healthcare, Inc. (a)	1,083	198,232
PPD, Inc. (a)	814	30,110
Syneos Health, Inc. (a)	113	6,007
Teladoc Health, Inc. (a) (b)	46	10,085
UnitedHealth Group, Inc.	12,987	4,048,957
		6,170,700
Household Products & Wares — 0.5%
Avery Dennison Corp.	574	73,380
Church & Dwight Co., Inc.	4,577	428,911
The Clorox Co.	3,002	630,930

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Reynolds Consumer Products, Inc.	1,505	$46,083
		1,179,304
Pharmaceuticals — 6.3%
AbbVie, Inc.	45,387	3,975,447
Agios Pharmaceuticals, Inc. (a)	4	140
AmerisourceBergen Corp.	1,493	144,702
Bristol-Myers Squibb Co.	23,196	1,398,487
Cardinal Health, Inc.	5,899	276,958
Cigna Corp.	1,834	310,698
DexCom, Inc. (a)	1,033	425,834
Eli Lilly and Co.	23,123	3,422,666
Global Blood Therapeutics, Inc. (a)	41	2,261
Herbalife Nutrition Ltd. (a)	1,797	83,830
Horizon Therapeutics PLC (a)	103	8,001
Johnson & Johnson	7,189	1,070,298
McKesson Corp.	3,043	453,194
Merck & Co., Inc.	42,539	3,528,610
Neurocrine Biosciences, Inc. (a)	1,553	149,336
PRA Health Sciences, Inc. (a)	856	86,833
Reata Pharmaceuticals, Inc. Class A (a) (b)	15	1,461
Sarepta Therapeutics, Inc. (a)	63	8,847
Zoetis, Inc.	7,423	1,227,542
		16,575,145
		55,520,632
Energy — 0.2%
Energy – Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	1,431	118,186
SolarEdge Technologies, Inc. (a)	667	158,980
		277,166
Pipelines — 0.1%
Cheniere Energy, Inc. (a)	806	37,294
Equitrans Midstream Corp.	13,803	116,773
		154,067
		431,233
Financial — 7.2%
Diversified Financial Services — 5.0%
Ares Management Corp. Class A	1,369	55,335
Cboe Global Markets, Inc.	803	70,455
Credit Acceptance Corp. (a) (b)	7	2,370
Intercontinental Exchange, Inc.	4,630	463,232
LendingTree, Inc. (a) (b)	5	1,534
LPL Financial Holdings, Inc.	406	31,128
Mastercard, Inc. Class A	18,515	6,261,218
SLM Corp.	7,545	61,039
T. Rowe Price Group, Inc.	1,188	152,325
Tradeweb Markets, Inc. Class A	403	23,374
Virtu Financial, Inc. Class A	8,582	197,472

	Number of Shares	Value
Visa, Inc. Class A	28,208	$5,640,754
The Western Union Co.	5,042	108,050
		13,068,286
Insurance — 0.6%
Alleghany Corp.	6	3,123
Aon PLC Class A	1,802	371,753
Axis Capital Holdings Ltd.	20	881
Brown & Brown, Inc.	218	9,869
Erie Indemnity Co. Class A	10	2,103
Lincoln National Corp.	842	26,380
Marsh & McLennan Cos., Inc.	1,087	124,679
Primerica, Inc.	989	111,895
The Progressive Corp.	10,311	976,142
RenaissanceRe Holdings Ltd.	69	11,712
		1,638,537
Private Equity — 0.0%
Apollo Global Management, Inc.	106	4,744
The Carlyle Group, Inc. (b)	8	197
		4,941
Real Estate Investment Trusts (REITS) — 1.6%
American Tower Corp.	3,732	902,136
Americold Realty Trust	992	35,464
Brookfield Property REIT, Inc. Class A (b)	3,145	38,495
CoreSite Realty Corp.	1,528	181,649
Crown Castle International Corp.	1,100	183,150
Equinix, Inc.	794	603,543
Equity LifeStyle Properties, Inc.	3,937	241,338
Extra Space Storage, Inc.	679	72,646
Iron Mountain, Inc. (b)	10,001	267,927
Public Storage	3,680	819,610
SBA Communications Corp.	11	3,503
Simon Property Group, Inc.	13,680	884,822
		4,234,283
		18,946,047
Industrial — 4.5%
Aerospace & Defense — 1.5%
HEICO Corp.	28	2,930
HEICO Corp. Class A	54	4,788
Lockheed Martin Corp.	7,869	3,016,030
Mercury Systems, Inc. (a)	81	6,274
Northrop Grumman Corp.	2,379	750,551
Spirit AeroSystems Holdings, Inc. Class A	2,102	39,749
TransDigm Group, Inc.	116	55,114
		3,875,436
Building Materials — 0.1%
Armstrong World Industries, Inc.	289	19,886

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Carrier Global Corp.	6,546	$199,915
Trex Co., Inc. (a)	1,818	130,169
		349,970
Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc.	737	28,846
Generac Holdings, Inc. (a)	407	78,812
Universal Display Corp.	38	6,868
		114,526
Electronics — 0.4%
Agilent Technologies, Inc.	419	42,294
Allegion PLC	1,034	102,273
Amphenol Corp. Class A	2,269	245,665
Coherent, Inc. (a)	37	4,104
Jabil, Inc.	1,113	38,131
Keysight Technologies, Inc. (a)	1,031	101,842
Mettler-Toledo International, Inc. (a)	491	474,183
PerkinElmer, Inc.	295	37,026
Roper Technologies, Inc.	25	9,878
Waters Corp. (a)	312	61,052
		1,116,448
Engineering & Construction — 0.0%
frontdoor, Inc. (a)	347	13,502
Environmental Controls — 0.1%
Waste Management, Inc.	971	109,888
Hand & Machine Tools — 0.0%
Lincoln Electric Holdings, Inc.	620	57,065
MSA Safety, Inc.	98	13,148
		70,213
Machinery – Construction & Mining — 0.0%
BWX Technologies, Inc.	1,340	75,455
Vertiv Holdings Co. (a)	174	3,014
		78,469
Machinery – Diversified — 0.2%
Cognex Corp.	899	58,525
Graco, Inc.	502	30,798
Nordson Corp.	666	127,752
Rockwell Automation, Inc.	1,734	382,659
		599,734
Miscellaneous - Manufacturing — 0.7%
3M Co.	6,413	1,027,234
Axon Enterprise, Inc. (a)	41	3,719
Donaldson Co., Inc.	58	2,692
Illinois Tool Works, Inc.	3,411	659,039
		1,692,684
Packaging & Containers — 0.1%
Amcor PLC	3,941	43,548

	Number of Shares	Value
Ball Corp.	215	$17,871
Berry Global Group, Inc. (a)	4,479	216,425
Crown Holdings, Inc. (a)	313	24,057
Graphic Packaging Holding Co.	4,549	64,096
		365,997
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	69	9,712
Transportation — 1.3%
C.H. Robinson Worldwide, Inc.	589	60,190
Expeditors International of Washington, Inc.	2,244	203,127
J.B. Hunt Transport Services, Inc.	346	43,727
Landstar System, Inc.	2,118	265,788
Old Dominion Freight Line, Inc.	1,004	181,644
Union Pacific Corp.	5,922	1,165,864
United Parcel Service, Inc. Class B	8,776	1,462,345
XPO Logistics, Inc. (a)	990	83,813
		3,466,498
		11,863,077
Technology — 38.6%
Computers — 13.6%
Accenture PLC Class A	13,612	3,076,176
Apple, Inc.	270,012	31,270,090
CACI International, Inc. Class A (a)	78	16,627
Cognizant Technology Solutions Corp. Class A	1,427	99,062
Crowdstrike Holdings, Inc. Class A (a)	55	7,553
Dell Technologies C (a)	983	66,539
EPAM Systems, Inc. (a)	722	233,408
Fortinet, Inc. (a)	4,443	523,430
Genpact Ltd.	561	21,851
Globant SA (a)	29	5,197
Leidos Holdings, Inc.	245	21,842
Lumentum Holdings, Inc. (a)	406	30,503
NetApp, Inc.	4,585	201,006
Pure Storage, Inc. Class A (a)	370	5,694
Science Applications International Corp.	1,309	102,652
Zscaler, Inc. (a)	47	6,612
		35,688,242
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	1,008	254,480
Semiconductors — 7.1%
Advanced Micro Devices, Inc. (a)	7,360	603,446
Analog Devices, Inc.	218	25,449
Applied Materials, Inc.	20,528	1,220,390
Broadcom, Inc.	5,642	2,055,493
Entegris, Inc.	2,117	157,378

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Inphi Corp. (a)	275	$30,869
IPG Photonics Corp. (a)	15	2,549
KLA Corp.	4,710	912,515
Lam Research Corp.	4,541	1,506,477
Maxim Integrated Products, Inc.	2,365	159,898
Microchip Technology, Inc.	1,085	111,495
MKS Instruments, Inc.	349	38,121
Monolithic Power Systems, Inc.	116	32,435
NVIDIA Corp.	9,142	4,947,833
QUALCOMM, Inc.	34,093	4,012,064
Teradyne, Inc.	4,519	359,080
Texas Instruments, Inc.	14,155	2,021,192
Xilinx, Inc.	2,961	308,655
		18,505,339
Software — 17.8%
Activision Blizzard, Inc.	6,924	560,498
Adobe, Inc. (a)	9,106	4,465,856
Akamai Technologies, Inc. (a)	2,774	306,638
Alteryx, Inc. Class A (a) (b)	41	4,656
ANSYS, Inc. (a)	926	303,015
Aspen Technology, Inc. (a)	1,176	148,870
Atlassian Corp. PLC Class A (a)	1,831	332,857
Autodesk, Inc. (a)	1,927	445,156
Bill.com Holdings, Inc. (a)	141	14,144
Black Knight, Inc. (a)	99	8,618
Broadridge Financial Solutions, Inc.	1,910	252,120
Cadence Design Systems, Inc. (a)	7,958	848,562
CDK Global, Inc.	802	34,959
Ceridian HCM Holding, Inc. (a)	57	4,711
Cerner Corp.	6,124	442,704
Change Healthcare, Inc. (a)	337	4,890
Citrix Systems, Inc.	1,665	229,287
Cloudflare, Inc. Class A (a)	74	3,038
Coupa Software, Inc. (a)	163	44,701
Datadog, Inc. Class A (a)	1,991	203,401
DocuSign, Inc. (a)	116	24,968
Dropbox, Inc. Class A (a)	4,792	92,294
Dynatrace, Inc. (a)	105	4,307
Elastic NV (a)	37	3,992
Electronic Arts, Inc. (a)	1,625	211,916
Everbridge, Inc. (a)	22	2,766
Fair Isaac Corp. (a)	846	359,871
Fastly, Inc. Class A (a)	38	3,560
Fiserv, Inc. (a)	259	26,690
Five9, Inc. (a)	341	44,221
Guidewire Software, Inc. (a)	11	1,147
HubSpot, Inc. (a)	35	10,228
Intuit, Inc.	4,214	1,374,649

	Number of Shares	Value
Jack Henry & Associates, Inc.	1,745	$283,720
Manhattan Associates, Inc. (a)	1,225	116,975
Medallia, Inc. (a) (b)	55	1,508
Microsoft Corp.	124,020	26,085,127
MongoDB, Inc. (a)	26	6,019
MSCI, Inc.	1,109	395,669
New Relic, Inc. (a)	35	1,973
Nutanix, Inc. Class A (a)	132	2,928
Oracle Corp.	54,736	3,267,739
PagerDuty, Inc. (a) (b)	49	1,328
Paychex, Inc.	4,325	345,005
Paycom Software, Inc. (a)	291	90,588
Pegasystems, Inc.	24	2,905
Pluralsight, Inc. Class A (a)	65	1,113
PTC, Inc. (a)	89	7,362
RealPage, Inc. (a)	60	3,458
RingCentral, Inc. Class A (a)	51	14,005
salesforce.com, Inc. (a)	4,109	1,032,674
ServiceNow, Inc. (a)	2,584	1,253,240
Slack Technologies, Inc. Class A (a) (b)	254	6,822
Smartsheet, Inc. Class A (a)	69	3,410
Splunk, Inc. (a)	181	34,052
SS&C Technologies Holdings, Inc	353	21,364
Synopsys, Inc. (a)	3,109	665,264
Take-Two Interactive Software, Inc. (a)	1,367	225,856
Teradata Corp. (a)	1,776	40,315
Twilio, Inc. Class A (a)	107	26,439
Tyler Technologies, Inc. (a)	174	60,649
Veeva Systems, Inc. Class A (a)	2,152	605,121
VMware, Inc. Class A (a) (b)	1,510	216,942
Workday, Inc. Class A (a)	811	174,470
Zoom Video Communications, Inc. Class A (a)	2,127	999,924
Zynga, Inc. Class A (a)	1,826	16,653
		46,829,907
		101,277,968
Utilities — 0.0%
Electric — 0.0%
NRG Energy, Inc.	1,172	36,027

TOTAL COMMON STOCK (Cost $179,308,978)		264,708,651

TOTAL EQUITIES (Cost $179,308,978)		264,708,651

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., Expires 3/31/21 (a)	29,980	$67,455

TOTAL RIGHTS (Cost $63,857)		67,455

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (c)	57,014	57,014

TOTAL MUTUAL FUNDS (Cost $57,014)		57,014

TOTAL LONG-TERM INVESTMENTS (Cost $179,429,849)		264,833,120

TOTAL INVESTMENTS — 100.9% (Cost $179,429,849) (d)		264,833,120

Other Assets/(Liabilities) — (0.9)%		(2,344,439)

NET ASSETS — 100.0%		$262,488,681

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $569,226 or 0.22% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $524,701 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Basic Materials — 2.6%
Forest Products & Paper — 0.6%
Schweitzer-Mauduit International, Inc.	41,848	$1,271,761
Mining — 2.0%
Compass Minerals International, Inc.	49,160	2,917,645
Kaiser Aluminum Corp.	30,957	1,658,986
		4,576,631
		5,848,392
Communications — 1.5%
Internet — 1.5%
Q2 Holdings, Inc. (a) (b)	36,587	3,338,930
Consumer, Cyclical — 14.7%
Auto Parts & Equipment — 3.0%
Dorman Products, Inc. (a)	35,698	3,226,385
Visteon Corp. (a)	51,441	3,560,746
		6,787,131
Entertainment — 0.3%
Cedar Fair LP (c)	24,847	697,455
Retail — 11.4%
AutoNation, Inc. (a)	87,511	4,631,957
Big Lots, Inc.	29,106	1,298,128
BJ’s Wholesale Club Holdings, Inc. (a)	128,461	5,337,555
Foot Locker, Inc.	32,528	1,074,400
Jack in the Box, Inc.	39,708	3,149,242
Ollie’s Bargain Outlet Holdings, Inc. (a)	11,391	995,004
Suburban Propane Partners LP (c)	202,955	3,304,107
Texas Roadhouse, Inc.	55,346	3,364,483
The Wendy’s Co.	118,045	2,631,813
		25,786,689
		33,271,275
Consumer, Non-cyclical — 26.8%
Biotechnology — 4.5%
ADC Therapeutics SA (a)	18,800	620,212
Emergent BioSolutions, Inc. (a)	41,647	4,303,384
NeoGenomics, Inc. (a)	55,567	2,049,867
Twist Bioscience Corp. (a)	30,141	2,289,812
Zai Lab Ltd. ADR (a)	9,999	831,617
		10,094,892
Commercial Services — 5.1%
ASGN, Inc. (a)	70,403	4,474,815
Korn Ferry	114,111	3,309,219

	Number of Shares	Value
Monro, Inc.	55,688	$2,259,262
Paylocity Holding Corp. (a)	9,377	1,513,635
		11,556,931
Foods — 1.9%
BellRing Brands, Inc. Class A (a)	100,257	2,079,330
The Simply Good Foods Co. (a)	103,574	2,283,807
		4,363,137
Health Care – Products — 7.5%
Adaptive Biotechnologies Corp. (a)	31,730	1,543,030
AtriCure, Inc. (a)	49,865	1,989,613
Inspire Medical Systems, Inc. (a)	20,756	2,678,562
Intersect ENT, Inc. (a)	49,783	811,961
iRhythm Technologies, Inc. (a)	9,449	2,249,901
OraSure Technologies, Inc. (a)	66,683	811,532
Repligen Corp. (a)	15,427	2,276,100
Tandem Diabetes Care, Inc. (a)	40,205	4,563,267
		16,923,966
Health Care – Services — 5.1%
Addus HomeCare Corp. (a)	35,936	3,396,311
American Well Corp. (a)	20,537	608,717
LHC Group, Inc. (a)	27,353	5,814,154
Tenet Healthcare Corp. (a)	65,394	1,602,807
		11,421,989
Household Products & Wares — 1.2%
Acco Brands Corp.	477,889	2,771,756
Pharmaceuticals — 1.5%
Axsome Therapeutics, Inc. (a) (b)	11,325	806,906
Collegium Pharmaceutical, Inc. (a)	65,364	1,360,879
G1 Therapeutics, Inc. (a) (b)	29,748	343,589
uniQure NV (a)	23,531	866,647
		3,378,021
		60,510,692
Energy — 3.0%
Energy – Alternate Sources — 2.6%
Renewable Energy Group, Inc. (a)	108,842	5,814,340
Pipelines — 0.4%
Noble Midstream Partners LP (c)	124,998	914,985
		6,729,325
Financial — 18.5%
Banks — 5.2%
The Bank of NT Butterfield & Son Ltd.	93,755	2,088,861
BankUnited, Inc.	96,645	2,117,492
Cathay General Bancorp	58,015	1,257,765
CIT Group, Inc.	69,062	1,223,088

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
First Horizon National Corp.	227,962	$2,149,682
Heritage Financial Corp.	110,759	2,036,858
Signature Bank	10,395	862,681
		11,736,427
Diversified Financial Services — 2.5%
Federated Hermes, Inc.	48,236	1,037,556
Focus Financial Partners, Inc. Class A (a)	63,027	2,066,655
Stifel Financial Corp.	52,128	2,635,592
		5,739,803
Insurance — 0.7%
ProSight Global, Inc. (a)	56,884	645,065
Selectquote, Inc. (a)	40,125	812,531
		1,457,596
Real Estate Investment Trusts (REITS) — 5.9%
Brandywine Realty Trust (b)	247,052	2,554,518
DiamondRock Hospitality Co.	424,623	2,152,839
EPR Properties	79,977	2,199,367
Four Corners Property Trust, Inc.	157,253	4,024,104
National Storage Affiliates Trust	73,104	2,391,232
		13,322,060
Savings & Loans — 4.2%
Berkshire Hills Bancorp, Inc.	86,625	875,779
OceanFirst Financial Corp.	101,038	1,383,210
Pacific Premier Bancorp, Inc.	102,908	2,072,567
Sterling Bancorp	132,698	1,395,983
WSFS Financial Corp.	140,819	3,797,889
		9,525,428
		41,781,314
Industrial — 16.1%
Building Materials — 2.3%
Masonite International Corp. (a)	31,961	3,144,963
Summit Materials, Inc. Class A (a)	116,721	1,930,565
		5,075,528
Electrical Components & Equipment — 1.9%
Energizer Holdings, Inc.	60,352	2,362,177
EnerSys	30,219	2,028,299
		4,390,476
Electronics — 0.7%
Atkore International Group, Inc. (a)	73,019	1,659,722
Engineering & Construction — 3.7%
Comfort Systems USA, Inc.	25,452	1,311,032
KBR, Inc.	153,303	3,427,855

	Number of Shares	Value
TopBuild Corp. (a)	21,213	$3,620,847
		8,359,734
Environmental Controls — 1.5%
Evoqua Water Technologies Corp. (a)	111,997	2,376,576
US Ecology, Inc.	30,950	1,011,137
		3,387,713
Machinery – Diversified — 1.0%
Chart Industries, Inc. (a)	32,807	2,305,348
Metal Fabricate & Hardware — 2.3%
Rexnord Corp.	135,277	4,036,666
Valmont Industries, Inc.	9,745	1,210,134
		5,246,800
Miscellaneous - Manufacturing — 0.9%
EnPro Industries, Inc.	37,378	2,108,493
Transportation — 1.8%
CryoPort, Inc. (a) (b)	54,456	2,581,214
Hub Group, Inc. Class A (a)	28,346	1,422,828
		4,004,042
		36,537,856
Technology — 12.3%
Computers — 2.4%
CACI International, Inc. Class A (a)	14,187	3,024,101
Perspecta, Inc.	128,712	2,503,448
		5,527,549
Semiconductors — 4.7%
Brooks Automation, Inc.	63,557	2,940,147
MKS Instruments, Inc.	35,072	3,830,915
Semtech Corp. (a)	72,887	3,860,095
		10,631,157
Software — 5.2%
1Life Healthcare, Inc. (a)	31,641	897,339
Bottomline Technologies de, Inc. (a)	77,200	3,254,752
Envestnet, Inc. (a)	23,881	1,842,658
j2 Global, Inc. (a)	52,497	3,633,842
Zynga, Inc. Class A (a)	222,775	2,031,708
		11,660,299
		27,819,005
Utilities — 3.0%
Electric — 0.9%
Avista Corp.	61,329	2,092,545
Gas — 2.1%
National Fuel Gas Co.	42,484	1,724,426

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
South Jersey Industries, Inc.	156,085	$3,007,758
		4,732,184
		6,824,729

TOTAL COMMON STOCK (Cost $222,300,995)		222,661,518

TOTAL EQUITIES (Cost $222,300,995)		222,661,518

TOTAL LONG-TERM INVESTMENTS (Cost $222,300,995)		222,661,518
	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (d)	$2,698,637	2,698,637

TOTAL SHORT-TERM INVESTMENTS (Cost $2,698,637)		2,698,637

TOTAL INVESTMENTS — 99.7% (Cost $224,999,632) (e)		225,360,155

Other Assets/(Liabilities) — 0.3%		588,825

NET ASSETS — 100.0%		$225,948,980

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $7,061,075 or 3.13% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $7,231,346 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)

Maturity value of $2,698,637. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $2,752,688.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 98.2%
COMMON STOCK — 98.2%
Cayman Islands — 5.8%
Farfetch Ltd. Class A (a) (b)	87,774	$2,208,394
JD.com, Inc. ADR (b)	172,958	13,423,270
StoneCo Ltd. Class A (b)	48,087	2,543,322
		18,174,986
Denmark — 0.1%
Ascendis Pharma A/S ADR (b)	1,471	227,005
France — 7.3%
Dassault Systemes SE	5,006	933,793
Kering SA	12,873	8,552,629
LVMH Moet Hennessy Louis Vuitton SE	29,197	13,649,476
		23,135,898
Germany — 3.3%
SAP SE	67,507	10,512,419
India — 2.5%
DLF Ltd.	2,220,913	4,600,986
ICICI Bank Ltd. Sponsored ADR (b)	334,170	3,284,891
		7,885,877
Italy — 0.2%
Brunello Cucinelli SpA (a) (b)	21,702	661,906
Japan — 15.1%
Capcom Co. Ltd.	80,200	4,485,172
FANUC Corp.	16,800	3,222,865
Keyence Corp.	18,500	8,621,788
MinebeaMitsumi, Inc.	51,600	973,554
Murata Manufacturing Co. Ltd.	121,530	7,841,343
Nidec Corp.	107,200	9,969,710
Omron Corp.	63,000	4,907,279
Takeda Pharmaceutical Co. Ltd.	73,608	2,622,063
TDK Corp.	45,300	4,953,728
		47,597,502
Netherlands — 2.8%
Airbus SE (b)	87,836	6,375,554
ASML Holding NV	3,567	1,315,276
uniQure NV (b)	28,966	1,066,818
		8,757,648
Spain — 1.2%
Industria de Diseno Textil SA	136,342	3,790,676
Sweden — 3.0%
Assa Abloy AB Class B	179,698	4,194,341
Atlas Copco AB Class A	112,254	5,342,526
		9,536,867

	Number of Shares	Value
Switzerland — 0.4%
Zur Rose Group AG (b)	4,886	$1,163,276
United Kingdom — 1.4%
International Game Technology PLC (a)	95,525	1,063,193
Prudential PLC	239,892	3,424,877
		4,488,070
United States — 55.1%
Adobe, Inc. (b)	33,743	16,548,579
Agilent Technologies, Inc.	52,118	5,260,791
Alphabet, Inc. Class A (b)	17,264	25,302,118
Amazon.com, Inc. (b)	1,496	4,710,500
Analog Devices, Inc.	4,886	570,392
Anthem, Inc.	9,807	2,634,062
Avantor, Inc. (b)	164,896	3,708,511
Blueprint Medicines Corp. (b)	18,696	1,733,119
Boston Scientific Corp. (b)	47,958	1,832,475
Centene Corp. (b)	47,611	2,777,150
Colgate-Palmolive Co.	20,730	1,599,320
Dun & Bradstreet Holdings, Inc. (b)	19,982	512,738
Electronic Arts, Inc. (b)	22,161	2,890,016
Equifax, Inc.	29,415	4,615,214
Facebook, Inc. Class A (b)	57,554	15,073,393
Fidelity National Information Services, Inc.	28,957	4,262,760
Illumina, Inc. (b)	6,403	1,979,039
Incyte Corp. (b)	7,475	670,807
Intuit, Inc.	38,876	12,681,740
Ionis Pharmaceuticals, Inc. (b)	34,820	1,652,209
IQVIA Holdings, Inc. (b)	6,208	978,567
MacroGenics, Inc. (b)	67,421	1,698,335
Maxim Integrated Products, Inc.	110,019	7,438,385
Microsoft Corp.	16,055	3,376,848
PayPal Holdings, Inc. (b)	52,401	10,324,569
Pegasystems, Inc.	16,706	2,022,094
Phathom Pharmaceuticals, Inc. (a) (b)	31,535	1,156,388
S&P Global, Inc.	42,658	15,382,475
Sage Therapeutics, Inc. (b)	12,654	773,412
Sarepta Therapeutics, Inc. (b)	14,695	2,063,619
Twist Bioscience Corp. (b)	1,633	124,059
United Parcel Service, Inc. Class B	35,458	5,908,367
Veracyte, Inc. (b)	42,078	1,367,114
Visa, Inc. Class A	17,269	3,453,282
The Walt Disney Co.	40,631	5,041,494
Zimmer Biomet Holdings, Inc.	11,695	1,592,157
		173,716,098

TOTAL COMMON STOCK (Cost $157,817,029)		309,648,228

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.0%
India — 0.0%
Zee Entertainment Enterprises Ltd.
6.000%	573,050	$27,961

TOTAL PREFERRED STOCK (Cost $22,479)		27,961

TOTAL EQUITIES (Cost $157,839,508)		309,676,189

TOTAL LONG-TERM INVESTMENTS (Cost $157,839,508)		309,676,189
	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (c)	$7,071,875	7,071,875

TOTAL SHORT-TERM INVESTMENTS (Cost $7,071,875)		7,071,875

TOTAL INVESTMENTS — 100.5% (Cost $164,911,383) (d)		316,748,064

Other Assets/(Liabilities) — (0.5)%		(1,471,620)

NET ASSETS — 100.0%		$315,276,444

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $5,032,702 or 1.60% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $5,120,706 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Maturity value of $7,071,875. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $7,213,323.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Industrial	21.3%
Technology	21.3%
Communications	20.9%
Consumer, Non-cyclical	20.8%
Consumer, Cyclical	9.2%
Financial	4.7%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 95.7%
COMMON STOCK — 95.7%
Australia — 0.6%
Challenger Ltd.	72,100	$198,511
Lendlease Corp Ltd.	36,100	285,938
Macquarie Group Ltd.	6,100	523,974
Santos Ltd.	47,900	168,098
		1,176,521
Belgium — 0.5%
Groupe Bruxelles Lambert SA	4,700	423,616
KBC Group NV	8,500	425,621
		849,237
Canada — 6.2%
The Bank of Nova Scotia	71,623	2,975,618
Canadian National Railway Co.	46,610	4,963,962
Intact Financial Corp.	34,863	3,733,068
		11,672,648
Cayman Islands — 0.5%
Baidu, Inc. Sponsored ADR (a)	1,040	131,654
CK Asset Holdings Ltd.	71,500	348,854
CK Hutchison Holdings Ltd.	91,000	551,722
		1,032,230
Denmark — 0.4%
AP Moller - Maersk A/S Class B	390	618,310
The Drilling Co. of 1972 A/S (a) (b)	2,800	60,776
		679,086
France — 13.0%
Arkema SA	4,500	477,399
AXA SA	114,728	2,117,917
Capgemini SE	34,252	4,386,849
Dassault Aviation SA (a)	160	135,811
Engie SA (a)	59,000	788,563
LVMH Moet Hennessy Louis Vuitton SE	7,374	3,447,314
Rexel SA (a)	19,500	244,624
Sanofi	9,000	902,421
Schneider Electric SE	36,056	4,475,090
TOTAL SE (b)	67,968	2,333,548
Ubisoft Entertainment SA (a)	4,300	388,588
Veolia Environnement SA	29,900	644,821
Vinci SA	45,945	3,832,312
Vivendi SA	17,000	473,827
		24,649,084
Germany — 5.0%
Allianz SE Registered	2,660	510,238
Bayer AG Registered	6,800	425,005
Deutsche Boerse AG	2,780	488,221

	Number of Shares	Value
Deutsche Post AG Registered	8,200	$373,929
Fresenius SE & Co. KGaA	17,400	792,041
HeidelbergCement AG	11,800	723,829
Infineon Technologies AG	25,700	726,969
Merck KGaA	21,548	3,146,499
SAP SE	6,800	1,058,919
Siemens AG Registered	7,360	930,640
Siemens Energy AG (a) (c)	3,680	99,236
Talanx AG (a)	5,100	164,564
		9,440,090
Hong Kong — 3.0%
AIA Group Ltd.	542,848	5,347,693
China Mobile Ltd.	57,500	369,647
		5,717,340
Ireland — 4.0%
AIB Group PLC (a)	116,900	119,916
DCC PLC	7,700	593,400
Linde PLC (a)	23,994	5,678,962
Linde PLC	1,470	350,051
Ryanair Holdings PLC Sponsored ADR (a)	2,000	163,520
Smurfit Kappa Group PLC	17,900	702,384
		7,608,233
Israel — 0.2%
Check Point Software Technologies Ltd. (a)	2,790	335,749
Italy — 0.6%
Mediobanca Banca di Credito Finanziario SpA	38,300	300,343
Prysmian SpA	13,000	378,004
UniCredit SpA (a)	44,700	368,627
		1,046,974
Japan — 17.8%
Astellas Pharma, Inc.	300,250	4,469,683
Chugai Pharmaceutical Co. Ltd.	44,190	1,982,987
Daiwa Securities Group, Inc. (b)	95,700	401,673
Denka Co. Ltd.	12,000	365,227
ENEOS Holdings, Inc.	45,800	163,549
FANUC Corp.	3,200	613,879
Fujitsu Ltd.	4,100	561,415
Hitachi Ltd.	22,600	763,647
Japan Airlines Co. Ltd. (a)	18,400	345,413
Kao Corp.	28,500	2,138,644
KDDI Corp.	132,380	3,348,678
Kirin Holdings Co. Ltd.	144,630	2,716,443
Kyocera Corp.	8,400	479,959
Matsumotokiyoshi Holdings Co. Ltd.	5,800	211,593
Nintendo Co. Ltd.	1,500	852,721

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Olympus Corp.	34,600	$718,199
ORIX Corp.	51,700	643,635
Rakuten, Inc.	70,100	757,259
Sega Sammy Holdings, Inc.	38,100	463,414
Seven & i Holdings Co. Ltd.	26,200	809,921
Shiseido Co. Ltd.	69,070	3,963,270
Sony Corp.	17,900	1,369,080
Square Enix Holdings Co. Ltd.	8,200	545,187
Sumitomo Mitsui Financial Group, Inc.	25,200	701,219
Sysmex Corp.	29,280	2,794,310
Toshiba Corp.	22,300	567,628
Toyota Industries Corp.	13,900	878,931
		33,627,564
Luxembourg — 0.2%
ArcelorMittal SA (a)	29,800	397,412
Netherlands — 7.7%
Airbus SE (a)	1,100	79,843
ASML Holding NV	1,490	549,415
EXOR NV	2,900	157,810
Heineken Holding NV	8,200	638,163
Heineken NV	48,442	4,304,865
Koninklijke Philips NV (a)	96,163	4,530,261
NXP Semiconductor NV	3,300	411,873
Unilever NV	64,871	3,916,278
		14,588,508
Norway — 0.2%
Mowi ASA	24,500	434,611
Singapore — 0.3%
DBS Group Holdings, Ltd.	36,200	532,441
Spain — 4.1%
Iberdrola SA	323,833	3,985,682
Industria de Diseno Textil SA	118,830	3,303,796
Siemens Gamesa Renewable Energy SA	17,500	471,690
		7,761,168
Sweden — 2.0%
Assa Abloy AB Class B	126,697	2,957,242
Investor AB Class B	7,200	469,497
Volvo AB Class B (a)	18,100	347,639
		3,774,378
Switzerland — 11.0%
ABB Ltd. Registered	27,800	704,591
Alcon, Inc. (a)	8,500	482,579
Nestle SA Registered	49,295	5,848,314
Novartis AG Registered	65,896	5,726,446
Roche Holding AG	16,474	5,636,204
Temenos Group AG Registered	11,527	1,552,300

	Number of Shares	Value
UBS Group AG Registered	69,500	$775,875
		20,726,309
United Kingdom — 18.4%
Ashtead Group PLC	12,600	451,446
AstraZeneca PLC	31,954	3,477,902
Aviva PLC	153,900	565,918
BAE Systems PLC	361,987	2,239,070
Barratt Developments PLC	17,000	103,944
BHP Group PLC ADR	3,600	153,576
The British Land Co. PLC	83,200	361,722
Bunzl PLC	9,300	300,050
Compass Group PLC	141,016	2,116,813
Diageo PLC	72,502	2,483,788
Experian PLC	65,919	2,466,743
Glencore PLC (a)	63,000	130,518
GVC Holdings PLC (a)	35,700	449,341
Imperial Brands PLC	21,300	375,452
Inchcape PLC (a)	56,800	321,549
Informa PLC (a)	31,300	151,759
Liberty Global PLC Class C (a)	20,000	410,700
National Grid PLC	361,639	4,163,084
Persimmon PLC	13,200	419,251
Prudential PLC	134,645	1,922,292
Reckitt Benckiser Group PLC	56,446	5,503,098
Smith & Nephew PLC	218,698	4,261,630
Tesco PLC	269,300	738,309
Unilever PLC	19,800	1,220,034
		34,787,989

TOTAL COMMON STOCK (Cost $181,090,852)		180,837,572

TOTAL EQUITIES (Cost $181,090,852)		180,837,572

MUTUAL FUNDS — 1.1%
United States — 1.1%
State Street Navigator Securities Lending Prime Portfolio (d)	2,066,194	2,066,194

TOTAL MUTUAL FUNDS (Cost $2,066,194)		2,066,194

TOTAL LONG-TERM INVESTMENTS (Cost $183,157,046)		182,903,766

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (e)	$361,315	$361,315

TOTAL SHORT-TERM INVESTMENTS (Cost $361,315)		361,315

TOTAL INVESTMENTS — 97.0% (Cost $183,518,361) (f)		183,265,081

Other Assets/(Liabilities) — 3.0%		5,624,912

NET ASSETS — 100.0%		$188,889,993

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $2,355,366 or 1.25% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $408,560 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $361,315. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $368,610.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	40.9%
Industrial	13.2%
Financial	13.0%
Consumer, Cyclical	8.1%
Technology	5.6%
Utilities	5.1%
Basic Materials	4.4%
Communications	3.0%
Energy	2.1%
Mutual Funds	1.1%
Diversified	0.3%
Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund — Portfolio of Investments
September 30, 2020

	Number of Shares	Value
EQUITIES — 95.8%
COMMON STOCK — 92.9%
Belgium — 1.0%
Anheuser-Busch InBev SA	32,262	$1,741,425
Bermuda — 1.8%
Credicorp Ltd.	15,744	1,952,099
Jardine Strategic Holdings Ltd.	62,471	1,237,644
		3,189,743
Brazil — 2.3%
Ambev SA	369,539	825,160
B3 SA - Brasil Bolsa Balcao	159,426	1,561,642
Vale SA Sponsored ADR (a)	162,174	1,715,801
		4,102,603
Cayman Islands — 25.0%
Alibaba Group Holding Ltd. Sponsored ADR (b)	39,444	11,595,747
Budweiser Brewing Co. APAC Ltd. (c)	596,700	1,743,081
Hansoh Pharmaceutical Group Co. Ltd. (b) (c)	146,000	715,005
Huazhu Group Ltd. ADR	142,757	6,172,813
Innovent Biologics, Inc. (b) (c)	123,500	919,724
Meituan Dianping Class B (b)	44,700	1,405,782
New Oriental Education & Technology Group, Inc. Sponsored ADR (b)	3,229	482,735
OneConnect Financial Technology Co. Ltd. (b)	85,840	1,828,392
Pagseguro Digital Ltd. Class A (a) (b)	43,529	1,641,479
Tencent Holdings Ltd.	194,990	12,985,042
Wuxi Biologics Cayman, Inc. (b) (c)	30,500	748,484
ZTO Express Cayman, Inc. (b)	9,870	285,528
ZTO Express Cayman, Inc. ADR	151,577	4,535,184
		45,058,996
Chile — 0.7%
Falabella SA	432,441	1,266,920
China — 4.9%
Jiangsu Hengrui Medicine Co. Ltd. Class A	283,338	3,750,649
Ping An Insurance Group Co. of China Ltd. Class A	455,271	5,103,080
		8,853,729
Colombia — 0.3%
Grupo Aval Acciones y Valores SA	125,667	579,325
Egypt — 0.8%
Commercial International Bank Egypt SAE	357,343	1,507,421

	Number of Shares	Value
France — 5.9%
Kering SA	14,218	$9,446,228
LVMH Moet Hennessy Louis Vuitton SE	148	69,189
Pernod Ricard SA	6,542	1,044,038
		10,559,455
Hong Kong — 3.9%
AIA Group Ltd.	715,400	7,047,533
India — 11.6%
HDFC Bank Ltd. (b)	125,995	1,855,512
Housing Development Finance Corp. Ltd.	297,434	7,030,556
Infosys Ltd.	56,300	776,073
Kotak Mahindra Bank Ltd. (b)	297,214	5,109,609
Oberoi Realty Ltd. (b)	119,776	643,861
Tata Consultancy Services Ltd.	132,207	4,467,248
Zee Entertainment Enterprises Ltd.	353,109	1,012,540
		20,895,399
Indonesia — 1.1%
Bank Central Asia Tbk PT	696,600	1,271,277
Indocement Tunggal Prakarsa Tbk PT	464,835	325,483
Semen Indonesia Persero Tbk PT	534,700	330,724
		1,927,484
Italy — 1.9%
Moncler SpA (b)	29,217	1,196,679
PRADA SpA (b)	547,100	2,135,544
		3,332,223
Mexico — 4.6%
Alsea SAB de CV (b)	334,428	318,373
Fomento Economico Mexicano SAB de CV	606,330	3,405,748
Fomento Economico Mexicano SAB de CV Sponsored ADR	14,347	806,158
Grupo Aeroportuario del Sureste SAB de CV Class B (b)	55,788	647,410
Grupo Financiero Inbursa SAB de CV Class O (b)	716,748	553,975
Grupo Mexico SAB de CV Series B	981,858	2,499,105
		8,230,769
Netherlands — 3.5%
Yandex NV Class A (b)	97,927	6,389,737
Philippines — 2.4%
Ayala Land, Inc.	2,161,700	1,324,443
SM Investments Corp.	127,000	2,305,384
SM Prime Holdings, Inc.	1,166,857	709,623
		4,339,450
Republic of Korea — 1.6%
Amorepacific Corp.	1,244	173,196

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
AMOREPACIFIC Group	6,975	$289,435
Samsung Biologics Co. Ltd. (b) (c)	4,113	2,424,753
		2,887,384
Russia — 5.8%
Novatek PJSC Sponsored GDR Registered (c)	8,802	1,205,874
Novatek PJSC Sponsored GDR Registered (c)	35,732	4,889,199
Polyus PJSC (b)	2,824	593,109
Polyus PJSC GDR (c) (d)	850	89,590
Polyus PJSC GDR (c) (d)	5,075	534,905
Sberbank of Russia PJSC (b)	1,067,867	3,137,109
		10,449,786
South Africa — 0.6%
FirstRand Ltd.	443,738	1,090,381
Switzerland — 0.6%
Cie Financiere Richemont SA Registered	16,975	1,136,999
Taiwan — 8.3%
MediaTek, Inc.	22,000	463,912
Taiwan Semiconductor Manufacturing Co. Ltd.	971,000	14,583,037
		15,046,949
Turkey — 0.3%
Akbank T.A.S. (b)	863,010	575,003
United States — 4.0%
Yum China Holdings, Inc.	136,729	7,239,801

TOTAL COMMON STOCK (Cost $151,738,456)		167,448,515

PREFERRED STOCK — 2.9%
Brazil — 1.6%
Lojas Americanas SA 0.640%	565,998	2,861,284
India — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	742,906	36,249
Singapore — 1.3%
Grab Holdings, Inc. (Acquired 6/18/19, Cost $2,438,401) (b) (d) (e) (f)	395,658	2,438,401

TOTAL PREFERRED STOCK (Cost $5,691,601)		5,335,934

TOTAL EQUITIES (Cost $157,430,057)		172,784,449

	Number of Shares	Value
MUTUAL FUNDS — 0.4%
United States — 0.4%
State Street Navigator Securities Lending Prime Portfolio (g)	674,091	$674,091

TOTAL MUTUAL FUNDS (Cost $674,091)		674,091

TOTAL LONG-TERM INVESTMENTS (Cost $158,104,148)		173,458,540
	Principal Amount
SHORT-TERM INVESTMENTS — 3.6%
Repurchase Agreement — 3.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/20, 0.000%, due 10/01/20 (h)	$6,489,955	6,489,955

TOTAL SHORT-TERM INVESTMENTS (Cost $6,489,955)		6,489,955

TOTAL INVESTMENTS — 99.8% (Cost $164,594,103) (i)		179,948,495

Other Assets/(Liabilities) — 0.2%		302,492

NET ASSETS — 100.0%		$180,250,987

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2020, was $2,752,442 or 1.53% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,142,131 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2020, the aggregate market value of these securities amounted to $13,270,615 or 7.36% of net assets.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2020, these securities amounted to a value of $3,062,896 or 1.70% of net assets.

(e)	Investment was valued using significant unobservable inputs.
(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2020, these securities amounted to a value of $2,438,401 or 1.35% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $6,489,955. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 3/15/22, and an aggregate market value, including accrued interest, of $6,619,784.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	23.6%
Consumer, Cyclical	18.9%
Communications	18.5%
Technology	12.3%
Consumer, Non-cyclical	11.3%
Industrial	4.8%
Energy	3.4%
Basic Materials	3.0%
Mutual Funds	0.4%
Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Premier Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2020

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$—	$406,392,789
Repurchase agreements, at value (Note 2) (b)	35,000,000	—
Other short-term investments, at value (Note 2) (c)	243,141,228	22,996,344
Total investments (d)	278,141,228	429,389,133
Cash	57,920	3,359,964
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	—	—
Delayed delivery	—	—
Open forward contracts (Note 2)	—	—
Fund shares sold	9,224,816	286,375
Collateral pledged for open futures contracts (Note 2)	—	100,000
Collateral pledged for open swap agreements (Note 2)	—	50,000
Investment adviser (Note 3)	81,208	—
Variation margin on open derivative instruments (Note 2)	—	102,199
Interest and dividends	83,949	2,184,728
Interest tax reclaim receivable	—	4,000
Open swap agreements, at value (Note 2)	—	—
Prepaid expenses	11,218	40,423
Total assets	287,600,339	435,516,822
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Delayed delivery	—	1,425,000
Collateral held for open swap agreements (Note 2)	—	—
Collateral held for open purchased options (Note 2)	—	389,000
Open forward contracts (Note 2)	—	—
Interest and dividends	—	—
Fund shares repurchased	9,400,666	5,392,687
Collateral held for securities on loan (Note 2) (f)	—	—
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	51,708	56,501
Variation margin on open derivative instruments (Note 2)	—	1,215
Affiliates (Note 3):
Investment advisory fees	81,884	124,487
Administration fees	35,378	38,800
Service fees	—	39,371
Shareholder service fees	—	10,199
Distribution fees	—	4,651
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	39,453	55,286
Total liabilities	9,609,089	7,537,197
Net assets	$277,991,250	$427,979,625
Net assets consist of:
Paid-in capital	$278,035,190	$447,900,960
Accumulated Gain (Loss)	(43,940)	(19,921,335)
Net assets	$277,991,250	$427,979,625

(a)	Cost of investments:	$—	$406,416,304
(b)	Cost of repurchase agreements:	$35,000,000	$—
(c)	Cost of other short-term investments:	$243,141,228	$22,996,233
(d)	Securities on loan with market value of:	$—	$—
(e)	Cost of foreign currency:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$315,911,210	$1,327,237,112	$222,720,617	$558,961,138	$132,359,602
1,010,124	—	—	—	1,737,564
49,442,508	215,336,765	28,980,000	16,996,587	5,993,065
366,363,842	1,542,573,877	251,700,617	575,957,725	140,090,231
819,984	9,583,645	1,759,716	6,301,710	3,790,944
—	—	3,098	—	—

—	4,030,659	509,219	867,142	—
—	8,441,250	—	—	—
—	—	79,848	—	—
685,909	1,368,694	81,970	1,144,152	12,659
—	—	—	—	361,350
10,000	—	—	—	—
—	—	—	—	3
20,078	—	—	—	20,150
379,728	6,717,551	1,437,243	7,876,961	288,690
—	—	1,015	—	—
6,410,876	—	—	—	—
43,051	48,897	44,980	50,226	39,160
374,733,468	1,572,764,573	255,617,706	592,197,916	144,603,187

1,337,585	18,185,915	889,323	1,561,644	59,763
—	213,355,143	24,145,119	6,997,000	7,297,050
3,630,000	—	—	—	—
3,380,000	2,599,000	400,000	—	170,000
—	—	66,567	—	—
372,084	—	—	—	—
2,597,513	3,977,572	282,202	1,068,760	108,775
—	—	—	—	516,386
342,355	—	—	—	—
30,630	153,434	20,303	33,466	16,425
—	771,190	121,950	—	19,768

112,175	417,867	68,745	218,894	53,172
28,276	76,422	28,074	36,666	21,804
17,672	46,301	18,853	63,641	23,430
6,722	20,091	4,383	7,514	4,313
2,009	622	2,388	22,316	4,752
—	—	—	—	—
49,095	85,193	53,062	55,504	44,248
11,906,116	239,688,750	26,100,969	10,065,405	8,339,886
$362,827,352	$1,333,075,823	$229,516,737	$582,132,511	$136,263,301

$333,633,680	$1,243,263,479	$213,869,402	$618,492,468	$118,441,114
29,193,672	89,812,344	15,647,335	(36,359,957)	17,822,187
$362,827,352	$1,333,075,823	$229,516,737	$582,132,511	$136,263,301

$310,617,677	$1,300,884,627	$220,907,419	$572,742,702	$118,025,926
$1,010,124	$—	$—	$—	$1,737,564
$49,413,305	$215,221,277	$28,986,511	$16,996,896	$5,996,525
$—	$—	$—	$—	$1,914,722
$—	$—	$2,978	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Class I shares:
Net assets	$—	$189,804,835
Shares outstanding (a)	—	18,818,157
Net asset value, offering price and redemption price per share	$—	$10.09
Class R5 shares:
Net assets	$277,991,250	$110,812,837
Shares outstanding (a)	278,197,303	10,953,428
Net asset value, offering price and redemption price per share	$1.00	$10.12
Service Class shares:
Net assets	$—	$38,558,654
Shares outstanding (a)	—	3,839,211
Net asset value, offering price and redemption price per share	$—	$10.04
Administrative Class shares:
Net assets	$—	$27,628,245
Shares outstanding (a)	—	2,763,237
Net asset value, offering price and redemption price per share	$—	$10.00
Class A shares:
Net assets	$—	$41,913,026
Shares outstanding (a)	—	4,226,747
Net asset value, and redemption price per share	$—	$9.92
Offering price per share (100/[100-maximum sales charge] of net asset value)	$—	$10.17
Class R4 shares:
Net assets	$—	$11,524,928
Shares outstanding (a)	—	1,146,672
Net asset value, offering price and redemption price per share	$—	$10.05
Class R3 shares:
Net assets	$—	$7,737,100
Shares outstanding (a)	—	775,382
Net asset value, offering price and redemption price per share	$—	$9.98

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$176,809,112	$786,360,459	$97,182,635	$375,807,149	$42,455,083
15,503,692	67,552,048	8,444,555	43,554,713	3,424,388
$11.40	$11.64	$11.51	$8.63	$12.40

$86,368,806	$316,359,447	$78,289,042	$49,115,923	$42,198,814
7,571,346	27,094,012	7,398,392	5,659,483	3,404,824
$11.41	$11.68	$10.58	$8.68	$12.39

$54,729,099	$83,875,758	$12,067,190	$33,897,162	$8,636,594
4,814,966	7,228,454	1,124,351	3,908,179	658,238
$11.37	$11.60	$10.73	$8.67	$13.12

$15,287,675	$76,596,563	$17,107,500	$23,549,348	$5,849,045
1,330,989	6,657,054	1,597,551	2,761,856	470,174
$11.49	$11.51	$10.71	$8.53	$12.44

$22,018,087	$58,572,364	$14,756,439	$24,556,211	$26,626,329
1,967,996	5,137,223	1,380,937	2,892,277	2,212,608
$11.19	$11.40	$10.69	$8.49	$12.03
$11.69	$11.91	$11.16	$8.98	$12.73

$4,358,272	$10,444,174	$6,232,972	$40,159,972	$2,994,392
391,830	921,631	589,910	4,790,991	251,165
$11.12	$11.33	$10.57	$8.38	$11.92

$3,256,301	$867,058	$3,880,959	$35,046,746	$7,503,044
292,723	74,569	368,433	4,076,636	633,136
$11.12	$11.63	$10.53	$8.60	$11.85

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Assets:
Investments, at value (Note 2) (a)	$81,096,535	$116,052,232
Repurchase agreements, at value (Note 2) (b)	218,836	1,238,164
Total investments (c)	81,315,371	117,290,396
Cash	1,848	8,185
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	438,693	40,588
Fund shares sold	18,722	37,077
Investment adviser (Note 3)	—	—
Interest and dividends	111,349	38,729
Foreign taxes withheld	—	1,768
Prepaid expenses	36,681	34,053
Total assets	81,922,664	117,450,796
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	289,834
Delayed delivery	—	—
Fund shares repurchased	588,410	40,636
Collateral held for securities on loan (Note 2) (e)	53,163	177,581
Trustees’ fees and expenses (Note 3)	25,168	15,843
Affiliates (Note 3):
Investment advisory fees	30,662	52,691
Administration fees	11,948	14,331
Service fees	7,627	12,544
Shareholder service fees	1,694	4,113
Distribution fees	2,424	765
Due to custodian	—	—
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	38,712	42,078
Total liabilities	759,808	650,416
Net assets	$81,162,856	$116,800,380
Net assets consist of:
Paid-in capital	$85,501,685	$90,484,774
Accumulated Gain (Loss)	(4,338,829)	26,315,606
Net assets	$81,162,856	$116,800,380

(a)	Cost of investments:	$84,746,489	$92,290,455
(b)	Cost of repurchase agreements:	$218,836	$1,238,164
(c)	Securities on loan with market value of:	$264,738	$1,628,520
(d)	Cost of foreign currency:	$—	$—
(e)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$264,833,120	$222,661,518	$309,676,189	$182,903,766	$173,458,540
—	2,698,637	7,071,875	361,315	6,489,955
264,833,120	225,360,155	316,748,064	183,265,081	179,948,495
—	—	—	6,862,358	8,513
—	—	35,995	42,164	50,714

350,532	—	—	—	311,657
133,500	1,641,786	102,510	427,939	847,283
—	—	—	—	13,677
110,975	190,347	233,926	444,934	220,519
—	—	375,679	911,949	3,930
44,737	43,652	34,199	40,199	49,039
265,472,864	227,235,940	317,530,373	191,994,624	181,453,827

—	887,876	—	1,092	112
—	—	—	94,171	—
2,424,806	150,296	1,887,379	632,683	253,695
57,014	—	—	2,066,194	674,091
31,558	24,143	36,237	59,519	15,916

99,046	107,131	195,025	131,188	147,455
31,077	24,820	32,297	17,159	7,669
39,976	37,393	25,110	14,792	2,399
9,607	8,212	12,991	2,983	456
4,071	4,014	5,730	1,722	593
244,998	—	—	—	—
—	—	—	—	—
42,030	43,075	59,160	83,128	100,454
2,984,183	1,286,960	2,253,929	3,104,631	1,202,840
$262,488,681	$225,948,980	$315,276,444	$188,889,993	$180,250,987

$166,910,407	$207,935,621	$148,717,283	$119,826,419	$167,189,536
95,578,274	18,013,359	166,559,161	69,063,574	13,061,451
$262,488,681	$225,948,980	$315,276,444	$188,889,993	$180,250,987

$179,429,849	$222,300,995	$157,839,508	$183,157,046	$158,104,148
$—	$2,698,637	$7,071,875	$361,315	$6,489,955
$569,226	$7,061,075	$5,032,702	$2,355,366	$2,752,442
$—	$—	$36,125	$41,931	$50,785

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2020

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Class I shares:
Net assets	$20,649,767	$30,273,476
Shares outstanding (a)	1,709,641	2,683,820
Net asset value, offering price and redemption price per share	$12.08	$11.28
Class R5 shares:
Net assets	$32,417,557	$45,358,379
Shares outstanding (a)	2,677,900	4,025,026
Net asset value, offering price and redemption price per share	$12.11	$11.27
Service Class shares:
Net assets	$11,617,523	$181,756
Shares outstanding (a)	968,529	15,465
Net asset value, offering price and redemption price per share	$12.00	$11.75
Administrative Class shares:
Net assets	$4,214,085	$21,263,583
Shares outstanding (a)	343,059	1,889,595
Net asset value, offering price and redemption price per share	$12.28	$11.25
Class A shares:
Net assets	$5,569,117	$12,085,564
Shares outstanding (a)	470,105	1,094,262
Net asset value, and redemption price per share	$11.85	$11.04
Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.54	$11.68
Class R4 shares:
Net assets	$2,706,793	$6,418,276
Shares outstanding (a)	230,253	586,478
Net asset value, offering price and redemption price per share	$11.76	$10.94
Class R3 shares:
Net assets	$3,988,014	$1,219,346
Shares outstanding (a)	333,650	110,158
Net asset value, offering price and redemption price per share	$11.95	$11.07

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$35,702,129	$39,988,400	$75,892,808	$96,308,485	$169,365,820
2,779,263	2,864,495	5,046,822	7,361,126	12,799,468
$12.85	$13.96	$15.04	$13.08	$13.23

$101,466,245	$92,440,404	$111,037,859	$61,444,113	$3,165,178
7,895,173	6,637,803	7,378,612	4,699,302	235,668
$12.85	$13.93	$15.05	$13.08	$13.43

$25,667,672	$17,145,822	$6,165,870	$4,523,629	$2,472,730
1,987,307	1,234,267	413,671	346,860	186,561
$12.92	$13.89	$14.91	$13.04	$13.25

$36,956,711	$18,422,071	$80,606,742	$3,565,167	$989,038
2,821,093	1,334,969	5,362,071	274,890	74,402
$13.10	$13.80	$15.03	$12.97	$13.29

$27,988,479	$42,490,985	$22,903,301	$18,670,406	$2,028,769
2,223,521	3,167,132	1,545,292	1,486,906	154,096
$12.59	$13.42	$14.82	$12.56	$13.17
$13.32	$14.20	$15.68	$13.29	$13.94

$28,832,428	$9,413,117	$8,877,586	$1,950,797	$1,237,147
2,316,134	705,801	608,368	156,743	94,444
$12.45	$13.34	$14.59	$12.45	$13.10

$5,875,017	$6,048,181	$9,792,278	$2,427,396	$992,305
472,808	458,804	665,032	196,100	76,048
$12.43	$13.18	$14.72	$12.38	$13.05

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$—	$470,989
Interest (b)	3,120,556	17,580,989
Securities lending net income	—	2,680
Total investment income	3,120,556	18,054,658
Expenses (Note 3):
Investment advisory fees	1,094,806	1,644,782
Custody fees	16,443	44,380
Audit fees	34,296	40,279
Legal fees	7,680	15,867
Proxy fees	1,221	1,221
Accounting & Administration fees	74,221	82,798
Shareholder reporting fees	10,702	33,569
Trustees’ fees	15,069	23,590
Registration and filing fees	26,432	100,374
Transfer agent fees	2,983	2,983
	1,283,853	1,989,843
Administration fees:
Class R5	312,802	136,829
Service Class	—	63,877
Administrative Class	—	42,904
Class A	—	76,695
Class R4	—	23,807
Class R3	—	13,976
Distribution and Service fees:
Class A	—	127,825
Class R4	—	29,759
Class R3	—	34,940
Shareholder service fees:
Service Class	—	21,292
Administrative Class	—	42,904
Class A	—	76,695
Total expenses	1,596,655	2,681,346
Expenses waived (Note 3):
Class R5 fees reimbursed by adviser	(333,254)	—
Net expenses:	1,263,401	2,681,346
Net investment income (loss)	1,857,155	15,373,312

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$—	$1,426,629	$202,044	$—	$1,696,051
7,777,995	49,370,471	9,494,095	33,742,626	1,443,281
4,671	29,415	13,181	163,252	11,527
7,782,666	50,826,515	9,709,320	33,905,878	3,150,859

1,270,248	5,231,660	867,844	2,503,820	613,765
49,600	103,840	52,120	72,857	36,589
40,641	40,912	41,610	39,215	41,675
11,837	44,634	16,742	13,498	4,612
1,221	1,221	1,221	1,221	1,221
55,294	136,789	91,736	67,512	74,638
27,146	58,657	24,488	35,444	22,124
15,368	65,037	11,337	25,849	5,909
98,957	100,347	98,340	101,135	99,177
2,983	2,983	2,983	2,983	2,983
1,573,295	5,786,080	1,208,421	2,863,534	902,693

79,600	317,543	104,544	43,525	42,643
73,686	126,227	18,414	59,913	9,423
22,477	102,342	28,694	36,999	8,441
27,967	116,181	35,106	41,395	39,346
10,314	23,543	12,472	85,171	5,833
6,929	2,522	6,781	74,656	14,453

46,612	193,634	58,510	68,992	65,577
12,893	29,429	15,590	106,465	7,292
17,324	6,304	16,952	186,640	36,134

24,562	42,076	6,138	19,971	3,141
22,477	102,342	28,694	36,999	8,440
27,967	116,180	35,106	41,395	39,346
1,946,103	6,964,403	1,575,422	3,665,655	1,182,762

—	—	—	—	—
1,946,103	6,964,403	1,575,422	3,665,655	1,182,762
5,836,563	43,862,112	8,133,898	30,240,223	1,968,097

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$21,481	$1,830,017
Futures contracts	—	(8,778,213)
Swap agreements	—	478,671
Foreign currency transactions	—	—
Forward contracts	—	—
Net realized gain (loss)	21,481	(6,469,525)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	—	(5,462,549)
Futures contracts	—	(1,222,424)
Swap agreements	—	14,042
Translation of assets and liabilities in foreign currencies	—	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	—	(6,670,931)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	21,481	(13,140,456)
Net increase (decrease) in net assets resulting from operations	$1,878,636	$2,232,856

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$3,343

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$7,369,440	$27,887,997	$4,879,131	$(28,586,034)	$1,585,219
289,682	17,110,287	2,731,073	—	782,207
13,343,574	1,345,964	234,052	—	44,467
(33)	—	(28)	—	—
—	—	32,767	—	—
21,002,663	46,344,248	7,876,995	(28,586,034)	2,411,893

(1,502,175)	(11,370,162)	(4,622,045)	(10,167,934)	6,611,772
104,715	853,141	130,462	—	99,927
5,863,719	38,709	6,655	—	1,343
—	—	6,954	—	—
—	—	82,013	—	—
4,466,259	(10,478,312)	(4,395,961)	(10,167,934)	6,713,042
25,468,922	35,865,936	3,481,034	(38,753,968)	9,124,935
$31,305,485	$79,728,048	$11,614,932	$(8,513,745)	$11,093,032

$—	$—	$19	$—	$—
$—	$—	$3,785	$128	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Investment income (Note 2):
Dividends (a)	$2,711,707	$2,035,363
Interest	863	5,028
Securities lending net income	6,720	3,221
Total investment income	2,719,290	2,043,612
Expenses (Note 3):
Investment advisory fees	420,224	632,456
Custody fees	19,622	21,943
Audit fees	40,172	37,310
Legal fees	2,507	6,672
Proxy fees	1,221	1,217
Accounting & Administration fees	35,326	33,349
Shareholder reporting fees	44,502	16,690
Trustees’ fees	4,966	5,446
Registration and filing fees	96,651	98,605
Transfer agent fees	2,983	2,975
	668,174	856,663
Administration fees:
Class R5	47,012	45,671
Service Class	21,545	478
Administrative Class	6,929	33,166
Class A	8,888	18,476
Class R4	6,144	12,538
Class R3	7,824	2,339
Distribution and Service fees:
Class A	14,814	30,794
Class R4	7,680	15,673
Class R3	19,560	5,846
Shareholder service fees:
Service Class	7,181	159
Administrative Class	6,929	33,166
Class A	8,889	18,476
Total expenses	831,569	1,073,445
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	—
Class R5 fees reimbursed by adviser	—	—
Service Class fees reimbursed by adviser	—	—
Administrative Class fees reimbursed by adviser	—	—
Class A fees reimbursed by adviser	—	—
Class R4 fees reimbursed by adviser	—	—
Class R3 fees reimbursed by adviser	—	—
Class I advisory fees waived	—	—
Class R5 advisory fees waived	—	—
Service Class advisory fees waived	—	—
Administrative Class advisory fees waived	—	—
Class A advisory fees waived	—	—
Class R4 advisory fees waived	—	—
Class R3 advisory fees waived	—	—
Net expenses:	831,569	1,073,445
Net investment income (loss)	1,887,721	970,167

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$3,240,821	$3,171,915	$2,527,899	$2,872,784	$2,021,016
4,462	12,101	17,715	19,400	31,722
16,531	45,898	10,905	25,623	31,791
3,261,814	3,229,914	2,556,519	2,917,807	2,084,529

1,107,759	1,278,272	2,241,937	1,940,224	1,640,854
22,483	19,784	53,513	149,355	194,525
40,066	38,403	43,785	47,508	65,059
5,015	10,832	14,783	11,901	8,610
1,221	1,221	1,217	1,222	1,221
34,824	31,965	43,881	42,566	39,644
48,387	24,220	26,907	28,565	20,163
12,261	10,526	14,245	11,713	7,627
96,900	99,141	98,838	102,459	98,841
2,983	2,983	2,975	2,984	2,983
1,371,899	1,517,347	2,542,081	2,338,497	2,079,527

91,500	86,552	103,731	79,687	4,295
36,554	25,092	9,783	10,207	2,211
58,049	28,509	117,167	7,102	1,438
42,108	68,282	34,365	29,108	1,943
51,141	19,195	15,471	6,380	2,568
11,457	14,185	19,628	7,514	1,509

70,180	113,803	57,276	48,513	3,238
63,927	23,994	19,339	7,976	3,210
28,644	35,462	49,070	18,784	3,772

12,184	8,364	3,261	3,402	737
58,049	28,509	117,167	7,102	1,438
42,108	68,282	34,365	29,108	1,943
1,937,800	2,037,576	3,122,704	2,593,380	2,107,829

—	—	—	—	(180,397)
—	—	—	—	(5,194)
—	—	—	—	(1,776)
—	—	—	—	(1,156)
—	—	—	—	(1,543)
—	—	—	—	(1,557)
—	—	—	—	(922)
—	—	—	(22,373)	—
—	—	—	(15,933)	—
—	—	—	(1,361)	—
—	—	—	(947)	—
—	—	—	(3,885)	—
—	—	—	(637)	—
—	—	—	(750)	—
1,937,800	2,037,576	3,122,704	2,547,494	1,915,284
1,324,014	1,192,338	(566,185)	370,313	169,245

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2020

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$(1,590,538)	$2,856,353
Futures contracts	2,399	—
Foreign currency transactions	—	(2,623)
Forward contracts	—	—
Net realized gain (loss)	(1,588,139)	2,853,730
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(6,436,717)	8,973,648
Translation of assets and liabilities in foreign currencies	—	98
Net change in unrealized appreciation (depreciation)	(6,436,717)	8,973,746
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(8,024,856)	11,827,476
Net increase (decrease) in net assets resulting from operations	$(6,137,135)	$12,797,643

(a)	Net of foreign withholding tax of:	$392	$14,897
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$15,780,801	$16,322,661	$17,569,349	$72,236,834	$627,544
6,286	—	—	—	—
—	—	(3,658)	(73,412)	(151,154)
—	—	—	—	—
15,787,087	16,322,661	17,565,691	72,163,422	476,390

49,887,218	(14,216,827)	43,893,489	(40,700,557)*	5,115,039 *
—	—	31,671	71,954	(1,842)
49,887,218	(14,216,827)	43,925,160	(40,628,603)	5,113,197
65,674,305	2,105,834	61,490,851	31,534,819	5,589,587
$66,998,319	$3,298,172	$60,924,666	$31,905,132	$5,758,832

$—	$—	$184,743	$317,663	$213,409
$—	$—	$—	$187,114	$254,329

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Premier U.S. Government Money Market Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,857,155	$6,230,984
Net realized gain (loss)	21,481	19,866
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	1,878,636	6,250,850
Distributions to shareholders (Note 2):
Class I	—	—
Class R5	(1,857,173)	(6,235,386)
Service Class	—	—
Administrative Class	—	—
Class A	—	—
Class R4	—	—
Class R3	—	—
Total distributions	(1,857,173)	(6,235,386)
Net fund share transactions (Note 5):
Class I	—	—
Class R5	(55,603,850)	(5,992,795)
Service Class	—	—
Administrative Class	—	—
Class A	—	—
Class R4	—	—
Class R3	—	—
Increase (decrease) in net assets from fund share transactions	(55,603,850)	(5,992,795)
Total increase (decrease) in net assets	(55,582,387)	(5,977,331)
Net assets
Beginning of year	333,573,637	339,550,968
End of year	$277,991,250	$333,573,637

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$15,373,312	$14,885,046	$5,836,563	$6,804,543
(6,469,525)	(6,421,931)	21,002,663	2,393,072
(6,670,931)	10,537,281	4,466,259	10,347,105
2,232,856	19,000,396	31,305,485	19,544,720

(6,439,923)	(7,202,599)	(3,271,533)	(4,218,564)
(5,030,849)	(4,696,245)	(1,477,050)	(1,880,006)
(1,504,685)	(2,172,717)	(871,286)	(1,448,100)
(942,181)	(1,112,224)	(263,596)	(423,256)
(1,619,767)	(1,926,511)	(266,814)	(494,124)
(362,441)	(442,706)	(119,159)	(173,122)
(188,593)	(256,012)	(58,266)	(110,088)
(16,088,439)	(17,809,014)	(6,327,704)	(8,747,260)

(9,507,555)	40,461,522	10,466,269	15,862,514
(43,468,770)	22,850,387	6,927,049	10,753,653
(11,656,238)	(21,398,810)	151,557	(1,240,989)
(2,599,555)	(3,125,703)	(1,966,880)	859,652
(11,610,572)	2,157,648	4,411,119	(4,935,725)
(653,230)	(1,201,825)	(2,929,193)	(106,040)
834,163	(922,444)	(1,258,092)	(401,142)
(78,661,757)	38,820,775	15,801,829	20,791,923
(92,517,340)	40,012,157	40,779,610	31,589,383

520,496,965	480,484,808	322,047,742	290,458,359
$427,979,625	$520,496,965	$362,827,352	$322,047,742

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$43,862,112	$43,994,608
Net realized gain (loss)	46,344,248	27,040,977
Net change in unrealized appreciation (depreciation)	(10,478,312)	54,727,210
Net increase (decrease) in net assets resulting from operations	79,728,048	125,762,795
Distributions to shareholders (Note 2):
Class I	(28,739,602)	(23,843,483)
Class R5	(10,399,843)	(8,771,104)
Service Class	(2,527,437)	(2,820,260)
Administrative Class	(2,078,397)	(2,086,599)
Class A	(2,633,014)	(2,821,022)
Class R4	(424,542)	(348,493)
Class R3	(36,423)	(21,641)
Total distributions	(46,839,258)	(40,712,602)
Net fund share transactions (Note 5):
Class I	(80,854,947)	101,765,720
Class R5	(9,818,466)	5,469,665
Service Class	(4,972,926)	(20,315,656)
Administrative Class	7,845,267	(6,188,523)
Class A	(39,811,644)	(15,445,413)
Class R4	(3,869,904)	2,525,433
Class R3	(405,143)	373,534
Increase (decrease) in net assets from fund share transactions	(131,887,763)	68,184,760
Total increase (decrease) in net assets	(98,998,973)	153,234,953
Net assets
Beginning of year	1,432,074,796	1,278,839,843
End of year	$1,333,075,823	$1,432,074,796

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$8,133,898	$7,189,341	$30,240,223	$33,965,154
7,876,995	3,561,731	(28,586,034)	(11,040,111)
(4,395,961)	9,393,591	(10,167,934)	3,399,787
11,614,932	20,144,663	(8,513,745)	26,324,830

(2,101,217)	(803,296)	(19,290,018)	(19,353,739)
(3,753,102)	(3,456,741)	(2,645,773)	(2,275,582)
(378,278)	(472,306)	(2,839,443)	(2,454,456)
(659,827)	(665,828)	(1,494,189)	(1,468,139)
(716,898)	(858,563)	(1,705,017)	(1,360,141)
(215,413)	(193,130)	(2,695,196)	(1,787,546)
(82,760)	(114,013)	(2,129,846)	(2,230,290)
(7,907,495)	(6,563,877)	(32,799,482)	(30,929,893)

34,615,594	36,705,887	74,242,644	(52,274,023)
(32,548,751)	4,937,951	10,728,146	(1,906,593)
(1,130,942)	(6,688,264)	(12,136,187)	4,024,313
(5,019,779)	(6,599,351)	(756,700)	(4,907,364)
(14,533,794)	(5,421,141)	(4,678,180)	4,042,626
(750,863)	1,770,981	(3,613,189)	11,588,566
257,082	(1,217,048)	(4,657,373)	(2,079,165)
(19,111,453)	23,489,015	59,129,161	(41,511,640)
(15,404,016)	37,069,801	17,815,934	(46,116,703)

244,920,753	207,850,952	564,316,577	610,433,280
$229,516,737	$244,920,753	$582,132,511	$564,316,577

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Premier Balanced Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,968,097	$2,110,305
Net realized gain (loss)	2,411,893	5,301,636
Net change in unrealized appreciation (depreciation)	6,713,042	(4,984,154)
Net increase (decrease) in net assets resulting from operations	11,093,032	2,427,787
Distributions to shareholders (Note 2):
Class I	(2,058,041)	(1,128,296)
Class R5	(2,810,372)	(3,512,186)
Service Class	(333,607)	(470,839)
Administrative Class	(416,607)	(535,122)
Class A	(1,592,728)	(1,935,646)
Class R4	(186,064)	(231,293)
Class R3	(431,814)	(645,997)
Total distributions	(7,829,233)	(8,459,379)
Net fund share transactions (Note 5):
Class I	9,819,379	20,038,802
Class R5	(4,017,631)	2,754,926
Service Class	2,376,960	(834,845)
Administrative Class	(1,278,102)	(653,383)
Class A	(1,098,652)	(1,884,375)
Class R4	79,759	(410,358)
Class R3	133,779	(233,401)
Increase (decrease) in net assets from fund share transactions	6,015,492	18,777,366
Total increase (decrease) in net assets	9,279,291	12,745,774
Net assets
Beginning of year	126,984,010	114,238,236
End of year	$136,263,301	$126,984,010

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund		MassMutual Premier Main Street Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$1,887,721	$2,438,165	$970,167	$1,386,706
(1,588,139)	6,496,723	2,853,730	10,434,330
(6,436,717)	(11,828,423)	8,973,746	(6,202,846)
(6,137,135)	(2,893,535)	12,797,643	5,618,190

(1,207,781)	(2,950,659)	(2,335,592)	(2,939,489)
(3,793,792)	(8,804,772)	(4,468,709)	(7,652,907)
(1,356,284)	(6,451,380)	(60,335)	(74,980)
(384,917)	(1,338,400)	(2,255,886)	(3,133,171)
(462,189)	(1,275,458)	(1,188,476)	(1,597,880)
(270,247)	(948,544)	(593,581)	(719,840)
(271,118)	(634,881)	(106,551)	(205,497)
(7,746,328)	(22,404,094)	(11,009,130)	(16,323,764)

5,690,091	439,475	4,720,668	2,210,454
(13,564,584)	3,498,339	(3,314,019)	(14,185,696)
(7,037,326)	(22,292,084)	(480,381)	(43,915)
(923,700)	(1,787,052)	(3,288,186)	(1,861,173)
590,977	(1,408,783)	(940,432)	(596,316)
(902,025)	(1,284,893)	(75,478)	415,047
173,619	859,475	(45,007)	(350,994)
(15,972,948)	(21,975,523)	(3,422,835)	(14,412,593)
(29,856,411)	(47,273,152)	(1,634,322)	(25,118,167)

111,019,267	158,292,419	118,434,702	143,552,869
$81,162,856	$111,019,267	$116,800,380	$118,434,702

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Premier Disciplined Growth Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,324,014	$1,944,500
Net realized gain (loss)	15,787,087	23,547,277
Net change in unrealized appreciation (depreciation)	49,887,218	(25,336,115)
Net increase (decrease) in net assets resulting from operations	66,998,319	155,662
Distributions to shareholders (Note 2):
Class I	(4,066,618)	(6,509,520)
Class R5	(10,651,101)	(22,374,835)
Service Class	(3,510,848)	(15,117,227)
Administrative Class	(4,502,486)	(8,539,033)
Class A	(3,558,796)	(7,985,405)
Class R4	(3,012,939)	(6,472,019)
Class R3	(622,111)	(1,501,736)
Total distributions	(29,924,899)	(68,499,775)
Net fund share transactions (Note 5):
Class I	2,527,124	4,404,455
Class R5	(12,423,986)	10,887,227
Service Class	(10,042,051)	(27,992,682)
Administrative Class	(6,249,077)	3,128,965
Class A	(5,224,452)	(1,612,036)
Class R4	554,847	(546,976)
Class R3	(1,231,292)	423,218
Increase (decrease) in net assets from fund share transactions	(32,088,887)	(11,307,829)
Total increase (decrease) in net assets	4,984,533	(79,651,942)
Net assets
Beginning of year	257,504,148	337,156,090
End of year	$262,488,681	$257,504,148

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund		MassMutual Premier Global Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$1,192,338	$1,153,352	$(566,185)	$1,627,212
16,322,661	4,354,988	17,565,691	3,878,613
(14,216,827)	(25,144,927)	43,925,160	(11,127,382)
3,298,172	(19,636,587)	60,924,666	(5,621,557)

(319,615)	(3,656,500)	(704,508)	(10,142,807)
(868,871)	(6,499,034)	(889,589)	(18,881,920)
(121,119)	(1,491,884)	(46,110)	(2,220,861)
(120,787)	(1,983,912)	(520,255)	(16,324,130)
(240,626)	(5,673,440)	(96,678)	(5,808,841)
(53,838)	(1,018,771)	(37,330)	(1,601,209)
(41,924)	(886,852)	(33,038)	(2,011,068)
(1,766,780)	(21,210,393)	(2,327,508)	(56,990,836)

3,750,962	859,274	(8,188,470)	29,493,708
31,631,154	(2,681,256)	(7,862,395)	17,371,070
(277,871)	1,700,754	(1,349,526)	(6,812,076)
(2,309,215)	(1,928,523)	(11,808,341)	5,597,866
(8,630,606)	(6,923,243)	(6,273,139)	(414,975)
(1,391,345)	728,250	(242,789)	1,437,489
(2,622,730)	(294,957)	(2,025,307)	1,442,706
20,150,349	(8,539,701)	(37,749,967)	48,115,788
21,681,741	(49,386,681)	20,847,191	(14,496,605)

204,267,239	253,653,920	294,429,253	308,925,858
$225,948,980	$204,267,239	$315,276,444	$294,429,253

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Premier International Equity Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$370,313	$2,997,156
Net realized gain (loss)	72,163,422	13,863,056
Net change in unrealized appreciation (depreciation)	(40,628,603)	(37,392,335)
Net increase (decrease) in net assets resulting from operations	31,905,132	(20,532,123)
Distributions to shareholders (Note 2):
Class I	(5,748,906)	(13,156,184)
Class R5	(3,666,648)	(6,231,478)
Service Class	(339,316)	(718,289)
Administrative Class	(208,684)	(460,669)
Class A	(760,247)	(1,213,354)
Class R4	(173,825)	(451,336)
Class R3	(178,640)	(377,140)
Total distributions	(11,076,266)	(22,608,450)
Net fund share transactions (Note 5):
Class I	(64,531,410)	(119,556,080)
Class R5	(39,999,853)	(41,389,928)
Service Class	(5,596,696)	(11,670,069)
Administrative Class	(2,311,502)	(5,312,397)
Class A	(4,918,009)	(6,051,775)
Class R4	(3,192,959)	(4,928,933)
Class R3	(3,367,017)	(2,594,867)
Increase (decrease) in net assets from fund share transactions	(123,917,446)	(191,504,049)
Total increase (decrease) in net assets	(103,088,580)	(234,644,622)
Net assets
Beginning of year	291,978,573	526,623,195
End of year	$188,889,993	$291,978,573

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund
Year Ended September 30, 2020	Year Ended September 30, 2019

$169,245	$1,012,926
476,390	20,636,717
5,113,197	(18,190,614)
5,758,832	3,459,029

(13,661,324)	(1,339,579)
(365,359)	(22,332)
(41,689)	(247)
(79,749)	(2,174)
(90,537)	(1,818)
(112,016)	(2,905)
(60,918)	—
(14,411,592)	(1,369,055)

36,043,075	(75,951,493)
(1,169,915)	157,072
2,095,511	185,417
49,690	23,815
1,149,943	461,858
(88,054)	(24,886)
222,204	(24,279)
38,302,454	(75,172,496)
29,649,694	(73,082,522)

150,601,293	223,683,815
$180,250,987	$150,601,293

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Premier U.S. Government Money Market Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class R5
9/30/20	$ 1.00	$ 0.01	$ 0.00[d]	$ 0.01	$ (0.01)	$ —	$ (0.01)	$ 1.00	0.56%	$ 277,991	0.51%	0.40%	0.59%
9/30/19	1.00	0.02	0.00[d]	0.02	(0.02)	(0.00)[d]	(0.02)	1.00	1.85%	333,574	0.52%	N/A	1.83%
9/30/18	1.00	0.01	0.00[d]	0.01	(0.01)	(0.00)[d]	(0.01)	1.00	1.08%	339,551	0.50%	N/A	1.04%
9/30/17	1.00	0.00[d]	0.00[d]	0.00[d]	(0.00)[d]	—	(0.00)[d]	1.00	0.23%	352,317	0.52%	0.51%	0.22%
9/30/16	1.00	0.00[d]	0.00[d]	0.00[d]	(0.00)[d]	—	(0.00)[d]	1.00	0.00%[e]	334,720	0.51%	0.36%	0.00%[e]

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 10.31	$ 0.34	$ (0.21)	$ 0.13	$ (0.35)	$ —	$ (0.35)	$ 10.09	1.26%	$ 189,805	0.42%	3.41%
9/30/19	10.30	0.32	0.08	0.40	(0.39)	—	(0.39)	10.31	4.05%	204,282	0.43%	3.13%
9/30/18	10.40	0.27	(0.10)	0.17	(0.27)	—	(0.27)	10.30	1.65%	163,465	0.39%	2.64%
9/30/17	10.39	0.23	0.03	0.26	(0.25)	—	(0.25)	10.40	2.57%	299,768	0.40%	2.20%
9/30/16	10.46	0.20	0.00[d]	0.20	(0.27)	—	(0.27)	10.39	1.98%	166,281	0.40%	1.97%
Class R5
9/30/20	$ 10.34	$ 0.33	$ (0.21)	$ 0.12	$ (0.34)	$ —	$ (0.34)	$ 10.12	1.15%	$ 110,813	0.52%	3.31%
9/30/19	10.33	0.31	0.08	0.39	(0.38)	—	(0.38)	10.34	3.92%	158,895	0.53%	3.03%
9/30/18	10.42	0.26	(0.09)	0.17	(0.26)	—	(0.26)	10.33	1.63%	135,411	0.49%	2.55%
9/30/17	10.42	0.22	0.02	0.24	(0.24)	—	(0.24)	10.42	2.36%	155,172	0.50%	2.09%
9/30/16	10.49	0.19	0.00[d]	0.19	(0.26)	—	(0.26)	10.42	1.88%	199,354	0.50%	1.87%
Service Class
9/30/20	$ 10.26	$ 0.32	$ (0.22)	$ 0.10	$ (0.32)	$ —	$ (0.32)	$ 10.04	1.00%	$ 38,559	0.62%	3.19%
9/30/19	10.25	0.30	0.08	0.38	(0.37)	—	(0.37)	10.26	3.82%	51,201	0.63%	2.92%
9/30/18	10.35	0.25	(0.10)	0.15	(0.25)	—	(0.25)	10.25	1.50%	72,408	0.59%	2.45%
9/30/17	10.35	0.21	0.02	0.23	(0.23)	—	(0.23)	10.35	2.24%	75,544	0.60%	2.00%
9/30/16	10.42	0.18	0.00[d]	0.18	(0.25)	—	(0.25)	10.35	1.78%	55,309	0.60%	1.75%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	37%	55%	68%	72%	87%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 10.22	$ 0.31	$ (0.21)	$ 0.10	$ (0.32)	$ —	$ (0.32)	$ 10.00	0.94%	$ 27,628	0.72%	3.12%
9/30/19	10.21	0.29	0.08	0.37	(0.36)	—	(0.36)	10.22	3.76%	31,270	0.73%	2.83%
9/30/18	10.31	0.24	(0.10)	0.14	(0.24)	—	(0.24)	10.21	1.35%	34,342	0.69%	2.37%
9/30/17	10.30	0.19	0.04	0.23	(0.22)	—	(0.22)	10.31	2.24%	28,771	0.70%	1.89%
9/30/16	10.37	0.17	0.00[d]	0.17	(0.24)	—	(0.24)	10.30	1.69%	32,906	0.70%	1.66%
Class A
9/30/20	$ 10.14	$ 0.28	$ (0.21)	$ 0.07	$ (0.29)	$ —	$ (0.29)	$ 9.92	0.71%	$ 41,913	0.97%	2.87%
9/30/19	10.14	0.26	0.08	0.34	(0.34)	—	(0.34)	10.14	3.44%	55,315	0.98%	2.58%
9/30/18	10.24	0.21	(0.10)	0.11	(0.21)	—	(0.21)	10.14	1.10%	53,188	0.94%	2.11%
9/30/17	10.23	0.16	0.04	0.20	(0.19)	—	(0.19)	10.24	2.00%	50,893	0.95%	1.62%
9/30/16	10.30	0.14	0.00[d]	0.14	(0.21)	—	(0.21)	10.23	1.49%	87,598	0.95%	1.42%
Class R4
9/30/20	$ 10.27	$ 0.29	$ (0.21)	$ 0.08	$ (0.30)	$ —	$ (0.30)	$ 10.05	0.79%	$ 11,525	0.87%	2.96%
9/30/19	10.26	0.27	0.08	0.35	(0.34)	—	(0.34)	10.27	3.57%	12,494	0.88%	2.67%
9/30/18	10.36	0.23	(0.11)	0.12	(0.22)	—	(0.22)	10.26	1.21%	13,691	0.84%	2.21%
9/30/17	10.36	0.18	0.03	0.21	(0.21)	—	(0.21)	10.36	2.05%	13,693	0.85%	1.75%
9/30/16	10.45	0.16	0.00[d]	0.16	(0.25)	—	(0.25)	10.36	1.59%	9,446	0.85%	1.53%
Class R3
9/30/20	$ 10.20	$ 0.27	$ (0.22)	$ 0.05	$ (0.27)	$ —	$ (0.27)	$ 9.98	0.53%	$ 7,737	1.12%	2.72%
9/30/19	10.20	0.24	0.09	0.33	(0.33)	—	(0.33)	10.20	3.29%	7,040	1.13%	2.43%
9/30/18	10.30	0.20	(0.10)	0.10	(0.20)	—	(0.20)	10.20	0.97%	7,980	1.09%	1.97%
9/30/17	10.31	0.15	0.03	0.18	(0.19)	—	(0.19)	10.30	1.79%	6,689	1.10%	1.50%
9/30/16	10.42	0.13	0.00[d]	0.13	(0.24)	—	(0.24)	10.31	1.27%	3,661	1.10%	1.29%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Class I
9/30/20	$ 10.59	$ 0.20	$ 0.83	$ 1.03	$ (0.22)	$ —	$ (0.22)	$11.40	9.93%	$176,809	0.47%	0.47%[n]	0.47%[n]	1.86%
9/30/19	10.24	0.25	0.42	0.67	(0.32)	—	(0.32)	10.59	6.80%	154,260	0.50%	0.49%	0.46%	2.40%
9/30/18	10.46	0.34	(0.26)	0.08	(0.30)	—	(0.30)	10.24	0.74%	133,153	1.74%	1.71%	0.45%	3.33%
9/30/17	10.79	0.23	(0.27)	(0.04)	(0.29)	—	(0.29)	10.46	(0.32%)	98,194	1.26%	1.23%	0.45%	2.24%
9/30/16	10.19	0.13	0.59	0.72	(0.12)	—	(0.12)	10.79	7.16%	122,515	0.91%	0.90%	0.46%	1.23%
Class R5
9/30/20	$ 10.59	$ 0.19	$ 0.84	$ 1.03	$ (0.21)	$ —	$ (0.21)	$11.41	9.92%	$ 86,369	0.57%	0.57%[n]	0.57%[n]	1.75%
9/30/19	10.24	0.24	0.42	0.66	(0.31)	—	(0.31)	10.59	6.68%	73,365	0.60%	0.59%	0.56%	2.30%
9/30/18	10.46	0.34	(0.27)	0.07	(0.29)	—	(0.29)	10.24	0.63%	60,121	1.84%	1.81%	0.55%	3.29%
9/30/17	10.80	0.22	(0.28)	(0.06)	(0.28)	—	(0.28)	10.46	(0.51%)	60,155	1.36%	1.33%	0.55%	2.07%
9/30/16	10.19	0.13	0.59	0.72	(0.11)	—	(0.11)	10.80	7.14%	65,361	1.01%	1.00%	0.56%	1.22%
Service Class
9/30/20	$ 10.55	$ 0.18	$ 0.84	$ 1.02	$ (0.20)	$ —	$ (0.20)	$11.37	9.82%	$ 54,729	0.67%	0.67%[n]	0.67%[n]	1.66%
9/30/19	10.20	0.22	0.43	0.65	(0.30)	—	(0.30)	10.55	6.60%	50,873	0.71%	0.70%	0.67%	2.17%
9/30/18	10.42	0.32	(0.27)	0.05	(0.27)	—	(0.27)	10.20	0.51%	50,449	1.94%	1.91%	0.65%	3.16%
9/30/17	10.76	0.21	(0.29)	(0.08)	(0.26)	—	(0.26)	10.42	(0.63%)	57,719	1.46%	1.43%	0.65%	2.00%
9/30/16	10.16	0.10	0.60	0.70	(0.10)	—	(0.10)	10.76	6.96%	71,040	1.11%	1.10%	0.66%	0.95%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	110%	42%	62%	25%	46%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Administrative Class
9/30/20	$ 10.66	$ 0.17	$ 0.85	$ 1.02	$ (0.19)	$ —	$ (0.19)	$11.49	9.70%	$15,288	0.77%	0.77%[n]	0.77%[n]	1.56%
9/30/19	10.30	0.21	0.44	0.65	(0.29)	—	(0.29)	10.66	6.53%	16,168	0.80%	0.79%	0.76%	2.03%
9/30/18	10.53	0.31	(0.28)	0.03	(0.26)	—	(0.26)	10.30	0.31%	14,744	2.04%	2.01%	0.75%	3.02%
9/30/17	10.86	0.20	(0.27)	(0.07)	(0.26)	—	(0.26)	10.53	(0.58%)	14,519	1.56%	1.53%	0.75%	1.94%
9/30/16	10.26	0.10	0.59	0.69	(0.09)	—	(0.09)	10.86	6.80%	14,408	1.21%	1.20%	0.76%	0.96%
Class A
9/30/20	$ 10.39	$ 0.14	$ 0.82	$ 0.96	$ (0.16)	$ —	$ (0.16)	$11.19	9.42%	$22,018	1.02%	1.02%[n]	1.02%[n]	1.30%
9/30/19	10.05	0.18	0.42	0.60	(0.26)	—	(0.26)	10.39	6.16%	16,136	1.06%	1.05%	1.02%	1.78%
9/30/18	10.27	0.28	(0.26)	0.02	(0.24)	—	(0.24)	10.05	0.16%	20,582	2.29%	2.26%	1.00%	2.80%
9/30/17	10.60	0.17	(0.27)	(0.10)	(0.23)	—	(0.23)	10.27	(0.92%)	22,180	1.81%	1.78%	1.00%	1.67%
9/30/16	10.00	0.08	0.58	0.66	(0.06)	—	(0.06)	10.60	6.65%	23,476	1.46%	1.45%	1.01%	0.76%
Class R4
9/30/20	$ 10.33	$ 0.15	$ 0.82	$ 0.97	$ (0.18)	$ —	$ (0.18)	$11.12	9.51%	$ 4,358	0.92%	0.92%[n]	0.92%[n]	1.40%
9/30/19	10.00	0.19	0.42	0.61	(0.28)	—	(0.28)	10.33	6.27%	6,949	0.96%	0.95%	0.92%	1.95%
9/30/18	10.22	0.29	(0.26)	0.03	(0.25)	—	(0.25)	10.00	0.31%	6,840	2.19%	2.16%	0.90%	2.87%
9/30/17	10.57	0.18	(0.28)	(0.10)	(0.25)	—	(0.25)	10.22	(0.84%)	6,231	1.71%	1.68%	0.90%	1.78%
9/30/16	10.00	0.12	0.55	0.67	(0.10)	—	(0.10)	10.57	6.77%	5,352	1.36%	1.35%	0.91%	1.21%
Class R3
9/30/20	$ 10.33	$ 0.12	$ 0.82	$ 0.94	$ (0.15)	$ —	$ (0.15)	$11.12	9.20%	$ 3,256	1.17%	1.17%[n]	1.17%[n]	1.16%
9/30/19	9.99	0.17	0.41	0.58	(0.24)	—	(0.24)	10.33	6.03%	4,297	1.21%	1.20%	1.17%	1.68%
9/30/18	10.22	0.27	(0.27)	0.00[d]	(0.23)	—	(0.23)	9.99	0.03%	4,569	2.44%	2.41%	1.15%	2.69%
9/30/17	10.57	0.16	(0.27)	(0.11)	(0.24)	—	(0.24)	10.22	(1.00%)	4,686	1.97%	1.94%	1.16%	1.54%
9/30/16	10.01	0.15	0.48	0.63	(0.07)	—	(0.07)	10.57	6.37%	2,792	1.61%	1.60%	1.16%	1.46%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.33	$ 0.37	$ 0.32	$ 0.69	$ (0.38)	$ —	$ (0.38)	$11.64	6.28%	$ 786,360	0.42%	3.27%
9/30/19	10.66	0.37	0.66	1.03	(0.36)	—	(0.36)	11.33	9.98%	847,736	0.43%	3.42%
9/30/18	11.04	0.34	(0.39)	(0.05)	(0.33)	—	(0.33)	10.66	(0.46%)	695,501	0.42%	3.19%
9/30/17	11.26	0.29	(0.15)	0.14	(0.36)	—	(0.36)	11.04	1.41%	546,975	0.42%	2.70%
9/30/16	11.27	0.29	0.19	0.48	(0.34)	(0.15)	(0.49)	11.26	4.54%	501,737	0.42%	2.59%
Class R5
9/30/20	$ 11.37	$ 0.36	$ 0.32	$ 0.68	$ (0.37)	$ —	$ (0.37)	$11.68	6.16%	$ 316,359	0.52%	3.17%
9/30/19	10.69	0.36	0.67	1.03	(0.35)	—	(0.35)	11.37	9.92%	317,805	0.53%	3.32%
9/30/18	11.07	0.33	(0.39)	(0.06)	(0.32)	—	(0.32)	10.69	(0.57%)	294,370	0.52%	3.07%
9/30/17	11.29	0.28	(0.15)	0.13	(0.35)	—	(0.35)	11.07	1.30%	358,319	0.52%	2.58%
9/30/16	11.30	0.28	0.19	0.47	(0.33)	(0.15)	(0.48)	11.29	4.40%	408,472	0.52%	2.49%
Service Class
9/30/20	$ 11.29	$ 0.35	$ 0.31	$ 0.66	$ (0.35)	$ —	$ (0.35)	$11.60	6.06%	$ 83,876	0.62%	3.08%
9/30/19	10.63	0.35	0.64	0.99	(0.33)	—	(0.33)	11.29	9.67%	86,988	0.63%	3.22%
9/30/18	11.01	0.32	(0.39)	(0.07)	(0.31)	—	(0.31)	10.63	(0.66%)	101,502	0.62%	2.98%
9/30/17	11.22	0.27	(0.15)	0.12	(0.33)	—	(0.33)	11.01	1.24%	100,903	0.62%	2.51%
9/30/16	11.23	0.26	0.20	0.46	(0.32)	(0.15)	(0.47)	11.22	4.34%	91,885	0.62%	2.40%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	231%	261%	140%	213%	330%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 11.21	$ 0.33	$ 0.32	$ 0.65	$ (0.35)	$ —	$ (0.35)	$ 11.51	5.94%	$ 76,597	0.72%	2.97%
9/30/19	10.55	0.33	0.66	0.99	(0.33)	—	(0.33)	11.21	9.65%	67,239	0.73%	3.13%
9/30/18	10.92	0.31	(0.38)	(0.07)	(0.30)	—	(0.30)	10.55	(0.70%)	69,478	0.72%	2.88%
9/30/17	11.14	0.26	(0.15)	0.11	(0.33)	—	(0.33)	10.92	1.11%	71,425	0.72%	2.38%
9/30/16	11.16	0.25	0.19	0.44	(0.31)	(0.15)	(0.46)	11.14	4.19%	85,249	0.72%	2.29%
Class A
9/30/20	$ 11.10	$ 0.30	$ 0.32	$ 0.62	$ (0.32)	$ —	$ (0.32)	$ 11.40	5.70%	$ 58,572	0.97%	2.72%
9/30/19	10.45	0.30	0.65	0.95	(0.30)	—	(0.30)	11.10	9.32%	97,070	0.98%	2.87%
9/30/18	10.82	0.28	(0.38)	(0.10)	(0.27)	—	(0.27)	10.45	(1.00%)	106,562	0.97%	2.63%
9/30/17	11.03	0.23	(0.15)	0.08	(0.29)	—	(0.29)	10.82	0.87%	114,317	0.97%	2.13%
9/30/16	11.04	0.22	0.20	0.42	(0.28)	(0.15)	(0.43)	11.03	4.01%	150,014	0.97%	2.04%
Class R4
9/30/20	$ 11.04	$ 0.31	$ 0.31	$ 0.62	$ (0.33)	$ —	$ (0.33)	$ 11.33	5.80%	$ 10,444	0.87%	2.80%
9/30/19	10.39	0.31	0.64	0.95	(0.30)	—	(0.30)	11.04	9.47%	14,011	0.88%	2.98%
9/30/18	10.78	0.29	(0.39)	(0.10)	(0.29)	—	(0.29)	10.39	(0.97%)	10,624	0.87%	2.72%
9/30/17	11.00	0.24	(0.14)	0.10	(0.32)	—	(0.32)	10.78	1.03%	14,811	0.87%	2.23%
9/30/16	11.03	0.23	0.19	0.42	(0.30)	(0.15)	(0.45)	11.00	4.09%	14,906	0.87%	2.14%
Class R3
9/30/20	$ 11.34	$ 0.29	$ 0.32	$ 0.61	$ (0.32)	$ —	$ (0.32)	$ 11.63	5.54%	$ 867	1.12%	2.57%
9/30/19	10.67	0.29	0.67	0.96	(0.29)	—	(0.29)	11.34	9.24%	1,225	1.13%	2.72%
9/30/18	11.02	0.27	(0.39)	(0.12)	(0.23)	—	(0.23)	10.67	(1.13%)	803	1.12%	2.49%
9/30/17	11.25	0.22	(0.16)	0.06	(0.29)	—	(0.29)	11.02	0.64%	828	1.12%	1.99%
9/30/16	11.25	0.21	0.20	0.41	(0.26)	(0.15)	(0.41)	11.25	3.89%	783	1.12%	1.89%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.28	$ 0.39	$ 0.20	$ 0.59	$ (0.36)	$ (0.00)[d]	$ (0.36)	$ 11.51	5.43%	$ 97,183	0.51%	N/A	3.54%
9/30/19	10.59	0.38	0.64	1.02	(0.33)	—	(0.33)	11.28	9.98%	60,965	0.55%	0.55%[n]	3.54%
9/30/18	10.97	0.35	(0.41)	(0.06)	(0.32)	—	(0.32)	10.59	(0.55%)	21,746	0.50%	0.50%[n]	3.33%
9/30/17	11.01	0.31	(0.09)	0.22	(0.26)	—	(0.26)	10.97	2.16%	27,548	0.51%	0.51%[n]	2.87%
9/30/16	10.73	0.28	0.31	0.59	(0.26)	(0.05)	(0.31)	11.01	5.71%	20,147	0.53%	0.52%	2.60%
Class R5
9/30/20	$ 10.40	$ 0.35	$ 0.18	$ 0.53	$ (0.35)	$ (0.00)[d]	$ (0.35)	$ 10.58	5.30%	$ 78,289	0.61%	N/A	3.46%
9/30/19	9.78	0.34	0.60	0.94	(0.32)	—	(0.32)	10.40	9.99%	109,659	0.65%	0.65%[n]	3.46%
9/30/18	10.16	0.32	(0.39)	(0.07)	(0.31)	—	(0.31)	9.78	(0.69%)	98,402	0.60%	0.60%[n]	3.24%
9/30/17	10.22	0.28	(0.09)	0.19	(0.25)	—	(0.25)	10.16	2.02%	88,740	0.61%	0.61%[n]	2.76%
9/30/16	9.98	0.25	0.29	0.54	(0.25)	(0.05)	(0.30)	10.22	5.63%	77,693	0.63%	0.62%	2.50%
Service Class
9/30/20	$ 10.54	$ 0.35	$ 0.18	$ 0.53	$ (0.34)	$ (0.00)[d]	$ (0.34)	$ 10.73	5.20%	$ 12,067	0.71%	N/A	3.36%
9/30/19	9.91	0.33	0.61	0.94	(0.31)	—	(0.31)	10.54	9.80%	12,976	0.75%	0.75%[n]	3.35%
9/30/18	10.28	0.31	(0.38)	(0.07)	(0.30)	—	(0.30)	9.91	(0.69%)	18,946	0.70%	0.70%[n]	3.14%
9/30/17	10.34	0.27	(0.09)	0.18	(0.24)	—	(0.24)	10.28	1.89%	16,047	0.71%	0.71%[n]	2.65%
9/30/16	10.09	0.24	0.30	0.54	(0.24)	(0.05)	(0.29)	10.34	5.53%	16,990	0.73%	0.72%	2.39%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	186%	236%	142%	207%	314%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 10.52	$ 0.34	$ 0.18	$ 0.52	$ (0.33)	$ (0.00)[d]	$ (0.33)	$ 10.71	5.10%	$ 17,108	0.81%	N/A	3.25%
9/30/19	9.88	0.32	0.62	0.94	(0.30)	—	(0.30)	10.52	9.79%	21,870	0.85%	0.85%[n]	3.25%
9/30/18	10.25	0.30	(0.38)	(0.08)	(0.29)	—	(0.29)	9.88	(0.83%)	27,039	0.80%	0.80%[n]	3.03%
9/30/17	10.31	0.26	(0.09)	0.17	(0.23)	—	(0.23)	10.25	1.78%	26,601	0.81%	0.81%[n]	2.54%
9/30/16	10.07	0.23	0.29	0.52	(0.23)	(0.05)	(0.28)	10.31	5.38%	34,731	0.83%	0.82%	2.29%
Class A
9/30/20	$ 10.48	$ 0.31	$ 0.20	$ 0.51	$ (0.30)	$ (0.00)[d]	$ (0.30)	$ 10.69	4.96%	$ 14,756	1.06%	N/A	2.99%
9/30/19	9.85	0.30	0.60	0.90	(0.27)	—	(0.27)	10.48	9.45%	28,973	1.10%	1.10%[n]	3.01%
9/30/18	10.23	0.28	(0.40)	(0.12)	(0.26)	—	(0.26)	9.85	(1.17%)	32,456	1.05%	1.05%[n]	2.78%
9/30/17	10.28	0.23	(0.07)	0.16	(0.21)	—	(0.21)	10.23	1.63%	34,137	1.06%	1.06%[n]	2.30%
9/30/16	10.04	0.20	0.29	0.49	(0.20)	(0.05)	(0.25)	10.28	5.06%	37,243	1.08%	1.07%	2.04%
Class R4
9/30/20	$ 10.38	$ 0.32	$ 0.19	$ 0.51	$ (0.32)	$ (0.00)[d]	$ (0.32)	$ 10.57	5.05%	$ 6,233	0.96%	N/A	3.10%
9/30/19	9.78	0.31	0.59	0.90	(0.30)	—	(0.30)	10.38	9.49%	6,925	1.00%	1.00%[n]	3.12%
9/30/18	10.16	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	9.78	(1.01%)	4,730	0.95%	0.95%[n]	2.87%
9/30/17	10.22	0.24	(0.07)	0.17	(0.23)	—	(0.23)	10.16	1.77%	5,032	0.96%	0.96%[n]	2.41%
9/30/16	10.01	0.21	0.29	0.50	(0.24)	(0.05)	(0.29)	10.22	5.18%	3,765	0.98%	0.97%	2.15%
Class R3
9/30/20	$ 10.34	$ 0.29	$ 0.17	$ 0.46	$ (0.27)	$ (0.00)[d]	$ (0.27)	$ 10.53	4.61%	$ 3,881	1.21%	N/A	2.85%
9/30/19	9.72	0.28	0.60	0.88	(0.26)	—	(0.26)	10.34	9.35%	3,553	1.25%	1.25%[n]	2.85%
9/30/18	10.10	0.26	(0.38)	(0.12)	(0.26)	—	(0.26)	9.72	(1.24%)	4,530	1.20%	1.20%[n]	2.64%
9/30/17	10.19	0.22	(0.09)	0.13	(0.22)	—	(0.22)	10.10	1.41%	3,869	1.21%	1.21%[n]	2.18%
9/30/16	9.99	0.19	0.29	0.48	(0.23)	(0.05)	(0.28)	10.19	4.94%	2,592	1.23%	1.22%	1.95%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 9.21	$ 0.50	$ (0.52)	$ (0.02)	$ (0.56)	$ —	$ (0.56)	$ 8.63	(0.28%)	$ 375,807	0.53%	N/A	5.79%
9/30/19	9.27	0.56	(0.10)	0.46	(0.52)	—	(0.52)	9.21	5.45%	326,836	0.54%	0.54%[n]	6.31%
9/30/18	9.62	0.58	(0.33)	0.25	(0.60)	—	(0.60)	9.27	2.78%	382,927	0.54%	0.54%[n]	6.32%
9/30/17	9.29	0.62	0.28	0.90	(0.57)	—	(0.57)	9.62	10.22%	242,645	0.54%	0.54%[n]	6.63%
9/30/16	8.98	0.62	0.28	0.90	(0.59)	—	(0.59)	9.29	10.86%	220,759	0.57%	0.55%	7.05%
Class R5
9/30/20	$ 9.25	$ 0.49	$ (0.51)	$ (0.02)	$ (0.55)	$ —	$ (0.55)	$ 8.68	(0.28%)	$ 49,116	0.63%	N/A	5.69%
9/30/19	9.31	0.56	(0.11)	0.45	(0.51)	—	(0.51)	9.25	5.29%	41,369	0.64%	0.64%[n]	6.23%
9/30/18	9.66	0.57	(0.33)	0.24	(0.59)	—	(0.59)	9.31	2.65%	43,613	0.64%	0.64%[n]	6.20%
9/30/17	9.33	0.61	0.28	0.89	(0.56)	—	(0.56)	9.66	10.08%	55,628	0.64%	0.64%[n]	6.54%
9/30/16	9.02	0.61	0.28	0.89	(0.58)	—	(0.58)	9.33	10.68%	45,867	0.67%	0.65%	6.93%
Service Class
9/30/20	$ 9.25	$ 0.48	$ (0.52)	$ (0.04)	$ (0.54)	$ —	$ (0.54)	$ 8.67	(0.48%)	$ 33,897	0.73%	N/A	5.58%
9/30/19	9.31	0.55	(0.11)	0.44	(0.50)	—	(0.50)	9.25	5.20%	49,174	0.74%	0.74%[n]	6.13%
9/30/18	9.66	0.56	(0.33)	0.23	(0.58)	—	(0.58)	9.31	2.55%	45,296	0.74%	0.74%[n]	6.11%
9/30/17	9.33	0.60	0.28	0.88	(0.55)	—	(0.55)	9.66	9.93%	49,581	0.74%	0.74%[n]	6.45%
9/30/16	9.01	0.60	0.29	0.89	(0.57)	—	(0.57)	9.33	10.70%	59,787	0.77%	0.75%	6.83%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	79%	54%	38%	70%	50%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 9.10	$ 0.47	$ (0.51)	$ (0.04)	$ (0.53)	$ —	$ (0.53)	$ 8.53	(0.55%)	$ 23,549	0.83%	N/A	5.49%
9/30/19	9.16	0.53	(0.10)	0.43	(0.49)	—	(0.49)	9.10	5.13%	25,980	0.84%	0.84%[n]	6.03%
9/30/18	9.51	0.55	(0.33)	0.22	(0.57)	—	(0.57)	9.16	2.49%	31,250	0.84%	0.84%[n]	6.01%
9/30/17	9.20	0.58	0.28	0.86	(0.55)	—	(0.55)	9.51	9.79%	32,889	0.84%	0.84%[n]	6.34%
9/30/16	8.89	0.58	0.29	0.87	(0.56)	—	(0.56)	9.20	10.63%	28,948	0.87%	0.85%	6.74%
Class A
9/30/20	$ 9.07	$ 0.44	$ (0.50)	$ (0.06)	$ (0.52)	$ —	$ (0.52)	$ 8.49	(0.81%)	$ 24,556	1.08%	N/A	5.24%
9/30/19	9.13	0.51	(0.10)	0.41	(0.47)	—	(0.47)	9.07	4.89%	31,392	1.09%	1.09%[n]	5.77%
9/30/18	9.49	0.52	(0.33)	0.19	(0.55)	—	(0.55)	9.13	2.10%	27,393	1.09%	1.09%[n]	5.76%
9/30/17	9.17	0.56	0.28	0.84	(0.52)	—	(0.52)	9.49	9.63%	29,357	1.09%	1.09%[n]	6.09%
9/30/16	8.86	0.56	0.29	0.85	(0.54)	—	(0.54)	9.17	10.31%	29,055	1.12%	1.10%	6.49%
Class R4
9/30/20	$ 8.97	$ 0.45	$ (0.51)	$ (0.06)	$ (0.53)	$ —	$ (0.53)	$ 8.38	(0.75%)	$ 40,160	0.98%	N/A	5.34%
9/30/19	9.04	0.51	(0.10)	0.41	(0.48)	—	(0.48)	8.97	4.97%	47,055	0.99%	0.99%[n]	5.88%
9/30/18	9.40	0.53	(0.33)	0.20	(0.56)	—	(0.56)	9.04	2.30%	35,011	0.99%	0.99%[n]	5.87%
9/30/17	9.11	0.56	0.28	0.84	(0.55)	—	(0.55)	9.40	9.66%	30,611	0.99%	0.99%[n]	6.18%
9/30/16	8.84	0.57	0.28	0.85	(0.58)	—	(0.58)	9.11	10.44%	18,428	1.02%	1.00%	6.66%
Class R3
9/30/20	$ 9.17	$ 0.44	$ (0.52)	$ (0.08)	$ (0.49)	$ —	$ (0.49)	$ 8.60	(0.96%)	$ 35,047	1.23%	N/A	5.09%
9/30/19	9.23	0.50	(0.10)	0.40	(0.46)	—	(0.46)	9.17	4.71%	42,509	1.24%	1.24%[n]	5.63%
9/30/18	9.60	0.51	(0.33)	0.18	(0.55)	—	(0.55)	9.23	2.04%	44,944	1.24%	1.24%[n]	5.62%
9/30/17	9.29	0.55	0.29	0.84	(0.53)	—	(0.53)	9.60	9.43%	36,626	1.24%	1.24%[n]	5.93%
9/30/16	9.01	0.56	0.28	0.84	(0.56)	—	(0.56)	9.29	10.12%	13,928	1.27%	1.25%	6.38%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.07	$ 0.21	$ 0.90	$ 1.11	$ (0.27)	$ (0.51)	$ (0.78)	$ 12.40	9.49%	$ 42,455	0.71%	N/A	1.75%
9/30/19	12.86	0.24	(0.09)aa	0.15	(0.22)	(0.72)	(0.94)	12.07	1.91%	31,567	0.76%	0.74%	2.06%
9/30/18	12.53	0.22	1.02	1.24	(0.24)	(0.67)	(0.91)	12.86	10.21%	11,637	0.70%	0.60%	1.79%
9/30/17	11.32	0.21	1.28	1.49	(0.22)	(0.06)	(0.28)	12.53	13.39%	8,270	0.68%	0.60%	1.76%
9/30/16	11.48	0.22	0.84	1.06	(0.29)	(0.93)	(1.22)	11.32	9.96%	967	0.68%	0.60%	1.98%
Class R5
9/30/20	$ 12.07	$ 0.20	$ 0.89	$ 1.09	$ (0.26)	$ (0.51)	$ (0.77)	$ 12.39	9.29%	$ 42,199	0.81%	N/A	1.66%
9/30/19	12.85	0.23	(0.09)aa	0.14	(0.20)	(0.72)	(0.92)	12.07	1.88%	45,321	0.86%	0.83%	1.94%
9/30/18	12.53	0.21	1.01	1.22	(0.23)	(0.67)	(0.90)	12.85	10.01%	45,211	0.80%	0.70%	1.67%
9/30/17	11.32	0.20	1.28	1.48	(0.21)	(0.06)	(0.27)	12.53	13.27%	49,381	0.78%	0.70%	1.66%
9/30/16	11.48	0.21	0.84	1.05	(0.28)	(0.93)	(1.21)	11.32	9.82%	53,727	0.78%	0.70%	1.87%
Service Class
9/30/20	$ 12.73	$ 0.19	$ 0.95	$ 1.14	$ (0.24)	$ (0.51)	$ (0.75)	$ 13.12	9.22%	$ 8,637	0.91%	N/A	1.56%
9/30/19	13.50	0.23	(0.09)aa	0.14	(0.19)	(0.72)	(0.91)	12.73	1.73%	6,045	0.96%	0.92%	1.84%
9/30/18	13.11	0.21	1.06	1.27	(0.21)	(0.67)	(0.88)	13.50	9.94%	7,243	0.90%	0.80%	1.58%
9/30/17	11.83	0.19	1.34	1.53	(0.19)	(0.06)	(0.25)	13.11	13.11%	6,978	0.88%	0.80%	1.54%
9/30/16	11.94	0.20	0.89	1.09	(0.27)	(0.93)	(1.20)	11.83	9.76%	14,130	0.88%	0.80%	1.87%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	113%	161%	77%	108%	176%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.11	$ 0.17	$ 0.90	$ 1.07	$ (0.23)	$ (0.51)	$ (0.74)	$ 12.44	9.13%	$ 5,849	1.01%	N/A	1.44%
9/30/19	12.89	0.20	(0.09)aa	0.11	(0.17)	(0.72)	(0.89)	12.11	1.62%	6,981	1.06%	1.02%	1.73%
9/30/18	12.55	0.18	1.02	1.20	(0.19)	(0.67)	(0.86)	12.89	9.88%	8,129	1.00%	0.90%	1.47%
9/30/17	11.35	0.17	1.28	1.45	(0.19)	(0.06)	(0.25)	12.55	13.01%	9,413	0.98%	0.90%	1.46%
9/30/16	11.51	0.19	0.84	1.03	(0.26)	(0.93)	(1.19)	11.35	9.59%	9,751	0.98%	0.90%	1.68%
Class A
9/30/20	$ 11.74	$ 0.14	$ 0.86	$ 1.00	$ (0.20)	$ (0.51)	$ (0.71)	$ 12.03	8.80%	$ 26,626	1.26%	N/A	1.21%
9/30/19	12.51	0.17	(0.08)aa	0.09	(0.14)	(0.72)	(0.86)	11.74	1.44%	26,981	1.31%	1.27%	1.49%
9/30/18	12.22	0.15	0.98	1.13	(0.17)	(0.67)	(0.84)	12.51	9.48%	30,517	1.25%	1.15%	1.22%
9/30/17	11.05	0.14	1.25	1.39	(0.16)	(0.06)	(0.22)	12.22	12.78%	32,637	1.23%	1.15%	1.21%
9/30/16	11.22	0.15	0.83	0.98	(0.22)	(0.93)	(1.15)	11.05	9.38%	30,781	1.23%	1.15%	1.42%
Class R4
9/30/20	$ 11.64	$ 0.15	$ 0.86	$ 1.01	$ (0.22)	$ (0.51)	$ (0.73)	$ 11.92	8.94%	$ 2,994	1.16%	N/A	1.31%
9/30/19	12.42	0.18	(0.08)aa	0.10	(0.16)	(0.72)	(0.88)	11.64	1.52%	2,853	1.21%	1.17%	1.59%
9/30/18	12.15	0.16	0.97	1.13	(0.19)	(0.67)	(0.86)	12.42	9.58%	3,499	1.15%	1.05%	1.34%
9/30/17	10.99	0.15	1.24	1.39	(0.17)	(0.06)	(0.23)	12.15	12.88%	2,822	1.13%	1.05%	1.32%
9/30/16	11.20	0.16	0.83	0.99	(0.27)	(0.93)	(1.20)	10.99	9.51%	2,373	1.13%	1.05%	1.54%
Class R3
9/30/20	$ 11.57	$ 0.12	$ 0.85	$ 0.97	$ (0.18)	$ (0.51)	$ (0.69)	$ 11.85	8.66%	$ 7,503	1.41%	N/A	1.06%
9/30/19	12.36	0.15	(0.08)aa	0.07	(0.14)	(0.72)	(0.86)	11.57	1.27%	7,236	1.46%	1.42%	1.35%
9/30/18	12.09	0.13	0.97	1.10	(0.16)	(0.67)	(0.83)	12.36	9.32%	8,002	1.40%	1.30%	1.08%
9/30/17	10.95	0.12	1.24	1.36	(0.16)	(0.06)	(0.22)	12.09	12.58%	7,251	1.38%	1.30%	1.08%
9/30/16	11.18	0.14	0.82	0.96	(0.26)	(0.93)	(1.19)	10.95	9.29%	5,002	1.38%	1.30%	1.31%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 13.98	$ 0.28	$ (1.16)	$ (0.88)	$ (0.31)	$ (0.71)	$ (1.02)	$ 12.08	(7.26%)	$ 20,650	0.72%	2.20%
9/30/19	17.06	0.28	(0.76)	(0.48)	(0.40)	(2.20)	(2.60)	13.98	(1.20%)	16,781	0.64%	2.03%
9/30/18	17.67	0.29	1.28	1.57	(0.36)	(1.82)	(2.18)	17.06	9.34%	19,546	0.57%	1.74%
9/30/17	16.05	0.31	2.40	2.71	(0.53)	(0.56)	(1.09)	17.67	17.36%	79,531	0.57%	1.87%
9/30/16	14.75	0.35	1.56	1.91	(0.32)	(0.29)	(0.61)	16.05	13.26%	73,202	0.53%	2.29%
Class R5
9/30/20	$ 14.01	$ 0.27	$ (1.17)	$ (0.90)	$ (0.29)	$ (0.71)	$ (1.00)	$ 12.11	(7.34%)	$ 32,418	0.82%	2.10%
9/30/19	17.09	0.27	(0.76)	(0.49)	(0.39)	(2.20)	(2.59)	14.01	(1.32%)	53,709	0.74%	1.92%
9/30/18	17.69	0.28	1.28	1.56	(0.34)	(1.82)	(2.16)	17.09	9.27%	59,987	0.67%	1.65%
9/30/17	16.06	0.30	2.40	2.70	(0.51)	(0.56)	(1.07)	17.69	17.31%	46,583	0.67%	1.78%
9/30/16	14.76	0.34	1.55	1.89	(0.30)	(0.29)	(0.59)	16.06	13.11%	46,644	0.63%	2.22%
Service Class
9/30/20	$ 13.88	$ 0.25	$ (1.16)	$ (0.91)	$ (0.26)	$ (0.71)	$ (0.97)	$ 12.00	(7.46%)	$ 11,618	0.92%	1.98%
9/30/19	16.95	0.25	(0.76)	(0.51)	(0.36)	(2.20)	(2.56)	13.88	(1.43%)	20,401	0.84%	1.82%
9/30/18	17.57	0.26	1.26	1.52	(0.32)	(1.82)	(2.14)	16.95	9.10%	50,102	0.77%	1.55%
9/30/17	15.95	0.28	2.39	2.67	(0.49)	(0.56)	(1.05)	17.57	17.19%	49,413	0.77%	1.65%
9/30/16	14.66	0.32	1.55	1.87	(0.29)	(0.29)	(0.58)	15.95	13.03%	64,634	0.73%	2.12%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	57%	53%	80%	102%	109%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 14.20	$ 0.24	$ (1.20)	$ (0.96)	$ (0.25)	$ (0.71)	$ (0.96)	$ 12.28	(7.62%)	$ 4,214	1.02%	1.88%
9/30/19	17.27	0.25	(0.76)	(0.51)	(0.36)	(2.20)	(2.56)	14.20	(1.46%)	5,731	0.94%	1.72%
9/30/18	17.86	0.25	1.29	1.54	(0.31)	(1.82)	(2.13)	17.27	9.02%	9,147	0.87%	1.46%
9/30/17	16.21	0.27	2.41	2.68	(0.47)	(0.56)	(1.03)	17.86	17.01%	5,970	0.87%	1.57%
9/30/16	14.88	0.31	1.58	1.89	(0.27)	(0.29)	(0.56)	16.21	12.97%	5,801	0.83%	2.00%
Class A
9/30/20	$ 13.73	$ 0.21	$ (1.15)	$ (0.94)	$ (0.23)	$ (0.71)	$ (0.94)	$ 11.85	(7.77%)	$ 5,569	1.27%	1.66%
9/30/19	16.78	0.20	(0.74)	(0.54)	(0.31)	(2.20)	(2.51)	13.73	(1.75%)	6,012	1.19%	1.48%
9/30/18	17.39	0.20	1.25	1.45	(0.24)	(1.82)	(2.06)	16.78	8.74%	8,886	1.12%	1.20%
9/30/17	15.82	0.22	2.36	2.58	(0.45)	(0.56)	(1.01)	17.39	16.74%	9,120	1.12%	1.32%
9/30/16	14.53	0.27	1.53	1.80	(0.22)	(0.29)	(0.51)	15.82	12.65%	10,415	1.08%	1.78%
Class R4
9/30/20	$ 13.63	$ 0.21	$ (1.13)	$ (0.92)	$ (0.24)	$ (0.71)	$ (0.95)	$ 11.76	(7.70%)	$ 2,707	1.17%	1.73%
9/30/19	16.67	0.22	(0.75)	(0.53)	(0.31)	(2.20)	(2.51)	13.63	(1.65%)	4,039	1.09%	1.58%
9/30/18	17.32	0.22	1.24	1.46	(0.29)	(1.82)	(2.11)	16.67	8.84%	6,428	1.02%	1.30%
9/30/17	15.77	0.24	2.36	2.60	(0.49)	(0.56)	(1.05)	17.32	16.94%	10,139	1.02%	1.43%
9/30/16	14.51	0.28	1.53	1.81	(0.26)	(0.29)	(0.55)	15.77	12.75%	4,127	0.98%	1.90%
Class R3
9/30/20	$ 13.85	$ 0.19	$ (1.17)	$ (0.98)	$ (0.21)	$ (0.71)	$ (0.92)	$ 11.95	(7.98%)	$ 3,988	1.42%	1.50%
9/30/19	16.90	0.18	(0.74)	(0.56)	(0.29)	(2.20)	(2.49)	13.85	(1.85%)	4,346	1.34%	1.33%
9/30/18	17.56	0.18	1.25	1.43	(0.27)	(1.82)	(2.09)	16.90	8.53%	4,196	1.27%	1.05%
9/30/17	15.92	0.20	2.38	2.58	(0.38)	(0.56)	(0.94)	17.56	16.62%	3,820	1.27%	1.18%
9/30/16	14.62	0.25	1.54	1.79	(0.20)	(0.29)	(0.49)	15.92	12.49%	648	1.23%	1.66%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.07	$ 0.11	$ 1.19	$ 1.30	$ (0.13)	$ (0.96)	$ (1.09)	$ 11.28	12.22%	$ 30,273	0.74%	1.03%
9/30/19	12.04	0.14	0.30	0.44	(0.13)	(1.28)	(1.41)	11.07	5.60%	24,639	0.73%	1.29%
9/30/18	11.94	0.14	0.89	1.03	(0.14)	(0.79)	(0.93)	12.04	9.11%	24,123	0.71%	1.17%
9/30/17	10.42	0.16	1.81	1.97	(0.15)	(0.30)	(0.45)	11.94	19.50%	8,516	0.71%	1.40%
9/30/16	13.75	0.18	1.43	1.61	(0.22)	(4.72)	(4.94)	10.42	14.34%	739	0.72%	1.68%
Class R5
9/30/20	$ 11.06	$ 0.10	$ 1.18	$ 1.28	$ (0.11)	$ (0.96)	$ (1.07)	$ 11.27	12.10%	$ 45,358	0.84%	0.93%
9/30/19	12.03	0.13	0.29	0.42	(0.11)	(1.28)	(1.39)	11.06	5.47%	48,226	0.83%	1.19%
9/30/18	11.93	0.12	0.90	1.02	(0.13)	(0.79)	(0.92)	12.03	9.00%	67,695	0.81%	1.04%
9/30/17	10.41	0.15	1.81	1.96	(0.14)	(0.30)	(0.44)	11.93	19.40%	78,580	0.81%	1.36%
9/30/16	13.73	0.13	1.48	1.61	(0.21)	(4.72)	(4.93)	10.41	14.28%	73,380	0.82%	1.27%
Service Class
9/30/20	$ 11.50	$ 0.09	$ 1.22	$ 1.31	$ (0.10)	$ (0.96)	$ (1.06)	$ 11.75	11.88%	$ 182	0.94%	0.82%
9/30/19	12.44	0.12	0.32	0.44	(0.10)	(1.28)	(1.38)	11.50	5.38%	652	0.93%	1.08%
9/30/18	12.30	0.11	0.93	1.04	(0.11)	(0.79)	(0.90)	12.44	8.94%	738	0.91%	0.95%
9/30/17	10.71	0.15	1.85	2.00	(0.11)	(0.30)	(0.41)	12.30	19.21%	1,133	0.91%	1.28%
9/30/16	13.91	0.12	1.51	1.63	(0.11)	(4.72)	(4.83)	10.71	14.21%	1,979	0.92%	0.98%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	38%	55%	64%	35%	38%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 11.05	$ 0.08	$ 1.17	$ 1.25	$ (0.09)	$ (0.96)	$ (1.05)	$ 11.25	11.79%	$ 21,264	1.04%	0.73%
9/30/19	12.01	0.10	0.31	0.41	(0.09)	(1.28)	(1.37)	11.05	5.30%	24,458	1.03%	0.98%
9/30/18	11.91	0.10	0.89	0.99	(0.10)	(0.79)	(0.89)	12.01	8.79%	28,295	1.01%	0.84%
9/30/17	10.40	0.13	1.80	1.93	(0.12)	(0.30)	(0.42)	11.91	19.07%	30,996	1.01%	1.17%
9/30/16	13.71	0.11	1.48	1.59	(0.18)	(4.72)	(4.90)	10.40	14.11%	29,371	1.02%	1.05%
Class A
9/30/20	$ 10.86	$ 0.05	$ 1.15	$ 1.20	$ (0.06)	$ (0.96)	$ (1.02)	$ 11.04	11.53%	$ 12,086	1.29%	0.48%
9/30/19	11.83	0.08	0.29	0.37	(0.06)	(1.28)	(1.34)	10.86	5.01%	12,843	1.28%	0.74%
9/30/18	11.75	0.07	0.88	0.95	(0.08)	(0.79)	(0.87)	11.83	8.49%	14,495	1.26%	0.60%
9/30/17	10.26	0.10	1.79	1.89	(0.10)	(0.30)	(0.40)	11.75	18.88%	13,096	1.26%	0.90%
9/30/16	13.58	0.09	1.45	1.54	(0.14)	(4.72)	(4.86)	10.26	13.78%	11,877	1.27%	0.82%
Class R4
9/30/20	$ 10.77	$ 0.06	$ 1.15	$ 1.21	$ (0.08)	$ (0.96)	$ (1.04)	$ 10.94	11.68%	$ 6,418	1.19%	0.58%
9/30/19	11.75	0.09	0.29	0.38	(0.08)	(1.28)	(1.36)	10.77	5.08%	6,379	1.18%	0.83%
9/30/18	11.67	0.08	0.87	0.95	(0.08)	(0.79)	(0.87)	11.75	8.63%	6,394	1.16%	0.70%
9/30/17	10.22	0.11	1.78	1.89	(0.14)	(0.30)	(0.44)	11.67	19.02%	5,268	1.16%	0.99%
9/30/16	13.57	0.15	1.40	1.55	(0.18)	(4.72)	(4.90)	10.22	13.88%	3,421	1.17%	1.45%
Class R3
9/30/20	$ 10.88	$ 0.03	$ 1.16	$ 1.19	$ (0.04)	$ (0.96)	$ (1.00)	$ 11.07	11.41%	$ 1,219	1.44%	0.33%
9/30/19	11.85	0.06	0.30	0.36	(0.05)	(1.28)	(1.33)	10.88	4.87%	1,239	1.43%	0.61%
9/30/18	11.76	0.05	0.88	0.93	(0.05)	(0.79)	(0.84)	11.85	8.34%	1,813	1.41%	0.45%
9/30/17	10.30	0.08	1.79	1.87	(0.11)	(0.30)	(0.41)	11.76	18.69%	1,144	1.41%	0.74%
9/30/16	13.66	0.07	1.46	1.53	(0.17)	(4.72)	(4.89)	10.30	13.60%	802	1.42%	0.70%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 11.00	$ 0.09	$ 3.18	$ 3.27	$ (0.11)	$ (1.31)	$ (1.42)	$ 12.85	32.63%	$ 35,702	0.56%	0.77%
9/30/19	14.37	0.10	(0.47)	(0.37)	(0.15)	(2.85)	(3.00)	11.00	0.99%	28,367	0.55%	0.89%
9/30/18	13.13	0.10	2.81	2.91	(0.12)	(1.55)	(1.67)	14.37	23.95%	30,279	0.52%	0.78%
9/30/17	11.69	0.13	2.30	2.43	(0.17)	(0.82)	(0.99)	13.13	22.32%	113,313	0.53%	1.09%
9/30/16	11.37	0.14	1.17	1.31	(0.14)	(0.85)	(0.99)	11.69	11.94%	107,336	0.51%	1.22%
Class R5
9/30/20	$ 11.00	$ 0.07	$ 3.19	$ 3.26	$ (0.10)	$ (1.31)	$ (1.41)	$ 12.85	32.48%	$ 101,466	0.66%	0.67%
9/30/19	14.37	0.09	(0.48)	(0.39)	(0.13)	(2.85)	(2.98)	11.00	0.85%	100,651	0.65%	0.79%
9/30/18	13.14	0.09	2.80	2.89	(0.11)	(1.55)	(1.66)	14.37	23.72%	112,178	0.62%	0.69%
9/30/17	11.69	0.12	2.31	2.43	(0.16)	(0.82)	(0.98)	13.14	22.27%	87,103	0.63%	1.00%
9/30/16	11.38	0.13	1.16	1.29	(0.13)	(0.85)	(0.98)	11.69	11.70%	76,893	0.61%	1.12%
Service Class
9/30/20	$ 11.04	$ 0.06	$ 3.20	$ 3.26	$ (0.07)	$ (1.31)	$ (1.38)	$ 12.92	32.33%	$ 25,668	0.76%	0.57%
9/30/19	14.40	0.08	(0.47)	(0.39)	(0.12)	(2.85)	(2.97)	11.04	0.79%	31,895	0.75%	0.71%
9/30/18	13.17	0.08	2.80	2.88	(0.10)	(1.55)	(1.65)	14.40	23.54%	74,294	0.72%	0.59%
9/30/17	11.71	0.11	2.31	2.42	(0.14)	(0.82)	(0.96)	13.17	22.15%	73,755	0.73%	0.89%
9/30/16	11.40	0.12	1.16	1.28	(0.12)	(0.85)	(0.97)	11.71	11.58%	80,551	0.71%	1.02%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	50%	49%	73%	105%	124%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 11.19	$ 0.05	$ 3.25	$ 3.30	$ (0.08)	$ (1.31)	$ (1.39)	$ 13.10	32.19%	$ 36,957	0.86%	0.47%
9/30/19	14.55	0.07	(0.47)	(0.40)	(0.11)	(2.85)	(2.96)	11.19	0.66%	37,316	0.85%	0.60%
9/30/18	13.28	0.07	2.83	2.90	(0.08)	(1.55)	(1.63)	14.55	23.51%	42,622	0.82%	0.49%
9/30/17	11.81	0.09	2.34	2.43	(0.14)	(0.82)	(0.96)	13.28	21.95%	41,678	0.83%	0.78%
9/30/16	11.48	0.10	1.19	1.29	(0.11)	(0.85)	(0.96)	11.81	11.57%	38,399	0.81%	0.91%
Class A
9/30/20	$ 10.80	$ 0.02	$ 3.13	$ 3.15	$ (0.05)	$ (1.31)	$ (1.36)	$ 12.59	31.87%	$ 27,988	1.11%	0.22%
9/30/19	14.15	0.04	(0.47)	(0.43)	(0.07)	(2.85)	(2.92)	10.80	0.42%	29,210	1.10%	0.35%
9/30/18	12.95	0.03	2.77	2.80	(0.05)	(1.55)	(1.60)	14.15	23.22%	39,399	1.07%	0.24%
9/30/17	11.53	0.07	2.28	2.35	(0.11)	(0.82)	(0.93)	12.95	21.73%	36,625	1.08%	0.55%
9/30/16	11.23	0.07	1.15	1.22	(0.07)	(0.85)	(0.92)	11.53	11.23%	38,743	1.06%	0.67%
Class R4
9/30/20	$ 10.70	$ 0.03	$ 3.09	$ 3.12	$ (0.06)	$ (1.31)	$ (1.37)	$ 12.45	31.97%	$ 28,832	1.01%	0.31%
9/30/19	14.05	0.05	(0.46)	(0.41)	(0.09)	(2.85)	(2.94)	10.70	0.59%	24,049	1.00%	0.45%
9/30/18	12.89	0.04	2.74	2.78	(0.07)	(1.55)	(1.62)	14.05	23.26%	31,265	0.97%	0.34%
9/30/17	11.50	0.07	2.27	2.34	(0.13)	(0.82)	(0.95)	12.89	21.80%	26,809	0.98%	0.61%
9/30/16	11.23	0.08	1.16	1.24	(0.12)	(0.85)	(0.97)	11.50	11.38%	14,016	0.96%	0.75%
Class R3
9/30/20	$ 10.66	$ 0.01	$ 3.09	$ 3.10	$ (0.02)	$ (1.31)	$ (1.33)	$ 12.43	31.78%	$ 5,875	1.26%	0.05%
9/30/19	14.02	0.02	(0.47)	(0.45)	(0.06)	(2.85)	(2.91)	10.66	0.23%	6,015	1.25%	0.20%
9/30/18	12.86	0.01	2.74	2.75	(0.04)	(1.55)	(1.59)	14.02	23.01%	7,119	1.22%	0.10%
9/30/17	11.45	0.04	2.27	2.31	(0.08)	(0.82)	(0.90)	12.86	21.52%	4,310	1.23%	0.38%
9/30/16	11.21	0.06	1.14	1.20	(0.11)	(0.85)	(0.96)	11.45	11.01%	3,159	1.21%	0.55%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 13.72	$ 0.10	$ 0.27	$ 0.37	$ (0.06)	$ (0.07)	$ (0.13)	$ 13.96	2.62%	$ 39,988	0.69%	0.77%
9/30/19	16.47	0.11	(1.43)	(1.32)	(0.07)	(1.36)	(1.43)	13.72	(7.01%)	35,326	0.70%	0.82%
9/30/18	16.41	0.11	1.96	2.07	(0.07)	(1.94)	(2.01)	16.47	13.93%	40,439	0.69%	0.73%
9/30/17	13.81	0.11	3.01	3.12	(0.18)	(0.34)	(0.52)	16.41	23.05%	15,105	0.70%	0.75%
9/30/16	13.84	0.17	1.31	1.48	(0.12)	(1.39)	(1.51)	13.81	11.60%	3,642	0.71%	1.33%
Class R5
9/30/20	$ 13.69	$ 0.09	$ 0.27	$ 0.36	$ (0.05)	$ (0.07)	$ (0.12)	$ 13.93	2.56%	$ 92,440	0.79%	0.68%
9/30/19	16.44	0.10	(1.43)	(1.33)	(0.06)	(1.36)	(1.42)	13.69	(7.14%)	61,826	0.80%	0.71%
9/30/18	16.38	0.10	1.96	2.06	(0.06)	(1.94)	(2.00)	16.44	13.82%	77,025	0.79%	0.62%
9/30/17	13.78	0.10	3.00	3.10	(0.16)	(0.34)	(0.50)	16.38	22.99%	64,889	0.80%	0.63%
9/30/16	13.82	0.15	1.30	1.45	(0.10)	(1.39)	(1.49)	13.78	11.40%	61,310	0.81%	1.16%
Service Class
9/30/20	$ 13.66	$ 0.08	$ 0.25	$ 0.33	$ (0.03)	$ (0.07)	$ (0.10)	$ 13.89	2.37%	$ 17,146	0.89%	0.58%
9/30/19	16.39	0.08	(1.41)	(1.33)	(0.04)	(1.36)	(1.40)	13.66	(7.16%)	17,073	0.90%	0.61%
9/30/18	16.34	0.08	1.95	2.03	(0.04)	(1.94)	(1.98)	16.39	13.68%	18,192	0.89%	0.52%
9/30/17	13.75	0.08	3.00	3.08	(0.15)	(0.34)	(0.49)	16.34	22.87%	14,726	0.90%	0.54%
9/30/16	13.81	0.14	1.29	1.43	(0.10)	(1.39)	(1.49)	13.75	11.23%	13,313	0.91%	1.08%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	47%	34%	57%	62%	57%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 13.57	$ 0.06	$ 0.26	$ 0.32	$ (0.02)	$ (0.07)	$ (0.09)	$ 13.80	2.27%	$ 18,422	0.99%	0.48%
9/30/19	16.29	0.07	(1.41)	(1.34)	(0.02)	(1.36)	(1.38)	13.57	(7.28%)	20,377	1.00%	0.51%
9/30/18	16.25	0.07	1.94	2.01	(0.03)	(1.94)	(1.97)	16.29	13.59%	26,503	0.99%	0.42%
9/30/17	13.68	0.07	2.98	3.05	(0.14)	(0.34)	(0.48)	16.25	22.75%	23,967	1.00%	0.44%
9/30/16	13.72	0.12	1.29	1.41	(0.06)	(1.39)	(1.45)	13.68	11.17%	17,641	1.01%	0.94%
Class A
9/30/20	$ 13.21	$ 0.03	$ 0.25	$ 0.28	$ —	$ (0.07)	$ (0.07)	$ 13.42	2.07%	$ 42,491	1.24%	0.22%
9/30/19	15.92	0.03	(1.38)	(1.35)	—	(1.36)	(1.36)	13.21	(7.54%)	50,524	1.25%	0.26%
9/30/18	15.93	0.03	1.90	1.93	—	(1.94)	(1.94)	15.92	13.34%	69,157	1.24%	0.17%
9/30/17	13.42	0.03	2.92	2.95	(0.10)	(0.34)	(0.44)	15.93	22.42%	73,462	1.25%	0.19%
9/30/16	13.49	0.09	1.26	1.35	(0.03)	(1.39)	(1.42)	13.42	10.88%	69,495	1.26%	0.70%
Class R4
9/30/20	$ 13.12	$ 0.04	$ 0.25	$ 0.29	$ —	$ (0.07)	$ (0.07)	$ 13.34	2.16%	$ 9,413	1.14%	0.32%
9/30/19	15.81	0.05	(1.38)	(1.33)	(0.00)[d]	(1.36)	(1.36)	13.12	(7.43%)	10,591	1.15%	0.36%
9/30/18	15.83	0.04	1.89	1.93	(0.01)	(1.94)	(1.95)	15.81	13.42%	11,773	1.14%	0.26%
9/30/17	13.36	0.04	2.91	2.95	(0.14)	(0.34)	(0.48)	15.83	22.50%	9,717	1.15%	0.29%
9/30/16	13.48	0.10	1.27	1.37	(0.10)	(1.39)	(1.49)	13.36	11.06%	4,467	1.16%	0.75%
Class R3
9/30/20	$ 13.00	$ 0.01	$ 0.24	$ 0.25	$ —	$ (0.07)	$ (0.07)	$ 13.18	1.87%	$ 6,048	1.39%	0.07%
9/30/19	15.71	0.01	(1.36)	(1.35)	—	(1.36)	(1.36)	13.00	(7.66%)	8,551	1.40%	0.11%
9/30/18	15.77	0.00[d]	1.88	1.88	—	(1.94)	(1.94)	15.71	13.14%	10,564	1.39%	0.02%
9/30/17	13.32	0.01	2.89	2.90	(0.11)	(0.34)	(0.45)	15.77	22.19%	9,008	1.40%	0.04%
9/30/16	13.46	0.07	1.25	1.32	(0.07)	(1.39)	(1.46)	13.32	10.72%	5,524	1.41%	0.51%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.35	$ 0.00[d]	$ 2.81	$ 2.81	$ (0.09)	$ (0.03)	$ (0.12)	$ 15.04	22.90%	$ 75,893	0.85%	0.00%[e]
9/30/19	16.08	0.10	(0.83)	(0.73)	(0.11)	(2.89)	(3.00)	12.35	(1.93%)	70,159	0.84%	0.79%
9/30/18	16.46	0.13	1.52	1.65	(0.16)	(1.87)	(2.03)	16.08	10.39%	50,503	0.86%	0.79%
9/30/17	13.47	0.12	3.43	3.55	(0.18)	(0.38)	(0.56)	16.46	27.53%	34,308	0.86%	0.78%
9/30/16	13.94	0.11	0.66	0.77	(0.14)	(1.10)	(1.24)	13.47	5.50%	16,576	0.85%	0.85%
Class R5
9/30/20	$ 12.36	$ (0.01)	$ 2.81	$ 2.80	$ (0.08)	$ (0.03)	$ (0.11)	$ 15.05	22.77%	$ 111,038	0.95%	(0.09%)
9/30/19	16.09	0.08	(0.83)	(0.75)	(0.09)	(2.89)	(2.98)	12.36	(2.07%)	98,379	0.94%	0.66%
9/30/18	16.47	0.11	1.53	1.64	(0.15)	(1.87)	(2.02)	16.09	10.28%	101,536	0.96%	0.65%
9/30/17	13.46	0.08	3.48	3.56	(0.17)	(0.38)	(0.55)	16.47	27.55%	120,521	0.96%	0.54%
9/30/16	13.93	0.12	0.63	0.75	(0.12)	(1.10)	(1.22)	13.46	5.37%	125,171	0.95%	0.89%
Service Class
9/30/20	$ 12.23	$ (0.03)	$ 2.80	$ 2.77	$ (0.06)	$ (0.03)	$ (0.09)	$ 14.91	22.75%	$ 6,166	1.05%	(0.19%)
9/30/19	15.94	0.06	(0.82)	(0.76)	(0.06)	(2.89)	(2.95)	12.23	(2.23%)	6,361	1.04%	0.43%
9/30/18	16.33	0.10	1.51	1.61	(0.13)	(1.87)	(2.00)	15.94	10.17%	16,104	1.06%	0.60%
9/30/17	13.35	0.07	3.44	3.51	(0.15)	(0.38)	(0.53)	16.33	27.37%	19,086	1.06%	0.46%
9/30/16	13.83	0.11	0.62	0.73	(0.11)	(1.10)	(1.21)	13.35	5.28%	28,699	1.05%	0.87%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	12%	32%	42%	30%	25%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 12.34	$ (0.04)	$ 2.81	$ 2.77	$ (0.05)	$ (0.03)	$ (0.08)	$ 15.03	22.56%	$ 80,607	1.15%	(0.29%)
9/30/19	16.06	0.06	(0.83)	(0.77)	(0.06)	(2.89)	(2.95)	12.34	(2.30%)	77,097	1.14%	0.45%
9/30/18	16.44	0.07	1.53	1.60	(0.11)	(1.87)	(1.98)	16.06	10.07%	90,239	1.16%	0.46%
9/30/17	13.44	0.05	3.47	3.52	(0.14)	(0.38)	(0.52)	16.44	27.24%	103,200	1.16%	0.36%
9/30/16	13.91	0.09	0.63	0.72	(0.09)	(1.10)	(1.19)	13.44	5.15%	99,085	1.15%	0.68%
Class A
9/30/20	$ 12.17	$ (0.07)	$ 2.77	$ 2.70	$ (0.02)	$ (0.03)	$ (0.05)	$ 14.82	22.22%	$ 22,903	1.40%	(0.55%)
9/30/19	15.87	0.03	(0.82)	(0.79)	(0.02)	(2.89)	(2.91)	12.17	(2.48%)	24,676	1.39%	0.20%
9/30/18	16.27	0.03	1.51	1.54	(0.07)	(1.87)	(1.94)	15.87	9.74%	31,725	1.41%	0.21%
9/30/17	13.29	0.02	3.44	3.46	(0.10)	(0.38)	(0.48)	16.27	26.99%	30,769	1.41%	0.12%
9/30/16	13.77	0.06	0.61	0.67	(0.05)	(1.10)	(1.15)	13.29	4.85%	32,200	1.40%	0.44%
Class R4
9/30/20	$ 11.98	$ (0.06)	$ 2.73	$ 2.67	$ (0.03)	$ (0.03)	$ (0.06)	$ 14.59	22.36%	$ 8,878	1.30%	(0.45%)
9/30/19	15.71	0.04	(0.82)	(0.78)	(0.06)	(2.89)	(2.95)	11.98	(2.45%)	7,531	1.29%	0.32%
9/30/18	16.13	0.04	1.51	1.55	(0.10)	(1.87)	(1.97)	15.71	9.90%	7,790	1.31%	0.27%
9/30/17	13.21	0.03	3.41	3.44	(0.14)	(0.38)	(0.52)	16.13	27.05%	5,560	1.31%	0.20%
9/30/16	13.74	0.09	0.61	0.70	(0.13)	(1.10)	(1.23)	13.21	5.05%	4,322	1.30%	0.73%
Class R3
9/30/20	$ 12.10	$ (0.09)	$ 2.75	$ 2.66	$ (0.01)	$ (0.03)	$ (0.04)	$ 14.72	21.99%	$ 9,792	1.55%	(0.69%)
9/30/19	15.80	0.01	(0.82)	(0.81)	—	(2.89)	(2.89)	12.10	(2.69%)	10,226	1.54%	0.06%
9/30/18	16.21	0.01	1.51	1.52	(0.06)	(1.87)	(1.93)	15.80	9.64%	11,029	1.56%	0.06%
9/30/17	13.27	(0.00)[d]	3.42	3.42	(0.10)	(0.38)	(0.48)	16.21	26.73%	10,696	1.56%	(0.03%)
9/30/16	13.79	0.05	0.61	0.66	(0.08)	(1.10)	(1.18)	13.27	4.78%	8,702	1.55%	0.42%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 12.01	$ 0.03	$ 1.54	$ 1.57	$ (0.13)	$ (0.37)	$ (0.50)	$ 13.08	13.17%	$ 96,308	1.02%	1.00%	0.26%
9/30/19	12.99	0.09	(0.49)	(0.40)	(0.12)	(0.46)	(0.58)	12.01	(2.49%)	149,979	0.93%	0.92%	0.81%
9/30/18	13.44	0.14	(0.42)	(0.28)	(0.17)	—	(0.17)	12.99	(2.14%)	293,575	0.96%	0.94%	1.01%
9/30/17	11.97	0.18	1.61	1.79	(0.15)	(0.17)	(0.32)	13.44	15.60%	246,510	0.96%	0.94%	1.46%
9/30/16	11.55	0.15	0.85	1.00	(0.14)	(0.44)	(0.58)	11.97	8.86%	195,019	0.95%	0.94%	1.30%
Class R5
9/30/20	$ 12.00	$ 0.02	$ 1.55	$ 1.57	$ (0.12)	$ (0.37)	$ (0.49)	$ 13.08	13.14%	$ 61,444	1.12%	1.10%	0.20%
9/30/19	12.98	0.10	(0.51)	(0.41)	(0.11)	(0.46)	(0.57)	12.00	(2.63%)	94,827	1.03%	1.02%	0.89%
9/30/18	13.44	0.12	(0.42)	(0.30)	(0.16)	—	(0.16)	12.98	(2.32%)	147,654	1.06%	1.04%	0.85%
9/30/17	11.97	0.17	1.61	1.78	(0.14)	(0.17)	(0.31)	13.44	15.47%	195,316	1.06%	1.04%	1.38%
9/30/16	11.54	0.14	0.85	0.99	(0.12)	(0.44)	(0.56)	11.97	8.83%	221,320	1.05%	1.04%	1.18%
Service Class
9/30/20	$ 11.97	$ 0.00[d]	$ 1.54	$ 1.54	$ (0.10)	$ (0.37)	$ (0.47)	$ 13.04	12.94%	$ 4,524	1.22%	1.20%	0.00%[e]
9/30/19	12.94	0.07	(0.49)	(0.42)	(0.09)	(0.46)	(0.55)	11.97	(2.74%)	9,393	1.13%	1.12%	0.60%
9/30/18	13.39	0.11	(0.41)	(0.30)	(0.15)	—	(0.15)	12.94	(2.33%)	23,069	1.16%	1.14%	0.79%
9/30/17	11.93	0.15	1.61	1.76	(0.13)	(0.17)	(0.30)	13.39	15.33%	21,422	1.16%	1.14%	1.25%
9/30/16	11.51	0.13	0.84	0.97	(0.11)	(0.44)	(0.55)	11.93	8.66%	22,510	1.15%	1.14%	1.09%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	106%	52%	70%	44%	36%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 11.91	$ (0.00)[d]	$ 1.52	$ 1.52	$ (0.09)	$ (0.37)	$ (0.46)	$ 12.97	12.81%	$ 3,565	1.32%	1.30%	(0.02%)
9/30/19	12.87	0.08	(0.51)	(0.43)	(0.07)	(0.46)	(0.53)	11.91	(2.77%)	5,465	1.23%	1.22%	0.65%
9/30/18	13.32	0.08	(0.40)	(0.32)	(0.13)	—	(0.13)	12.87	(2.49%)	11,908	1.26%	1.24%	0.58%
9/30/17	11.87	0.15	1.58	1.73	(0.11)	(0.17)	(0.28)	13.32	15.19%	17,968	1.26%	1.24%	1.22%
9/30/16	11.45	0.11	0.85	0.96	(0.10)	(0.44)	(0.54)	11.87	8.59%	18,407	1.25%	1.24%	0.97%
Class A
9/30/20	$ 11.54	$ (0.03)	$ 1.48	$ 1.45	$ (0.06)	$ (0.37)	$ (0.43)	$ 12.56	12.61%	$ 18,670	1.57%	1.55%	(0.22%)
9/30/19	12.49	0.05	(0.50)	(0.45)	(0.04)	(0.46)	(0.50)	11.54	(3.09%)	22,004	1.48%	1.47%	0.46%
9/30/18	12.93	0.05	(0.39)	(0.34)	(0.10)	—	(0.10)	12.49	(2.70%)	30,719	1.51%	1.49%	0.41%
9/30/17	11.52	0.10	1.56	1.66	(0.08)	(0.17)	(0.25)	12.93	14.95%	39,746	1.51%	1.49%	0.90%
9/30/16	11.12	0.08	0.83	0.91	(0.07)	(0.44)	(0.51)	11.52	8.34%	42,907	1.50%	1.49%	0.72%
Class R4
9/30/20	$ 11.43	$ (0.04)	$ 1.48	$ 1.44	$ (0.05)	$ (0.37)	$ (0.42)	$ 12.45	12.70%	$ 1,951	1.47%	1.45%	(0.31%)
9/30/19	12.38	0.05	(0.48)	(0.43)	(0.06)	(0.46)	(0.52)	11.43	(2.95%)	4,895	1.38%	1.37%	0.48%
9/30/18	12.84	0.07	(0.40)	(0.33)	(0.13)	—	(0.13)	12.38	(2.63%)	10,673	1.41%	1.39%	0.54%
9/30/17	11.47	0.13	1.53	1.66	(0.12)	(0.17)	(0.29)	12.84	15.10%	10,932	1.41%	1.39%	1.10%
9/30/16	11.11	0.14	0.77	0.91	(0.11)	(0.44)	(0.55)	11.47	8.42%	3,648	1.40%	1.39%	1.28%
Class R3
9/30/20	$ 11.38	$ (0.06)	$ 1.47	$ 1.41	$ (0.04)	$ (0.37)	$ (0.41)	$ 12.38	12.42%	$ 2,427	1.72%	1.70%	(0.49%)
9/30/19	12.34	0.02	(0.48)	(0.46)	(0.04)	(0.46)	(0.50)	11.38	(3.24%)	5,415	1.63%	1.62%	0.21%
9/30/18	12.79	0.03	(0.39)	(0.36)	(0.09)	—	(0.09)	12.34	(2.88%)	9,024	1.66%	1.64%	0.25%
9/30/17	11.43	0.09	1.54	1.63	(0.10)	(0.17)	(0.27)	12.79	14.77%	9,045	1.66%	1.64%	0.77%
9/30/16	11.09	0.09	0.80	0.89	(0.11)	(0.44)	(0.55)	11.43	8.24%	3,618	1.65%	1.64%	0.82%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/20	$ 13.02	$ 0.02	$ 1.33	$ 1.35	$ (0.08)	$ (1.06)	$ (1.14)	$ 13.23	10.33%	$ 169,366	1.27%	1.15%	0.12%
9/30/19	12.75	0.07	0.28	0.35	(0.08)	—	(0.08)	13.02	2.85%	141,988	1.21%	1.10%	0.55%
9/30/18	12.88	0.08	(0.04)	0.04	(0.17)	—	(0.17)	12.75	0.31%	216,085	1.27%	1.05%	0.62%
9/30/17	10.79	0.07	2.14	2.21	(0.12)	—	(0.12)	12.88	20.85%	236,991	1.28%	1.05%	0.65%
9/30/16	9.19	0.07	1.61	1.68	(0.08)	—	(0.08)	10.79	18.36%	204,626	1.31%	1.05%	0.69%
Class R5
9/30/20	$ 13.20	$ 0.00[d]	$ 1.35	$ 1.35	$ (0.06)	$ (1.06)	$ (1.12)	$ 13.43	10.23%	$ 3,165	1.37%	1.25%	0.02%
9/30/19	12.92	0.06	0.29	0.35	(0.07)	—	(0.07)	13.20	2.78%	4,295	1.31%	1.22%	0.45%
9/30/18	13.05	0.07	(0.04)	0.03	(0.16)	—	(0.16)	12.92	0.21%	4,047	1.37%	1.15%	0.53%
9/30/17	10.94	0.06	2.16	2.22	(0.11)	—	(0.11)	13.05	20.59%	3,887	1.38%	1.15%	0.54%
9/30/16	9.30	0.04	1.65	1.69	(0.05)	—	(0.05)	10.94	18.22%	3,148	1.41%	1.15%	0.38%
Service Class
9/30/20	$ 13.05	$ (0.01)	$ 1.33	$ 1.32	$ (0.06)	$ (1.06)	$ (1.12)	$ 13.25	10.12%	$ 2,473	1.47%	1.35%	(0.05%)
9/30/19	12.73	0.05	0.29	0.34	(0.02)	—	(0.02)	13.05	2.71%	419	1.41%	1.31%	0.42%
9/30/18	12.85	0.05	(0.03)	0.02	(0.14)	—	(0.14)	12.73	0.10%	230	1.47%	1.25%	0.41%
9/30/17	10.78	(0.02)	2.19	2.17	(0.10)	—	(0.10)	12.85	20.41%	434	1.48%	1.25%	(0.20%)
9/30/16	9.17	0.04	1.63	1.67	(0.06)	—	(0.06)	10.78	18.27%	8,238	1.51%	1.25%	0.43%

	Year ended September 30
	2020	2019	2018	2017	2016
Portfolio turnover rate	71%	32%	38%	51%	33%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/20	$ 13.08	$ (0.02)	$ 1.33	$ 1.31	$ (0.04)	$ (1.06)	(1.10)	$ 13.29	9.96%	$ 989	1.57%	1.45%	(0.16%)
9/30/19	12.78	0.03	0.30	0.33	(0.03)	—	(0.03)	13.08	2.61%	927	1.51%	1.41%	0.24%
9/30/18	12.91	0.04	(0.03)	0.01	(0.14)	—	(0.14)	12.78	0.02%	879	1.57%	1.35%	0.33%
9/30/17	10.84	0.05	2.13	2.18	(0.11)	—	(0.11)	12.91	20.35%	1,565	1.58%	1.35%	0.41%
9/30/16	9.23	0.04	1.62	1.66	(0.05)	—	(0.05)	10.84	18.02%	677	1.61%	1.35%	0.42%
Class A
9/30/20	$ 12.98	$ (0.05)	$ 1.32	$ 1.27	$ (0.02)	$ (1.06)	$ (1.08)	$ 13.17	9.75%	$ 2,029	1.82%	1.70%	(0.42%)
9/30/19	12.73	0.01	0.28	0.29	(0.04)	—	(0.04)	12.98	2.32%	885	1.76%	1.68%	0.09%
9/30/18	12.88	0.04	(0.07)	(0.03)	(0.12)	—	(0.12)	12.73	(0.23%)	386	1.82%	1.60%	0.30%
9/30/17	10.74	0.02	2.14	2.16	(0.02)	—	(0.02)	12.88	20.18%	118	1.83%	1.60%	0.14%
9/30/16	9.13	0.01	1.60	1.61	(0.00)[d]	—	(0.00)[d]	10.74	17.68%	95	1.86%	1.60%	0.11%
Class R4
9/30/20	$ 12.90	$ (0.04)	$ 1.32	$ 1.28	$ (0.02)	$ (1.06)	(1.08)	$ 13.10	9.84%	$ 1,237	1.72%	1.60%	(0.30%)
9/30/19	12.63	0.01	0.29	0.30	(0.03)	—	(0.03)	12.90	2.38%	1,337	1.66%	1.57%	0.05%
9/30/18	12.76	0.03	(0.04)	(0.01)	(0.12)	—	(0.12)	12.63	(0.10%)	1,295	1.72%	1.50%	0.22%
9/30/17	10.72	0.03	2.11	2.14	(0.10)	—	(0.10)	12.76	20.23%	1,019	1.73%	1.50%	0.24%
9/30/16	9.14	0.02	1.61	1.63	(0.05)	—	(0.05)	10.72	17.87%	599	1.76%	1.50%	0.23%
Class R3
9/30/20	$ 12.87	$ (0.07)	$ 1.31	$ 1.24	$ (0.00)[d]	$ (1.06)	$ (1.06)	$ 13.05	9.57%	$ 992	1.97%	1.85%	(0.58%)
9/30/19	12.60	(0.02)	0.29	0.27	—	—	—	12.87	2.14%	750	1.91%	1.81%	(0.15%)
9/30/18	12.73	(0.01)	(0.04)	(0.05)	(0.08)	—	(0.08)	12.60	(0.39%)	761	1.97%	1.75%	(0.09%)
9/30/17	10.70	(0.01)	2.12	2.11	(0.08)	—	(0.08)	12.73	19.88%	821	1.98%	1.75%	(0.07%)
9/30/16	9.12	0.00[d]	1.61	1.61	(0.03)	—	(0.03)	10.70	17.66%	642	2.01%	1.75%	0.04%

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 14 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including

1

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized

Notes to Financial Statements (Continued)

in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The U.S.Government Money Market Fund characterized all investments at Level 2, as of September 30, 2020. The Disciplined Value Fund, Disciplined Growth Fund, and Small Cap Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2020. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2020, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$—	$175,213,992	$—	$175,213,992
Municipal Obligations	—	672,706	—	672,706
Non-U.S. Government Agency Obligations	—	223,844,362	—	223,844,362
U.S. Government Agency Obligations and Instrumentalities	—	4,394,710	—	4,394,710
U.S. Treasury Obligations	—	1,871,469	—	1,871,469
Purchased Options	—	395,550	—	395,550
Short-Term Investments	—	22,996,344	—	22,996,344
Total Investments	$—	$429,389,133	$—	$429,389,133
Asset Derivatives
Futures Contracts	$48,942	$—	$—	$48,942
Liability Derivatives
Futures Contracts	$(568,587)	$—	$—	$(568,587)
Swap Agreements	—	(87,533)	—	(87,533)
Total	$(568,587)	$(87,533)	$—	$(656,120)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Inflation-Protected and Income Fund
Asset Investments
Municipal Obligations	$—	$49,952	$—		$49,952
Non-U.S. Government Agency Obligations	—	219,247,498	—		219,247,498
U.S. Government Agency Obligations and Instrumentalities	—	16,418,997	—		16,418,997
U.S. Treasury Obligations	—	79,458,358	—		79,458,358
Purchased Options	—	736,405	—		736,405
Short-Term Investments	—	50,452,632	—		50,452,632
Total Investments	$—	$366,363,842	$—		$366,363,842
Asset Derivatives
Futures Contracts	$27,524	$—	$—		$27,524
Swap Agreements	—	6,410,876	—		6,410,876
Total	$27,524	$6,410,876	$—		$6,438,400
Liability Derivatives
Futures Contracts	$(19,434)	$—	$—		$(19,434)
Swap Agreements	—	(375,701)	—		(375,701)
Total	$(19,434)	$(375,701)	$—		$(395,135)

Core Bond Fund
Asset Investments
Preferred Stock	$3,376,100	$—	$—		$3,376,100
Corporate Debt	—	528,705,554	—		528,705,554
Municipal Obligations	—	3,915,865	—		3,915,865
Non-U.S. Government Agency Obligations	—	431,395,799	—		431,395,799
Sovereign Debt Obligations	—	9,815,484	—		9,815,484
U.S. Government Agency Obligations and Instrumentalities	—	307,225,209	—		307,225,209
U.S. Treasury Obligations	—	40,315,625	—		40,315,625
Purchased Options	—	2,487,476	—		2,487,476
Short-Term Investments	—	215,336,765	—		215,336,765
Total Investments	$3,376,100	$1,539,197,777	$—		$1,542,573,877
Asset Derivatives
Futures Contracts	$182,908	$—	$—		$182,908
Liability Derivatives
Futures Contracts	$(2,052,243)	$—	$—		$(2,052,243)
Swap Agreements	—	(241,756)	—		(241,756)
Total	$(2,052,243)	$(241,756)	$—		$(2,293,999)

Diversified Bond Fund
Asset Investments
Common Stock	$13,996	$807	$—		$14,803
Preferred Stock	259,700	—	—		259,700
Corporate Debt	—	107,897,225	21,941	**	107,919,166
Non-U.S. Government Agency Obligations	—	68,165,122	—		68,165,122
Sovereign Debt Obligations	—	1,736,742	—		1,736,742
U.S. Government Agency Obligations and Instrumentalities	—	38,010,003	—		38,010,003
U.S. Treasury Obligations	—	6,139,531	—		6,139,531
Purchased Options	—	471,770	—		471,770
Warrants	—	—	3,780	**	3,780
Short-Term Investments	—	28,980,000	—		28,980,000
Total Investments	$273,696	$251,401,200	$25,721		$251,700,617

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Diversified Bond Fund (Continued)
Asset Derivatives
Forwards Contracts	$—	$79,848	$—		$79,848
Futures Contracts	16,122	—	—		16,122
Total	$16,122	$79,848	$—		$95,970
Liability Derivatives
Forwards Contracts	$—	$(66,567)	$—		$(66,567)
Futures Contracts	(333,821)	—	—		(333,821)
Swap Agreements	—	(41,682)	—		(41,682)
Total	$(333,821)	$(108,249)	$—		$(442,070)

High Yield Fund
Asset Investments
Common Stock	$457,679	$10,456	$—		$468,135
Bank Loans	—	19,477,109	—		19,477,109
Corporate Debt	—	538,298,406	717,488	**	539,015,894
Warrants	—	—	—	+**	—
Short-Term Investments	—	16,996,587	—		16,996,587
Total Investments	$457,679	$574,782,558	$717,488		$575,957,725

Balanced Fund
Asset Investments
Common Stock	$75,227,519	$—	$—		$75,227,519
Preferred Stock	129,850	—	—		129,850
Corporate Debt	—	17,309,297	—		17,309,297
Municipal Obligations	—	210,597	—		210,597
Non-U.S. Government Agency Obligations	—	13,613,797	—		13,613,797
Sovereign Debt Obligations	—	323,449	—		323,449
U.S. Government Agency Obligations and Instrumentalities	—	10,705,834	—		10,705,834
U.S. Treasury Obligations	—	4,209,419	—		4,209,419
Purchased Options	—	84,300	—		84,300
Rights	8,096	—	—		8,096
Warrants	207	—	—		207
Mutual Funds	10,537,237	—	—		10,537,237
Short-Term Investments	—	7,730,629	—		7,730,629
Total Investments	$85,902,909	$54,187,322	$—		$140,090,231
Asset Derivatives
Futures Contracts	$15,156	$—	$—		$15,156
Liability Derivatives
Futures Contracts	$(35,355)	$—	$—		$(35,355)
Swap Agreements	—	(8,336)	—		(8,336)
Total	$(35,355)	$(8,336)	$—		$(43,691)

Main Street Fund
Asset Investments
Common Stock	$113,780,120	$2,094,531 *	$—		$115,874,651
Mutual Funds	177,581	—	—		177,581
Short-Term Investments	—	1,238,164	—		1,238,164
Total Investments	$113,957,701	$3,332,695	$—		$117,290,396

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Global Fund
Asset Investments
Common Stock*
Cayman Islands	$18,174,986	$—	$—	$18,174,986
Denmark	227,005	—	—	227,005
France	—	23,135,898	—	23,135,898
Germany	—	10,512,419	—	10,512,419
India	3,284,891	4,600,986	—	7,885,877
Italy	—	661,906	—	661,906
Japan	—	47,597,502	—	47,597,502
Netherlands	1,066,818	7,690,830	—	8,757,648
Spain	—	3,790,676	—	3,790,676
Sweden	—	9,536,867	—	9,536,867
Switzerland	—	1,163,276	—	1,163,276
United Kingdom	1,063,193	3,424,877	—	4,488,070
United States	173,716,098	—	—	173,716,098
Preferred Stock
India	27,961	—	—	27,961
Short-Term Investments	—	7,071,875	—	7,071,875
Total Investments	$197,560,952	$119,187,112	$—	$316,748,064

International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$1,176,521	$—	$1,176,521
Belgium	—	849,237	—	849,237
Canada	11,672,648	—	—	11,672,648
Cayman Islands	131,654	900,576	—	1,032,230
Denmark	—	679,086	—	679,086
France	—	24,649,084	—	24,649,084
Germany	99,236	9,340,854	—	9,440,090
Hong Kong	—	5,717,340	—	5,717,340
Ireland	513,571	7,094,662	—	7,608,233
Israel	335,749	—	—	335,749
Italy	—	1,046,974	—	1,046,974
Japan	—	33,627,564	—	33,627,564
Luxembourg	—	397,412	—	397,412
Netherlands	411,873	14,176,635	—	14,588,508
Norway	—	434,611	—	434,611
Singapore	—	532,441	—	532,441
Spain	—	7,761,168	—	7,761,168
Sweden	—	3,774,378	—	3,774,378
Switzerland	—	20,726,309	—	20,726,309
United Kingdom	564,276	34,223,713	—	34,787,989
Mutual Funds	2,066,194	—	—	2,066,194
Short-Term Investments	—	361,315	—	361,315
Total Investments	$15,795,201	$167,469,880	$—	$183,265,081

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Belgium	$—	$1,741,425	$—	$1,741,425
Bermuda	1,952,099	1,237,644	—	3,189,743
Brazil	4,102,603	—	—	4,102,603
Cayman Islands	26,541,878	18,517,118	—	45,058,996
Chile	1,266,920	—	—	1,266,920
China	—	8,853,729	—	8,853,729
Colombia	579,325	—	—	579,325
Egypt	—	1,507,421	—	1,507,421
France	—	10,559,455	—	10,559,455
Hong Kong	—	7,047,533	—	7,047,533
India	—	20,895,399	—	20,895,399
Indonesia	—	1,927,484	—	1,927,484
Italy	—	3,332,223	—	3,332,223
Mexico	8,230,769	—	—	8,230,769
Netherlands	6,389,737	—	—	6,389,737
Philippines	—	4,339,450	—	4,339,450
Republic of Korea	—	2,887,384	—	2,887,384
Russia	1,205,874	9,243,912	—	10,449,786
South Africa	—	1,090,381	—	1,090,381
Switzerland	—	1,136,999	—	1,136,999
Taiwan	—	15,046,949	—	15,046,949
Turkey	—	575,003	—	575,003
United States	7,239,801	—	—	7,239,801
Preferred Stock
Brazil	2,861,284	—	—	2,861,284
India	36,249	—	—	36,249
Singapore	—	—	2,438,401	2,438,401
Mutual Funds	674,091	—	—	674,091
Short-Term Investments	—	6,489,955	—	6,489,955
Total Investments	$61,080,630	$116,429,464	$2,438,401	$179,948,495

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at September 30, 2020 in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.

+	Represents a security at $0 value as of September 30, 2020.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, collateral pledged for open futures contracts, and collateral pledged for open swap agreements, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, collateral held for open swap agreements, collateral held for open purchased options, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2020.

The Funds, with the exception of the Diversified Bond Fund and High Yield Fund, had no Level 3 transfers during the year ended September 30, 2020. The Diversified Bond Fund and High Yield Fund had Level 3 transfers during the year ended September 30, 2020; however, none of the transfers individually or collectively had a material impact on the Diversified Bond Fund and High Yield Fund.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/19	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/20	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/20
Strategic Emerging Markets Fund
Preferred Stock	$2,438,401	$—	$—	$—	$—	$—	$—	$—	$2,438,401	$—

The Strategic Emerging Markets Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Strategic Emerging Markets Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Strategic Emerging Markets Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Preferred Stock — $2,438,401
Grab Holdings, Inc.	$2,438,401	Market Approach	Market Transaction	$6.16
Total	$2,438,401

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2020 are discussed below.

Notes to Financial Statements (Continued)

At September 30, 2020, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$395,550	$395,550
Futures Contracts^^	—	—	—	48,942	48,942
Total Value	$—	$—	$—	$444,492	$444,492
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(568,587)	$(568,587)
Swap Agreements^^,^^^	(87,533)	—	—	—	(87,533)
Total Value	$(87,533)	$—	$—	$(568,587)	$(656,120)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$302,738	$302,738
Futures Contracts	—	—	—	(8,778,213)	(8,778,213)
Swap Agreements	478,671	—	—	—	478,671
Total Realized Gain (Loss)	$478,671	$—	$—	$(8,475,475)	$(7,996,804)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$(67,846)	$(67,846)
Futures Contracts	—		—	(1,222,424)	(1,222,424)
Swap Agreements	14,042	—	—	—	14,042
Total Change in Appreciation (Depreciation)	$14,042	$—	$—	$(1,290,270)	$(1,276,228)

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$736,405	$736,405
Futures Contracts^^	—	—	—	27,524	27,524
Swap Agreements*	—	6,399,431	—	11,445	6,410,876
Total Value	$—	$6,399,431	$—	$775,374	$7,174,805
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(19,434)	$(19,434)
Swap Agreements^	—	(152,161)	—	(190,194)	(342,355)
Swap Agreements^^,^^^	(33,346)	—	—	—	(33,346)
Total Value	$(33,346)	$(152,161)	$—	$(209,628)	$(395,135)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$436,179	$436,179
Futures Contracts	—	—	—	289,682	289,682
Swap Agreements	198,076	13,537,242	—	(391,744)	13,343,574
Total Realized Gain (Loss)	$198,076	$13,537,242	$—	$334,117	$14,069,435
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$(349,176)	$(349,176)
Futures Contracts	—	—	—	104,715	104,715
Swap Agreements	4,888	5,912,848	—	(54,017)	5,863,719
Total Change in Appreciation (Depreciation)	$4,888	$5,912,848	$—	$(298,478)	$5,619,258

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Core Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$2,487,476	$2,487,476
Futures Contracts^^	—	—	—	182,908	182,908
Total Value	$—	$—	$—	$2,670,384	$2,670,384
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(2,052,243)	$(2,052,243)
Swap Agreements^^,^^^	(241,756)	—	—	—	(241,756)
Total Value	$(241,756)	$—	$—	$(2,052,243)	$(2,293,999)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$1,833,926	$1,833,926
Futures Contracts	—	—	—	17,110,287	17,110,287
Swap Agreements	1,348,843	—	—	(2,879)	1,345,964
Total Realized Gain (Loss)	$1,348,843	$—	$—	$18,941,334	$20,290,177
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$(745,065)	$(745,065)
Futures Contracts	—			853,141	853,141
Swap Agreements	38,709	—	—	—	38,709
Total Change in Appreciation (Depreciation)	$38,709	$—	$—	$108,076	$146,785

Diversified Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$471,770	$471,770
Forward Contracts*	—	—	79,848	—	79,848
Futures Contracts^^	—	—	—	16,122	16,122
Total Value	$—	$—	$79,848	$487,892	$567,740
Liability Derivatives
Forward Contracts^	$—	$—	$(66,567)	$—	$(66,567)
Futures Contracts^^	—	—	—	(333,821)	(333,821)
Swap Agreements^^,^^^	(41,682)	—	—	—	(41,682)
Total Value	$(41,682)	$—	$(66,567)	$(333,821)	$(442,070)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$452,543	$452,543
Forward Contracts	—	—	32,767	—	32,767
Futures Contracts	—	—	—	2,731,073	2,731,073
Swap Agreements	234,052	—	—	—	234,052
Total Realized Gain (Loss)	$234,052	$—	$32,767	$3,183,616	$3,450,435
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$(168,060)	$(168,060)
Forward Contracts	—	—	82,013	—	82,013
Futures Contracts	—	—	—	130,462	130,462
Swap Agreements	6,655	—	—	—	6,655
Total Change in Appreciation (Depreciation)	$6,655	$—	$82,013	$(37,598)	$51,070

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Balanced Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$84,300	$84,300
Futures Contracts^^	—	11,423	—	3,733	15,156
Total Value	$—	$11,423	$—	$88,033	$99,456
Liability Derivatives
Futures Contracts^^	$—	$(3,414)	$—	$(31,941)	$(35,355)
Swap Agreements^^,^^^	(8,336)	—	—	—	(8,336)
Total Value	$(8,336)	$(3,414)	$—	$(31,941)	$(43,691)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$85,198	$85,198
Futures Contracts	—	246,287	—	535,920	782,207
Swap Agreements	44,883	—	—	(416)	44,467
Total Realized Gain (Loss)	$44,883	$246,287	$—	$620,702	$911,872
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$(39,110)	$(39,110)
Futures Contracts	—	63,210	—	36,717	99,927
Swap Agreements	1,343	—	—	—	1,343
Total Change in Appreciation (Depreciation)	$1,343	$63,210	$—	$(2,393)	$62,160

Disciplined Value Fund
Realized Gain (Loss)#
Futures Contracts	$—	$2,399	$—	$—	$2,399

Disciplined Growth Fund
Realized Gain (Loss)#
Futures Contracts	$—	$6,286	$—	$—	$6,286

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, or open swap agreements, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps which are not subject to a master netting agreement or similar agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.
##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.

For the year ended September 30, 2020, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Swaptions
Short-Duration Bond Fund	2,259	$—	$6,900,000	$44,325,833
Inflation-Protected and Income Fund	172	—	25,592,155	24,825,688
Core Bond Fund	1,997	—	19,255,556	109,459,750

Notes to Financial Statements (Continued)

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Swaptions
Diversified Bond Fund	322	$6,291,960	$3,355,556	$26,080,833
Balanced Fund	86	—	655,556	3,288,396
Disciplined Value Fund	14	—	—	—
Disciplined Growth Fund	23	—	—	—

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2020.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of a Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2020. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2020.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Short-Duration Bond Fund
Barclays Bank PLC	$101,520	$—	$(101,520)	$—
Credit Suisse International	294,030	—	(250,000)	44,030
	$395,550	$—	$(351,520)	$44,030
Inflation-Protected and Income Fund
Barclays Bank PLC	$3,105,279	$—	$(3,105,279)	$—
BNP Paribas SA	1,678,008	(162,659)	(1,460,000)	55,349
Credit Suisse International	189,833	—	(150,000)	39,833
Goldman Sachs International	2,174,161	(171,953)	(2,002,208)	—
	$7,147,281	$(334,612)	$(6,717,487)	$95,182
Core Bond Fund
Barclays Bank PLC	$2,487,476	$—	$(2,487,476)	$—

Diversified Bond Fund
Bank of America N.A.	$17,239	$(11,175)	$—	$6,064
Barclays Bank PLC	473,499	—	(400,000)	73,499
Citibank N.A.	2,387	(2,387)	—	—
Goldman Sachs International	30,154	(5,662)	—	24,492
JP Morgan Chase Bank N.A.	19,656	(8,093)	—	11,563
Morgan Stanley & Co. LLC	8,683	(242)	—	8,441
	$551,618	$(27,559)	$(400,000)	$124,059
Balanced Fund
Barclays Bank PLC	$62,272	$—	$(62,272)	$—
Credit Suisse International	22,028	—	(22,028)	—
	$84,300	$—	$(84,300)	$—

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2020.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Inflation-Protected and Income Fund
BNP Paribas SA	$(162,659)	$162,659	$—	$—
Goldman Sachs & Co.	(7,743)	—	—	(7,743)
Goldman Sachs International	(171,953)	171,953	—	—
	$(342,355)	$334,612	$—	$(7,743)
Diversified Bond Fund
Bank of America N.A.	$(11,175)	$11,175	$—	$—
Citibank N.A.	(41,395)	2,387	—	(39,008)
Goldman Sachs International	(5,662)	5,662	—	—
JP Morgan Chase Bank N.A.	(8,093)	8,093	—	—
Morgan Stanley & Co. LLC	(242)	242	—	—
	$(66,567)	$27,559	$—	$(39,008)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Notes to Financial Statements (Continued)

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to

Notes to Financial Statements (Continued)

the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes

Notes to Financial Statements (Continued)

a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call

Notes to Financial Statements (Continued)

option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

Notes to Financial Statements (Continued)

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

Notes to Financial Statements (Continued)

At September 30, 2020, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Notes to Financial Statements (Continued)

Securities Lending

Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2020, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2020, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes

Notes to Financial Statements (Continued)

in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the U.S. Government Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on any excess over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on any excess over $350 million
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and
0.30% on any excess over $150 million
High Yield Fund	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $300 million; and
0.43% on any excess over $300 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and
0.53% on any excess over $300 million
Global Fund	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund*	0.83% on the first $500 million;
0.78% on the next $500 million; and
0.73% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on any excess over $350 million

*	Prior to July 1, 2020, the advisory fee was 0.85% on the first $500 million; 0.80% on the next $500 million and 0.75% on any excess over $1 billion.

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% of the first $50 million;
0.21% of the next $50 million; and
0.20% of any excess over $100 million
Disciplined Value Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million
Disciplined Growth Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million

*

Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MML Advisers or its affiliates, including other funds registered under the 1940 Act, for which Barings provides investment advisory services, as agreed upon from time to time by MML Advisers and Barings, determined at the close of the NYSE on each day that the NYSE is open for trading.

MML Advisers has entered into investment subadvisory agreements with Invesco Advisers, Inc. (“Invesco”), pursuant to which Invesco serves as the subadviser to the Global Fund, Main Street Fund, Small Cap Opportunities Fund, and Strategic Emerging Markets Fund. These agreements provide that Invesco manage the investment and reinvestment of the assets of each Fund. Invesco receives a subadvisory fee from MML Advisers, based upon the average daily net assets of each Fund.

Effective August 4, 2020, Thompson, Siegel & Walmsley LLC (“TSW”) and Wellington Management Company LLP (“Wellington Management”), replaced Invesco as subadvisers to the International Equity Fund. MML Advisers has entered into an investment subadvisory agreement with TSW and Wellington Management, pursuant to which TSW and Wellington Management serve as the subadvisers to the International Equity Fund. This agreement provides that TSW and Wellington Management manage the investment and reinvestment of the assets of the International Equity Fund. TSW and Wellington Management receive a subadvisory fee from MML Advisers, based upon the International Equity Fund’s average daily net assets.

Prior to August 4, 2020, MML Advisers had entered into an investment subadvisory agreement with Invesco, on behalf of the International Equity Fund. This agreement provided that Invesco manages the investment and reinvestment of the assets of the International Equity Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Inflation-Protected and Income Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
High Yield Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Balanced Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Main Street Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Global Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
International Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers contractually agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Inflation-Protected and Income Fund	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Strategic Emerging Markets Fund	1.15%	1.25%	1.35%	1.45%	1.70%	1.60%	1.85%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

MML Advisers has agreed to waive 0.02% of the advisory fees of the International Equity Fund through January 31, 2021.

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2020:

Total % Ownership by Related Party
U.S. Government Money Market Fund	47.0%
Short-Duration Bond Fund	82.8%
Inflation-Protected and Income Fund	70.8%
Core Bond Fund	78.2%
Diversified Bond Fund	53.1%
High Yield Fund	73.7%
Balanced Fund	69.1%
Disciplined Value Fund	91.7%
Main Street Fund	73.9%
Disciplined Growth Fund	75.1%
Small Cap Opportunities Fund	64.2%
Global Fund	77.2%
International Equity Fund	82.9%
Strategic Emerging Markets Fund	98.2%

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2020, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Short-Duration Bond Fund	$3,204,500	$164,684,656	$4,899,529	$254,961,090
Inflation-Protected and Income Fund	99,302,609	215,110,565	180,485,525	92,516,290
Core Bond Fund	2,800,532,787	366,687,856	2,906,551,819	375,015,968
Diversified Bond Fund	360,653,591	71,303,598	376,152,976	70,944,701
High Yield Fund	—	452,194,774	—	410,204,943
Balanced Fund	105,431,818	41,191,932	104,912,583	35,166,626
Disciplined Value Fund	—	52,592,137	—	73,844,890
Main Street Fund	—	42,900,306	—	56,324,545
Disciplined Growth Fund	—	122,781,713	—	179,428,515
Small Cap Opportunities Fund	—	121,024,816	—	101,758,515
Global Fund	—	35,690,519	—	77,440,676
International Equity Fund	—	234,746,713	—	374,477,352
Strategic Emerging Markets Fund	—	133,850,411	—	111,236,422

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The Funds did not have any cross trade activity during the period.

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
U.S. Government Money Market Fund Class R5
Sold	1,260,957,196	$1,260,957,196	1,331,672,991	$1,331,672,991
Issued as reinvestment of dividends	1,857,069	1,857,069	6,237,689	6,237,689
Redeemed	(1,318,418,115)	(1,318,418,115)	(1,343,903,475)	(1,343,903,475)
Net increase (decrease)	(55,603,850)	$(55,603,850)	(5,992,795)	$(5,992,795)
Short-Duration Bond Fund Class I
Sold	12,835,373	$127,961,423	11,237,045	$114,624,486
Issued as reinvestment of dividends	640,826	6,427,487	722,304	7,172,482
Redeemed	(14,479,311)	(143,896,465)	(8,009,695)	(81,335,446)
Net increase (decrease)	(1,003,112)	$(9,507,555)	3,949,654	$40,461,522
Short-Duration Bond Fund Class R5
Sold	2,163,376	$21,647,086	5,675,044	$57,906,445
Issued as reinvestment of dividends	499,588	5,030,849	471,038	4,696,245
Redeemed	(7,081,015)	(70,146,705)	(3,886,993)	(39,752,303)
Net increase (decrease)	(4,418,051)	$(43,468,770)	2,259,089	$22,850,387

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Service Class
Sold	1,339,391	$13,197,026	1,403,928	$14,169,640
Issued as reinvestment of dividends	150,318	1,504,685	219,466	2,172,717
Redeemed	(2,640,975)	(26,357,949)	(3,697,465)	(37,741,167)
Net increase (decrease)	(1,151,266)	$(11,656,238)	(2,074,071)	$(21,398,810)
Short-Duration Bond Fund Administrative Class
Sold	1,351,878	$13,256,835	603,747	$6,077,886
Issued as reinvestment of dividends	94,502	942,181	112,687	1,112,224
Redeemed	(1,743,706)	(16,798,571)	(1,018,975)	(10,315,813)
Net increase (decrease)	(297,326)	$(2,599,555)	(302,541)	$(3,125,703)
Short-Duration Bond Fund Class A
Sold	1,082,005	$10,695,588	1,517,014	$15,272,722
Issued as reinvestment of dividends	163,448	1,619,767	196,382	1,926,511
Redeemed	(2,474,958)	(23,925,927)	(1,504,303)	(15,041,585)
Net increase (decrease)	(1,229,505)	$(11,610,572)	209,093	$2,157,648
Short-Duration Bond Fund Class R4
Sold	298,178	$2,974,097	338,663	$3,420,688
Issued as reinvestment of dividends	36,136	362,441	44,583	442,706
Redeemed	(404,170)	(3,989,768)	(500,995)	(5,065,219)
Net increase (decrease)	(69,856)	$(653,230)	(117,749)	$(1,201,825)
Short-Duration Bond Fund Class R3
Sold	415,940	$4,079,377	346,491	$3,499,365
Issued as reinvestment of dividends	18,897	188,593	25,912	256,012
Redeemed	(349,897)	(3,433,807)	(464,621)	(4,677,821)
Net increase (decrease)	84,940	$834,163	(92,218)	$(922,444)
Inflation-Protected and Income Fund Class I
Sold	7,760,605	$83,482,222	4,769,855	$48,558,437
Issued as reinvestment of dividends	314,268	3,271,533	430,466	4,218,564
Redeemed	(7,142,665)	(76,287,486)	(3,634,908)	(36,914,487)
Net increase (decrease)	932,208	$10,466,269	1,565,413	$15,862,514
Inflation-Protected and Income Fund Class R5
Sold	2,226,519	$24,025,442	2,002,638	$20,550,947
Issued as reinvestment of dividends	141,751	1,477,050	191,642	1,880,006
Redeemed	(1,724,795)	(18,575,443)	(1,137,534)	(11,677,300)
Net increase (decrease)	643,475	$6,927,049	1,056,746	$10,753,653
Inflation-Protected and Income Fund Service Class
Sold	1,675,741	$18,087,230	738,699	$7,545,447
Issued as reinvestment of dividends	83,858	871,286	148,067	1,448,100
Redeemed	(1,766,478)	(18,806,959)	(1,009,421)	(10,234,536)
Net increase (decrease)	(6,879)	$151,557	(122,655)	$(1,240,989)
Inflation-Protected and Income Fund Administrative Class
Sold	349,137	$3,795,425	481,364	$4,895,076
Issued as reinvestment of dividends	25,080	263,596	42,796	423,256
Redeemed	(560,044)	(6,025,901)	(438,145)	(4,458,680)
Net increase (decrease)	(185,827)	$(1,966,880)	86,015	$859,652

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Class A
Sold	1,007,170	$10,700,612	473,235	$4,758,574
Issued as reinvestment of dividends	26,021	266,713	51,135	493,963
Redeemed	(618,282)	(6,556,206)	(1,019,829)	(10,188,262)
Net increase (decrease)	414,909	$4,411,119	(495,459)	$(4,935,725)
Inflation-Protected and Income Fund Class R4
Sold	235,320	$2,463,941	233,527	$2,326,856
Issued as reinvestment of dividends	11,705	119,159	18,033	173,122
Redeemed	(527,910)	(5,512,293)	(263,174)	(2,606,018)
Net increase (decrease)	(280,885)	$(2,929,193)	(11,614)	$(106,040)
Inflation-Protected and Income Fund Class R3
Sold	102,480	$1,081,508	141,891	$1,412,120
Issued as reinvestment of dividends	5,707	58,266	11,444	110,088
Redeemed	(231,387)	(2,397,866)	(194,688)	(1,923,350)
Net increase (decrease)	(123,200)	$(1,258,092)	(41,353)	$(401,142)
Core Bond Fund Class I
Sold	24,413,460	$273,343,665	24,647,274	$264,896,073
Issued as reinvestment of dividends	2,610,318	28,739,602	2,312,656	23,843,483
Redeemed	(34,269,903)	(382,938,214)	(17,383,135)	(186,973,836)
Net increase (decrease)	(7,246,125)	$(80,854,947)	9,576,795	$101,765,720
Core Bond Fund Class R5
Sold	5,063,905	$56,714,126	4,982,113	$54,433,354
Issued as reinvestment of dividends	941,162	10,399,843	847,450	8,771,104
Redeemed	(6,867,304)	(76,932,435)	(5,402,116)	(57,734,793)
Net increase (decrease)	(862,237)	$(9,818,466)	427,447	$5,469,665
Core Bond Fund Service Class
Sold	2,668,588	$29,923,393	1,125,854	$12,212,574
Issued as reinvestment of dividends	229,976	2,527,437	274,078	2,820,260
Redeemed	(3,371,899)	(37,423,756)	(3,250,559)	(35,348,490)
Net increase (decrease)	(473,335)	$(4,972,926)	(1,850,627)	$(20,315,656)
Core Bond Fund Administrative Class
Sold	2,198,816	$24,708,162	932,538	$10,063,209
Issued as reinvestment of dividends	190,504	2,078,397	204,168	2,086,599
Redeemed	(1,731,658)	(18,941,292)	(1,723,811)	(18,338,331)
Net increase (decrease)	657,662	$7,845,267	(587,105)	$(6,188,523)
Core Bond Fund Class A
Sold	963,175	$10,457,461	1,004,600	$10,668,442
Issued as reinvestment of dividends	243,108	2,632,864	277,919	2,820,882
Redeemed	(4,810,509)	(52,901,969)	(2,739,046)	(28,934,737)
Net increase (decrease)	(3,604,226)	$(39,811,644)	(1,456,527)	$(15,445,413)
Core Bond Fund Class R4
Sold	531,392	$5,876,894	493,233	$5,135,939
Issued as reinvestment of dividends	39,456	424,542	34,573	348,493
Redeemed	(917,990)	(10,171,340)	(281,474)	(2,958,999)
Net increase (decrease)	(347,142)	$(3,869,904)	246,332	$2,525,433

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Core Bond Fund Class R3
Sold	53,276	$580,775	77,905	$868,497
Issued as reinvestment of dividends	3,293	36,423	2,087	21,641
Redeemed	(90,054)	(1,022,341)	(47,161)	(516,604)
Net increase (decrease)	(33,485)	$(405,143)	32,831	$373,534
Diversified Bond Fund Class I
Sold	4,134,009	$46,830,084	4,432,486	$48,173,645
Issued as reinvestment of dividends	191,020	2,101,217	78,600	803,296
Redeemed	(1,286,060)	(14,315,707)	(1,159,866)	(12,271,054)
Net increase (decrease)	3,038,969	$34,615,594	3,351,220	$36,705,887
Diversified Bond Fund Class R5
Sold	1,925,744	$19,642,775	2,119,174	$20,940,783
Issued as reinvestment of dividends	370,860	3,753,102	366,569	3,456,741
Redeemed	(5,442,921)	(55,944,628)	(1,997,969)	(19,459,573)
Net increase (decrease)	(3,146,317)	$(32,548,751)	487,774	$4,937,951
Diversified Bond Fund Service Class
Sold	245,368	$2,548,809	168,384	$1,696,825
Issued as reinvestment of dividends	36,833	378,278	49,353	472,306
Redeemed	(389,034)	(4,058,029)	(898,867)	(8,857,395)
Net increase (decrease)	(106,833)	$(1,130,942)	(681,130)	$(6,688,264)
Diversified Bond Fund Administrative Class
Sold	276,225	$2,862,991	414,721	$4,131,180
Issued as reinvestment of dividends	64,311	659,827	69,720	665,828
Redeemed	(822,642)	(8,542,597)	(1,140,810)	(11,396,359)
Net increase (decrease)	(482,106)	$(5,019,779)	(656,369)	$(6,599,351)
Diversified Bond Fund Class A
Sold	384,376	$4,009,085	388,197	$3,877,401
Issued as reinvestment of dividends	69,941	716,898	89,996	858,563
Redeemed	(1,836,895)	(19,259,777)	(1,008,253)	(10,157,105)
Net increase (decrease)	(1,382,578)	$(14,533,794)	(530,060)	$(5,421,141)
Diversified Bond Fund Class R4
Sold	157,101	$1,603,381	363,034	$3,570,002
Issued as reinvestment of dividends	21,265	215,413	20,459	193,130
Redeemed	(255,299)	(2,569,657)	(200,398)	(1,992,151)
Net increase (decrease)	(76,933)	$(750,863)	183,095	$1,770,981
Diversified Bond Fund Class R3
Sold	163,943	$1,665,074	85,656	$843,759
Issued as reinvestment of dividends	8,178	82,760	12,103	114,013
Redeemed	(147,477)	(1,490,752)	(219,953)	(2,174,820)
Net increase (decrease)	24,644	$257,082	(122,194)	$(1,217,048)
High Yield Fund Class I
Sold	23,198,015	$201,062,141	13,454,925	$119,780,618
Issued as reinvestment of dividends	2,201,075	19,281,414	2,286,979	19,347,843
Redeemed	(17,349,295)	(146,100,911)	(21,562,709)	(191,402,484)
Net increase (decrease)	8,049,795	$74,242,644	(5,820,805)	$(52,274,023)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
High Yield Fund Class R5
Sold	2,816,499	$24,326,317	999,091	$8,984,134
Issued as reinvestment of dividends	299,974	2,645,773	267,401	2,275,582
Redeemed	(1,927,088)	(16,243,944)	(1,480,564)	(13,166,309)
Net increase (decrease)	1,189,385	$10,728,146	(214,072)	$(1,906,593)
High Yield Fund Service Class
Sold	816,911	$7,021,989	823,525	$7,456,934
Issued as reinvestment of dividends	321,932	2,839,443	288,420	2,454,456
Redeemed	(2,545,940)	(21,997,619)	(662,544)	(5,887,077)
Net increase (decrease)	(1,407,097)	$(12,136,187)	449,401	$4,024,313
High Yield Fund Administrative Class
Sold	591,674	$5,006,524	539,634	$4,801,988
Issued as reinvestment of dividends	172,142	1,494,189	175,196	1,468,139
Redeemed	(858,199)	(7,257,413)	(1,271,243)	(11,177,491)
Net increase (decrease)	(94,383)	$(756,700)	(556,413)	$(4,907,364)
High Yield Fund Class A
Sold	814,241	$6,961,351	1,265,970	$11,204,745
Issued as reinvestment of dividends	196,591	1,702,479	162,228	1,357,846
Redeemed	(1,579,847)	(13,342,010)	(966,562)	(8,519,965)
Net increase (decrease)	(569,015)	$(4,678,180)	461,636	$4,042,626
High Yield Fund Class R4
Sold	941,583	$7,788,215	2,578,632	$22,111,480
Issued as reinvestment of dividends	315,597	2,695,196	216,148	1,787,546
Redeemed	(1,713,057)	(14,096,600)	(1,421,349)	(12,310,460)
Net increase (decrease)	(455,877)	$(3,613,189)	1,373,431	$11,588,566
High Yield Fund Class R3
Sold	837,762	$7,144,883	745,706	$6,655,229
Issued as reinvestment of dividends	242,579	2,129,846	263,316	2,230,290
Redeemed	(1,641,307)	(13,932,102)	(1,242,387)	(10,964,684)
Net increase (decrease)	(560,966)	$(4,657,373)	(233,365)	$(2,079,165)
Balanced Fund Class I
Sold	1,379,938	$16,405,193	2,015,264	$23,672,797
Issued as reinvestment of dividends	173,528	2,058,041	103,704	1,128,296
Redeemed	(743,647)	(8,643,855)	(409,628)	(4,762,291)
Net increase (decrease)	809,819	$9,819,379	1,709,340	$20,038,802
Balanced Fund Class R5
Sold	198,510	$2,366,990	533,987	$6,498,013
Issued as reinvestment of dividends	236,763	2,810,372	322,811	3,512,186
Redeemed	(785,543)	(9,194,993)	(619,845)	(7,255,273)
Net increase (decrease)	(350,270)	$(4,017,631)	236,953	$2,754,926
Balanced Fund Service Class
Sold	248,919	$3,177,238	56,864	$704,414
Issued as reinvestment of dividends	26,519	333,607	40,978	470,839
Redeemed	(92,023)	(1,133,885)	(159,632)	(2,010,098)
Net increase (decrease)	183,415	$2,376,960	(61,790)	$(834,845)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Balanced Fund Administrative Class
Sold	83,672	$1,005,361	87,979	$1,039,911
Issued as reinvestment of dividends	34,921	416,607	48,914	535,122
Redeemed	(224,831)	(2,700,070)	(191,364)	(2,228,416)
Net increase (decrease)	(106,238)	$(1,278,102)	(54,471)	$(653,383)
Balanced Fund Class A
Sold	127,744	$1,449,420	160,969	$1,848,162
Issued as reinvestment of dividends	137,628	1,592,357	182,222	1,935,198
Redeemed	(351,203)	(4,140,429)	(483,832)	(5,667,735)
Net increase (decrease)	(85,831)	$(1,098,652)	(140,641)	$(1,884,375)
Balanced Fund Class R4
Sold	35,848	$417,440	67,879	$775,293
Issued as reinvestment of dividends	16,250	186,064	21,965	231,293
Redeemed	(46,044)	(523,745)	(126,383)	(1,416,944)
Net increase (decrease)	6,054	$79,759	(36,539)	$(410,358)
Balanced Fund Class R3
Sold	136,736	$1,578,091	168,771	$1,930,659
Issued as reinvestment of dividends	37,878	431,814	61,641	645,997
Redeemed	(166,963)	(1,876,126)	(252,274)	(2,810,057)
Net increase (decrease)	7,651	$133,779	(21,862)	$(233,401)
Disciplined Value Fund Class I
Sold	1,135,891	$13,574,006	160,261	$2,202,983
Issued as reinvestment of dividends	87,394	1,207,781	233,069	2,950,659
Redeemed	(713,777)	(9,091,696)	(338,730)	(4,714,167)
Net increase (decrease)	509,508	$5,690,091	54,600	$439,475
Disciplined Value Fund Class R5
Sold	113,957	$1,355,314	123,108	$1,736,363
Issued as reinvestment of dividends	273,525	3,793,792	693,290	8,804,772
Redeemed	(1,542,362)	(18,713,690)	(493,934)	(7,042,796)
Net increase (decrease)	(1,154,880)	$(13,564,584)	322,464	$3,498,339
Disciplined Value Fund Service Class
Sold	124,315	$1,406,469	326,225	$4,391,304
Issued as reinvestment of dividends	98,567	1,356,284	512,421	6,451,380
Redeemed	(723,853)	(9,800,079)	(2,324,597)	(33,134,768)
Net increase (decrease)	(500,971)	$(7,037,326)	(1,485,951)	$(22,292,084)
Disciplined Value Fund Administrative Class
Sold	63,218	$727,009	35,597	$497,307
Issued as reinvestment of dividends	27,299	384,917	103,832	1,338,400
Redeemed	(151,052)	(2,035,626)	(265,367)	(3,622,759)
Net increase (decrease)	(60,535)	$(923,700)	(125,938)	$(1,787,052)
Disciplined Value Fund Class A
Sold	114,031	$1,542,202	76,285	$1,015,797
Issued as reinvestment of dividends	33,935	462,189	102,118	1,275,458
Redeemed	(115,626)	(1,413,414)	(270,115)	(3,700,038)
Net increase (decrease)	32,340	$590,977	(91,712)	$(1,408,783)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Disciplined Value Fund Class R4
Sold	11,708	$144,273	30,449	$407,194
Issued as reinvestment of dividends	20,004	270,247	76,557	948,544
Redeemed	(97,795)	(1,316,545)	(196,329)	(2,640,631)
Net increase (decrease)	(66,083)	$(902,025)	(89,323)	$(1,284,893)
Disciplined Value Fund Class R3
Sold	93,605	$1,087,951	62,163	$861,475
Issued as reinvestment of dividends	19,703	271,118	50,347	634,881
Redeemed	(93,455)	(1,185,450)	(46,924)	(636,881)
Net increase (decrease)	19,853	$173,619	65,586	$859,475
Main Street Fund Class I
Sold	994,249	$10,263,296	707,690	$7,459,768
Issued as reinvestment of dividends	218,688	2,335,592	311,387	2,939,489
Redeemed	(755,303)	(7,878,220)	(795,786)	(8,188,803)
Net increase (decrease)	457,634	$4,720,668	223,291	$2,210,454
Main Street Fund Class R5
Sold	386,916	$4,034,496	320,187	$3,429,258
Issued as reinvestment of dividends	418,418	4,468,709	810,689	7,652,907
Redeemed	(1,140,364)	(11,817,224)	(2,396,090)	(25,267,861)
Net increase (decrease)	(335,030)	$(3,314,019)	(1,265,214)	$(14,185,696)
Main Street Fund Service Class
Sold	961	$10,148	7,141	$83,854
Issued as reinvestment of dividends	4,458	49,701	7,635	74,980
Redeemed	(46,671)	(540,230)	(17,365)	(202,749)
Net increase (decrease)	(41,252)	$(480,381)	(2,589)	$(43,915)
Main Street Fund Administrative Class
Sold	159,554	$1,628,522	169,186	$1,816,324
Issued as reinvestment of dividends	211,225	2,255,886	331,904	3,133,171
Redeemed	(695,524)	(7,172,594)	(642,203)	(6,810,668)
Net increase (decrease)	(324,745)	$(3,288,186)	(141,113)	$(1,861,173)
Main Street Fund Class A
Sold	95,643	$957,087	89,198	$909,751
Issued as reinvestment of dividends	113,081	1,188,476	171,815	1,597,879
Redeemed	(297,116)	(3,085,995)	(303,230)	(3,103,946)
Net increase (decrease)	(88,392)	$(940,432)	(42,217)	$(596,316)
Main Street Fund Class R4
Sold	34,580	$348,669	41,075	$431,892
Issued as reinvestment of dividends	57,075	593,581	78,074	719,840
Redeemed	(97,355)	(1,017,728)	(71,044)	(736,685)
Net increase (decrease)	(5,700)	$(75,478)	48,105	$415,047
Main Street Fund Class R3
Sold	6,232	$62,801	8,724	$91,217
Issued as reinvestment of dividends	10,109	106,551	22,025	205,497
Redeemed	(20,066)	(214,359)	(69,865)	(647,708)
Net increase (decrease)	(3,725)	$(45,007)	(39,116)	$(350,994)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Disciplined Growth Fund Class I
Sold	910,715	$10,042,476	679,048	$7,752,566
Issued as reinvestment of dividends	388,407	4,066,618	693,240	6,509,520
Redeemed	(1,098,785)	(11,581,970)	(900,524)	(9,857,631)
Net increase (decrease)	200,337	$2,527,124	471,764	$4,404,455
Disciplined Growth Fund Class R5
Sold	2,424,223	$27,834,294	911,451	$10,250,074
Issued as reinvestment of dividends	1,016,326	10,651,101	2,380,302	22,374,835
Redeemed	(4,693,152)	(50,909,381)	(1,951,550)	(21,737,682)
Net increase (decrease)	(1,252,603)	$(12,423,986)	1,340,203	$10,887,227
Disciplined Growth Fund Service Class
Sold	296,296	$3,124,088	772,192	$8,172,909
Issued as reinvestment of dividends	333,098	3,510,848	1,601,401	15,117,227
Redeemed	(1,531,596)	(16,676,987)	(4,642,422)	(51,282,818)
Net increase (decrease)	(902,202)	$(10,042,051)	(2,268,829)	$(27,992,682)
Disciplined Growth Fund Administrative Class
Sold	532,032	$6,171,096	265,275	$3,046,171
Issued as reinvestment of dividends	420,793	4,502,486	892,271	8,539,033
Redeemed	(1,466,858)	(16,922,659)	(752,716)	(8,456,239)
Net increase (decrease)	(514,033)	$(6,249,077)	404,830	$3,128,965
Disciplined Growth Fund Class A
Sold	393,717	$4,306,687	231,268	$2,609,037
Issued as reinvestment of dividends	345,514	3,558,796	862,355	7,985,405
Redeemed	(1,220,793)	(13,089,935)	(1,173,716)	(12,206,478)
Net increase (decrease)	(481,562)	$(5,224,452)	(80,093)	$(1,612,036)
Disciplined Growth Fund Class R4
Sold	307,472	$3,317,709	218,067	$2,411,721
Issued as reinvestment of dividends	295,967	3,012,939	706,552	6,472,019
Redeemed	(535,710)	(5,775,801)	(901,113)	(9,430,716)
Net increase (decrease)	67,729	$554,847	23,506	$(546,976)
Disciplined Growth Fund Class R3
Sold	217,261	$2,285,159	91,777	$1,001,124
Issued as reinvestment of dividends	61,111	622,111	164,124	1,501,736
Redeemed	(369,598)	(4,138,562)	(199,714)	(2,079,642)
Net increase (decrease)	(91,226)	$(1,231,292)	56,187	$423,218
Small Cap Opportunities Fund Class I
Sold	1,129,713	$14,966,938	1,065,052	$14,069,847
Issued as reinvestment of dividends	22,012	318,077	296,313	3,656,500
Redeemed	(861,764)	(11,534,053)	(1,242,218)	(16,867,073)
Net increase (decrease)	289,961	$3,750,962	119,147	$859,274
Small Cap Opportunities Fund Class R5
Sold	4,536,074	$63,396,996	717,156	$10,241,766
Issued as reinvestment of dividends	60,213	868,871	527,091	6,499,034
Redeemed	(2,473,418)	(32,634,713)	(1,415,334)	(19,422,056)
Net increase (decrease)	2,122,869	$31,631,154	(171,087)	$(2,681,256)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Small Cap Opportunities Fund Service Class
Sold	267,039	$3,571,361	286,283	$3,814,895
Issued as reinvestment of dividends	8,411	121,119	121,291	1,491,884
Redeemed	(291,310)	(3,970,351)	(267,221)	(3,606,025)
Net increase (decrease)	(15,860)	$(277,871)	140,353	$1,700,754
Small Cap Opportunities Fund Administrative Class
Sold	217,960	$2,785,560	262,124	$3,520,679
Issued as reinvestment of dividends	8,435	120,787	162,217	1,983,912
Redeemed	(393,462)	(5,215,562)	(549,601)	(7,433,114)
Net increase (decrease)	(167,067)	$(2,309,215)	(125,260)	$(1,928,523)
Small Cap Opportunities Fund Class A
Sold	332,943	$4,038,283	543,203	$7,122,888
Issued as reinvestment of dividends	17,248	240,612	475,538	5,673,168
Redeemed	(1,008,003)	(12,909,501)	(1,539,107)	(19,719,299)
Net increase (decrease)	(657,812)	$(8,630,606)	(520,366)	$(6,923,243)
Small Cap Opportunities Fund Class R4
Sold	162,115	$1,965,065	121,027	$1,577,885
Issued as reinvestment of dividends	3,887	53,838	86,045	1,018,771
Redeemed	(267,510)	(3,410,248)	(144,511)	(1,868,406)
Net increase (decrease)	(101,508)	$(1,391,345)	62,561	$728,250
Small Cap Opportunities Fund Class R3
Sold	84,454	$1,008,882	125,331	$1,561,072
Issued as reinvestment of dividends	3,056	41,924	75,413	886,852
Redeemed	(286,498)	(3,673,536)	(215,349)	(2,742,881)
Net increase (decrease)	(198,988)	$(2,622,730)	(14,605)	$(294,957)
Global Fund Class I
Sold	1,095,137	$14,750,065	2,716,764	$33,263,336
Issued as reinvestment of dividends	51,537	704,508	934,821	10,142,807
Redeemed	(1,782,887)	(23,643,043)	(1,108,583)	(13,912,435)
Net increase (decrease)	(636,213)	$(8,188,470)	2,543,002	$29,493,708
Global Fund Class R5
Sold	827,558	$10,875,255	1,193,730	$14,732,552
Issued as reinvestment of dividends	64,981	889,589	1,737,067	18,881,920
Redeemed	(1,476,603)	(19,627,239)	(1,279,751)	(16,243,402)
Net increase (decrease)	(584,064)	$(7,862,395)	1,651,046	$17,371,070
Global Fund Service Class
Sold	150,261	$2,068,706	137,582	$1,743,409
Issued as reinvestment of dividends	3,398	46,110	206,208	2,220,861
Redeemed	(260,002)	(3,464,342)	(834,039)	(10,776,346)
Net increase (decrease)	(106,343)	$(1,349,526)	(490,249)	$(6,812,076)
Global Fund Administrative Class
Sold	335,946	$4,152,508	531,169	$6,831,201
Issued as reinvestment of dividends	37,975	520,255	1,501,760	16,324,130
Redeemed	(1,258,463)	(16,481,104)	(1,404,831)	(17,557,465)
Net increase (decrease)	(884,542)	$(11,808,341)	628,098	$5,597,866

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Global Fund Class A
Sold	370,819	$4,911,097	316,115	$3,994,179
Issued as reinvestment of dividends	7,138	96,655	540,734	5,807,488
Redeemed	(860,649)	(11,280,891)	(827,277)	(10,216,642)
Net increase (decrease)	(482,692)	$(6,273,139)	29,572	$(414,975)
Global Fund Class R4
Sold	238,864	$3,003,018	197,998	$2,453,024
Issued as reinvestment of dividends	2,803	37,330	151,487	1,601,209
Redeemed	(261,871)	(3,283,137)	(216,855)	(2,616,744)
Net increase (decrease)	(20,204)	$(242,789)	132,630	$1,437,489
Global Fund Class R3
Sold	195,546	$2,567,993	261,788	$3,012,181
Issued as reinvestment of dividends	2,453	33,038	188,126	2,011,068
Redeemed	(378,303)	(4,626,338)	(302,818)	(3,580,543)
Net increase (decrease)	(180,304)	$(2,025,307)	147,096	$1,442,706
International Equity Fund Class I
Sold	4,180,532	$51,140,629	3,634,930	$42,635,723
Issued as reinvestment of dividends	449,133	5,748,906	1,237,647	13,156,184
Redeemed	(9,755,499)	(121,420,945)	(14,992,578)	(175,347,987)
Net increase (decrease)	(5,125,834)	$(64,531,410)	(10,120,001)	$(119,556,080)
International Equity Fund Class R5
Sold	366,810	$4,608,798	342,264	$3,957,527
Issued as reinvestment of dividends	286,457	3,666,648	585,665	6,231,478
Redeemed	(3,854,186)	(48,275,299)	(4,400,311)	(51,578,933)
Net increase (decrease)	(3,200,919)	$(39,999,853)	(3,472,382)	$(41,389,928)
International Equity Fund Service Class
Sold	49,413	$601,437	104,243	$1,209,070
Issued as reinvestment of dividends	26,551	339,316	67,635	718,289
Redeemed	(513,944)	(6,537,449)	(1,170,201)	(13,597,428)
Net increase (decrease)	(437,980)	$(5,596,696)	(998,323)	$(11,670,069)
International Equity Fund Administrative Class
Sold	35,747	$435,111	91,345	$1,054,123
Issued as reinvestment of dividends	16,406	208,684	43,583	460,669
Redeemed	(236,315)	(2,955,297)	(600,981)	(6,827,189)
Net increase (decrease)	(184,162)	$(2,311,502)	(466,053)	$(5,312,397)
International Equity Fund Class A
Sold	270,031	$3,232,288	205,857	$2,323,334
Issued as reinvestment of dividends	61,598	760,119	118,131	1,213,203
Redeemed	(751,225)	(8,910,416)	(876,926)	(9,588,312)
Net increase (decrease)	(419,596)	$(4,918,009)	(552,938)	$(6,051,775)
International Equity Fund Class R4
Sold	28,978	$324,669	91,803	$1,012,410
Issued as reinvestment of dividends	14,225	173,825	44,423	451,336
Redeemed	(314,860)	(3,691,453)	(570,047)	(6,392,679)
Net increase (decrease)	(271,657)	$(3,192,959)	(433,821)	$(4,928,933)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
International Equity Fund Class R3
Sold	33,535	$375,960	88,507	$974,430
Issued as reinvestment of dividends	14,667	178,640	37,193	377,140
Redeemed	(327,850)	(3,921,617)	(381,182)	(3,946,437)
Net increase (decrease)	(279,648)	$(3,367,017)	(255,482)	$(2,594,867)
Strategic Emerging Markets Fund Class I
Sold	10,127,465	$132,216,588	2,656,702	$34,135,959
Issued as reinvestment of dividends	1,034,165	13,661,324	114,592	1,339,579
Redeemed	(9,265,591)	(109,834,837)	(8,819,308)	(111,427,031)
Net increase (decrease)	1,896,039	$36,043,075	(6,048,014)	$(75,951,493)
Strategic Emerging Markets Fund Class R5
Sold	219,944	$2,913,595	11,142	$145,745
Issued as reinvestment of dividends	26,614	357,160	1,883	22,332
Redeemed	(336,221)	(4,440,670)	(933)	(11,005)
Net increase (decrease)	(89,663)	$(1,169,915)	12,092	$157,072
Strategic Emerging Markets Fund Service Class
Sold	166,762	$2,238,544	24,803	$315,789
Issued as reinvestment of dividends	3,146	41,689	21	247
Redeemed	(15,462)	(184,722)	(10,805)	(130,619)
Net increase (decrease)	154,446	$2,095,511	14,019	$185,417
Strategic Emerging Markets Fund Administrative Class
Sold	16,959	$209,276	11,605	$144,773
Issued as reinvestment of dividends	5,996	79,749	185	2,174
Redeemed	(19,416)	(239,335)	(9,726)	(123,132)
Net increase (decrease)	3,539	$49,690	2,064	$23,815
Strategic Emerging Markets Fund Class A
Sold	155,124	$1,998,164	51,270	$639,433
Issued as reinvestment of dividends	6,859	90,537	155	1,818
Redeemed	(76,087)	(938,758)	(13,550)	(179,393)
Net increase (decrease)	85,896	$1,149,943	37,875	$461,858
Strategic Emerging Markets Fund Class R4
Sold	19,713	$244,996	50,999	$614,004
Issued as reinvestment of dividends	8,531	112,016	250	2,905
Redeemed	(37,453)	(445,066)	(50,142)	(641,795)
Net increase (decrease)	(9,209)	$(88,054)	1,107	$(24,886)
Strategic Emerging Markets Fund Class R3
Sold	42,579	$524,514	18,121	$228,206
Issued as reinvestment of dividends	4,650	60,918	—	—
Redeemed	(29,412)	(363,228)	(20,308)	(252,485)
Net increase (decrease)	17,817	$222,204	(2,187)	$(24,279)

Notes to Financial Statements (Continued)

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended September 30, 2020:

Front-End Sales Charges Retained by Distributor
Core Bond Fund	$439
International Equity Fund	64

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2020, were waived for any redemptions subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2020, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$278,141,228	$—	$—	$—
Short-Duration Bond Fund	430,554,172	8,036,240	(9,706,882)	(1,670,642)
Inflation-Protected and Income Fund	361,159,012	13,850,445	(2,564,117)	11,286,328
Core Bond Fund	1,516,878,776	48,567,168	(24,702,693)	23,864,475
Diversified Bond Fund	250,079,605	8,142,836	(6,819,587)	1,323,249
High Yield Fund	589,968,919	19,911,794	(33,922,988)	(14,011,194)
Balanced Fund	126,010,810	19,295,134	(5,234,569)	14,060,565
Disciplined Value Fund	85,031,041	6,493,336	(10,209,006)	(3,715,670)
Main Street Fund	93,833,807	26,600,488	(3,143,899)	23,456,589
Disciplined Growth Fund	179,796,896	87,823,760	(2,787,535)	85,036,225
Small Cap Opportunities Fund	225,265,751	37,405,273	(37,310,869)	94,404
Global Fund	166,681,146	151,443,455	(1,376,537)	150,066,918
International Equity Fund	183,920,705	6,507,400	(7,163,323)	(655,923)
Strategic Emerging Markets Fund	169,540,919	22,091,040	(11,683,576)	10,407,464

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at September 30, 2020, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2020, for federal income tax purposes, there were no unused capital losses.

Notes to Financial Statements (Continued)

At September 30, 2020, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Short-Duration Bond Fund	$7,030,277	$24,002,870
High Yield Fund	11,863,676	33,648,988
Disciplined Value Fund	1,223,150	670,427

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2020, late year ordinary losses:

Amount
Global Fund	$346,647
Strategic Emerging Markets Fund	248,688

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
U.S. Government Money Market Fund	$1,857,173	$—
Short-Duration Bond Fund	16,088,439	—
Inflation-Protected and Income Fund	6,327,704	—
Core Bond Fund	46,839,258	—
Diversified Bond Fund	7,907,495	—
High Yield Fund	32,799,482	—
Balanced Fund	2,773,051	5,056,182
Disciplined Value Fund	2,190,398	5,555,930
Main Street Fund	1,136,104	9,873,026
Disciplined Growth Fund	2,181,534	27,743,365
Small Cap Opportunities Fund	574,557	1,192,223
Global Fund	1,587,972	739,536
International Equity Fund	2,633,421	8,442,845
Strategic Emerging Markets Fund	997,920	13,413,672

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
U.S. Government Money Market Fund	$6,235,386	$—
Short-Duration Bond Fund	17,809,014	—
Inflation-Protected and Income Fund	8,747,260	—
Core Bond Fund	40,712,602	—
Diversified Bond Fund	6,563,877	—
High Yield Fund	30,929,893	—
Balanced Fund	2,960,247	5,499,132
Disciplined Value Fund	8,020,020	14,384,074
Main Street Fund	2,485,726	13,838,038
Disciplined Growth Fund	22,346,107	46,153,668
Small Cap Opportunities Fund	3,770,587	17,439,806
Global Fund	1,949,949	55,040,887
International Equity Fund	4,243,842	18,364,608
Strategic Emerging Markets Fund	1,369,055	—

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2020:

Amount
International Equity Fund	$368,565
Strategic Emerging Markets Fund	212,623

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2020, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$5,411	$—	$(49,351)	$—
Short-Duration Bond Fund	12,835,373	(31,033,147)	(52,919)	(1,670,642)
Inflation-Protected and Income Fund	17,935,589	—	(28,246)	11,286,329
Core Bond Fund	62,332,631	3,758,523	(143,285)	23,864,475
Diversified Bond Fund	10,922,079	3,426,266	(18,544)	1,317,534
High Yield Fund	23,193,558	(45,512,664)	(29,657)	(14,011,194)
Balanced Fund	2,006,178	1,770,969	(15,525)	14,060,565
Disciplined Value Fund	1,294,893	(1,893,577)	(24,475)	(3,715,670)
Main Street Fund	802,120	2,071,832	(15,033)	23,456,687
Disciplined Growth Fund	557,495	10,014,433	(29,878)	85,036,224
Small Cap Opportunities Fund	736,693	17,204,870	(22,608)	94,404

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Global Fund	$—	$16,859,727	$(380,787)	$150,080,221
International Equity Fund	12,178,079	57,558,476	(57,772)	(615,209)
Strategic Emerging Markets Fund	—	2,939,347	(263,478)	10,385,582

During the year ended September 30, 2020, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
U.S. Government Money Market Fund	$—	$(16,070)	$16,070
Short-Duration Bond Fund	87,829	(2,082,954)	1,995,125
Inflation-Protected and Income Fund	—	3,129,851	(3,129,851)
Core Bond Fund	(1)	(3,092,558)	3,092,559
Diversified Bond Fund	—	(561,200)	561,200
High Yield Fund	—	(676,008)	676,008
Balanced Fund	—	(328,867)	328,867
Disciplined Value Fund	—	23,207	(23,207)
Main Street Fund	(305)	(83,363)	83,668
Disciplined Growth Fund	—	377,754	(377,754)
Small Cap Opportunities Fund	(20,391)	461,203	(440,812)
Global Fund	(232,396)	(478,241)	710,637
International Equity Fund	—	190,241	(190,241)
Strategic Emerging Markets Fund	—	(388,627)	388,627

The Funds did not have any unrecognized tax benefits at September 30, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (Continued)

8.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 is effective for the fiscal year ending September 30, 2020. Management has implemented the applicable changes, and they did not have a material impact on the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU 2020-08.

In March 2020, FASB issued Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, are approximately $44,200, $299,880, and $414,800, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

Notes to Financial Statements (Continued)

10.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadvisers, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

11.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2020, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective November 18, 2020, Invesco replaced Barings as the subadviser of the Premier Balanced Fund.

Effective November 18, 2020, Wellington Management replaced Barings as the subadviser of the Premier Disciplined Value Fund and Premier Disciplined Growth Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation- Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired.	109

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2003 2006- 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109

Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2004	Retired.	109

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2012	Retired.	109

Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2004	Retired.	109

Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2012	Retired.	111^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109

Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2012	Retired.	111^

Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).	109
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2004- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

				109
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).	109

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

				109
Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	109
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

				109
Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2020, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Short-Duration Bond Fund	0.05%
Core Bond Fund	0.37%
Diversified Bond Fund	0.20%
Balanced Fund	52.35%
Disciplined Value Fund	100.00%
Main Street Fund	100.00%
Disciplined Growth Fund	100.00%
Small Cap Opportunities Fund	100.00%
Global Fund	93.76%
International Equity Fund	0.80%
Strategic Emerging Markets Fund	6.83%

For the year ended September 30, 2020, the following Fund(s) earned the following foreign sources of income:

Amount
International Equity Fund	$791,713
Strategic Emerging Markets Fund	766,411

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2020.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2020, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML

Other Information (Unaudited) (Continued)

Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2019. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for the U.S. Government Money Market Fund, Short-Duration Bond Fund, High Yield Fund, Balanced Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, and Strategic Emerging Markets Fund were within the top fifty percent of their peer groups, and in most cases in the top forty percent. Of those Funds, all had net advisory fees below the medians of their peers, or in the top sixty percent of their peer groups, except the Strategic Emerging Markets Fund and U.S. Government Money Market Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and long-term relative performance records. In this regard, the Committee noted, with respect to the U.S. Government Money Market Fund, MML Advisers’ statement that, although the Fund’s performance was below the category median for the one- and three-year periods, money market fund expenses and performance have been affected over time by factors such as their sponsors’ willingness to reduce expenses and increase yields through fee waivers, particularly in periods of market turmoil, and that simple comparisons with peer advisory fees are not necessarily of value in determining the reasonableness of a money market fund’s fees. The Committee noted that MML Advisers had recently implemented a fee waiver in order to maintain the Fund’s positive yield.

As to the International Equity Fund, the Committee considered MML Advisers’ statement that, although the Fund’s net advisory fee was at the 89th comparative percentile, the Fund’s total net expense ratio, at the 64th comparative percentile, was only two basis points above the peer group median, and that MML Advisers was proposing the conversion of the Fund’s two basis point expense waiver to a permanent two basis point reduction in the Fund’s advisory fee. In the related discussion, the Committee requested that MML Advisers consider continuing the two basis point advisory fee waiver in addition to the permanent advisory fee reduction, to bring the Fund’s advisory fee more in line with the peer group median; MML Advisers agreed. As to the Inflation-Protected and Income Fund, the Committee considered MML Advisers’ statement that, although the Fund’s net advisory fee was at the 77th comparative percentile, the Fund’s total net expense ratio, at the 62nd comparative percentile, was only four basis points above the peer group median. As to the Core Bond Fund, the Committee considered MML Advisers’ statement that, although the Fund’s net advisory fee was at the 80th comparative percentile, the Fund’s total net expense ratio was at the peer group median. The Committee also considered that each of the Funds, other than the International Equity Fund, which MML Advisers reported is under close review due to recent underperformance, had achieved favorable three-year investment performance.

As to the Diversified Bond Fund, the Committee considered MML Advisers’ statement that, although the Fund had a net advisory fee at the 40th comparative percentile, its total net expense ratio was at the 67th comparative percentile. The Committee also considered MML Advisers’ statement that the Fund’s total net expense ratio was within five basis points of the peer group median, and that the Fund had experienced favorable three-year investment performance compared to its performance category.

The Committee determined on the basis of these factors that the Funds’ advisory fees, and the expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, and Strategic Emerging Markets Fund had achieved three-year investment performance above the medians of their performance categories, or in the top sixty percent of their performance categories. The Committee considered that the Main Street Fund and International Equity Fund experienced three-year investment performance outside the top sixty percent of their performance categories, but experienced improved performance for the one-year period to a level above the median of its performance category in the case of the Main Street Fund and to the 57th comparative percentile in the case of the International Equity Fund.

Other Information (Unaudited) (Continued)

As to the Disciplined Value Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 80th and 86th comparative percentiles, respectively. The Committee considered MML Advisers’ statements that the Fund’s performance was adversely affected by the subadviser’s strong value bias during a period when value investing has underperformed generally, that the Fund has performed more favorably over the longer term, and that the Fund has a favorable total net expense ratio. The Committee also considered MML Advisers’ statement that it maintains’ conviction in the investment process of the Fund’s subadviser.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2020, the Trustees, including the Independent Trustees, approved new subadvisory agreements with Thompson, Siegel & Walmsley LLC (“TSW”) and Wellington Management Company LLP (“Wellington Management”) for the International Equity Fund (the “June New Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the June New Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel. In reviewing the June New Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) TSW and Wellington Management and their personnel with responsibility for providing services to the International Equity Fund; (ii) the terms of the June New Subadvisory Agreements; (iii) the scope and quality of the services that TSW and Wellington Management will provide under the June New Subadvisory Agreements; (iv) the historical investment performance track records of TSW and Wellington Management and the complementary nature of their investment approaches; and (v) the fees payable to TSW and Wellington Management by MML Advisers for the Fund, the effect of such fees on the profitability to MML Advisers, and any information provided by TSW and Wellington Management regarding the fees paid to TSW and Wellington Management by other funds with similar investment objectives as the International Equity Fund. The Trustees also noted the fact that the International Equity Fund’s advisory fees and total expenses were not expected to change as a result of the June New Subadvisory Agreements, and that, as previously approved by the Board, the Fund’s advisory fee will be reduced as of July 1, 2020.

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the June New Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, and following their review, the Trustees concluded, with respect to the June New Subadvisory Agreements, that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the June New Subadvisory Agreements; (ii) MML Advisers’ projected levels of profitability due to the June New Subadvisory Agreements are not excessive and the subadvisory fee amounts under the June New Subadvisory Agreements are fair and reasonable; (iii) the investment processes and strategies of each of TSW and Wellington Management appear well suited to the Fund given its investment objective and policies; and (iv) the terms of the June New Subadvisory Agreements are fair and reasonable with respect to the International Equity Fund, and are in the best interests of the International Equity Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the June New Subadvisory Agreements.

The June New Subadvisory Agreements became effective on August 4, 2020.

At their meeting in September 2020, the Trustees, including the Independent Trustees, approved new subadvisory agreements with (i) Invesco Advisers, Inc. (“Invesco”) for the Balanced Fund, and (ii) Wellington Management for the Disciplined Growth Fund and Disciplined Value Fund (the “September New Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the September New Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel. In reviewing the September New Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Invesco and Wellington Management and their personnel with responsibility for providing services to the respective funds; (ii) the terms of the September New Subadvisory Agreements; (iii) the scope and quality of the services that Invesco and Wellington Management will provide under the September New Subadvisory Agreements; (iv) the historical investment performance track records of Invesco and Wellington Management; and (v) the fees payable to Invesco and Wellington Management by MML Advisers for the respective funds, the effect of such fees on the profitability to MML Advisers, and any information provided by Invesco and Wellington Management regarding the fees paid to Invesco and Wellington Management by other funds with similar investment objectives as the respective funds. The Trustees also noted the fact that each Fund’s advisory fees and total expenses were not expected to change as a result of the September New Subadvisory Agreements. In addition, the Trustees also approved a new sub-subadvisory agreement between Invesco and Invesco Capital Management LLC for the Balanced Fund (the “New Sub-Subadvisory Agreement”)

Prior to the votes being taken to approve the September New Subadvisory Agreements and the New Sub-Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, and following their review, the Trustees concluded, with respect to the September New Subadvisory Agreements and New Sub-Subadvisory Agreement, that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the September New Subadvisory Agreements and New Sub-Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the September New Subadvisory Agreements are not excessive and the subadvisory fee amounts under the September New Subadvisory Agreements are fair and reasonable; (iii) the investment processes and strategies of each of Invesco and Wellington Management appear well suited to the respective funds given their investment objectives and policies; and (iv) the terms of the September New Subadvisory Agreements and New Sub-Subadvisory Agreement are fair and reasonable with respect to the respective funds, and are in the best interests of the respective funds’ shareholders. After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the September New Subadvisory Agreements and New Sub-Subadvisory Agreement.

The September New Subadvisory Agreements and New Sub-Subadvisory Agreement became effective on November 18, 2020.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2020

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2020:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2020.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
U.S. Government Money Market Fund
Class R5	$1,000	0.28%	$1,000.00	$1.40	$1,023.60	$1.42
Short-Duration Bond Fund
Class I	1,000	0.43%	1,076.80	2.23	1,022.90	2.17
Class R5	1,000	0.53%	1,076.60	2.75	1,022.40	2.68
Service Class	1,000	0.63%	1,074.90	3.27	1,021.90	3.18
Administrative Class	1,000	0.73%	1,075.30	3.79	1,021.40	3.69
Class A	1,000	0.98%	1,073.60	5.08	1,020.10	4.95
Class R4	1,000	0.88%	1,073.70	4.56	1,020.60	4.45
Class R3	1,000	1.13%	1,073.10	5.86	1,019.40	5.70

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.48%	$1,103.60	$2.52	$1,022.60	$2.43
Class R5	1,000	0.58%	1,104.50	3.05	1,022.10	2.93
Service Class	1,000	0.68%	1,103.90	3.58	1,021.60	3.44
Administrative Class	1,000	0.77%	1,102.70	4.05	1,021.20	3.89
Class A	1,000	1.03%	1,101.40	5.41	1,019.90	5.20
Class R4	1,000	0.93%	1,102.10	4.89	1,020.40	4.70
Class R3	1,000	1.17%	1,099.90	6.14	1,019.20	5.91
Core Bond Fund
Class I	1,000	0.42%	1,094.00	2.20	1,022.90	2.12
Class R5	1,000	0.52%	1,093.60	2.72	1,022.40	2.63
Service Class	1,000	0.62%	1,092.30	3.24	1,021.90	3.13
Administrative Class	1,000	0.72%	1,092.00	3.77	1,021.40	3.64
Class A	1,000	0.97%	1,090.90	5.07	1,020.20	4.90
Class R4	1,000	0.87%	1,091.50	4.55	1,020.70	4.40
Class R3	1,000	1.12%	1,090.00	5.85	1,019.40	5.65
Diversified Bond Fund
Class I	1,000	0.51%	1,107.80	2.69	1,022.50	2.58
Class R5	1,000	0.62%	1,106.70	3.27	1,021.90	3.13
Service Class	1,000	0.71%	1,106.20	3.74	1,021.50	3.59
Administrative Class	1,000	0.82%	1,106.40	4.32	1,020.90	4.14
Class A	1,000	1.07%	1,105.50	5.63	1,019.70	5.40
Class R4	1,000	0.97%	1,105.60	5.11	1,020.20	4.90
Class R3	1,000	1.21%	1,103.80	6.36	1,019.00	6.11
High Yield Fund
Class I	1,000	0.54%	1,120.80	2.86	1,022.30	2.73
Class R5	1,000	0.64%	1,120.00	3.39	1,021.80	3.23
Service Class	1,000	0.74%	1,118.70	3.92	1,021.30	3.74
Administrative Class	1,000	0.84%	1,119.40	4.45	1,020.80	4.24
Class A	1,000	1.09%	1,117.10	5.77	1,019.60	5.50
Class R4	1,000	0.99%	1,117.30	5.24	1,020.10	5.00
Class R3	1,000	1.24%	1,116.90	6.56	1,018.80	6.26
Balanced Fund
Class I	1,000	0.70%	1,210.90	3.87	1,021.50	3.54
Class R5	1,000	0.80%	1,210.00	4.42	1,021.00	4.04
Service Class	1,000	0.90%	1,209.20	4.97	1,020.50	4.55
Administrative Class	1,000	1.00%	1,208.90	5.52	1,020.00	5.05
Class A	1,000	1.25%	1,206.60	6.90	1,018.80	6.31
Class R4	1,000	1.15%	1,207.70	6.35	1,019.30	5.81
Class R3	1,000	1.40%	1,206.70	7.72	1,018.00	7.06
Disciplined Value Fund
Class I	1,000	0.74%	1,187.80	4.05	1,021.30	3.74
Class R5	1,000	0.84%	1,187.30	4.59	1,020.80	4.24
Service Class	1,000	0.95%	1,186.00	5.19	1,020.30	4.80
Administrative Class	1,000	1.04%	1,185.30	5.68	1,019.80	5.25
Class A	1,000	1.29%	1,185.00	7.05	1,018.60	6.51
Class R4	1,000	1.20%	1,185.50	6.56	1,019.00	6.06
Class R3	1,000	1.44%	1,183.20	7.86	1,017.80	7.26

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Main Street Fund
Class I	$1,000	0.75%	$1,298.00	$4.31	$1,021.30	$3.79
Class R5	1,000	0.85%	1,296.90	4.88	1,020.80	4.29
Service Class	1,000	0.97%	1,296.90	5.57	1,020.20	4.90
Administrative Class	1,000	1.05%	1,296.10	6.03	1,019.80	5.30
Class A	1,000	1.30%	1,294.30	7.46	1,018.50	6.56
Class R4	1,000	1.20%	1,294.70	6.88	1,019.00	6.06
Class R3	1,000	1.45%	1,293.20	8.31	1,017.80	7.31
Disciplined Growth Fund
Class I	1,000	0.56%	1,412.10	3.38	1,022.20	2.83
Class R5	1,000	0.66%	1,410.50	3.98	1,021.70	3.34
Service Class	1,000	0.76%	1,410.50	4.58	1,021.20	3.84
Administrative Class	1,000	0.86%	1,410.10	5.18	1,020.70	4.34
Class A	1,000	1.11%	1,408.30	6.68	1,019.50	5.60
Class R4	1,000	1.01%	1,408.40	6.08	1,020.00	5.10
Class R3	1,000	1.26%	1,407.70	7.58	1,018.70	6.36
Small Cap Opportunities Fund
Class I	1,000	0.69%	1,364.60	4.08	1,021.60	3.49
Class R5	1,000	0.79%	1,364.30	4.67	1,021.10	3.99
Service Class	1,000	0.89%	1,363.10	5.26	1,020.60	4.50
Administrative Class	1,000	0.99%	1,362.30	5.85	1,020.10	5.00
Class A	1,000	1.24%	1,361.10	7.32	1,018.80	6.26
Class R4	1,000	1.14%	1,362.60	6.73	1,019.30	5.76
Class R3	1,000	1.39%	1,360.20	8.20	1,018.10	7.01
Global Fund
Class I	1,000	0.85%	1,391.30	5.08	1,020.80	4.29
Class R5	1,000	0.95%	1,389.70	5.68	1,020.30	4.80
Service Class	1,000	1.05%	1,389.60	6.27	1,019.80	5.30
Administrative Class	1,000	1.15%	1,387.80	6.86	1,019.30	5.81
Class A	1,000	1.40%	1,386.30	8.35	1,018.00	7.06
Class R4	1,000	1.30%	1,386.90	7.76	1,018.50	6.56
Class R3	1,000	1.55%	1,384.80	9.24	1,017.30	7.82
International Equity Fund
Class I	1,000	1.04%	1,256.50	5.87	1,019.80	5.25
Class R5	1,000	1.13%	1,256.50	6.37	1,019.40	5.70
Service Class	1,000	1.25%	1,255.10	7.05	1,018.80	6.31
Administrative Class	1,000	1.32%	1,254.40	7.44	1,018.40	6.66
Class A	1,000	1.59%	1,253.50	8.96	1,017.10	8.02
Class R4	1,000	1.51%	1,255.00	8.51	1,017.50	7.62
Class R3	1,000	1.76%	1,251.80	9.91	1,016.20	8.87

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Emerging Markets Fund
Class I	$1,000	1.15%	$1,274.60	$6.54	$1,019.30	$5.81
Class R5	1,000	1.25%	1,274.20	7.11	1,018.80	6.31
Service Class	1,000	1.35%	1,272.80	7.67	1,018.30	6.81
Administrative Class	1,000	1.45%	1,273.00	8.24	1,017.80	7.31
Class A	1,000	1.70%	1,271.20	9.65	1,016.50	8.57
Class R4	1,000	1.60%	1,271.80	9.09	1,017.00	8.07
Class R3	1,000	1.85%	1,270.70	10.50	1,015.80	9.32

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2020, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

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Underwriter:
MML Distributors, LLC
100 Bright Meadow Blvd.
Enfield, Connecticut 06082-1981

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50209-00

Item 2. Code of Ethics.

As of September 30, 2020, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2020, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2020 and 2019 were $474,283 and $462,692, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2020 and 2019. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2020 and 2019 were $101,284 and $104,065, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2020 and 2019. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2020 and 2019 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant,

the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2020 and 2019 were $767,136 and $1,346,488, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/24/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/24/2020

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	11/24/2020